Rule 497(c)
                                                              File Nos. 33-58004
                                                                        811-7474




                                Fund Information
                                 And Prospectus

                                 [Logo omitted]
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                                     BOSTON
                                     1784
                                     FUNDS

                               OCTOBER 1, 1999

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BOSTON 1784 FUNDS[SERVICE MARK]
THE TWO CENTURIES OF TRADITION BEHIND OUR NAME
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BOSTON 1784 FUNDS ARE MANAGED BY BANKBOSTON. FOUNDED IN 1784, THE BANK HAS
EARNED A REPUTATION FOR PRUDENT MONEY MANAGEMENT AND COUNSEL TO INDIVIDUALS AND BUSINESSES THROUGHOUT NEW ENGLAND. ITS HERITAGE, ACHIEVEMENTS AND SCOPE PLACE THE BANK AT THE HEART OF BOSTON'S MONEY MANAGEMENT INDUSTRY--A BUSINESS IT HELPED CREATE. BOSTON 1784 FUNDS EMBODY THIS TRADITION IN A MUTUAL FUND FAMILY WITH A WIDE RANGE OF INVESTMENT CHOICES.

MONEY MARKET FUNDS
         Boston 1784 Tax-Free Money Market Fund
         Boston 1784 U.S. Treasury Money Market Fund
         Boston 1784 Institutional U.S. Treasury Money Market Fund Boston 1784 Prime Money Market Fund
         Boston 1784 Institutional Prime Money Market Fund

BOND FUNDS
         Boston 1784 Short-Term Income Fund
         Boston 1784 Income Fund
         Boston 1784 U.S. Government Medium-Term Income Fund

TAX-EXEMPT INCOME FUNDS
         Boston 1784 Tax-Exempt Medium-Term Income Fund
         Boston 1784 Connecticut Tax-Exempt Income Fund
         Boston 1784 Florida Tax-Exempt Income Fund
         Boston 1784 Massachusetts Tax-Exempt Income Fund
         Boston 1784 Rhode Island Tax-Exempt Income Fund

STOCK FUNDS
         Boston 1784 Asset Allocation Fund
         Boston 1784 Growth and Income Fund
         Boston 1784 Growth Fund
         Boston 1784 International Equity  Fund

IMPORTANT INFORMATION ABOUT BOSTON 1784 FUNDS

  BOSTON 1784 FUNDS ARE NOT FDIC INSURED, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

BANKBOSTON, N.A. SERVES AS INVESTMENT ADVISER AND SHAREHOLDER SERVICING AGENT FOR BOSTON 1784 FUNDS. BOSTON 1784 FUNDS ARE DISTRIBUTED BY SEI INVESTMENTS DISTRIBUTION CO. THE DISTRIBUTOR IS NOT AFFILIATED WITH BANKBOSTON, N.A. OR ANY OF ITS AFFILIATES. FINANCIAL SERVICES COUNSELORS ARE REGISTERED REPRESENTATIVES OF BANKBOSTON INVESTOR SERVICES, INC. (MEMBER NASD/SIPC), A WHOLLY-OWNED SUBSIDIARY OF BANKBOSTON, N.A. AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A MONEY MARKET FUND.

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INVESTMENT MANAGEMENT STRENGTH--
BOSTON 1784 FUNDS ARE MANAGED BY THE SAME INVESTMENT PROFESSIONALS WHO OVERSEE MORE THAN $30 BILLION FOR CLIENTS OF BANKBOSTON. WITH A 100-YEAR TRACK RECORD, THE BANK'S INVESTMENT MANAGERS HAVE EARNED NATIONAL RECOGNITION AND RESPECT, AS WELL AS THE CONFIDENCE OF PRIVATE BANKING AND TRUST CLIENTS ACROSS THE COUNTRY.


A FAMILY OF MUTUAL FUNDS--
BOSTON 1784 FUNDS FAMILY INCLUDES STOCK, BOND, TAX-EXEMPT AND MONEY MARKET FUNDS TO MEET A WIDE RANGE OF INVESTMENT GOALS. YOU MAY SELECT INDIVIDUAL FUNDS TO TARGET VERY SPECIFIC INVESTMENT OBJECTIVES OR COMBINE BOSTON 1784 FUNDS TO CREATE AN ENTIRE PORTFOLIO STRUCTURED IN THE MOST EFFECTIVE WAY TO MEET YOUR LONG-TERM GOALS.


EXPERT PLANNING AND GUIDANCE--
WHEN YOU HAVE QUESTIONS OR WANT ADVICE, YOU CAN TALK TO A FINANCIAL SERVICES COUNSELOR (FSC) WHO WILL PROVIDE EXPERT, STRAIGHTFORWARD HELP BASED ON YOUR GOALS.


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INVESTMENT MANAGEMENT STRENGTH
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BankBoston professionals have extensive experience helping individual clients achieve their financial goals through disciplined, personalized investment strategies. These same professionals also manage Boston 1784 Funds.

The experience of this team is a major factor behind investment results that have earned national recognition. The performance of Boston 1784 Funds has been cited in The Wall Street Journal, Fortune and Money magazine. Several of the Funds have appeared repeatedly on The Wall Street Journal's monthly Mutual Fund Scorecard.

You may have seen portfolio managers from Boston 1784 Funds on television, where they have appeared on CNBC and Wall Street Week. Edward G. ("Ned") Riley, Jr., Chief Investment Officer of Boston 1784 Funds, also writes a monthly column on equity investing and is frequently quoted in the financial press as a recognized expert.


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INTRODUCING THE BOSTON 1784 FUNDS TEAM, AND THE FUNDS THEY MANAGE AND CO-MANAGE.
(PICTURED LEFT TO RIGHT)

MICHAEL PELOSI, CFA
   BOSTON 1784 ASSET ALLOCATION FUND
LISA W. LEBOEUF
   BOSTON 1784 U.S. TREASURY MONEY MARKET FUND
   BOSTON 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND
   BOSTON 1784 PRIME MONEY MARKET FUND
   BOSTON 1784 INSTITUTIONAL PRIME MONEY MARKET FUND
EMMETT M. WRIGHT, CFA
   BOSTON 1784 U.S. TREASURY MONEY MARKET FUND
   BOSTON 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND
   BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND
   BOSTON 1784 INCOME FUND
   BOSTON 1784 ASSET ALLOCATION FUND
SUSAN A. SANDERSON, CFA
   BOSTON 1784 FLORIDA TAX-EXEMPT INCOME FUND
   BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND
THEODORE E. OBER
   BOSTON 1784 GROWTH AND INCOME FUND
   BOSTON 1784 GROWTH FUND


MARY K. WERLER, CFA
   BOSTON 1784 SHORT-TERM INCOME FUND
   BOSTON 1784 PRIME MONEY MARKET FUND
   BOSTON 1784 INSTITUTIONAL PRIME MONEY MARKET FUND
EUGENE D. TAKACH
   BOSTON 1784 GROWTH AND INCOME FUND
   BOSTON 1784 GROWTH FUND
KENTON J. IDE, CFA
   BOSTON 1784 INTERNATIONAL EQUITY FUND
DAVID H. THOMPSON, CFA
   BOSTON 1784 TAX-FREE MONEY MARKET FUND
   BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND
   BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND
   BOSTON 1784 FLORIDA TAX-EXEMPT INCOME FUND
   BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND
CARL W. PAPPO
   BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND
   BOSTON 1784 INCOME FUND
GUY C. HOLBROOK, CFA
   BOSTON 1784 TAX-FREE MONEY MARKET FUND
   BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND
   BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND
   BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND
WILLIAM S. STACK (NOT PICTURED) of Kleinwort Benson
     Investment Management Americas Inc.
     co-manages Boston 1784 International
     Equity Fund

[Photo of Edward G. ("Ned") Riley, Jr. omitted]

"AFTER FOUR MAJOR DOWN MARKETS, FIVE MAJOR UP MARKETS, FIVE RECESSIONS AND EIGHT U.S. PRESIDENTS, WE'VE DEVELOPED A DISCIPLINED PHILOSOPHY BASED ON EXPERIENCE. SIMPLY PUT, WE FOCUS ON LONG-TERM TRENDS THAT WILL PROPEL COMPANIES AND THE ECONOMY AS THEY GROW. WE DON'T LIKE FADS AND, EVEN IN OUR MORE AGGRESSIVE FUNDS, WE TAKE A PRUDENT APPROACH TO MONEY MANAGEMENT. WE DEMAND SOUND REASONS FOR EVERY DECISION WE MAKE."
Edward G. ("Ned") Riley, Jr.
CHIEF INVESTMENT OFFICER
BOSTON 1784 FUNDS


[PHOTO OF MANAGERS OMITTED]

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A FAMILY OF MUTUAL FUNDS
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MANY INVESTORS PREFER TO COMBINE SEVERAL TYPES OF MUTUAL FUNDS BECAUSE EACH CAN
PLAY A DIFFERENT ROLE IN A PORTFOLIO. HERE'S A BRIEF OVERVIEW OF THE CHARACTERISTICS OF STOCK, BOND AND MONEY MARKET MUTUAL FUNDS.

STOCK FUNDS
If you're seeking long-term growth or want to help protect the value of your assets from inflation, stock funds can be a good choice. Stock funds are generally classified by the types of companies in which they invest, such as small or large companies, high-growth companies or foreign companies. Stock funds offer the greatest potential for long-term gains but also the highest short-term risk.

BOND FUNDS
If you're seeking current income or want to add some stability to a stock fund portfolio, you should consider bond funds. Bond funds are classified by the types of debt instruments in which they invest, such as government or corporate bonds. Bond funds rise in value when interest rates fall--and vice versa.

TAX-EXEMPT BOND FUNDS
If you're in a high tax bracket, these funds can provide income that's free from income taxes.* They invest primarily in investment grade municipal bonds and similar securities. You may want to choose a fund that is exempt from both state and federal income taxes.

MONEY MARKET FUNDS
All money market funds seek to maintain a stable $1.00 share price so that they provide a good place to invest your short-term assets safely.

U.S. TREASURY MONEY MARKET FUNDS
These funds invest in the safest of all investments: U.S. government securities. Since they have very limited investment risk, they generate a modest level of income.

GENERAL MONEY MARKET FUNDS
These funds invest in "commercial paper" and other short-term financial instruments which are obligations of corporations or the U.S. Government.

TAX-EXEMPT MONEY MARKET FUNDS
These funds invest in short-term loans to municipalities, so there are little to no federal taxes on the income produced.*

* INCOME MAY BE SUBJECT TO THE ALTERNATIVE MINIMUM TAX AND/OR LOCAL TAXES.


THE RISK/REWARD PYRAMID

THE INVESTMENT PYRAMID SUGGESTS A WAY TO THINK ABOUT INVESTING. AT ITS BASE ARE MONEY MARKET FUNDS--A SOLID FOUNDATION FOR A PORTFOLIO BECAUSE THEY ARE LOW RISK AND OFFER HIGH LIQUIDITY. INCOME-GENERATING BOND FUNDS HAVE HIGHER RETURN POTENTIAL BUT ALSO RISE AND FALL IN VALUE AS INTEREST RATES CHANGE. AT THE TOP OF THE PYRAMID ARE STOCK FUNDS. THEY OFFER THE HIGHEST POTENTIAL LONG-TERM RETURNS, BUT ALSO THE HIGHEST LEVELS OF SHORT-TERM RISK.


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BOSTON 1784 SHORT-TERM INCOME
BOSTON 1784 INCOME
BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME
----------------------------------------------

BOSTON 1784 ASSET ALLOCATION
BOSTON 1784 GROWTH AND INCOME
BOSTON 1784 GROWTH
BOSTON 1784 INTERNATIONAL EQUITY
--------------------------------

[GRAPHIC OF RISK/REWARD PYRAMID OMITTED]

RISK/REWARD
[Graphic of angled upward pointing arrow omitted]


                     STOCK
                     FUNDS
--------------------------------------------------
 BOND                                   TAX EXEMPT
FUNDS                                     FUNDS
--------------------------------------------------
               MONEY MARKET FUNDS
--------------------------------------------------


---------------------------------------
BOSTON 1784 TAX-FREE MONEY MARKET
BOSTON 1784 U.S. TREASURY MONEY MARKET
BOSTON 1784 INSTITUTIONAL U.S. TREASURY
MONEY MARKET
BOSTON 1784 PRIME MONEY MARKET
BOSTON 1784 INSTITUTIONAL PRIME
MONEY MARKET


-------------------------------------------
BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME
BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME
BOSTON 1784 FLORIDA TAX-EXEMPT INCOME
BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME
BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME



A SMART WAY TO INVEST TAX DEFERRED

ANY TAXABLE STOCK, BOND OR MONEY MARKET FUND CAN BECOME A TAX-DEFERRED INVESTMENT IN AN IRA. AS A RESULT, YOUR MONEY MAY GROW FASTER BECAUSE ALL YOUR INTEREST, DIVIDENDS AND GAINS KEEP WORKING FOR YOU. YOUR FINANCIAL SERVICES COUNSELOR CAN EXPLAIN ALL THE ADVANTAGES OF USING BOSTON 1784 FUNDS IN YOUR IRA.


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EXPERT PLANNING AND GUIDANCE
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WHEN YOU INVEST IN BOSTON 1784 FUNDS, YOU GAIN ACCESS TO PROFESSIONAL INVESTMENT
GUIDANCE AND PLANNING. YOUR FINANCIAL SERVICES COUNSELOR (FSC) IS ALWAYS READY
TO ANSWER YOUR QUESTIONS ABOUT BOSTON 1784 FUNDS OR YOUR INVESTMENT APPROACH.

YOUR FSC BEGINS BY GETTING TO KNOW YOU AND:

[SQUARE BULLET OMITTED]  Your specific investing goals.

[SQUARE BULLET OMITTED] The composition of your current investment portfolio.

[SQUARE BULLET OMITTED] Your time horizon and comfort level with risk.

[SQUARE BULLET OMITTED] The level of income you may require from your investments.

It's a process that will help organize your approach to investing, so you can make more confident investment decisions--and one that should be repeated as your family situation, income or other factors change to keep your investment approach on track. Over time, as your relationship with your FSC develops, you'll discover what a valuable resource professional investment advice can be.


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INVESTING MORE EFFECTIVELY.
Whether you are investing for a more secure retirement, to pay education expenses, or to increase your current income, your Financial Services Counselor can provide a personal plan prepared and tailored for your particular situation. It's based on the concept of "asset allocation"-- diversifying your portfolio across several different types of investments. Studies have shown that how you divide your investment among stocks, bonds and money market securities is the single most important factor affecting your total return over time.

Using color charts and graphs, your plan will clearly depict your current investing position and, if appropriate, a new asset allocation to help you reach your goals. Your FSC will use these plans to help you assess your retirement, education and general asset allocation objectives.

For information on any of these planning tools, or to speak with a Financial Services Counselor, call 1-800-BKB-1784.



[Area Graph omitted--Plot points as follows:]


INITIAL INVESTMENT      ANNUAL CONTRIBUTION $5,000            26-YEAR RESULT
$50,000                 [ARROW GRAPHIC OMITTED]               $1,747,003
-----------------------------------------------------------------------------
              STOCKS                 BONDS                 CASH EQUIVALENTS
-----------------------------------------------------------------------------
1/73       $ 25,000.00           $ 15,000.00                 $ 10,000.00
1/79         49,240.78             29,544.47                   19,696.31
1/86        159,717.04             95,830.22                   63,886.81
1/93        383,318.51            229,991.11                  153,327.41
1/99        873,501.63            524,100.98                  349,400.65
-----------------------------------------------------------------------------

THIS GRAPH SHOWS HISTORICAL GROWTH OF INVESTMENTS AND CONTRIBUTIONS OVER A 26-YEAR TIME HORIZON. IT ASSUMES AN INITIAL INVESTMENT OF $50,000 AND A $5,000 ANNUAL SAVINGS CONTRIBUTION DIVIDED AS FOLLOWS: 50% STOCKS, 30% BONDS AND 20% CASH EQUIVALENTS. THIS IS NOT AN ESTIMATE OF FUTURE RESULTS AND DOES NOT REPRESENT SPECIFIC INVESTMENTS. THE GRAPH DOES NOT REFLECT TAXES, INVESTMENT MANAGEMENT FEES OR OTHER EXPENSES. PAST PERFORMANCE CANNOT GUARANTEE FUTURE RESULTS.


* STOCKS ARE REPRESENTED BY THE STANDARD & POOR'S 500 COMPOSITE INDEX, AN UNMANAGED INDEX THAT'S GENERALLY CONSIDERED REPRESENTATIVE OF THE U.S. STOCK MARKET. BONDS ARE REPRESENTED BY LONG-TERM GOVERNMENT BOND TOTAL RETURNS. MONEY MARKET SECURITIES ARE REPRESENTED BY 3-MONTH TREASURY BILL RETURNS.

  SOURCE: IBBOTSON ASSOCIATES 1999 YEARBOOK.



ASSET ALLOCATION EXAMPLE

[PIE GRAPH OMITTED--PLOT POINTS AS FOLLOWS:]

CASH    20%
BONDS   30%
STOCKS  50%

THIS ASSET ALLOCATION EXAMPLE REFLECTS WHAT PERCENTAGE OF A PORTFOLIO IS INVESTED IN STOCKS, BONDS AND CASH EQUIVALENTS (CDS, MONEY MARKET FUNDS AND SAVINGS ACCOUNTS).* APPLYING THIS ALLOCATION TO THE HISTORICAL PERFORMANCE OF THESE ASSET CLASSES (SEE ABOVE) CAN HELP YOU PLAN FOR YOUR RETIREMENT SAVINGS.

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BOSTON 1784 FUNDS
WHEN YOU'RE LOOKING FOR...
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[SQUARE BULLET]  A TRADITION OF INVESTMENT EXPERTISE.
                 BankBoston has been helping clients invest for a century and helped create Boston's money management industry.

[SQUARE BULLET]  EXPERIENCED, RESPECTED INVESTMENT MANAGEMENT.
                 Boston 1784 Funds are managed by professionals who oversee more than $30 billion--and who have earned national recognition.

[SQUARE BULLET]  CHOICES FOR INVESTMENT DIVERSIFICATION.
                 Choose individual Boston 1784 Funds that match your goals and risk tolerance, or combine them to achieve the right asset allocation for you.

[SQUARE BULLET]  PLANNING TO HELP YOU REACH YOUR OBJECTIVES.
                 Special planning tools are available to help you map out an investment strategy to reach your retirement, education or other goals.

[SQUARE BULLET]  PROFESSIONAL INVESTMENT COUNSELING.
                 Work with a Financial Services Counselor who gets to know you and your investment goals and preferences.


IF YOU HAVE QUESTIONS ABOUT INVESTING IN ANY BOSTON 1784 FUNDS, OR FOR INFORMATION ABOUT USING BOSTON 1784 FUNDS IN YOUR IRA, CONTACT YOUR FINANCIAL SERVICES COUNSELOR OR CALL 1-800-BKB-1784.


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BOSTON 1784 FUNDS
MAKING INVESTING ECONOMICAL AND CONVENIENT
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WHEN YOU INVEST IN BOSTON 1784 FUNDS, YOU CAN COUNT ON THESE BENEFITS FROM THE
FIRST DAY YOU INVEST:

NO SALES, EXCHANGE OR REDEMPTION FEES --
Boston 1784 Funds are all "no-load," which means you can buy shares, move your money among funds, and sell shares without paying a sales charge.

PROMPT ANSWERS TO YOUR QUESTIONS --
Simply contact your FSC or call 1-800-BKB-1784 with any questions you may have about Boston 1784 Funds.

LOW MINIMUM INVESTMENT --
You can invest in any Boston 1784 Fund with as little as $1,000, and make additional investments in amounts as low as $250. You can open an IRA with as little as $250.*

AUTOMATIC INVESTMENTS OF AS LITTLE AS $50 --
You can arrange to have funds automatically invested from your bank account. (Ask your FSC about the power of "dollar cost averaging.")**

AUTOMATIC REINVESTMENT OF DIVIDENDS --
You can choose to have all dividends reinvested automatically or to receive payment by check.

24-HOUR ACCESS --
Get automated account information on your fund balances and current yields by calling 1-800-BKB-1784, 24 hours a day.

WRITTEN CONFIRMATIONS OF TRANSACTIONS --
Each time you buy or sell shares in a Boston 1784 Fund, you will receive a confirmation listing all the details of your transaction.

MONTHLY, COMBINED INVESTMENT STATEMENT --
You can combine all your Boston 1784 Funds investments on a single, monthly statement. It will show all the detailed transaction activity for the month, provide a summary for the year-to-date, and give you the market value of your investments on the statement date.

BOSTON 1784 FUNDS CHECKWRITING --
Take advantage of easy access to your investment with unlimited, free checkwriting if you invest in Boston 1784 Tax-Free Money Market Fund, Boston 1784 U.S. Treasury Money Market Fund, Boston 1784 Prime Money Market Fund, or Boston 1784 Short-Term Income Fund. Minimum amount per check is $250.

IF YOU HAVE QUESTIONS ABOUT INVESTING IN ANY BOSTON 1784 FUNDS, OR FOR INFORMATION ABOUT USING BOSTON 1784 FUNDS IN YOUR IRA, CONTACT YOUR FINANCIAL SERVICES COUNSELOR OR CALL 1-800-BKB-1784.

* NOTE: THE INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND AND INSTITUTIONAL PRIME MONEY MARKET FUND HAVE HIGHER MINIMUMS FOR INITIAL INVESTMENT AND AUTOMATIC INVESTMENT.

** PERIODIC INVESTMENT PLANS DO NOT ASSURE A PROFIT OR PROTECT AGAINST LOSS IN
   DECLINING MARKETS. THIS TYPE OF PLAN INVOLVES CONTINUOUS INVESTMENTS IN SECURITIES REGARDLESS OF FLUCTUATING PRICE LEVELS. INVESTORS SHOULD CONSIDER THEIR FINANCIAL ABILITY TO CONTINUE PURCHASES THROUGH PERIODS OF LOW PRICE LEVELS.


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TERMS YOU NEED TO KNOW
--------------------------------------------------------------------------------

ASSETS: The investment holdings and cash owned by a mutual fund.

AVERAGE WEIGHTED MATURITY: An average of the maturity dates of the securities in a mutual fund based on the dollar value of those securities. It is calculated by multiplying the market value of each security by the time remaining to its maturity, adding these calculations and then dividing the total by the portfolio's market value.

BALANCE SHEET: Statement of a company's assets (what it owns) and liabilities (what it owes). It shows the financial condition of a company at a particular time.

COMMERCIAL PAPER: A short-term IOU (usually 30-270 days) of a corporation, not backed by assets, that allows it to borrow from banks, mutual funds and other institutional investors.

CONVERTIBLE DEBT SECURITIES: Bonds or preferred stock that may be converted into the common stock of a corporation at a prestated price.

DEBENTURES: Bonds that are backed only by the good faith and credit of a company rather than its assets. The credit rating of these bonds, based on the ability of the issuer to repay the debt, depends entirely on the financial strength of the company.

DIVERSIFICATION: The practice of investing broadly across a number of securities to reduce risk--a hallmark of mutual fund investing.

EQUITY SECURITIES: Securities, such as common stock, which represent a share of ownership in a company.

EXPENSE RATIO: A fund's cost of doing business--disclosed in the prospectus--expressed as a percentage of its assets.

FIXED INCOME SECURITIES: Securities that pay a set amount of interest on a regular basis until they mature, such as bonds.

INCOME: Dividends, interest and/or short-term capital gains paid to shareholders. Income is earned on a fund's portfolio once operating expenses are deducted.



LIQUIDITY: The ability to redeem (sell back) mutual fund shares on any business day and receive the current value (which may be more or less that the original cost).

NET ASSET VALUE PER SHARE (NAV): The market value of one share of a mutual fund, calculated by subtracting a fund's liabilities from its assets and dividing by the number of shares outstanding.

PORTFOLIO TURNOVER RATE: A measure of a fund's trading activity that indicates how often securities are bought and sold by the fund.

REPURCHASE AGREEMENT: An agreement between a seller and buyer in which the seller agrees to repurchase securities at an agreed-upon price and time. These arrangements are usually short-term (18 month or less), often overnight.

TAX-EQUIVALENT YIELD: The yield an investor must receive on a taxable security to equal the yield on a non-taxable security. Municipal bonds, for example, often have a lower yield than taxable bonds. But the return on these securities may be comparable after taxes are deducted. Non-taxable securities are most suitable for investors in higher income tax brackets.

TOTAL RETURN: The change in value of an investment from the beginning to the end of a period, assuming the reinvestment of all distributions. This is based on a formula set by the Securities and Exchange Commission.

WARRANTS: Securities that entitle an investor to buy shares of common stock in a company at a specified price for a specified period of time.

YIELD: A measure of a fund's income (dividends and interest) less the fund's expenses during a specified period. This is based on a formula set by the Securities and Exchange Commission.

ZERO COUPON SECURITIES: Bonds that do not pay interest, but are sold at deep discounts from the actual or face value. An investor receives the face value when the bond matures.


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MONEY MARKET FUNDS
[SQUARE BULLET]  BOSTON 1784 TAX-FREE MONEY MARKET FUND
[SQUARE BULLET]  BOSTON 1784 U.S. TREASURY MONEY MARKET FUND
[SQUARE BULLET]  BOSTON 1784 INSTITUTIONAL U.S. TREASURY
MONEY MARKET FUND
[SQUARE BULLET]  BOSTON 1784 PRIME MONEY MARKET FUND
[SQUARE BULLET]  BOSTON 1784 INSTITUTIONAL PRIME MONEY MARKET FUND

BOND FUNDS
[SQUARE BULLET]  BOSTON 1784 SHORT-TERM INCOME FUND
[SQUARE BULLET]  BOSTON 1784 INCOME FUND
[SQUARE BULLET]  BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND

--------------------------------------------------------------------------------

TAX-EXEMPT INCOME FUNDS
[SQUARE BULLET] BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND [SQUARE BULLET] BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND [SQUARE BULLET] BOSTON 1784 FLORIDA TAX-EXEMPT INCOME FUND [SQUARE BULLET] BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND [SQUARE BULLET] BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND

STOCK FUNDS
[SQUARE BULLET]  BOSTON 1784 ASSET ALLOCATION FUND
[SQUARE BULLET]  BOSTON 1784 GROWTH AND INCOME FUND
[SQUARE BULLET]  BOSTON 1784 GROWTH FUND
[SQUARE BULLET]  BOSTON 1784 INTERNATIONAL EQUITY FUND

BOSTON 1784 FUNDS
P.O. BOX 8524
BOSTON, MA 02266-8524
1-800-BKB-1784
WWW. BOSTON1784FUNDS.COM


[LOGO OMITTED]

BOSTON
1784
FUNDS

NOT PART OF THE PROSPECTUS                                       MF-0134 (10/99)







BOSTON 1784 FUNDSSM

MONEY MARKET FUNDS
[bullet]  BOSTON 1784 TAX-FREE MONEY MARKET FUND
[bullet]  BOSTON 1784 U.S. TREASURY MONEY MARKET FUND
[bullet]  BOSTON 1784 INSTITUTIONAL U.S. TREASURY
          MONEY MARKET FUND
[bullet]  BOSTON 1784 PRIME MONEY MARKET FUND
[bullet]  BOSTON 1784 INSTITUTIONAL PRIME MONEY
          MARKET FUND

BOND FUNDS
[bullet]  BOSTON 1784 SHORT-TERM INCOME FUND
[bullet]  BOSTON 1784 INCOME FUND
[bullet]  BOSTON 1784 U.S. GOVERNMENT MEDIUM-
          TERM INCOME FUND


TAX-EXEMPT INCOME FUNDS
[bullet]  BOSTON 1784 TAX-EXEMPT MEDIUM-TERM
          INCOME FUND
[bullet]  BOSTON 1784 CONNECTICUT TAX-EXEMPT
          INCOME FUND
[bullet]  BOSTON 1784 FLORIDA TAX-EXEMPT INCOME FUND
[bullet]  BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND
[bullet]  BOSTON 1784 RHODE ISLAND TAX-EXEMPT
          INCOME FUND

STOCK FUNDS
[bullet]  BOSTON 1784 ASSET ALLOCATION FUND
[bullet]  BOSTON 1784 GROWTH AND INCOME FUND
[bullet]  BOSTON 1784 GROWTH FUND
[bullet]  BOSTON 1784 INTERNATIONAL EQUITY FUND





                                   Prospectus



                                 [Logo Omitted]
                 NEITHER THE SECURITIES AND EXCHANGE COMMISSION
                NOR ANY STATE SECURITIES COMMISSION HAS APPROVED
                OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON
                  THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                 October 1, 1999

TABLE OF CONTENTS

BOSTON 1784 MONEY MARKET FUNDS................................1

BOSTON 1784 BOND FUNDS........................................8

BOSTON 1784 TAX-EXEMPT INCOME FUNDS..........................15

BOSTON 1784 STOCK FUNDS......................................24

SHAREHOLDER SERVICES.........................................31

              HOW TO REACH THE FUNDS.........................31
              TYPES OF ACCOUNTS..............................31
              HOW TO OPEN AN ACCOUNT.........................31
              HOW TO PURCHASE SHARES.........................31
              HOW TO SELL SHARES.............................32
              SHAREHOLDER SERVICES AND POLICIES..............34

PRICING OF FUND SHARES.......................................35

DISTRIBUTIONS................................................35

FEDERAL TAX CONSIDERATIONS...................................36

MORE ABOUT BOSTON 1784 FUNDS.................................37

              MONEY MARKET FUNDS.............................37
              BOND FUNDS.....................................38
              TAX-EXEMPT FUNDS...............................40
              STOCK FUNDS....................................42

MANAGEMENT...................................................45

DISTRIBUTION ARRANGEMENTS....................................47

FINANCIAL HIGHLIGHTS.........................................48

PROSPECTUS

BOSTON 1784 MONEY MARKET FUNDS

TAX-FREE MONEY MARKET FUND
U.S. TREASURY MONEY MARKET FUND
INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND
PRIME MONEY MARKET FUND
INSTITUTIONAL PRIME MONEY MARKET FUND


THIS SUMMARY BRIEFLY DESCRIBES EACH BOSTON 1784 MONEY MARKET FUND AND THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS. FOR FURTHER INFORMATION ON THESE FUNDS, PLEASE READ THE SECTION ENTITLED MORE ABOUT BOSTON 1784 FUNDS.



[COMPASS GRAPHIC OMITTED]


            WHAT ARE THE FUNDS' GOALS?


TAX-FREE MONEY MARKET FUND
The Tax-Free Money Market Fund's goals are to preserve the principal value of a shareholder's investment and maintain a high degree of liquidity while providing current income that is exempt from federal income tax.

U.S. TREASURY MONEY MARKET FUND
The U.S. Treasury Money Market Fund's goals are to preserve the principal value of a shareholder's investment and maintain a high degree of liquidity while providing current income.

INSTITUTIONAL U.S. TREASURY
MONEY MARKET FUND
The Institutional U.S. Treasury Money Market Fund's goals are to preserve the principal value of a shareholder's investment and maintain a high degree of liquidity while providing current income.

PRIME MONEY MARKET FUND
The Prime Money Market Fund's goals are to preserve the principal value of a shareholder's investment and maintain a high degree of liquidity while providing current income.

INSTITUTIONAL PRIME
MONEY MARKET FUND
The Institutional Prime Money Market Fund's goals are to preserve the principal value of a shareholder's investment and to maintain a high degree of liquidity while providing current income.



   WHAT IS A MONEY MARKET FUND?
   A MONEY MARKET FUND is a type of mutual fund that tries to maintain a share price of $1.00 while paying income to its shareholders. A stable share price protects your investment from loss ("PRESERVATION OF PRINCIPAL"). If you need to sell your shares at any time, you should receive your initial investment plus any income that you have earned (thereby providing "LIQUIDITY"). However, a money market fund does not guarantee that you will receive your money back.

   A money market fund must follow strict rules as to the investment quality, maturity, diversification and other features of the securities it purchases. The average remaining maturity of the securities cannot be greater than 90 days. The remaining maturity of a security is the period of time until the principal amount must be repaid.



[Chess piece graphic omitted]


            WHAT ARE THE FUNDS' MAIN INVESTMENT STRATEGIES?


TAX-FREE MONEY MARKET FUND
The Tax-Free Money Market Fund invests primarily in short-term municipal securities, which are debt securities issued by states, cities and towns and other political or public entities or agencies. The interest paid on these debt securities is free from federal income tax.

The Fund may also enter into repurchase agreements and invest in limited amounts in securities paying interest that is not free from federal taxes.

PROSPECTUS

U.S. TREASURY MONEY MARKET FUND
The U.S. Treasury Money Market Fund invests primarily in short-term U.S. government obligations including Treasury securities, U.S. government agency securities and repurchase agreements secured by U.S.government obligations.



   WHAT ARE U.S. GOVERNMENT OBLIGATIONS?
   U.S. GOVERNMENT OBLIGATIONS or securities are bonds or other debt obligations issued by, or whose principal and interest are guaranteed by, the U.S. government or one of its agencies or instrumentalities. U.S. Treasury securities and some obligations of U.S. government agencies and instrumentalities are supported by the "full faith and credit" of the United States. Some U.S. government obligations are backed by the right of the issuer to borrow from the U.S. Treasury, and others only by the credit of the issuing agency or instrumentality. U.S. government obligations generally have less credit risk than other debt obligations.



INSTITUTIONAL U.S. TREASURY
MONEY MARKET FUND
The Institutional U.S. Treasury Money Market Fund invests primarily in short-term U.S. government obligations, including Treasury securities, U.S. government agency securities and repurchase agreements secured by U.S. government obligations.


PRIME MONEY MARKET FUND
The Prime Money Market Fund invests primarily in high quality short-term debt obligations, including commercial paper, asset-backed commercial paper, corporate bonds, U.S. government agency obligations, taxable municipal securities and repurchase agreements.

INSTITUTIONAL PRIME
MONEY MARKET FUND
The Institutional Prime Money Market Fund invests primarily in high quality short-term debt obligations, including commercial paper, asset-backed commercial paper, corporate bonds, U.S. government agency obligations, taxable municipal securities and repurchase agreements.

[Road Sign Graphic Omitted]


WHAT ARE THE MAIN RISKS OF INVESTING IN BOSTON 1784 MONEY MARKET FUNDS?

The principal risks of investing in the Money Market Funds and the circumstances reasonably likely, in the opinion of the Adviser, to affect your investment adversely are described below. Please note that there are many other factors that could affect your investment adversely and that could prevent a Fund from achieving its objectives, which are not described here. The principal risks are:

  [bullet] The rate of income will vary from day to day depending on short-term interest rates.

  [bullet] It is possible that a major change in interest rates or a default on a security or a repurchase agreement held by a Fund could cause the value of your investment or the performance of the Fund to decline.

  [bullet] Each Money Market Fund may invest up to 5% of its total assets in zero coupon securities called STRIPS, which are the separately traded interest and principal component parts of U.S. Treasury securities. The interest-only component is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only component generally is unusually volatile in response to changes in interest rates.


  [bullet] An investment in a Fund is not a deposit of BankBoston and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

  [bullet] Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

PROSPECTUS

                                WHO MAY WANT TO INVEST?


                         TAX-FREE MONEY MARKET FUND
THIS MONEY MARKET FUND MAY BE APPROPRIATE FOR INVESTORS WHO:

[bullet] are investing for a short period of time or as part of a savings plan;

[bullet] are uncomfortable with an investment that will go up and down in value;

[bullet] want to earn income exempt from federal taxes.

It is not an appropriate investment for tax-sheltered accounts such as IRAs.


                         U.S. TREASURY MONEY MARKET FUND
 THIS MONEY MARKET FUND MAY BE APPROPRIATE FOR INVESTORS WHO:

[bullet] are investing for a short period of time or as part of a savings plan;

[bullet] are uncomfortable with an investment that will go up and down in value;

[bullet] want the added safety of U.S. government securities.


                         INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND
THIS MONEY MARKET FUND MAY BE APPROPRIATE FOR INSTITUTIONAL INVESTORS WHO:

[bullet] are investing for a short period of time;

[bullet] want the added safety of U.S. government securities.


                         PRIME MONEY MARKET FUND
THIS MONEY MARKET FUND MAY BE APPROPRIATE FOR INVESTORS WHO:

[bullet] are investing for a short period of time or as part of a savings plan;

[bullet] are uncomfortable with an investment that will go up and down in value;

[bullet] are looking for higher returns than are usually available from Treasury money market funds.


                         INSTITUTIONAL PRIME MONEY MARKET FUND
THIS MONEY MARKET FUND MAY BE APPROPRIATE FOR INSTITUTIONAL INVESTORS WHO:

[bullet] are investing for a short period of time;

[bullet] are looking for higher returns than are usually available from Treasury money market funds.



 None of the Money Market Funds alone provides a balanced investment plan.



PROSPECTUS

[FLAG GRAPHIC OMITTED]



            HOW HAVE THE FUNDS PERFORMED?

 The charts and tables below give an indication of the Funds' risks and performance. The charts show changes in the Funds' performance from year to year. The tables show how the Funds' average annual returns for the periods indicated compare to those of a broad measure of money market performance.

 WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT A FUND'S PERFORMANCE IN PAST YEARS IS NOT NECESSARILY AN INDICATION OF HOW A FUND WILL DO IN THE FUTURE.


------------------------------------------------------------------------------
 TAX-FREE MONEY MARKET FUND
------------------------------------------------------------------------------
TOTAL RETURN
(per calendar year)

[Bar Graphic Omitted]
Plot points are as follow:
1994     2.71%
1995     3.75%
1996     3.25%
1997     3.33%
1998     3.15%

The total return for the six months ended June 30, 1999 was 1.44%.

------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN
(Quarterly 1994-1998)
------------------------------------------------------------------------------

                                               QUARTER ENDING
Highest                          0.96%         June 30, 1995
Lowest                           0.58%         March 31, 1994

------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1998)
------------------------------------------------------------------------------
                                1 YEAR    5 YEARS  LIFE OF FUND
                                                 (SINCE 6/14/93)
Tax-Free Money Market Fund      3.15%     3.24%      3.16%

IBC/Financial Data              2.92%     2.92%      2.82%*
Stockbroker & General
Purpose Tax-Free Average
------------------------------------------------------------------------------
*(since 5/31/93)




------------------------------------------------------------------------------
 U.S. TREASURY MONEY MARKET FUND
------------------------------------------------------------------------------
TOTAL RETURN
(per calendar year)


[Bar Graphic Omitted]
Plot points are as follow:

1994     3.72%
1995     5.43%
1996     4.82%
1997     4.96%
1998     4.86%

The total return for the six months ended June 30, 1999 was 2.09%.




------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN
(Quarterly 1994-1998)
------------------------------------------------------------------------------

                                               QUARTER ENDING
Highest                          1.38%         June 30, 1995
Lowest                           0.64%         March 31, 1994

------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1998)
------------------------------------------------------------------------------
                                    1 YEAR 5 YEARS  LIFE OF FUND
                                                    (SINCE 6/7/93)
U.S. Treasury Money Market Fund     4.86%   4.76%     4.54%

IBC/Financial Data U.S.             4.90%   4.70%     4.48%*
Government & Agencies Average
------------------------------------------------------------------------------
*(since 5/31/93)

 FOR UP-TO-DATE YIELD INFORMATION, PLEASE CALL 1-800-BKB-1784.


PROSPECTUS

------------------------------------------------------------------------------
INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND
------------------------------------------------------------------------------
TOTAL RETURN
(per calendar year)

[Bar Graphic Omitted]
Plot points are as follow:

1994     4.04%
1995     5.69%
1996     5.14%
1997     5.30%
1998     5.20%

The total return for the six months ended June 30, 1999 was 2.26%.

------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN
(Quarterly 1994-1998)
------------------------------------------------------------------------------

                                               QUARTER ENDING
Highest                          1.43%         June 30, 1995
Lowest                           0.76%         March 31, 1994

------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1998)
------------------------------------------------------------------------------
                                  1 YEAR  5 YEARS  LIFE OF FUND
                                                   (SINCE 6/14/93)
Institutional U.S. Treasury       5.20%   5.07%      4.87%
Money Market Fund

IBC/Financial Data Government-    5.10%   4.98%      4.76%*
Only Institutional-Only Average
------------------------------------------------------------------------------
*(since 5/31/93)

------------------------------------------------------------------------------
PRIME MONEY MARKET FUND
------------------------------------------------------------------------------
TOTAL RETURN
(per calendar year)

[Bar Graphic Omitted]
Plot points are as follows
1992     3.48%
1993     2.72%
1994     3.75%
1995     5.49%
1996     5.02%
1997     5.14%
1998     5.06%

The total return for the six months ended June 30, 1999 was 2.19%.

------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN
(Quarterly 1992-1998)
------------------------------------------------------------------------------

                                               QUARTER ENDING
Highest                          1.39%         June 30, 1995
Lowest                           0.66%         March 31, 1994

------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1998)
------------------------------------------------------------------------------
                        1 YEAR       5 YEARS      LIFE OF FUND
                                                  (SINCE 6/6/91)
Prime Money             5.06%        4.89%           4.45%
Market Fund

IBC/Financial Data      4.96%        4.79%           4.34%*
First Tier Money
Market Average
--------------------------------------------------------------------------------
*(since 5/31/91)

FOR UP-TO-DATE YIELD INFORMATION, PLEASE CALL 1-800-BKB-1784.

PROSPECTUS

--------------------------------------------------------------------------------
INSTITUTIONAL PRIME MONEY MARKET FUND
--------------------------------------------------------------------------------
TOTAL RETURN
(per calendar year)

[Bar Graphic Omitted]
Plot points are as follow:
1998     5.40%

The total return for the six months ended June 30, 1999 was 2.35%.

--------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN
(Quarterly 1998)
--------------------------------------------------------------------------------

                                        QUARTER ENDING
Highest                  1.35%          September 30, 1998
Lowest                   1.27%          December 31, 1998

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1998)
--------------------------------------------------------------------------------
                                      1 YEAR      LIFE OF FUND
                                                (SINCE 11/5/97)
Institutional Prime                   5.40%       5.43%
Money Market Fund

IBC/Financial Data First Tier         5.33%       5.35%*
Institutional Only Average
--------------------------------------------------------------------------------
*(since 10/31/97)



 FOR UP-TO-DATE YIELD INFORMATION, PLEASE CALL 1-800-BKB-1784.

PROSPECTUS

[CALCULATOR GRAPHIC OMITTED]


            WHAT ARE THE FEES AND EXPENSES OF THE FUNDS?

THE TABLES BELOW DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF BOSTON 1784 MONEY MARKET FUNDS

--------------------------------------------------------------------------------
SHAREHOLDER FEES
(fees paid directly from your investment)
--------------------------------------------------------------------------------

                                              TAX-FREE        U.S. TREASURY    INSTITUTIONAL U.S.       PRIME        INSTITUTIONAL
                                                MONEY             MONEY          TREASURY MONEY         MONEY         PRIME MONEY
                                             MARKET FUND       MARKET FUND         MARKET FUND       MARKET FUND      MARKET FUND

Maximum Sales Charge (Load)                     None              None                None              None             None
Imposed on Purchases

Maximum Deferred Sales Charge (Load)            None              None                None              None             None

Maximum Sales Charge (Load)                     None              None                None              None             None
Imposed on Reinvested Dividends

Redemption Fee                                  None              None                None              None             None

Exchange Fee                                    None              None                None              None             None


----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets) as a % of average net assets
----------------------------------------------------------------------------------------------------------------------------------

Management Fees                                 .40%              .40%                .20%              .40%             .20%

Distribution (12b-1) Fees                       None              None                None              None             None

Other Expenses                                  .11%              .32%                .11%              .33%             .15%

Total Annual Fund Operating Expenses            .51%              .72%*               .31%              .73%*            .35%*

----------------------------------------------------------------------------------------------------------------------------------
*Each of these Funds' actual total annual fund operating expenses for the most recent fiscal year were less than the amount shown above because of a fee waiver by the Funds' Adviser. The Adviser waives a portion of its management fees in order to keep each Fund's total operating expenses at a specified level. The
Adviser may eliminate all or a part of the fee waiver at any time. With the fee waiver, the Funds' actual total annual fund operating expenses were as follows:

                                         U.S. TREASURY MONEY MARKET FUND              .65%
                                         PRIME MONEY MARKET FUND                      .65%
                                         INSTITUTIONAL PRIME MONEY MARKET FUND        .30%


----------------------------------------------------------------------------------------------------------------------------------
EXAMPLE
----------------------------------------------------------------------------------------------------------------------------------

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN BOSTON
1784 MONEY MARKET FUNDS TO THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE
EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN A FUND FOR THE TIME PERIODS INDICATED
AND THEN SELL ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO
ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S
OPERATING EXPENSES REMAIN THE SAME AS SHOWN IN THE TABLE ABOVE. ALTHOUGH YOUR
ACTUAL COSTS AND THE RETURN ON YOUR INVESTMENT MAY BE HIGHER OR LOWER, BASED ON
THESE ASSUMPTIONS YOUR COSTS WOULD BE:

-----------------------------------------------------------------------------------------------------------------------------------
                 TAX-FREE               U.S. TREASURY     INSTITUTIONAL U.S. TREASURY       PRIME MONEY       INSTITUTIONAL PRIME
             MONEY MARKET FUND        MONEY MARKET FUND         MONEY MARKET FUND           MARKET FUND         MONEY MARKET FUND

-----------------------------------------------------------------------------------------------------------------------------------
1 year             $  52                    $  74                    $  32                     $  75                  $  36

3 years              164                      230                      100                       233                    113

5 years              285                      401                      174                       406                    197

10 years             640                      894                      393                       906                    443
-----------------------------------------------------------------------------------------------------------------------------------



PROSPECTUS

BOSTON 1784 BOND FUNDS

SHORT-TERM INCOME FUND
INCOME FUND
U.S. GOVERNMENT MEDIUM-TERM INCOME FUND


THIS SUMMARY BRIEFLY DESCRIBES EACH BOSTON 1784 BOND FUND AND THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS. FOR FURTHER INFORMATION ON THESE FUNDS, PLEASE READ THE SECTION ENTITLED MORE ABOUT BOSTON 1784 FUNDS.



[COMPASS GRAPHIC OMITTED]

            WHAT ARE THE FUNDS' GOALS?

SHORT-TERM INCOME FUND
The Short-Term Income Fund's goal is to provide investors with maximum current income, and, as a secondary goal, to preserve investors' capital.

INCOME FUND
The Income Fund's goal is to provide investors with maximum current income, and, as a secondary goal, to preserve investors' capital.

U.S. GOVERNMENT MEDIUM-TERM
INCOME FUND
The U.S. Government Medium-Term Income Fund's goal is to provide investors with current income consistent with preservation of capital.


   WHAT IS A BOND?
   A BOND, which is also called a DEBT SECURITY or DEBT OBLIGATION, is like a loan. The issuer of the bond, which could be the U.S. government, a corporation, or a city or state, borrows money from investors and agrees to pay back the loan amount (the PRINCIPAL) on a certain date (the MATURITY
   DATE). Usually, the issuer also agrees to pay interest on certain dates during the period of the loan. Some bonds, such as ZERO COUPON BONDS, do not pay interest, but instead pay back more at maturity than the original loan. Most bonds pay a fixed rate of interest (or income), but some bonds' interest rates may change based on market or other factors.


            WHAT DOES IT MEAN TO "PRESERVE CAPITAL"?
CAPITAL, also called PRINCIPAL, refers to the amount of money that you invest in a fund. If you choose to have your dividends and other distributions reinvested in additional shares of a fund, the amount of the distributions will be added to your initial investment to increase the amount of your capital. If the price of the fund's shares or net asset value (NAV) increases because of increases in the value of the securities in the fund, your capital will also increase. If, however, the value of the fund's investments go down and the price of the fund's shares decreases, you will lose some of your capital. A fund that seeks to preserve capital or principal tries to maintain a stable share price so that you do not lose money.

[CHESS GRAPHIC OMITTED]
            WHAT ARE THE FUNDS' MAIN INVESTMENT STRATEGIES?

SHORT-TERM INCOME FUND
The Short-Term Income Fund invests primarily in investment grade debt securities, such as corporate bonds, notes, mortgage-backed and asset-backed securities, taxable municipal securities and U.S. Treasury and government agency obligations.

The Fund may invest in Yankee bonds, which are dollar-denominated bonds issued in the U.S. by foreign borrowers. Yankee bonds may offer higher income than bonds issued by U.S. borrowers. The Fund may also invest in bonds issued by foreign issuers and payable in foreign currencies.

Under normal conditions, at least 65% of the securities will be rated A or better by a rating agency or be of comparable quality as determined by the Adviser.

PROSPECTUS

The Fund is permitted to invest in bonds with any maturity. However, in order to limit fluctuations in share price, the Fund tries to maintain an average weighted maturity of less than three years under normal circumstances.


INCOME FUND
The Income Fund invests primarily in investment grade debt securities, including U.S. government obligations, corporate bonds and mortgage-backed and asset-backed securities.

The Fund may invest in Yankee bonds, which are dollar-denominated bonds issued in the U.S. by foreign borrowers. Yankee bonds may offer higher income than bonds issued by U.S. borrowers. The Fund may also invest in bonds issued by foreign issuers and payable in foreign currencies.

Under normal conditions, at least 65% of the securities will be rated A or better by a rating agency or be of comparable quality as determined by the Adviser.


The Fund is permitted to invest in bonds with any maturity. However, the Fund's average weighted maturity is normally expected to be between 7 and 30 years.

U.S. GOVERNMENT MEDIUM-TERM
INCOME FUND
The U.S. Government Medium-Term Income Fund invests primarily in short- to intermediate-term U.S. Treasury and government agency securities and both government agency and non-government agency mortgage-backed securities.


U.S. government obligations generally have less credit risk than other debt obligations.


The Fund is permitted to invest in bonds with any maturity. However, the Fund's average weighted maturity is normally expected to be from 3 to 10 years.


[Road Sign graphic omitted]


            WHAT ARE THE MAIN RISKS OF INVESTING IN BOSTON 1784 BOND FUNDS?


The principal risks of investing in the Bond Funds and the circumstances reasonably likely, in the opinion of the Adviser, to affect your investment adversely are described below. As with any non-money market mutual fund, the share price of each Fund and each Fund's yield will change daily because of changes in interest rates and other market conditions and factors. You may lose money if you invest in these Funds. Please note that there are many other circumstances that could affect your investment adversely and that could prevent a Fund from achieving its objectives, which are not described here. The principal risks of investing in the Bond Funds are:

[bullet] INTEREST RATE RISK: In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are usually more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds in a Fund, the more the Fund's share price will fluctuate in response to interest rate changes. Changes in interest rates will also affect the amount of income a Fund receives. A decline in interest rates may lead to a decline in the Fund's income.

[bullet] CREDIT RISK: It is possible that some of the issuers will not make payments (default) on debt securities held by a Fund, or there could be defaults on repurchase agreements held by a Fund. A default will hurt a Fund's performance. Or, an issuer may suffer adverse changes in financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond can make it more difficult for the Fund to sell the bond.

[bullet] PREPAYMENT AND EXTENSION RISK: The issuers of securities held by a Fund may be able to call a bond or prepay principal, particularly during periods of declining interest rates. In that case, a Fund may not be able to reinvest the proceeds at attractive rates. The Fund would also lose the benefit of falling interest rates on the price of the repaid bond. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes.

[bullet] SPECIAL RISKS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES: The Fund will receive payments on its mortgage-backed securities that are part interest and part return of principal. These payments may vary based on the rate at which homeowners pay off their loans. When a homeowner makes a prepayment, the Fund receives a larger portion of its principal investment back, which means that there will be a decrease in monthly interest payments. Some mortgage-backed securities may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile.



PROSPECTUS

   Mortgage-backed securities are particularly exposed to prepayment and extension risk and it may be very difficult for a Fund to predict accurately the maturity of the securities it holds.

[bullet] PORTFOLIO SELECTION: The portfolio managers may not pick securities for a Fund that perform well because they are unable to predict accurately the direction of interest rates or the maturity of certain debt obligations, or to assess accurately credit quality or other factors. In that case, you may lose money or your investment in the Fund may not do as well as other similar investments.

[bullet] ZERO COUPON SECURITIES: The Funds may invest in zero coupon securities or STRIPS, which are the separately traded interest and principal component parts of government debt obligations. The interest-only component is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only component generally is unusually volatile in response to changes in interest rates.

[bullet] FOREIGN SECURITIES: Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk and exposure to currency fluctuations.


[bullet] An investment in a Fund is not a deposit of BankBoston and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.



PROSPECTUS

WHO MAY WANT TO INVEST?

                         SHORT-TERM INCOME FUND
THIS BOND FUND MAY BE APPROPRIATE FOR INVESTORS WHO ARE:

[bullet] seeking current income;

[bullet] seeking a higher yield than a money market fund or a bank savings account;

[bullet] seeking more price stability than a longer-term bond fund but are able to tolerate some fluctuations in the value of their investment.


                         INCOME FUND
THIS BOND FUND MAY BE APPROPRIATE FOR INVESTORS WHO ARE:

[bullet] seeking a higher level of current income than is available from shorter-term securities;

[bullet] able to tolerate the greater price fluctuations associated with longer-term securities and higher levels of income.



                         U.S. GOVERNMENT MEDIUM-TERM INCOME FUND
THIS BOND FUND MAY BE APPROPRIATE FOR INVESTORS WHO ARE:


[bullet] seeking higher levels of current income than is available from shorter-term securities or money market funds;

[bullet] seeking the added measure of protection against credit risk provided by U.S. government securities;

[bullet] able to tolerate the fluctuations in price associated with medium-term securities.




Do not invest in these Funds if you are not prepared to accept volatility of a Fund's share price and possible losses.

None of the Bond Funds alone provides a balanced investment plan.


PROSPECTUS

[FLAG GRAPHIC OMITTED]
HOW HAVE THE FUNDS PERFORMED
The charts and tables below give an indication of the Funds' risks and performance. The charts show changes in the Funds' performance from year to year. The tables show how the Funds' average annual returns for the periods indicated compare to those of a broad measure of market performance

WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT A FUND'S PERFORMANCE IN PAST YEARS IS NOT NECESSARILY AN INDICATION OF HOW A FUND WILL DO IN THE FUTURE.


-------------------------------------------------------------------------------
SHORT-TERM INCOME FUND
-------------------------------------------------------------------------------
TOTAL RETURN
(per calendar year)

[Bar Graphic Omitted]

Plot points are as follow:

1995    11.36%
1996     4.25%
1997     6.30%
1998     6.31%

The total return for the six months ended June 30, 1999 was 1.12%.

-------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN
(Quarterly 1995-1998)
-------------------------------------------------------------------------------
                                               QUARTER ENDING
Highest                          3.31%         June 30, 1995
Lowest                          -0.27%         March 31, 1996

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1998)
-------------------------------------------------------------------------------
                                    1 YEAR        LIFE OF FUND
                                                  (SINCE 7/1/94)
Short-Term Income Fund              6.31%           6.39%

Lehman Mutual Fund                  7.64%           7.28%*
1-5 Year Government/Corporate
Bond Index
-------------------------------------------------------------------------------
*(since 6/30/94)

-------------------------------------------------------------------------------
INCOME FUND
-------------------------------------------------------------------------------
TOTAL RETURN
(per calendar year)

[Bar Graphic Omitted]

Plot points are as follow:
1995    17.98%
1996     2.60%
1997     7.85%
1998     7.69%
The total return for the six months ended June 30, 1999 was -2.57%.

-------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN
(Quarterly 1995-1998)
-------------------------------------------------------------------------------

                                               QUARTER ENDING
Highest                          6.34%         June 30, 1995
Lowest                          -2.42%         March 31, 1996

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1998)
-------------------------------------------------------------------------------
                                    1 YEAR        LIFE OF FUND
                                                  (SINCE 7/1/94)
Income Fund                         7.69%            7.88%

Lehman Aggregate                    8.67%            9.05%*
Bond Index
-------------------------------------------------------------------------------
*(since 6/30/94)

FOR UP-TO-DATE YIELD INFORMATION, PLEASE CALL 1-800-BKB-1784.

PROSPECTUS

-------------------------------------------------------------------------------
 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND
-------------------------------------------------------------------------------
TOTAL RETURN
(per calendar year)

[Bar Graphic Omitted]

Plot points are as follow:

1994     -3.78%
1995     15.89%
1996      1.98%
1997      8.08%
1998      7.95%

The total return for the six months ended June 30, 1999 was -1.95%.


-------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN
(Quarterly 1994-1998)
-------------------------------------------------------------------------------
                                               QUARTER ENDING
Highest                          5.51%         June 30, 1995
Lowest                          -2.93%         March 31, 1994

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1998)
-------------------------------------------------------------------------------
                             1 YEAR     5 YEARS     LIFE OF FUND
                                                    (SINCE 6/7/93)
U.S. Government Medium-      7.95%      5.82%       5.88%
Term Income Fund

Lehman Intermediate          8.47%      6.45%       6.45%*
Government Bond Index
-------------------------------------------------------------------------------
*(since 5/31/93)



  FOR UP-TO-DATE YIELD INFORMATION, PLEASE CALL 1-800-BKB-1784.

PROSPECTUS

[CALCULATOR GRAPHIC OMITTED]

            WHAT ARE THE FEES AND EXPENSES OF THE FUNDS?

THE TABLES BELOW DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF BOSTON 1784 BOND FUNDS

-------------------------------------------------------------------------------
SHAREHOLDER FEES
(fees paid directly from your investment)
-------------------------------------------------------------------------------

                                                     U.S. GOVERNMENT
                                  SHORT-TERM  INCOME   MEDIUM-TERM
                                  INCOME FUND  FUND    INCOME FUND

Maximum Sales Charge (Load)          None      None       None
Imposed on Purchases

Maximum Deferred Sales Charge
(Load)                               None      None       None

Maximum Sales Charge (Load)          None      None       None
Imposed on Reinvested Dividends

Redemption Fee                       None      None       None

Exchange Fee                         None      None       None


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets) as a % of average net assets
--------------------------------------------------------------------------------

Management Fees                      .50%      .74%       .74%

Distribution (12b-1) Fees            .25%      .25%       .25%

Other Expenses                       .14%      .12%       .13%

Total Annual Fund Operating
 Expenses                           .89%*     1.11%*     1.12%*

--------------------------------------------------------------------------------
*Each of these Funds' actual total annual fund operating expenses for the most recent fiscal year were less than the amount shown above because of fee waivers by the Funds' Adviser and Distributor. The Adviser waives a portion of its management fees in order to keep each Fund's total operating expenses at a specified level and the Distributor waives its entire Distribution Fee. The Adviser and the Distributor may eliminate all or a part of the fee waivers at any time. With these fee waivers, the Funds' actual total annual operating expenses were as follows:

         SHORT-TERM INCOME FUND                              .64%
         INCOME FUND                                         .80%
         U.S. GOVERNMENT MEDIUM-TERM INCOME FUND             .80%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN BOSTON 1784 BOND FUNDS TO THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN A FUND FOR THE TIME PERIODS INDICATED AND THEN SELL ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME AS SHOWN IN THE TABLE ABOVE. ALTHOUGH YOUR ACTUAL COSTS AND THE RETURN ON YOUR INVESTMENT MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

-------------------------------------------------------------------------------
                 SHORT-TERM         INCOME FUND         U.S. GOVERNMENT
                 INCOME FUND                        MEDIUM-TERM INCOME FUND

-------------------------------------------------------------------------------
1 year             $     91           $   113               $   114

3 years                 284               353                   356

5 years                 493               612                   617

10 years              1,096             1,352                 1,363
------------------------------------------------------------------------------

PROSPECTUS

BOSTON 1784 TAX-EXEMPT INCOME FUNDS

TAX-EXEMPT MEDIUM-TERM INCOME FUND
CONNECTICUT TAX-EXEMPT INCOME FUND
FLORIDA TAX-EXEMPT INCOME FUND
MASSACHUSETTS TAX-EXEMPT INCOME FUND
RHODE ISLAND TAX-EXEMPT INCOME FUND


THIS SUMMARY BRIEFLY DESCRIBES EACH BOSTON 1784 TAX-EXEMPT INCOME FUND AND THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS. FOR FURTHER INFORMATION ON THESE FUNDS, PLEASE READ THE SECTION ENTITLED MORE ABOUT BOSTON 1784 FUNDS.


[COMPASS GRAPHIC OMITTED]

            WHAT ARE THE FUNDS' GOALS?

TAX-EXEMPT MEDIUM-TERM INCOME FUND
The Tax-Exempt Medium-Term Income Fund's goal is to provide investors with current income, exempt from federal income tax, consistent with preservation of capital.


CONNECTICUT TAX-EXEMPT INCOME FUND
The Connecticut Tax-Exempt Income Fund's goal is to provide investors with current income exempt from both federal and Connecticut personal income tax, with a secondary goal of preserving capital.

FLORIDA TAX-EXEMPT INCOME FUND
The Florida Tax-Exempt Income Fund's goal is to provide investors with current income exempt from federal income tax through Fund shares which are exempt from Florida intangible personal property tax, with a secondary goal of preserving capital.


MASSACHUSETTS TAX-EXEMPT
INCOME FUND
The Massachusetts Tax-Exempt Income Fund's goal is to provide investors with current income, exempt from both federal and Massachusetts personal income tax, consistent with preservation of capital.


RHODE ISLAND TAX-EXEMPT INCOME FUND
The Rhode Island Tax-Exempt Income Fund's goal is to provide investors with current income exempt from federal income tax and Rhode Island personal income and business corporation taxes, with a secondary goal of preserving capital.



   WHAT ARE MUNICIPAL SECURITIES?
   MUNICIPAL SECURITIES are debt obligations of states, cities, towns, and other political subdivisions, agencies or public authorities that pay interest that is exempt from federal income tax. Municipal securities also include debt obligations of other qualifying issuers such as Puerto Rico, Guam, the Virgin Islands and Native American Tribes. Municipal securities are often issued to raise money for public services and projects such as schools, hospitals and public transportation systems. Some municipal securities (for example, INDUSTRIAL DEVELOPMENT BONDS) may be backed by private companies and used to provide financing for corporate facilities or other private projects. In most states, municipal securities issued by entities within the state are also exempt from that state's taxes. Municipal securities may be in the form of BONDS, NOTES and COMMERCIAL paper, may have a fixed or floating rate of interest, or be issued as ZERO COUPON BONDS.


[chess piece graphic omitted]

            WHAT ARE THE FUNDS' MAIN INVESTMENT STRATEGIES?


TAX-EXEMPT MEDIUM-TERM INCOME FUND
The Tax-Exempt Medium-Term Income Fund invests primarily in a diversified portfolio of municipal securities.

The Fund may also invest in limited amounts in debt securities that pay interest that is not exempt from federal tax, such as U.S. government obligations, corporate bonds, money market instruments and repurchase agreements.

PROSPECTUS

The Fund may, from time to time, invest as a hedging strategy in a limited amount of futures contracts or options on futures contracts. The Fund may only use futures contracts and options on futures contracts in an effort to offset unfavorable changes in the value of securities held by the Fund for investment purposes.


In an effort to preserve capital and lessen credit risk, the Fund invests primarily in investment grade securities, and generally invests in securities rated A or better. Certain securities held by the Fund may be covered by municipal bond insurance. The Fund is permitted to invest in bonds with any maturity. However, the Fund's average weighted maturity is normally expected to be from 5 to 10 years.



  WHAT ARE INVESTMENT GRADE SECURITIES?
  INVESTMENT GRADE SECURITIES are securities that have been determined by a rating agency to have a medium to high probability of being paid, although there is always a risk of default. Investment grade securities are rated BBB, A, AA or AAA by Standard & Poor's Corporation or Baa, A, Aa or Aaa by Moody's Investors Service.


CONNECTICUT TAX-EXEMPT INCOME FUND
The Connecticut Tax-Exempt Income Fund invests primarily in municipal securities that pay interest that is exempt from federal income tax and Connecticut personal income tax. Issuers of these securities are generally located in Connecticut.

The Fund may also invest in limited amounts in municipal securities that are exempt from federal income tax, but not exempt from Connecticut taxes, as well as taxable debt securities such as U.S. government obligations, corporate bonds, money market instruments and repurchase agreements.

The Fund may, from time to time, invest as a hedging strategy in a limited amount of futures contracts or options on futures contracts. The Fund may only use futures contracts and options on futures contracts in an effort to offset unfavorable changes in the value of securities held by the Fund for investment purposes.


The Fund invests primarily in investment grade securities, and generally invests in securities rated A or better. Certain securities held by the Fund may be covered by municipal bond insurance. The Fund is permitted to invest in bonds with any maturity. However, the Fund's average weighted maturity is normally expected to be from 5 to 10 years.

FLORIDA TAX-EXEMPT INCOME FUND
The Florida Tax-Exempt Income Fund invests primarily in municipal securities that pay interest that is exempt from federal income tax and that are exempt from Florida intangible personal property tax. Issuers of these securities are generally located in Florida.


The Fund may also invest in limited amounts in municipal securities that are exempt from federal income tax, but not exempt from Florida taxes, as well as taxable debt securities such as U.S. government obligations, corporate bonds, money market instruments and repurchase agreements.

The Fund may, from time to time, invest as a hedging strategy in a limited amount of futures contracts or options on futures contracts. The Fund may only use futures contracts and options on futures contracts in an effort to offset unfavorable changes in the value of securities held by the Fund for investment purposes.


The Fund invests primarily in investment grade securities, and generally invests in securities rated A or better. Certain securities held by the Fund may be covered by municipal bond insurance. The Fund is permitted to invest in bonds with any maturity. However, the Fund's average weighted maturity is normally expected to be from 5 to 10 years.


MASSACHUSETTS TAX-EXEMPT INCOME FUND
The Massachusetts Tax-Exempt Income Fund invests primarily in municipal securities that pay interest that is exempt from federal income tax and Massachusetts personal income tax. Issuers of these securities are generally located in Massachusetts.

The Fund may also invest in limited amounts in municipal securities that are exempt from federal income tax, but not exempt from Massachusetts taxes, as well as taxable debt securities such as U.S. government obligations, corporate bonds, money market instruments and repurchase agreements.

The Fund may, from time to time, invest as a hedging strategy in a limited amount of futures contracts or options on futures contracts. The Fund may only use futures contracts and options on futures contracts in an effort to offset unfavorable changes in the value of securities held by the Fund for investment purposes.


The Fund invests primarily in investment grade securities, and generally invests in securities rated A or better. Certain securities held by the Fund may be covered by municipal bond insurance. The Fund is permitted to invest in bonds with any maturity. However, the Fund's average weighted maturity is normally expected to be from 5 to 10 years.


PROSPECTUS

RHODE ISLAND TAX-EXEMPT INCOME FUND
The Rhode Island Tax-Exempt Income Fund invests primarily in municipal securities that pay interest that is exempt from federal income tax and Rhode Island personal income and business corporation taxes. Issuers of these securities are generally located in Rhode Island.


The Fund may also invest in limited amounts in municipal securities that are exempt from federal income tax, but not exempt from Rhode Island taxes, as well as taxable debt securities such as U.S. government obligations, corporate bonds, money market instruments and repurchase agreements.

The Fund may, from time to time, invest as a hedging strategy in a limited amount of futures contracts or options on futures contracts. The Fund may only use futures contracts and options on futures contracts in an effort to offset unfavorable changes in the value of securities held by the Fund for investment purposes.


The Fund invests primarily in investment grade securities, and generally invests in securities rated A or better. Certain securities held by the Fund may be covered by municipal bond insurance. The Fund is permitted to invest in bonds with any maturity. However, the Fund's average weighted maturity is normally expected to be from 5 to 10 years.


[Road Sign Graphic Omitted]

            WHAT ARE THE MAIN RISKS
            OF INVESTING IN BOSTON 1784 TAX-EXEMPT INCOME FUNDS?


The principal risks of investing in the Tax-Exempt Income Funds and the circumstances reasonably likely, in the opinion of the Adviser, to affect your investment adversely are described below. As with any non-money market mutual fund, the share price of each Fund and each Fund's yield will change daily based on changes in interest rates and other market conditions and factors. You may lose money if you invest in these Funds. Please note that there are many other circumstances that could affect your investment adversely and that could prevent a Fund from achieving its objectives, which are not described here. The principal risks of investing in the Tax-Exempt Income Funds are:


[bullet] INTEREST RATE RISK: In general, the prices of municipal securities and other debt securities rise when interest rates fall and fall when interest rates rise. Longer term obligations and zero coupon bonds are usually more sensitive to interest rate changes than shorter term obligations. Generally, the longer the average maturity of the bonds in a Fund, the more the Fund's share price will fluctuate in response to interest rate changes. Changes in interest rates will also affect the amount of income a Fund receives. A decline in interest rates may lead to a decline in the Fund's income.

[bullet] CREDIT RISK: Although the Funds invest primarily in investment grade securities, these securities have some credit risk. It is possible that some of the issuers will not make payments (default) on the municipal or other debt securities held by the Fund or there could be defaults on repurchase agreements held by a Fund. A default will hurt a Fund's performance. Or, an issuer may suffer adverse changes in its financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. An adverse change in the quality rating of a bond can make it more difficult for the Fund to sell the bond.

[bullet] MUNICIPAL MARKET RISK: There are special factors which may affect the value of municipal securities and, as a result, a Fund's share price. These factors include the possibility that interest on municipal securities held by a Fund could be declared taxable, political or legislative changes, and uncertainties related to the rights of investors in the securities. In addition, municipalities may be more susceptible to Year 2000 computer problems than other issuers.

[bullet] PREPAYMENT AND EXTENSION RISK: The issuers of securities held by a Fund may be able to call a bond or prepay principal, particularly during periods of declining interest rates. In that case, a Fund may not be able to reinvest the proceeds at attractive rates. The Fund would also lose the benefit of falling interest rates on the price of the repaid bond. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes.

[bullet] LACK OF DIVERSIFICATION: The Connecticut, Florida, Massachusetts and Rhode Island Funds are not diversified, which means that they may invest a relatively high percentage of their assets in the obligations of a limited number of issuers. As a result, these Funds may be more susceptible to any single economic, political or regulatory occurrence. These Funds are also particularly susceptible to events affecting issuers in their particular states. You should consider the greater risk of investing in these single state Funds compared to more diversified mutual funds.

PROSPECTUS

[bullet] PORTFOLIO SELECTION: The portfolio managers may not pick securities that perform well because they are unable to predict accurately the direction of interest rates or the maturity of certain debt obligations, or to assess accurately credit quality or other factors. In that case, you may lose money or your investment in the Fund may not do as well as other similar investments.

[bullet]FUTURES AND OPTIONS ON FUTURES: Although the Tax-Exempt Income Funds may use futures and options on futures for hedging purposes only, the hedging strategy may not be successful if the portfolio manager is unable to predict accurately movements in the prices of individual securities held by a Fund or if the strategy does not correlate well with the Fund's investments. The use of futures and options on futures, which are commonly referred to as derivatives, may produce a loss for the Fund, even when used only for hedging purposes.

[bullet]WHEN-ISSUED SECURITIES: Each of the Funds may enter into agreements to purchase debt securities before the securities have been issued. The Fund takes a risk that the market value of these securities will decline before the securities are delivered to the Fund.

An investment in a Fund is not a deposit of BankBoston and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

PROSPECTUS

WHO MAY WANT TO INVEST?

  TAX-EXEMPT MEDIUM-TERM INCOME FUND
  THIS TAX-EXEMPT INCOME FUND MAY BE APPROPRIATE FOR INVESTORS WHO ARE:
  [bullet]seeking current income that is exempt from federal income tax; [bullet]seeking a higher yield than is available from shorter-term tax-exempt securities or money market funds.

  CONNECTICUT TAX-EXEMPT INCOME FUND
  THIS TAX-EXEMPT INCOME FUND MAY BE APPROPRIATE FOR CONNECTICUT INVESTORS WHO ARE:
  [bullet]seeking current income that is exempt from federal income tax and Connecticut personal income tax;
  [bullet] seeking a higher yield than is available from shorter-term tax-exempt securities or money market funds.

  FLORIDA TAX-EXEMPT INCOME FUND
  THIS TAX-EXEMPT INCOME FUND MAY BE APPROPRIATE FOR FLORIDA INVESTORS WHO ARE:
  [bullet] seeking current income that is exempt from federal income tax through an investment that is exempt from Florida intangible personal property tax;
  [bullet] seeking a higher yield than is available from shorter-term tax-exempt securities or money market funds.

  MASSACHUSETTS TAX-EXEMPT INCOME FUND
  THIS TAX-EXEMPT INCOME FUND MAY BE APPROPRIATE FOR MASSACHUSETTS INVESTORS WHO ARE:
  [bullet]seeking current income that is exempt from federal income tax and Massachusetts personal income tax;
  [bullet]seeking a higher yield than is available from shorter-term tax-exempt securities or money market funds.

  RHODE ISLAND TAX-EXEMPT INCOME FUND
  THIS TAX-EXEMPT INCOME FUND MAY BE APPROPRIATE FOR
  RHODE ISLAND INVESTORS WHO ARE:
  [bullet]seeking current income that is exempt from federal income tax and Rhode Island personal income and business corporation taxes; [bullet]seeking a higher yield than is available from shorter-term tax-exempt securities or money market funds.

  Do not invest in these Funds if you are not prepared to accept volatility of a Fund's share price and possible losses.

  The Tax-Exempt Funds are not an appropriate investment for tax-sheltered accounts such as IRAs.

None of these Funds alone provides a balanced investment plan.

PROSPECTUS

[FLAG GRAPHIC OMITTED]

 HOW HAVE THE FUNDS PERFORMED?

 The charts and tables below give an indication of the Funds' risks and performance. The charts show changes in the Funds' performance from year to year. The tables show how the Funds' average annual returns for the periods indicated compare to those of a broad measure of market performance.

 WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT A FUND'S PERFORMANCE IN PAST YEARS IS NOT NECESSARILY AN INDICATION OF HOW A FUND WILL DO IN THE FUTURE.

-------------------------------------------------------------------------------
 TAX-EXEMPT MEDIUM-TERM INCOME FUND
-------------------------------------------------------------------------------
TOTAL RETURN
(per calendar year)

[Bar Graphic Omitted]
Plot points are as follow:
1994     -3.02%
1995     14.31%
1996      4.20%
1997      9.10%
1998      6.41%

The total return for the six months ended June 30, 1999 was -1.77%.

-------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN
(Quarterly 1994-1998)
-------------------------------------------------------------------------------

                                               QUARTER ENDING
Highest                          5.39%         March 31, 1995
Lowest                          -4.20%         March 31, 1994

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1998)
-------------------------------------------------------------------------------
                              1 YEAR     5 YEARS   LIFE OF FUND
                                                   (SINCE 6/14/93)
Tax-Exempt Medium-Term        6.41%      6.05%       6.63%
Income Fund

Lehman 7-Year                 6.23%      5.80%       6.28%*
Municipal Bond Index
-------------------------------------------------------------------------------
*(since 5/31/93)

-------------------------------------------------------------------------------
 CONNECTICUT TAX-EXEMPT INCOME FUND
-------------------------------------------------------------------------------
TOTAL RETURN
(per calendar year)

[Bar Graphic Omitted]
Plot points are as follow:

1995    14.66%
1996     3.63%
1997     8.53%
1998     6.67%

The total return for the six months ended June 30, 1999 was -1.78%.

-------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN
(Quarterly 1995-1998)
-------------------------------------------------------------------------------

                                               QUARTER ENDING
Highest                          5.91%         March 31, 1995
Lowest                          -1.25%         March 31, 1996

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1998)
-------------------------------------------------------------------------------
                                    1 YEAR        LIFE OF FUND
                                                  (SINCE 8/1/94)
Connecticut Tax-Exempt              6.67%           7.25%
Income Fund

Lehman 7-Year                       6.23%           6.92%*
Municipal Bond Index
-------------------------------------------------------------------------------
*(since 7/31/94)

  FOR UP-TO-DATE YIELD INFORMATION, PLEASE CALL 1-800-BKB-1784.



PROSPECTUS

-------------------------------------------------------------------------------
FLORIDA TAX-EXEMPT INCOME FUND
-------------------------------------------------------------------------------
TOTAL RETURN

(per calendar year)

[Bar Graphic Omitted]

Plot points are as follow:
1998     6.37%

The total return for the six months ended June 30, 1999 was -1.85%.

-------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN
(Quarterly 1998)
-------------------------------------------------------------------------------

                                           QUARTER ENDING
Highest                       3.06%        September 30, 1998
Lowest                        0.75%        December 31, 1998
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1998)
-------------------------------------------------------------------------------
                                    1 YEAR        LIFE OF FUND
                                                  (SINCE 6/30/97)
Florida Tax-Exempt Income           6.37%           7.82%
Fund

Lehman 7-Year                       6.23%           7.49%
Municipal Bond Index
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
MASSACHUSETTS TAX-EXEMPT INCOME FUND
-------------------------------------------------------------------------------
TOTAL RETURN

(per calendar year)

[Bar Graphic Omitted]

Plot points are as follow:
1994    -5.45%
1995    13.73%
1996     3.32%
1997     8.89%
1998     5.91%

The total return for the six months ended June 30, 1999 was -1.25%.

-------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN
(Quarterly 1994-1998)
-------------------------------------------------------------------------------

                                               QUARTER ENDING
Highest                          5.45%         March 31, 1995
Lowest                          -5.15%         March 31, 1994

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1998)
-------------------------------------------------------------------------------
                             1 YEAR     5 YEARS     LIFE OF FUND
                                                    (SINCE 6/14/93)
Massachusetts Tax-Exempt     5.91%      5.08%        5.84%
Income Fund

Lehman 7-Year                6.23%      5.80%        6.28%*
Municipal Bond Index
-------------------------------------------------------------------------------
*(since 5/31/93)

 FOR UP-TO-DATE YIELD INFORMATION, PLEASE CALL 1-800-BKB-1784.

PROSPECTUS

-------------------------------------------------------------------------------
RHODE ISLAND TAX-EXEMPT INCOME FUND
-------------------------------------------------------------------------------
TOTAL RETURN
(per calendar year)

[Bar Graphic Omitted]

Plot points are as follow:
1995    14.13%
1996     4.65%
1997     8.28%
1998     5.68%

The total return for the six months ended June 30, 1999 was -1.16%.

-------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN
(Quarterly 1995-1998)
-------------------------------------------------------------------------------

                                               QUARTER ENDING
Highest                          5.66%         March 31, 1995
Lowest                          -0.98%         March 31, 1996

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1998)
-------------------------------------------------------------------------------
                                    1 YEAR        LIFE OF FUND
                                                  (SINCE 8/1/94)
Rhode Island Tax-Exempt             5.68%            6.83%
Income Fund

Lehman 7-Year                       6.23%            6.92%*
Municipal Bond Index
-------------------------------------------------------------------------------
*(since 7/31/94)



PROSPECTUS

[CALCULATOR GRAPHIC OMITTED]

            WHAT ARE THE FEES AND EXPENSES OF THE FUNDS?

THE TABLES BELOW DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF BOSTON 1784 TAX-EXEMPT INCOME FUNDS

-----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(fees paid directly from your investment)

-----------------------------------------------------------------------------------------------------------------------------------
                                             TAX-EXEMPT         CONNECTICUT          FLORIDA        MASSACHUSETTS    RHODE ISLAND
                                             MEDIUM-TERM        TAX-EXEMPT         TAX-EXEMPT        TAX-EXEMPT       TAX-EXEMPT
                                             INCOME FUND        INCOME FUND        INCOME FUND       INCOME FUND      INCOME FUND

Maximum Sales Charge (Load)                     None               None               None              None             None
Imposed on Purchases

Maximum Deferred Sales Charge (Load)            None               None               None              None             None

Maximum Sales Charge (Load)                     None               None               None              None             None
Imposed on Reinvested Dividends

Redemption Fee                                  None               None               None              None             None

Exchange Fee                                    None               None               None              None             None


----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets) as a % of average net assets
----------------------------------------------------------------------------------------------------------------------------------

Management Fees                                 .74%               .74%               .74%              .74%             .74%

Distribution (12b-1) Fees                       .25%               .25%               .25%              .25%             .25%

Other Expenses                                  .12%               .13%               .15%              .13%             .14%

Total Annual Fund Operating Expenses           1.11%*             1.12%*             1.14%*            1.12%*           1.13%*



-----------------------------------------------------------------------------------------------------------------------------------
*Each of these Funds' actual total annual fund operating expenses for the most recent fiscal year were less than the amount shown above because of fee waivers by the Funds' Adviser and Distributor. The Adviser waives a portion of its management fees in order to keep each Fund's total operating expenses at a specified level and the Distributor waives its entire Distribution Fee. The
Adviser and the Distributor may eliminate all or a part of the fee waivers at any time. With the fee waivers, the Funds' actual total annual operating expenses were as follows:

          TAX-EXEMPT MEDIUM-TERM INCOME FUND               .80%      MASSACHUSETTS TAX-EXEMPT INCOME FUND             .80%
          CONNECTICUT TAX-EXEMPT INCOME FUND               .80%      RHODE ISLAND TAX-EXEMPT INCOME FUND              .80%
          FLORIDA TAX-EXEMPT INCOME FUND                   .80%

----------------------------------------------------------------------------------------------------------------------------------
EXAMPLE
----------------------------------------------------------------------------------------------------------------------------------

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN BOSTON
1784 TAX-EXEMPT INCOME FUNDS TO THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE
EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN A FUND FOR THE TIME PERIODS INDICATED
AND THEN SELL ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO
ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S
OPERATING EXPENSES REMAIN THE SAME AS SHOWN IN THE TABLE ABOVE. ALTHOUGH YOUR
ACTUAL COSTS AND THE RETURN ON YOUR INVESTMENT MAY BE HIGHER OR LOWER, BASED ON
THESE ASSUMPTIONS YOUR COSTS WOULD BE:

-----------------------------------------------------------------------------------------------------------------------------------
         TAX-EXEMPT MEDIUM-         CONNECTICUT TAX-            FLORIDA TAX-          MASSACHUSETTS TAX-        RHODE ISLAND TAX-
          TERM INCOME FUND         EXEMPT INCOME FUND        EXEMPT INCOME FUND       EXEMPT INCOME FUND       EXEMPT INCOME FUND

-----------------------------------------------------------------------------------------------------------------------------------
1 year         $   113                   $   114                  $   116               $   114                    $   115

3 years            353                       356                      362                   356                        359

5 years            612                       617                      628                   617                        622

10 years         1,352                     1,363                    1,386                 1,363                      1,375
----------------------------------------------------------------------------------------------------------------------------------




PROSPECTUS

BOSTON 1784 STOCK FUNDS

ASSET ALLOCATION FUND
GROWTH AND INCOME FUND
GROWTH FUND
INTERNATIONAL EQUITY FUND


THIS SUMMARY BRIEFLY DESCRIBES EACH BOSTON 1784 STOCK FUND AND THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS. FOR FURTHER INFORMATION ON THESE FUNDS, PLEASE READ THE SECTION ENTITLED MORE ABOUT BOSTON 1784 FUNDS.




[COMPASS GRAPHIC OMITTED]

            WHAT ARE THE FUNDS' GOALS?

ASSET ALLOCATION FUND
The Asset Allocation Fund's goal is to provide investors with a favorable total rate of return through current income and capital appreciation consistent with preservation of capital, derived from investing in fixed income and equity securities.

GROWTH AND INCOME FUND
The Growth and Income Fund's primary goal is to provide investors with long-term growth of capital with a secondary goal of income.

GROWTH FUND
The Growth Fund's primary goal is to provide investors with capital appreciation. Dividend income, if any, is incidental to this goal.

INTERNATIONAL EQUITY FUND
The International Equity Fund's goal is to provide investors with long-term growth of capital. Dividend income, if any, is incidental to this goal.


   WHAT IS CAPITAL APPRECIATION?
   A fund that seeks CAPITAL APPRECIATION or GROWTH OF CAPITAL tries to increase the value of your investment. CAPITAL, also called PRINCIPAL, refers to the amount of money that you invest in a fund. If the price of the fund's shares or net asset value (NAV) goes up due to an increase in the value of the securities in the fund, your capital will also grow or appreciate. If, however, the price of the fund's shares decreases due to a decline in the value of securities in the fund, you will lose some of your capital. If you choose to have your dividends and other distributions reinvested in additional shares of a fund, the amount of the distributions will be added to your initial investment and increase the amount of your capital.


[CHESS PIECE GRAPHIC OMITTED]

            WHAT ARE THE FUNDS' MAIN INVESTMENT STRATEGIES?

ASSET ALLOCATION FUND
The Asset Allocation Fund invests in a carefully balanced mix of equity and debt securities and money market instruments.


The Fund's equity securities include the stock of large U.S. companies and, from time to time, mid-sized domestic companies and large, multi-national companies based outside of the United States.


The Fund's debt securities include investment grade debt obligations such as U.S. government securities, corporate bonds and mortgage-backed and asset-backed securities.

The Fund's portfolio managers decide what percentage of the Fund's assets will be invested in debt, equity and money market securities based on the managers' judgment of various economic factors. The Fund expects that normally:
   [bullet] 30% to 70% of its assets will be invested in equity securities; [bullet] 30% to 60% of its assets will be invested in intermediate- and long-term debt obligations;
   [bullet] up to 40% of its assets may be invested in short-term debt and money market instruments.

GROWTH AND INCOME FUND
The Growth and Income Fund invests primarily in the common stock of established U.S. and foreign companies where the portfolio managers believe there is opportunity for growth.

When investing in U.S. companies, the Fund principally invests in companies with a market capitalization of at least $1 billion, although the Fund also invests in companies with smaller capitalizations. While the established companies in which the Fund primarily invests are more likely than less established companies to provide the Fund with dividend income, the principal focus in the selection of securities for the Fund is growth potential, consistent with the Fund's primary objective. Also, as



PROSPECTUS
stock markets have risen in recent years, dividend yields have fallen, making it more difficult for the Fund to produce any significant income while principally seeking growth of capital.

When investing in foreign companies, the Fund may invest in smaller companies and companies located in developing countries.

In addition to common stocks, the Fund may invest in other securities, including convertible debt securities and preferred stock. The Fund may engage in foreign currency hedging transactions in an attempt to minimize the effects of currency fluctuations on the Fund.


   WHAT IS CAPITALIZATION?
   CAPITALIZATION or MARKET CAPITALIZATION is the total value of a company's stock in the marketplace or on a stock exchange. For example, a company that has issued one million shares that are currently selling for $50 per share would have a capitalization of $50,000,000.


GROWTH FUND
The Growth Fund invests primarily in the common stock of U.S. and foreign companies which the portfolio managers believe have above-average growth potential.

When investing in U.S. companies, the Fund principally invests in companies with a market capitalization of at least $250 million, although the Fund also invests in companies with smaller capitalizations. Companies with capitalizations of less than $1 billion are generally considered to have small capitalizations.

When investing in foreign companies, the Fund may also invest in smaller companies and in companies located in developing countries.

In addition to common stocks, the Fund may invest in other securities, including convertible debt securities and preferred stock. The Fund may engage in foreign currency hedging transactions in an attempt to minimize the effects of currency fluctuations on the Fund.

INTERNATIONAL EQUITY FUND
The International Equity Fund invests primarily in stocks and other equity interests issued by foreign companies. The Fund seeks to invest in a number of countries with different economic characteristics and may invest in developing countries.


The Fund may also invest in other securities, including non-convertible debt securities and money market instruments. The Fund may engage in foreign currency hedging transactions in an attempt to minimize the effects of currency fluctuations on the Fund.


[Road Sign Omitted]



       WHAT ARE THE MAIN RISKS OF INVESTING IN BOSTON 1784 STOCK FUNDS?

The principal risks of investing in the Stock Funds and the circumstances reasonably likely, in the opinion of the Adviser, to affect your investment adversely are described below. As with any non-money market mutual fund, the share price of each Fund will change daily based on market conditions and other factors. You may lose money if you invest in these Funds. Please note that there are many other circumstances that could affect your investment adversely and that could prevent a Fund from achieving its objectives, which are not described here. The principal risks of investing in the Stock Funds are:

[bullet] MARKET RISK: This is the risk that the price of a security will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation.

[bullet] PORTFOLIO SELECTION: The portfolio managers may not pick stocks that outperform the market or that do as well as the market. In that case, you may lose money or your investment may not do as well as other similar investments.

[bullet] SMALLER COMPANIES: The securities of smaller companies may have more risks than those of larger companies--they may be more susceptible to market downturns and their prices may be more volatile.

[bullet] FOREIGN SECURITIES: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

[bullet] These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of assets by a Fund or the issuers of securities, and political or social instability.

PROSPECTUS

[bullet] Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments. In addition, foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

[bullet] Foreign markets may be less liquid and more volatile than U.S. markets, and may offer less protection to investors such as the Funds. Rapid increases in money supply may result in speculative investing, contributing to volatility. Equity securities traded in certain foreign countries may trade at high price-earnings multiples that are unsustainable.

[bullet] Since foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect a Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar relative to these other currencies will affect adversely the value of the Fund. In addition, some foreign currency values may be volatile, and there is the possibility of governmental controls on currency exchanges or intervention in currency markets.

[bullet] Foreign markets and securities may be particularly vulnerable to Year 2000 computer problems.

[bullet] Each of the Stock Funds may invest in issuers located in developing countries.

[bullet] Developing countries are generally defined as countries in the initial stages of their industrialization cycles with low per capita income.

[bullet] All of the risks of investing in foreign securities are heightened by investing in developing countries.

[bullet] The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided higher rates of return, and greater risks, to investors.

[bullet] INTEREST RATE RISK: In general, the prices of debt securities rise when interest rates fall and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes. Changes in interest rates will also affect the amount of income a Fund receives. A decline in interest rates may lead to a decline in the Fund's income.

[bullet] CREDIT RISK: It is possible that some issuers will not make payments (default) on debt obligations held by a Fund. A default will hurt a Fund's performance. Or, an issuer may suffer adverse changes in financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can make it more difficult for the Fund to sell the bond.

[bullet] PREPAYMENT AND EXTENSION RISK: The issuers of securities held by a Fund may be able to call a bond or prepay principal, particularly during periods of declining interest rates. In that case, a Fund may not be able to reinvest the proceeds at attractive rates. The Fund would also lose the benefit of falling interest rates on the price of the repaid bond. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Mortgage-backed securities are particularly exposed to prepayment and extension risk.

[bullet] SPECIAL CHARACTERISTICS OF CONVERTIBLE SECURITIES: Convertible securities are subject to the market risk of stocks, while also subject to interest rate risk and the credit risk of the issuers. Call provisions may allow the issuer to repay the debt before it matures.

[bullet] An investment in a Fund is not a deposit of BankBoston and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.



PROSPECTUS

WHO MAY WANT TO INVEST?

   ASSET ALLOCATION FUND
   THE ASSET ALLOCATION FUND MAY BE APPROPRIATE FOR LONG-TERM INVESTORS WHO ARE:

[bullet] seeking a balanced investment program;

[bullet] seeking protection against inflation.


   GROWTH AND INCOME FUND
   THIS STOCK FUND MAY BE APPROPRIATE FOR LONG-TERM INVESTORS WHO ARE:

[bullet] seeking long-term growth.


   GROWTH FUND
   THIS STOCK FUND MAY BE APPROPRIATE FOR LONG-TERM INVESTORS WHO ARE:

[bullet] seeking long-term growth;

[bullet] able to tolerate the additional risks of investing in smaller companies;

[bullet] not seeking income.


   INTERNATIONAL EQUITY FUND
   THIS STOCK FUND MAY BE APPROPRIATE FOR LONG-TERM INVESTORS WHO ARE:

[bullet] seeking long-term growth;

[bullet] looking for exposure in the international markets and able to tolerate the additional risks associated with these markets;

[bullet] not seeking income.


Do not invest in these Funds if you are not prepared to accept volatility of a Fund's share price and substantial losses.

None of the Stock Funds alone (except the Asset Allocation Fund) provides a balanced investment plan.



PROSPECTUS

[FLAG GRAPHIC OMITTED]

   HOW HAVE THE FUNDS PERFORMED?
   The charts and tables below give an indication of the Funds' risks and performance. The charts show changes in the Funds' performance from year to year. The tables show how the Funds' average annual returns for the periods indicated compare to those of a broad measure of market performance.

   WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT A FUND'S PERFORMANCE IN PAST YEARS IS NOT NECESSARILY AN INDICATION OF HOW A FUND WILL DO IN THE FUTURE.

-------------------------------------------------------------------------------
ASSET ALLOCATION FUND
-------------------------------------------------------------------------------
TOTAL RETURN
(per calendar year)

[Bar Graphic Omitted]

Plot points are as follows
1994     -0.65%
1995     29.55%
1996     10.48%
1997     20.74%
1998     12.28%

The total return for the six months ended June 30, 1999 was 4.68%.

-------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN
(Quarterly 1994-1998)
-------------------------------------------------------------------------------

                                          QUARTER ENDING
Highest                    10.79%         June 30, 1997
Lowest                     -5.12%         September 30, 1998

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1998)
-------------------------------------------------------------------------------
                             1 YEAR      5 YEARS    LIFE OF FUND
                                                    (SINCE 6/14/93)
Asset Allocation Fund        12.28%      14.03%      12.92%

S&P 500 Composite Index      28.60%      24.05%      22.38%*

Lehman Aggregate Bond         8.67%       7.27%       7.33%*
Index
-------------------------------------------------------------------------------

*(since 5/31/93)
The table above compares the average annual return of the Fund, which holds a mix of stocks, bonds and other debt securities, to an unmanaged stock index and an unmanaged bond index for the periods indicated.

-------------------------------------------------------------------------------
GROWTH AND INCOME FUND
-------------------------------------------------------------------------------
TOTAL RETURN
(per calendar year)

[Bar Graphic Omitted]

Plot points are as follow:
1994     -0.18%
1995     30.56%
1996     23.63%
1997     19.66%
1998     22.70%

The total return for the six months ended June 30, 1999 was 1.76%.

-------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN
(Quarterly 1994-1998)
-------------------------------------------------------------------------------

                                         QUARTER ENDING
Highest                     17.32%       December 31, 1998
Lowest                     -12.79%       September 30, 1998

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1998)
-------------------------------------------------------------------------------
                              1 YEAR     5 YEARS    LIFE OF FUND
                                                    (SINCE 6/7/93)
Growth and Income Fund        22.70%     18.79%     18.27%

S&P 500 Composite Index       28.60%     24.05%     22.38%*
-------------------------------------------------------------------------------
*(since 5/31/93)


PROSPECTUS

-------------------------------------------------------------------------------
 GROWTH FUND
-------------------------------------------------------------------------------
TOTAL RETURN
(per calendar year)

[Bar Graphic Omitted]

Plot points are as follow:
1997     13.92%
1998     1.36%

The total return for the six months ended June 30, 1999 was 6.92%.

------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN
(Quarterly 1997-1998)
------------------------------------------------------------------------------

                                           QUARTER ENDING
Highest                       25.00%       December 31, 1998
Lowest                       -22.74%       September 30, 1998

------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1998)
------------------------------------------------------------------------------
                                    1 YEAR        LIFE OF FUND
                                                  (SINCE 3/28/96)
Growth Fund                          1.36%          11.67%

Russell 2000 Index                  -2.55%          10.68%*
------------------------------------------------------------------------------
*(since 3/31/96)

------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUND
------------------------------------------------------------------------------
TOTAL RETURN
(per calendar year)

[Bar Graphic Omitted]

Plot points are as follow:
1995     13.34%
1996     13.68%
1997     -0.92%
1998     12.45%

The total return for the six months ended June 30, 1999 was 4.72%.

------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN
(Quarterly 1995-1998)
------------------------------------------------------------------------------

                                           QUARTER ENDING
Highest                         16.75%     December 31, 1998
Lowest                         -16.34%     September 30, 1998

------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1998)
------------------------------------------------------------------------------
                                    1 YEAR        LIFE OF FUND
                                                  (SINCE 1/3/95)
International Equity Fund           12.45%           9.45%

Morgan Stanley MSCI EAFE Index      20.00%           9.55%*
------------------------------------------------------------------------------
*(since 12/31/94)


PROSPECTUS

[CALCULATOR GRAPHIC OMITTED]
WHAT ARE THE FEES AND EXPENSES OF THE FUNDS?
THE TABLES BELOW DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF BOSTON 1784 STOCK FUNDS

------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(fees paid directly from your investment)
------------------------------------------------------------------------------------------------------------------------------------
                                                      ASSET              GROWTH AND             GROWTH          INTERNATIONAL
                                                 ALLOCATION FUND         INCOME FUND             FUND            EQUITY FUND

Maximum Sales Charge (Load)                           None                  None                 None               None
Imposed on Purchases

Maximum Deferred Sales Charge
  (Load)                                              None                  None                 None               None

Maximum Sales Charge (Load)                           None                  None                 None               None
Imposed on Reinvested Dividends

Redemption Fee                                        None                  None                 None               None

Exchange Fee                                          None                  None                 None               None


-----------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets) as a % of average net assets
-----------------------------------------------------------------------------------------------------------------------------------

Management Fees                                       .74%                  .74%                 .74%               1.00%

Distribution (12b-1) Fees                             .25%                  .25%                 .25%               .25%

Other Expenses                                        .22%                  .15%                 .19%               .20%

Total Annual Fund Operating Expenses                 1.21%*                1.14%*               1.18%*             1.45%*

-----------------------------------------------------------------------------------------------------------------------------------
*Each of these Funds' actual total annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Funds'
Distributor waives its entire Distribution Fee. The Distributor may eliminate all or a part of the fee waiver at any time. With the fee waiver, the Funds'
actual total annual operating expenses were as follows:

                                         ASSET ALLOCATION FUND                        .96%
                                         GROWTH AND INCOME FUND                       .89%
                                         GROWTH FUND                                  .93%
                                         INTERNATIONAL EQUITY FUND                   1.20%

-----------------------------------------------------------------------------------------------------------------------------------
EXAMPLE
-----------------------------------------------------------------------------------------------------------------------------------
THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN BOSTON
1784 STOCK FUNDS TO THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE
ASSUMES THAT YOU INVEST $10,000 IN A FUND FOR THE TIME PERIODS INDICATED AND
THEN SELL ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO
ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S
OPERATING EXPENSES REMAIN THE SAME AS SHOWN IN THE TABLE ABOVE. ALTHOUGH YOUR
ACTUAL COSTS AND THE RETURN ON YOUR INVESTMENT MAY BE HIGHER OR LOWER, BASED ON
THESE ASSUMPTIONS YOUR COSTS WOULD BE:
----------------------------------------------------------------------------------------------------------------------------------
                                   ASSET                  GROWTH AND                   GROWTH                    INTERNATIONAL
                              ALLOCATION FUND             INCOME FUND                   FUND                      EQUITY FUND

----------------------------------------------------------------------------------------------------------------------------------
1 year                          $   123                    $   116                   $   120                       $   148

3 years                             384                        362                       375                           459

5 years                             665                        628                       649                           792

10 years                          1,466                      1,386                     1,432                         1,735
----------------------------------------------------------------------------------------------------------------------------------

PROSPECTUS

SHAREHOLDER SERVICES

This section describes how to do business with the Funds and the services that are available to shareholders.

HOW TO REACH THE FUNDS
BY TELEPHONE         1-800-BKB-1784
                     Call for account or Fund information
                     Monday through Friday 8 a.m. to 6 p.m.
                     (Eastern time).

BY REGULAR MAIL      Boston 1784 Funds
                     P.O. Box 8524
                     Boston, MA 02266-8524

BY EXPRESS OR        Boston 1784 Funds
OVERNIGHT SERVICE    c/o Boston Financial Data Services
                     2 Heritage Drive
                     North Quincy, MA 02171

TYPES OF ACCOUNTS
If you are investing in the Funds for the first time, you will need to establish an account. You may establish the following types of accounts by completing an account application. To obtain an application, call 1-800-BKB-1784.


[bullet] INDIVIDUAL OR JOINT OWNERSHIP. Individual accounts are owned by one person. Joint accounts have two or more owners. The Funds will treat any individual owner of a joint account as authorized to give instructions on purchases, sales and exchanges of shares of a Fund without notice to the other owners. Please note, however, that any transaction that requires a signature guarantee will require the guaranteed signature of each account owner.


[bullet] GIFT OR TRANSFER TO MINOR (UGMA OR UTMA). A UGMA (Uniform Gifts to Minors Act) or UTMA (Uniform Transfers to Minors Act) account is maintained by a custodian for the benefit of a minor. To open a UGMA or UTMA account, you must include the minor's social security number on the application.

[bullet] TRUST. A trust can open an account. The name of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

[bullet] CORPORATIONS, PARTNERSHIPS AND OTHER LEGAL ENTITIES. Corporations, partnerships and other legal entities may also open an account. The application and resolution form must be signed by a general partner of the partnership or an authorized officer of the corporation or other legal entity.

[bullet] RETIREMENT. If you are eligible, you may set up your account under a tax-sheltered retirement plan, such as an Indinvidual Retirement Account. BankBoston offers a number of retirement plans through which Fund shares may be purchased. Call 1-800-BKB-1784 for more information.

HOW TO OPEN AN ACCOUNT
Complete and sign the appropriate account application. Please be sure to provide your social security or taxpayer identification number on the application. Make your check payable to Boston 1784 Funds. Send all items to one of the following addresses:

BY REGULAR MAIL      Boston 1784 Funds
                     P.O. Box 8524
                     Boston, MA 02266-8524

BY EXPRESS OR        Boston 1784 Funds
OVERNIGHT SERVICE    c/o Boston Financial Data Services
                     2 Heritage Drive
                     North Quincy, MA 02171

You may also purchase shares through certain financial institutions, including BankBoston. These institutions may have their own procedures for buying and selling shares, and may charge fees. Contact your financial institution for more information.


HOW TO PURCHASE SHARES
Shares of the Funds are sold continuously and may be purchased from the Distributor or a broker-dealer or financial institution that has an agreement with the Distributor. Purchases may be made Monday through Friday, except on certain holidays.

Each Fund's share price, called net asset value per share or NAV, is calculated every business day. The Funds' shares are sold without a sales charge. Shares are purchased at net asset value the next time it is calculated after your investment is received and accepted by the Distributor. For information on how shares are priced, please see "Pricing of Fund Shares" below.


For the U.S. Treasury Money Market Fund, Institutional U.S. Treasury Money Market Fund and Institutional Prime Money Market Fund, the Distributor must receive payment by wire transfer or other immediately available Funds by the close of business on the day your order is received and accepted. For the other Money Market Funds, your investment is considered received when your check is converted into immediately available funds. This normally happens within two business days. On days when the financial markets close early, such as the day after Thanksgiving and Christmas Eve, purchase orders for the U.S. Treasury Money Market Fund, Institutional U.S. Treasury Money Market Fund and Institutional Prime Money Market Fund must be received by 12 noon.


NEW PURCHASES
If you are new to the Funds, complete and sign an account application and mail it along with your check. To establish the telephone purchase option on your new account, complete the




PROSPECTUS

"Telephone Privilege Authorization" section on the application and attach a check or savings withdrawal slip from your bank account which you have "voided" by writing the word "VOID" across the front.

If you wish to open an account by debiting your checking or savings account, please attach a "voided" check or savings withdrawal slip, and complete the "Electronic Transfer and Bank Wire" section of the application.

If you are investing through a tax-sheltered retirement plan for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call 1-800-BKB-1784 for more information.


ADDITIONAL PURCHASES

If you already have money invested in a Fund, you can invest additional money in that Fund in the following ways:


   BY MAIL. Complete the remittance slip attached to the bottom of your confirmation statement. If your investment is in a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to one of the addresses listed above under "How To Open An Account."

   BY TELEPHONE. This service allows you to purchase additional shares quickly and conveniently through an electronic transfer of money. When you make an additional purchase by telephone, the Funds will automatically deduct money from your designated bank account for the desired amount. If you have not established the telephone purchase option, call 1-800-BKB-1784 to request the appropriate form. See "Telephone Transactions" below for more information on this option.

   BY WIRE. Purchases may also be made by wiring money from your bank account to your Boston 1784 Fund account. Each time you wish to send a wire, you must call 1-800-BKB-1784 to receive wiring instructions before you send money. Once the money has been wired, please call 1-800-BKB-1784 to purchase your shares.

AUTOMATIC INVESTMENT PROGRAM

Automatic investing is an easy way to add to your account on a regular basis. Boston 1784 Funds offer an automatic investment plan to help you achieve your financial goals as simply and conveniently as possible. Please note that minimum purchase amounts apply. Call 1-800-BKB-1784 for information.

PAYING FOR SHARES

Please note the following:

[bullet] Purchases may be made by check, wire transfer and electronic transfer.

[bullet] All purchases must be made in U.S. dollars.

[bullet] Checks must be drawn on U.S. banks and must be payable to Boston 1784 Funds. Checks that are not made payable directly to Boston 1784 Funds ("third party checks") are not accepted.

[bullet] Cash and credit card checks are not accepted.

[bullet] If a check does not clear your bank, the Funds reserve the right to cancel the purchase.

[bullet] If the Funds are unable to debit your designated bank account on the day you purchase shares, they may make additional attempts or cancel the purchase.

If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the canceled purchase. The Funds have the authority to redeem shares in your account(s) to cover any losses due to changes in share price.

The Funds reserve the right to reject any specific purchase request, and a Fund will do so when it believes that a purchase is part of a market-timing strategy.

MINIMUM INVESTMENTS
The following minimums apply unless they are waived by the Distributor.

   To open an account                              $1,000.00*
      For tax-sheltered retirement plans              250.00

   To add to an account                               250.00**
     Through automatic investment plans                50.00

   Minimum account balance                          1,000.00*
      For tax-sheltered retirement plans              250.00

   * $100,000 for the Institutional U.S. Treasury Money Market Fund and the Institutional Prime Money Market Fund

   ** $5,000 for the Institutional U.S. Treasury Money Market Fund and the
      Institutional Prime Money Market Fund

HOW TO SELL SHARES

Selling your shares in a Fund is called a "redemption" because the Fund buys back its shares. On any business day, you may sell (redeem) all or a portion of your shares at the next NAV calculated after your order is received in good order. Please note, however, that your redemption proceeds may be delayed for up to ten business days after a purchase. This is to assure that money from the purchase of shares being redeemed has been received and collected. If your redemption request is over $100,000, you will need a signature guarantee (see page 33).

PROSPECTUS

You may gain or lose money when you redeem your shares. Please note that a redemption is treated as a sale for tax purposes, and could result in taxable gain or loss in a non-tax-sheltered account.

SELLING BY MAIL

To redeem all or part of your shares by mail, please send your request in writing to one of the addresses listed under "How To Open An Account" and include the following information:

[bullet] the name of the Fund(s),

[bullet] the account number(s),

[bullet] the amount of money or number of shares being redeemed,

[bullet] the name(s) on the account,

[bullet] the signature of a registered account owner, and

[bullet] your daytime telephone number.

Signature requirements vary based on the type of your account:

[bullet] INDIVIDUAL, JOINT TENANTS, TENANTS IN COMMON: Written instructions must be signed by an individual shareholder or, in the case of joint accounts, one of the shareholders exactly as the name(s) appears on the account. Please note that when a signature guarantee is required, the guaranteed signature of each account owner must be provided.

[bullet] UGMA OR UTMA: Written instructions must be signed by the custodian as it appears on the account.

[bullet] SOLE PROPRIETOR, GENERAL PARTNER: Written instructions must be signed by an authorized individual as it appears on the account.

[bullet] CORPORATION, ASSOCIATION: Written instructions must be signed by the person(s) authorized to act on the account. A resolution form, authorizing the signer to act, must accompany the request if one is not on file with the Funds.

[bullet] TRUST: Written instructions must be signed by the trustee(s). If the name of the current trustee(s) does not appear on the account, a certified certificate of incumbency dated within 60 days must also be submitted.

[bullet] RETIREMENT: Written instructions must be signed by the account owner. Call 1-800-BKB-1784 for more information.

SELLING BY TELEPHONE
If you have selected this option, you may make redemptions by calling 1-800-BKB-1784. The Funds require that requests for redemptions over $100,000 be in writing with signatures guaranteed (see below). You may not close your account by telephone. If you would like to establish this option on an existing account, please call 1-800-BKB-1784. See "Telephone Transactions" below for more information on this option.

SYSTEMATIC WITHDRAWAL PLAN
Under this plan, you may redeem a specific dollar amount from your account on a regular basis. For more information or to sign up for this service, please call 1-800-BKB-1784.

PAYMENT OF REDEMPTION PROCEEDS

BY CHECK Redemption proceeds will be sent to the shareholder(s) on our records at the address on our records within seven days after a valid redemption request is received.

BY WIRE If you have selected this option, your redemption proceeds will be wired directly into your designated bank account, normally on the next business day after your redemption request is received (the same business day for the Money Market Funds). There is no limitation on redemptions by wire. However, there is a $12 fee for each wire and your bank may charge an additional fee to receive the wire. If you would like to establish this option on an existing account, please call 1-800-BKB-1784 to sign up for this service. Wire redemptions are not available for retirement accounts.

BY ELECTRONIC   If you have selected this option, your redemption proceeds will
TRANSFER        be transferred electronically to your designated bank account.
                To establish this option on an existing account, please call
                1-800-BKB- 1784 to request the appropriate form.

SIGNATURE GUARANTEES
In addition to the signature requirements described above, a signature guarantee is required if:

[bullet] You would like the check made payable to anyone other than the shareholder(s) on our records.

[bullet] You would like the check mailed to an address other than the address on our records.

[bullet] You would like the check mailed to an address on our records that has changed in the past 30 days.

[bullet] Your redemption request is over $100,000.

The Funds may also require signature guarantees for other redemptions. A signature guarantee assures that a signature is



PROSPECTUS
genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial institution to determine if it has this capability.

SHAREHOLDER SERVICES AND POLICIES
EXCHANGES
On any business day, you may exchange all or a portion of your shares into any other Fund in the Boston 1784 Funds family. To make exchanges, please follow the procedures under "How To Sell Shares." Exchanges are processed at the net asset value next calculated after an exchange request in good order is received and approved. Please read the prospectus for the Fund into which you are exchanging. The Funds reserve the right to reject any exchange request or to change or terminate the exchange privilege at any time. An exchange is the sale of shares of one Fund and purchase of shares of another, and could result in taxable gain or loss in a non-tax-sheltered account.

REDEMPTION PROCEEDS
The Funds' policy is to pay redemption proceeds in cash, but the Funds reserve the right to change this policy and to pay in kind in certain cases by delivering to you investment securities equal to the redemption price. In these cases, you might have to pay brokerage costs when converting the securities to cash. The right of any shareholder to receive redemption proceeds may be suspended, or payment may be postponed, in certain circumstances. These circumstances include any period the New York Stock Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted, any period when an emergency exists and any time the Securities and Exchange Commission allows mutual funds to delay payments for the protection of investors.

TAXPAYER IDENTIFICATION NUMBER
On your account application or other appropriate form, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold 31% of any dividends and redemption or exchange proceeds. The Funds reserve the right to reject any application that does not include a certified social security or taxpayer identification number.

SHARE OWNERSHIP
The Funds keep a record of the ownership of their shares and share certificates are not issued.

INVOLUNTARY REDEMPTIONS
If your account balance falls below the minimum required investment as a result of selling or exchanging shares, you will be given 60 days to re-establish the minimum balance. If you do not, your account may be closed and the proceeds sent to you.

TELEPHONE TRANSACTIONS
You may buy, sell or exchange shares by telephone if you selected this option on your account application or have completed the appropriate form. The Funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that it reasonably believes to be genuine. The Funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations, and the Funds may refuse any telephone transaction for any reason. It may be difficult to reach the Funds by telephone during periods of unusual market activity and, in that case, you should consider sending in your request by regular or express mail service.

ADDRESS CHANGES
A change in address on your account must be made in writing and be signed by all account owners. Include the name of your Fund(s), the account number(s), the name(s) on the account and both the old and new addresses. Call 1-800-BKB-1784 if you need more information.

NAME/ACCOUNT OWNERSHIP CHANGES
To change the name on an account, the shares are generally transferred to a new account. A signature guarantee must be provided and, in some cases, certain legal documents may be required. For more information, call 1-800-BKB-1784. If your shares are held by a financial institution, contact that financial institution for ownership changes.

STATEMENTS AND REPORTS
The Funds will send you a confirmation statement after every transaction that affects your account balance or registration. If you are enrolled in an automatic investment program and invest on a monthly basis, you will receive quarterly confirmations. Information about the tax status of income dividends and capital gains distributions will be mailed to shareholders early each year.

Financial reports for the Funds, which include a list of the Funds' portfolio holdings, will be mailed twice each year to all shareholders.

CHECKWRITING
Checkwriting privileges are available on the following Funds: Boston 1784 Tax-Free Money Market Fund, Boston 1784 U.S. Treasury Money Market Fund, Boston 1784 Prime Money Market Fund and Boston 1784 Short-Term Income Fund. Checks may be written for a minimum of $250 each check. Call 1-800-BKB-1784 for more information.

Please note that you may not use a check to close your account.



PROSPECTUS

PRICING OF FUND SHARES

Each Fund's net asset value per share or NAV is calculated on each day the New York Stock Exchange is open, except for Columbus Day and Veteran's Day. The NAV is the value of a single share of a Fund.

BOND FUNDS, TAX-EXEMPT INCOME FUNDS AND STOCK FUNDS
Each Fund's NAV is calculated at the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. The NAV is generally based on the market value of the securities held in the Fund. If market values are not available, the fair value of securities is determined using procedures that the Board of Trustees has approved.

Foreign securities are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade in their primary markets on weekends or other days when a Fund does not price its shares. Therefore, the NAV of a Fund holding foreign securities may change on days when shareholders will not be able to buy or sell their Fund shares.

MONEY MARKET FUNDS
The U.S. Treasury Money Market Fund, Institutional U.S. Treasury Money Market Fund and Institutional Prime Money Market Fund calculate NAV at 3:00 p.m. Eastern time (12 noon on days when the financial markets close early). The Tax-Free Money Market Fund and Prime Money Market Fund calculate NAV at 12 noon. In determining each Money Market Fund's NAV, securities are valued at amortized cost, which is approximately equal to market value.




DISTRIBUTIONS

As a Fund shareholder, you are entitled to your share of a Fund's net income and gains on its investments. Each Fund passes substantially all of its earnings along to its investors as distributions. When a Fund earns dividends from stocks and interest from bonds and other debt securities and distributes these earnings to shareholders, it is called a DIVIDEND DISTRIBUTION. A Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a CAPITAL GAIN DISTRIBUTION. Dividend distributions may be made several times a year, while capital gain distributions are generally made annually.

MONEY MARKET FUNDS

Your dividend distributions are declared each day, starting on the day you purchase your shares. They are paid to your account on the first business day of each month that you are a shareholder. You will not receive a dividend for the day on which you sell shares.

BOND FUNDS AND TAX-EXEMPT
INCOME FUNDS
Your dividend distributions are declared each day, starting the day after you purchase your shares, although they are paid to your account on the first business day of each month that you are a shareholder.

STOCK FUNDS
If you are a shareholder in the Asset Allocation Fund or Growth and Income Fund, your dividend distributions, if any, will be paid quarterly, generally on the last day of March, June, September and December.

If you are a shareholder in the Growth Fund, your dividend distributions, if any, will be paid semi-annually, generally on the last day of June and December.

If you are a shareholder in the International Equity Fund, your dividend distributions, if any, will be paid annually, generally on the last day of December.

ALL FUNDS
You will receive distributions from a Fund in additional shares of that Fund unless you choose to receive your distributions in cash. If you wish to change the way in which you receive distributions, you should call 1-800-BKB-1784 for instructions.

If you have elected to receive distributions in cash, and the postal or other delivery service returns your check to the Funds as undeliverable, you will not receive interest on amounts represented by the uncashed checks.

PROSPECTUS

FEDERAL TAX CONSIDERATIONS


Your investment in a Fund will have tax consequences that you should consider. Some of the more common federal tax consequences are described here, but you should consult your tax adviser about state and local taxes and your own particular situation.

TAXES ON DISTRIBUTIONS
You will generally have to pay federal income tax on all Fund distributions except certain dividend distributions from the Tax-Exempt Funds and the Tax-Free Money Market Fund. Your distributions will be taxed in the same manner whether you receive the distributions in cash or additional shares of a Fund. Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. The rate of tax generally will depend on how long the Fund held the securities on which it realized the gains. All other distributions, including distributions from short-term capital gains, generally will be taxed as ordinary income.


The Money Market Funds (other than the Tax-Free Money Market Fund) and the Bond Funds expect that their distributions will consist primarily of ordinary income. The Growth Fund, Growth and Income Fund and International Equity Fund expect that their distributions will consist primarily of net long-term capital gains.


The Tax-Exempt Funds and the Tax-Free Money Market Fund may make distributions called "exempt-interest dividends" that are exempt from federal income tax. Exempt-interest dividends will not necessarily be exempt from state and local income taxes. These Funds may also make taxable distributions (including all capital gains distributions). Generally, you are required to report all Fund distributions, including exempt-interest dividends, on your federal income tax return.

TAXES ON SALES OR EXCHANGES
If you sell your shares of a Fund (including a Tax-Exempt Fund), or exchange them for shares of another Fund, generally you will be subject to tax on any taxable gain. Your taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep your account statements so that you or your tax preparer will be able to determine whether a sale or exchange will result in a taxable gain.


"BUYING A DIVIDEND"
If you buy shares in a Stock Fund just before the Fund makes any distribution, or if you buy shares in any Bond Fund or Tax-Exempt Fund just prior to a capital gain distribution, you will receive some of the purchase price back in the form of a taxable distribution.


LOAN INTEREST
If you borrow money to purchase or hold shares of a Tax-Exempt Fund or the Tax-Free Money Market Fund, interest on your loan will not be deductible.

TAX WITHHOLDING
If you are not a U.S. citizen or resident, or if you are subject to "backup withholding," the Funds may be required to withhold a portion of your distributions and, in some cases, redemption proceeds as a payment of federal income tax.




PROSPECTUS

MORE ABOUT BOSTON 1784 FUNDS


-------------------------------------------------------------------------------
 MONEY MARKET FUNDS
-------------------------------------------------------------------------------
Boston 1784 Funds currently offer five Money Market Funds:
[bullet] BOSTON 1784 TAX-FREE MONEY MARKET FUND

[bullet] BOSTON 1784 U.S. TREASURY MONEY MARKET FUND

[bullet] BOSTON 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND

[bullet] BOSTON 1784 PRIME MONEY MARKET FUND

[bullet] BOSTON 1784 INSTITUTIONAL PRIME MONEY MARKET FUND


PRINCIPAL INVESTMENT STRATEGIES


The principal investment strategies of the Money Market Funds are described below. These are the strategies that, in the opinion of the Adviser, are most likely to be important in trying to achieve each Fund's investment objective. Of course, there can be no assurance that any Fund will achieve its investment objective. Please note that each Fund may also use strategies and invest in securities that are not described below, but which are described in the Statement of Additional Information. A Fund is not required to use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the Statement of Additional Information.



   WHAT ARE MONEY MARKET INSTRUMENTS?
   A MONEY MARKET INSTRUMENT is a short-term IOU issued by banks or other U.S. corporations, or the U.S. government or state or local governments. Money market instruments have maturity dates of 13 months or less. Money market instruments may include certificates of deposit, bankers' acceptances, variable rate demand notes, fixed-term obligations, commercial paper, asset-backed commercial paper and repurchase agreements.


Each Money Market Fund has specific investment policies and procedures designed to maintain a constant net asset value of $1.00 per share. Each Fund complies with industry regulations that apply to money market funds. These regulations require that each Fund's investments mature or be deemed to mature within 397 days from the date purchased and that the average maturity of each Fund's investments (on a dollar-weighted basis) be 90 days or less. In addition, all of the Funds' investments must be in U.S. dollar-denominated high quality securities which have been determined by the Adviser to present minimal credit risks. Investments in high quality, short-term securities such as money market instruments may, in many circumstances, result in a lower yield than would be available from investments in securities with a lower quality or a longer term.

Each Money Market Fund may invest more than 25% of its assets in money market instruments issued by banks, including foreign branches of U.S. banks and U.S. branches of foreign banks, and in U.S. government obligations. The Tax-Free Money Market Fund may also invest more than 25% of its assets in tax-exempt securities issued by governments or political subdivisions of governments.

TAX-FREE MONEY MARKET FUND
The TAX-FREE MONEY MARKET FUND invests primarily in short-term municipal money market instruments that are issued by states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities. These securities pay interest that is exempt from federal income tax, including the alternative minimum tax.

The Fund attempts to generate a relatively high tax-exempt yield by investing in municipal money market instruments that are issued in states that have little or no income tax. The Fund invests in both "general obligation" securities, which are backed by the full faith, credit and taxing power of the issuers and in "revenue" securities, which are payable only from revenues from a specific project or another specific revenue source. Normally, at least 80% of the Fund's net assets are invested in these municipal money market instruments.


The Fund may also invest in taxable money market instruments and repurchase agreements, particularly if the after-tax return on those securities is greater than the return on municipal money market instruments. Under normal circumstances, not more than 20% of the Fund's assets are invested in taxable instruments.


U.S. TREASURY MONEY MARKET FUND
AND INSTITUTIONAL U.S. TREASURY
MONEY MARKET FUND
The U.S. TREASURY MONEY MARKET FUND and INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND invest primarily in money market instruments issued by the U.S. Treasury, including bills, notes and bonds, and repurchase agreements secured by U.S. Treasury securities. Under normal circumstances, at least 65% of the Funds' assets are invested in these securities. The Funds invest the rest of their assets in U.S. government obligations issued by agencies or instrumentalities, including mortgage-backed securities.

PROSPECTUS

When selecting securities for these Funds, the portfolio managers use a "top-down" approach, looking first at general economic factors and market conditions, then at individual securities. The portfolio managers look for value while adhering to the credit and other restrictions on money market funds.

ALTHOUGH THE FUNDS INVEST IN U.S. GOVERNMENT OBLIGATIONS, AN INVESTMENT IN THE FUNDS IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

PRIME MONEY MARKET FUND AND INSTITUTIONAL PRIME MONEY MARKET FUND
The PRIME MONEY MARKET FUND and INSTITUTIONAL PRIME MONEY MARKET FUND invest primarily in a variety of high quality money market instruments.

The portfolio managers employ a "top-down" approach when selecting securities for these Funds, looking for value while adhering to the quality and other restrictions on money market funds.


   WHAT IS A "TOP-DOWN" APPROACH?
   Managers of mutual funds use different styles when selecting securities to purchase. When using a "TOP-DOWN" APPROACH, the portfolio manager looks first at broad market factors and, on the basis of those market factors, chooses certain sectors or industries within the overall market. The manager then looks at individual companies within those sectors or industries.

PORTFOLIO MANAGERS OF BOSTON 1784 MONEY MARKET FUNDS
DAVID H. THOMPSON, Director of Fund Management, and GUY C. HOLBROOK, Fund Manager, have been co-managers of the Tax-Free Money Market Fund since 1998. Mr. Thompson, who has more than 28 years of experience in investment management, research analysis and securities trading, has been Director of Fund Management at BankBoston since 1985. Mr. Holbrook, who has ten years of investment management experience, was a Research Analyst and Bond Trader at Scudder Kemper Investments from 1992 to 1998. He joined BankBoston as a Fund Manager in 1998.

EMMETT M. WRIGHT, Senior Fund Manager, has been the manager of the U.S. Treasury Money Market Fund and the Institutional U.S. Treasury Money Market Fund since they began operations. Mr. Wright, who has more than seven years of investment management and research analysis experience, was an Associate Fund Manager at BankBoston from 1993 to 1994 and has been a Fund Manager at BankBoston since 1994.

LISA W. LEBOEUF, Fund Manager, has been a co-manager of the U.S. Treasury Money Market Fund and the Institutional U.S. Treasury Money Market Fund since January 1997. Ms. LeBoeuf, who has eight years experience in investment management, has been with BankBoston since 1978.

MARY K. WERLER, Senior Fund Manager, and LISA W. LEBOEUF, Fund Manager, have been co-managers of the Prime Money Market Fund since December 1996 and co-managers of the Institutional Prime Money Market Fund since it began operations in November 1997. Ms. Werler, who has more than 12 years of investment management experience, has been a Fund Manager at BankBoston since 1993. From 1987 to 1993, Ms. Werler was an Associate Portfolio Manager with Keystone Investment Co. Ms. LeBoeuf's investment experience is described above.


------------------------------------------------------------------------------
 BOND FUNDS
------------------------------------------------------------------------------
Boston 1784 Funds currently offer three Bond Funds:

[bullet] BOSTON 1784 SHORT-TERM INCOME FUND

[bullet] BOSTON 1784 INCOME FUND

[bullet] BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND


PRINCIPAL INVESTMENT STRATEGIES

The principal investment strategies of the Bond Funds are described below. These are the strategies that, in the opinion of the Adviser, are most likely to be important in trying to achieve each Fund's investment objective. Of course, there can be no assurance that any Fund will achieve its investment objective. Please note that each Fund may also use strategies and invest in securities that are not described below, but which are described in the Statement of Additional Information. A Fund is not required to use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the Statement of Additional Information.

Investors should note that during periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, each Fund may invest without limit in cash and U.S. dollar-denominated high quality money market instruments and other short-term securities. These investments may result in a lower yield than would be available from investments with a lower quality or longer term and may prevent a Fund from achieving its investment objective.

Each Fund is actively managed and the portfolio managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading securities may produce capital gains, which are taxable to shareholders

PROSPECTUS
when distributed. Active trading may also increase the amount of mark-ups and fees that the Fund pays to broker-dealers when it buys and sells securities. The "Financial Highlights" section of this Prospectus shows each Fund's historical portfolio turnover rate.

   WHAT ARE MORTGAGE-BACKED SECURITIES?
   Home mortgage loans are typically grouped together into "POOLS" by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. When homeowners make interest and principal payments, these payments are passed on to the investors in the pool. Most of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations--familiarly called "GINNIE MAE," "FANNIE MAE" and "FREDDIE MAC."

SHORT-TERM INCOME FUND
AND INCOME FUND
The SHORT-TERM INCOME FUND and INCOME FUND invest primarily in debt securities, such as U.S. government obligations, corporate bonds, notes, mortgage- and asset-backed securities, and taxable municipal securities. Under normal circumstances, at least 80% of each Fund's assets are invested in these securities. Both Funds may invest up to 30% of their assets in securities of foreign issuers, including Yankee bonds, which are dollar-denominated bonds issued in the U.S. by foreign borrowers, and issuers in developing countries.


The SHORT-TERM INCOME FUND and INCOME FUND generally invest in investment grade securities. Under normal circumstances, the Funds expect to invest at least 65% of their assets in securities rated A or better by Standard & Poor's or Moody's or of comparable quality as determined by the Adviser. The Funds' portfolios may also include lower rated investment grade securities, securities that were investment grade when purchased by a Fund but have since been down-graded, and securities that are not investment grade at the time of purchase but that the portfolio managers believe will be up-graded to investment grade. The ratings are described in the Statement of Additional Information. Higher quality securities tend to have lower yields than lower quality securities.


When managing the SHORT-TERM INCOME FUND, the portfolio manager's emphasis is on keeping fluctuations in the price of Fund shares at a minimum. For this reason, the Fund's average weighted maturity is normally expected to be not more than three years and the Fund generally maintains an average maturity of between 1.8 years and 2.3 years. Short-term debt securities tend to fluctuate less in price, but also tend to have lower yields, than longer-term securities of comparable quality. However, the Fund is not a money market fund and the price of its shares will fluctuate.

The portfolio managers of the SHORT-TERM INCOME FUND and INCOME FUND use a "top-down" approach to select securities. They review economic outlook, inflation expectation and interest rates to help identify sector weightings and define maturity and duration selection before choosing individual securities. The portfolio managers look at the diversification of the portfolios, and the marketability and liquidity of the individual securities they select. Although the Funds are actively managed, the portfolio managers attempt to manage the Funds so as to minimize capital gains distributions.

The INCOME FUND'S average weighted maturity is expected to be from seven to thirty years under normal circumstances. While longer-term securities tend to have higher yields than short-term securities, their prices tend to fluctuate more as a result of interest rate changes and other factors.


U.S. GOVERNMENT MEDIUM-TERM INCOME FUND
The U.S. GOVERNMENT MEDIUM-TERM INCOME FUND invests primarily in U.S. government obligations and repurchase agreements secured by U.S. government obligations. Under normal circumstances, at least 65% of the Fund's assets are invested in these securities.


The Fund invests in both U.S. Treasury obligations and obligations such as mortgage-backed securities issued or guaranteed by the U.S. government or its agencies. The Fund also invests in non-government agency mortgage- and asset-backed securities. ALTHOUGH THE FUND INVESTS PRIMARILY IN U.S. GOVERNMENT OBLIGATIONS, AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.


When selecting securities for the Fund, the portfolio managers use a "top-down" economic analysis to determine economic outlook, and the direction in which inflation and interest rates are expected to move, before selecting individual securities for the Fund. The portfolio managers also analyze the yield curve under multiple market conditions to help define maturity and duration selection.

The Fund's average weighted maturity is normally expected to be from three to ten years.

PROSPECTUS

PORTFOLIO MANAGERS OF BOSTON 1784 BOND FUNDS
MARY K. WERLER, Senior Fund Manager, has been the manager of the Short-Term Income Fund since the Fund began operations in July 1994. Ms. Werler, who has more than 12 years of investment management experience, has been a Fund Manager at BankBoston since 1993. From 1987 to 1993, Ms. Werler was an Associate Portfolio Manager with Keystone Investment Co.

EMMETT M. WRIGHT, Senior Fund Manager, and CARL W. PAPPO, Fund Manager, have been co-managers of the U.S. Government Medium-Term Income Fund and the Income Fund since April 1999. Mr. Wright, who has more than seven years of investment management and research analysis experience, was an Associate Fund Manager at BankBoston from 1993 to 1994 and has been a Fund Manager at BankBoston since 1994. He has been the manager of the U.S. Government Medium-Term Income Fund and a manager of the Income Fund since September 1995. Mr. Pappo, who has six years investment management experience, traded fixed income securities at BayBank Investment Management prior to joining the BankBoston investment management team.



-------------------------------------------------------------------------------
 TAX-EXEMPT INCOME FUNDS
-------------------------------------------------------------------------------
Boston 1784 Funds currently offer five Tax-Exempt Income Funds:

[bullet] BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND

[bullet] BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND

[bullet] BOSTON 1784 FLORIDA TAX-EXEMPT INCOME FUND

[bullet] BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND

[bullet] BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND


PRINCIPAL INVESTMENT STRATEGIES


The principal investment strategies of the Tax-Exempt Income Funds are described below. These are the strategies that, in the opinion of the Adviser, are most likely to be important in trying to achieve each Fund's investment objective. Of course, there can be no assurance that any Fund will achieve its investment objective. Please note that each Fund may also use strategies and invest in securities that are not described below, but which are described in the Statement of Additional Information. A Fund is not required to use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the Statement of Additional Information.


Each Tax-Exempt Income Fund invests primarily in municipal securities. The Funds may invest in "general obligation" bonds, which are backed by the full faith, credit and taxing power of the issuer, and in "revenue" bonds, which are payable only from the revenues generated by a specific project or another specific revenue source. The Funds may also invest in limited amounts in other mutual funds or investment companies that invest primarily in municipal securities.

Each of the Tax-Exempt Income Funds also may invest in debt securities that pay interest that is not exempt from federal or state taxes or is subject to the alternative minimum tax, such as U.S. government obligations, corporate bonds, bank obligations, money market instruments, commercial paper and repurchase agreements. Under normal circumstances, not more than 20% of each Fund's assets are invested in these securities.

Each of the Tax-Exempt Income Funds invests in investment grade securities, which means that they are considered to have a medium to high probability of being paid. However, all of these securities, and especially those in the lowest categories of investment grade in which the Funds may invest, have credit risk. In adverse economic or other circumstances, issuers of these lower graded securities are more likely to have difficulty making principal and interest payments than issuers of higher grade securities. For this reason, the Tax-Exempt Income Funds generally look for securities rated A or better. In addition, some of the bonds held in the Funds may be covered by municipal bond insurance, in which case an insurer may make principal and interest payments on the securities if the issuer fails to do so.

Each of the Tax-Exempt Income Funds may, from time to time, invest as a hedging strategy in a limited amount of futures contracts or options on futures contracts. The Funds may only use futures contracts and options on futures contracts, commonly referred to as derivatives, in an effort to offset unfavorable changes in the value of securities held by the Funds for investment purposes.

Investors should note that during periods of unusual economic or market conditions, or for temporary defensive purposes or liquidity, each Fund may invest without limit in cash and U.S. dollar-denominated high quality money market and short-term instruments. These investments may result in a lower yield than would be available from investments with a lower quality or longer term, and more taxable income, and may prevent a Fund from achieving its investment objective.

Each of the Tax-Exempt Income Funds is actively managed, although the portfolio managers attempt to minimize portfolio

PROSPECTUS
turnover. However, it is possible that a Fund's annual portfolio turnover rate could exceed 100%. Trading securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of mark-ups and fees that the Fund pays to broker-dealers when it buys and sells securities. The "Financial Highlights" section of this Prospectus shows each Fund's historical portfolio turnover rate.

TAX-EXEMPT MEDIUM-TERM INCOME FUND
The TAX-EXEMPT MEDIUM-TERM INCOME FUND invests primarily in municipal securities. Unlike the other Boston 1784 Tax-Exempt Income Funds, this Fund does not invest primarily in the securities of a particular state, but instead invests in a broadly diversified portfolio. Under normal circumstances, at least 80% of the Fund's net assets are invested in municipal securities or in mutual funds or other investment companies that invest in municipal securities. The Fund's average weighted maturity is normally expected to be from five to ten years.

When selecting securities for the Tax-Exempt Medium-Term Income Fund, the portfolio managers seek to maximize current income while achieving a competitive total rate of return. The portfolio managers evaluate the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity, interest rate, taxability and portfolio diversification. The portfolio managers conduct research on potential and current securities holdings in the Funds to determine whether a Fund should purchase or retain the asset. This is a continuing process, the focus of which changes according to market conditions, the availability of various permitted investments, and cash flows both into and out of the Fund. The portfolio managers seek to diversify the assets held in the Fund among various issuers, industry sectors and bond structures.

CONNECTICUT TAX-EXEMPT INCOME FUND, FLORIDA TAX-EXEMPT INCOME FUND, MASSACHUSETTS TAX-EXEMPT INCOME FUND AND RHODE ISLAND TAX-EXEMPT INCOME FUND

The CONNECTICUT TAX-EXEMPT INCOME FUND, FLORIDA TAX-EXEMPT INCOME FUND, MASSACHUSETTS TAX-EXEMPT INCOME FUND and RHODE ISLAND TAX-EXEMPT INCOME FUND invest primarily in state municipal securities. State municipal securities pay interest that is exempt from that state's personal income tax or, in Florida, the securities are exempt from Florida's intangible personal property tax. Each of these Funds also may invest in municipal securities that pay interest that is not exempt from state income tax. Under normal circumstances, at least 80% of each Fund's net assets are invested in municipal securities, or in mutual funds or other investment companies that invest in municipal securities, and at least 65% of each Fund's assets are invested in state municipal securities. Each Fund's average weighted maturity is expected to be from five to ten years under normal circumstances.

The Connecticut Tax-Exempt Income Fund, Florida Tax-Exempt Income Fund, Massachusetts Tax-Exempt Income Fund and Rhode Island Tax-Exempt Income Fund are non-diversified, which means that they may invest a relatively high percentage of their assets in the obligations of a limited number of issuers. As a result, each Fund may be more susceptible to any single economic, political or regulatory occurrence. Each Fund is particularly susceptible to events affecting issuers in its particular state.

When selecting securities for these Funds, the portfolio managers evaluate the suitability of available bonds according to such factors as creditworthiness, maturity, liquidity, interest rate, taxability and portfolio diversification. The portfolio managers conduct research on potential and current securities holdings in the Funds to determine whether a Fund should purchase or retain the asset. This is a continuing process, the focus of which changes according to market conditions, the availability of various permitted investments, and cash flows both into and out of the Funds. The portfolio managers seek to diversify the assets held in the Funds among various issuers, industry sectors and bond structures.

PORTFOLIO MANAGERS OF BOSTON 1784 TAX-EXEMPT INCOME FUNDS
DAVID H. THOMPSON, Director of Fund Management, has been the manager of the Tax-Exempt Medium-Term Income Fund since the Fund began operations in June 1993 and the manager of the Connecticut Tax-Exempt Income Fund and the Rhode Island Tax-Exempt Income Fund since September 1995. Mr. Thompson, who has more than 28 years of experience in investment management, research analysis and securities trading, has been the Director of Fund Management at BankBoston since 1985.

GUY C. HOLBROOK, Fund Manager, has been a co-manager of the Tax-Exempt Medium-Term Income Fund, Connecticut Tax-Exempt Income Fund and Rhode Island Tax-Exempt Income Fund since April 1999. Mr. Holbrook, who has ten years of



PROSPECTUS
investment management experience, was a Research Analyst and Bond Trader at Scudder Kemper Investments from 1992 to 1998. He joined BankBoston as a Fund Manager in 1998.

DAVID H. THOMPSON, Director of Fund Management, and SUSAN A. SANDERSON, Senior Fund Manager, have been the co-managers of the Florida Tax-Exempt Income Fund since the Fund began operations in June 1997. Mr. Thompson's investment experience is described above. Ms. Sanderson, who has more than 16 years of experience in investment management and securities trading, has been a Fund Manager at BankBoston since 1991.

SUSAN A. SANDERSON, Senior Fund Manager, has been the manager of the Massachusetts Tax-Exempt Income Fund since the Fund began operations in June 1993. Ms. Sanderson's investment experience is described above.



-------------------------------------------------------------------------------
 STOCK FUNDS
-------------------------------------------------------------------------------
Boston 1784 Funds currently offer four Stock Funds:

[bullet] BOSTON 1784 ASSET ALLOCATION FUND

[bullet] BOSTON 1784 GROWTH AND INCOME FUND

[bullet] BOSTON 1784 GROWTH FUND

[bullet] BOSTON 1784 INTERNATIONAL EQUITY FUND


PRINCIPAL INVESTMENT STRATEGIES

The principal investment strategies used by the Stock Funds are described below. These are the strategies that, in the opinion of the Adviser, are most likely to be important in trying to achieve each Fund's investment objective. Of course, there can be no assurance that any Fund will achieve its investment objective. Please note that each Fund may also use strategies and invest in securities that are not described below, but which are described in the Statement of Additional Information. A Fund is not required to use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the Statement of Additional Information.

Investors should note that during periods of unusual economic or market conditions, or for temporary defensive purposes or liquidity, each Fund may invest without limit in cash and U.S. dollar-denominated high quality money market and short-term instruments. Because these investments may result in a lower yield than would be available from investments with a lower quality or longer term and do not have the potential for capital appreciation that equity securities have, they may prevent a Fund from achieving its investment objective.

Each of the Stock Funds is actively managed, although the portfolio managers attempt to minimize portfolio turnover. However, from time to time, a Fund's annual portfolio turnover rate may exceed 100%. The sale of securities may produce capital gains, which, when distributed, are taxable to shareholders. Active trading may also increase the amount of commissions or mark-ups the Fund pays to broker-dealers when the Fund buys and sells securities. The "Financial Highlights" section of this Prospectus shows each Fund's historical portfolio turnover rate.

ASSET ALLOCATION FUND
The ASSET ALLOCATION FUND allocates its assets between equity securities, debt securities and short-term or money market instruments. Normally, 30% to 70% of the Fund's assets are invested in equity securities, 30% to 60% are invested in intermediate- and long-term debt securities, and 0% to 40% are invested in short-term debt securities or money market instruments. The portfolio managers determine the mix of investments between equity and debt securities based on current economic and market conditions and the underlying value of the securities.


The equity portion of the Fund is primarily invested in the stocks of large U.S. companies that the portfolio managers believe offer the prospect for above-average earnings growth and are available at reasonable prices. From time to time, the Fund may also invest in mid-sized U.S. companies and in large, multi-national companies based outside of the U.S. In addition to common stock, the Fund's equity securities may include warrants to purchase common stock, debt securities convertible into common stock, convertible and non-convertible preferred stock and depositary receipts.


When selecting equity securities for the Fund, the portfolio managers place particular emphasis on industry selection, seeking stocks in industries that are outperforming the market, and may overweight the portfolio relative to the S&P 500 in these industries. The Fund may similarly be underweighted relative to the S&P 500 in certain industries.


When selecting debt securities for the Fund, the portfolio managers use a "top-down" approach, first performing a broad economic analysis, then identifying sectors believed likely to outperform the market over a particular holding period, and then selecting individual securities. The Fund's debt securities include investment grade corporate debt securities and debt obligations issued or guaranteed as to the payment of principal and interest by the U.S. government or by foreign governments. The Fund may also invest in mortgage-backed and asset-backed securities rated A or better by Standard & Poor's or Moody's or of comparable quality as determined by the Adviser.


PROSPECTUS

The Fund will use short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying degrees as a risk management tool.


GROWTH AND INCOME FUND
AND GROWTH FUND
The GROWTH AND INCOME FUND and the GROWTH FUND invest primarily in common stock (including depositary receipts) of U.S. and foreign issuers. Typically, it is expected that 80-90% or more of the Funds' assets will be invested in these securities, although the Funds may invest up to 35% of their assets in other securities such as convertible and non-convertible debt securities, preferred stock, warrants, and money market instruments.


The GROWTH AND INCOME FUND emphasizes the stock of U.S. companies with market capitalizations of at least $1 billion. The portfolio managers may also select stocks in smaller U.S. companies, and may invest up to 25% of the Fund's assets in securities of foreign companies, including smaller companies and companies in developing markets. The portfolio managers look for high quality growth companies with strong potential for revenue and earnings increases.

The GROWTH FUND emphasizes securities of U.S. companies with a market capitalization of at least $250 million that the portfolio managers believe have above-average growth potential. The Fund also may invest in securities of smaller, lesser-known companies and may invest up to 25% of its assets in securities of foreign companies, including companies in developing countries. While some of the Fund's investments may pay dividends, current income is not a consideration when selecting investments.

The portfolio managers of the GROWTH AND INCOME FUND and GROWTH FUND use a "bottom-up" approach when selecting securities for the Funds. They look for companies that they believe are in dynamic high growth sectors of the world economy, and that are thought to have dominant or strong competitive positions within their sectors. They also look for companies thought to have quality management and that are expected to have strong earnings growth potential. When looking for companies with a higher growth rate than the general market, the Funds may invest in securities with a higher price-earnings ratio than the general market. However, if the anticipated growth does not occur, the prices of securities of these companies can fall significantly.




   WHAT IS A "BOTTOM-UP" APPROACH?
   When portfolio managers use a "BOTTOM-UP" APPROACH, they look primarily at individual companies against the context of broader market factors.



Both the GROWTH AND INCOME FUND and GROWTH FUND may engage in foreign currency hedging transactions in an attempt to minimize the effects of currency fluctuations on the Fund. If a Fund does use hedging transactions, it may not be successful or the hedging transactions may cause the Fund to be unable to take advantage of a favorable change in the value of foreign currencies.

INTERNATIONAL EQUITY FUND
The INTERNATIONAL EQUITY FUND invests primarily in equity securities of foreign issuers, including securities of issuers in developing countries.

The Fund's portfolio is diversified as to both country and industry exposure in an attempt to limit the impact of an economic downturn in any particular country or industry sector. However, the Fund is not restricted in the percentage of its assets that it may invest in one particular country or region, and from time to time it may invest a substantial portion of its assets in one or more countries or regions. The Fund emphasizes equity securities of issuers with market capitalizations of at least $100 million that the portfolio managers believe are financially sound, have a track record of growth in earnings and have above-average growth potential.

The portfolio managers screen a large universe of securities as potential investments and then identify companies with suitable market capitalization, liquidity and balance sheet structure whose earnings growth rates have exceeded national averages. The portfolio is then structured to reflect the relative attractiveness of the economies of various countries, and to provide industry diversification. While some of the Fund's investments may pay dividends, current income is not a consideration when selecting investments.

The Fund may engage in foreign currency hedging transactions in an attempt to minimize the effects of currency fluctuations on the Fund. If the Fund does use hedging transactions, it may not be successful or the hedging transactions may cause the Fund to be unable to take advantage of a favorable change in the value of foreign currencies. The Fund may also invest in convertible and non-convertible bonds and other debt securities and money market instruments.

PROSPECTUS

The costs of foreign investing, such as the costs of maintaining custody of securities in foreign countries, frequently are higher than those involved in U.S. investing. As a result, the operating expense ratios of the Fund may be higher than those of investment companies investing only in U.S. securities.

PORTFOLIO MANAGERS OF THE
BOSTON 1784 STOCK FUNDS
EMMETT M. WRIGHT, Senior Fund Manager, and MICHAEL PELOSI, Senior Fund Manager, have been co-managers of the Asset Allocation Fund since October 1997. Mr. Wright, who has more than seven years of investment management and research analysis experience, was an Associate Fund Manager at BankBoston from 1993 to 1994 and has been a Fund Manager at BankBoston since 1994. Mr. Pelosi, who has more than 16 years experience in investment management, research analysis and securities trading at BankBoston, has been a Portfolio Manager since 1988.

EUGENE D. TAKACH, Senior Fund Manager, and THEODORE E. OBER, Senior Fund Manager, have been the co-managers of the Growth and Income Fund and the Growth Fund since the Funds began operations. Mr. Takach, who has more than 30 years experience in investment management, research analysis and securities trading, has been a Portfolio Manager at BankBoston since 1971. Mr. Ober, who has more than eleven years experience in investment management and research analysis, has been a Research Analyst, Fund Manager and Senior Fund Manager at BankBoston since 1987.

KENTON J. IDE, Director of Investments for BankBoston's Private Bank, and WILLIAM S. STACK, a Director at Kleinwort Benson Investment Management Americas Inc., currently co-manage the International Equity Fund. Mr. Ide, who has more than 20 years experience in investment management and research analysis, has been with BankBoston since early 1993. He has been a co-manager of the International Equity Fund since 1995. From 1983 to 1993, Mr. Ide was a Senior Vice President with the Private Client Group of Boston Safe Deposit and Trust Company. Mr. Stack, who has more than 25 years of experience managing domestic and international equities, has been with Kleinwort since 1996. He is also a Senior Managing Director of Dresdner RCM Global Investors LLC (an affiliate of Kleinwort), with which he has been associated since 1994 and is a member of its Board of Directors.



PROSPECTUS

MANAGEMENT

INVESTMENT ADVISER
BankBoston is the investment adviser of each Fund and, subject to policies set by the Trustees, makes investment decisions. BankBoston is the successor to a bank chartered in 1784 and offers a wide range of banking and investment services to customers throughout the world. BankBoston has been providing asset management services since 1890. The Private Bank Division of BankBoston is the investment management group within BankBoston that advises the Funds. As of July 31, 1999, BankBoston's Private Bank was responsible for the investment management of approximately $30 billion of individual, institutional, endowment and corporate assets, including nearly $9.8 billion in assets of the Funds, in money market, equity, and fixed income securities. BankBoston's Private Bank has earned national recognition and respect as an investment manager. BankBoston's legal name is BankBoston, National Association and its address is 100 Federal Street, Boston, Massachusetts 02110.

On March 14, 1999, BankBoston Corporation, the parent company of BankBoston, and Fleet Financial Group, Inc. entered into an Agreement and Plan of Merger under which BankBoston Corporation will be merged with Fleet Financial Group, subject to certain conditions. After the merger, which is expected to be effective by the last quarter of 1999, BankBoston will be a subsidiary of the merged company.

Kleinwort Benson Investment Management Americas Inc. ("Kleinwort") serves as co-investment adviser to the International Equity Fund with BankBoston. Investment decisions are joint. Kleinwort, 4 Embarcadero Center, San Francisco, California 94111, is a U.S.-based investment adviser which is indirectly owned by Dresdner Bank AG. Since it began operations in 1980, Kleinwort has managed investment accounts, primarily for institutions in North America, comprised of equity, fixed income and balanced portfolios. Kleinwort and its affiliates manage approximately $68 billion of assets.




MANAGEMENT FEES
The following chart shows the investment management fees paid by each Fund during the last fiscal year.


-------------------------------------------------------------------------------
MANAGEMENT FEES PAID
(expressed as a percentage of average net assets)
-------------------------------------------------------------------------------

Tax-Free Money Market Fund                            .40%
U.S. Treasury Money Market Fund                       .33
Institutional U.S. Treasury Money Market Fund         .20
Prime Money Market Fund                               .32
Institutional Prime Money Market Fund                 .15
Short-Term Income Fund                                .50
Income Fund                                           .68
U.S. Government Medium-Term Income Fund               .67
Tax-Exempt Medium-Term Income Fund                    .68
Connecticut Tax-Exempt Income Fund                    .67
Florida Tax-Exempt Income Fund                        .65
Massachusetts Tax-Exempt Income Fund                  .67
Rhode Island Tax-Exempt Income Fund                   .66
Asset Allocation Fund                                 .74
Growth and Income Fund                                .74
Growth Fund                                           .74
International Equity Fund                            1.00


BankBoston waives its investment management fees, if necessary, to limit the total operating expenses of a Fund to a specified level. BankBoston also may contribute to the Funds from time to time to help them maintain competitive expense ratios. These arrangements are voluntary and may be terminated at any time. The fees without waivers are shown in the fee tables.



PROSPECTUS

YEAR 2000
Boston 1784 Funds have been working to prepare for the Year 2000 transition and have taken steps to provide seamless processing for all systems and applications utilized by the Funds' service providers. We have sought and received assurances from each service provider that their computer systems have been remediated for Year 2000. We are continuing to monitor the progress of these service providers with respect to the testing of modified systems, and have sought and received assurances that such testing confirms Year 2000 readiness.

While we have received such assurances, the Funds and their shareholders may experience losses if these assurances prove to be incorrect. Losses could also arise as a result of Year 2000 computer difficulties experienced by third parties, such as banks and broker-dealers or securities exchanges with which the Funds do business.

An additional Year 2000 consideration is the readiness of the companies in which Boston 1784 Funds have invested. The Year 2000, like any other market influence, could quite possibly impact Fund performance adversely. Boston 1784 Funds' portfolio managers consider the Year 2000 transition, like any other factor, in making investment decisions.

It is important to understand that Boston 1784 Funds cannot warrant or guarantee the Year 2000 readiness of any third party.

PROSPECTUS

DISTRIBUTION ARRANGEMENTS


Boston 1784 Funds do not charge any sales loads, deferred sales loads or other fees when you purchase shares.


Each Fund, other than the Money Market Funds, has adopted a plan under rule 12b-1. The plan allows a Fund to use part of the Fund's assets (up to .25% of its average daily net assets) for the sale and distribution of its shares, including advertising, marketing and other promotional activities. Because these fees are paid out of Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Funds' Distributor currently waives these fees on a voluntary basis. This fee waiver may be terminated in whole or in part at any time.



PROSPECTUS

FINANCIAL HIGHLIGHTS


THE FINANCIAL HIGHLIGHTS TABLE IS INTENDED TO HELP YOU UNDERSTAND A FUND'S FINANCIAL PERFORMANCE FOR THE PAST 5 YEARS (OR, IF SHORTER, THE PERIOD OF THE FUND'S OPERATIONS). CERTAIN INFORMATION REFLECTS FINANCIAL RESULTS FOR A SINGLE FUND SHARE. THE TOTAL RETURNS IN THE TABLE REPRESENT THE RATE THAT AN INVESTOR WOULD HAVE EARNED (OR LOST) ON AN INVESTMENT IN EACH FUND (ASSUMING REINVESTMENT OF ALL DISTRIBUTIONS). THIS INFORMATION HAS BEEN AUDITED BY PRICEWATERHOUSECOOPERS LLP, INDEPENDENT ACCOUNTANTS, WHOSE REPORT, ALONG WITH THE FUNDS' FINANCIAL STATEMENTS, ARE INCLUDED IN THE FUNDS' ANNUAL REPORTS, WHICH ARE AVAILABLE UPON REQUEST.

-----------------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
                                NET                         NET               NET                 RATIO      RATIO OF  RATIO OF NET
                               ASSET         DISTRIBUTIONS ASSET             ASSETS     RATIO    OF NET    EXPENSES TO   INCOME TO
                               VALUE     NET   FROM NET    VALUE              END    OF EXPENSES INCOME    AVERAGE NET  AVERAGE NET
                               BEGIN-  INVEST-  INVEST-     END               OF         TO        TO         ASSETS       ASSETS
                                NING     MENT    MENT       OF      TOTAL    PERIOD    AVERAGE   AVERAGE   (EXCLUDING)  (EXCLUDING
                             OF PERIOD INCOME   INCOME     PERIOD   RETURN    (000)  NET ASSETS NET ASSETS   WAIVERS)     WAIVERS)
-----------------------------------------------------------------------------------------------------------------------------------


BOSTON 1784 TAX-FREE MONEY MARKET FUND
For the year ended
  May 31, 1999                 $1.00     0.03    (0.03)    $1.00    3.01%  $  969,380    0.51%     2.97%       0.51%        2.97%
For the year ended
  May 31, 1998                 $1.00     0.03    (0.03)    $1.00    3.33%  $1,007,724    0.53%     3.28%       0.53%        3.28%
For the year ended
  May 31, 1997                 $1.00     0.03    (0.03)    $1.00    3.22%  $  845,612    0.54%     3.17%       0.56%        3.15%
For the year ended
  May 31, 1996                 $1.00     0.03    (0.03)    $1.00    3.55%  $  549,628    0.54%     3.49%       0.60%        3.43%
For the year ended
  May 31, 1995                 $1.00     0.03    (0.03)    $1.00    3.29%  $  539,412    0.50%     3.28%       0.61%        3.17%

-----------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 U.S. TREASURY MONEY MARKET FUND
For the year ended
  May 31, 1999                $1.00     0.04    (0.04)    $1.00    4.55%   $  390,775    0.65%     4.45%       0.72%        4.38%
For the year ended
  May 31, 1998                $1.00     0.05    (0.05)    $1.00    5.02%   $  372,657    0.65%     4.91%       0.70%        4.86%
For the year ended
  May 31, 1997                $1.00     0.05    (0.05)    $1.00    4.86%   $  390,294    0.64%     4.76%       0.72%        4.68%
For the year ended
  May 31, 1996                $1.00     0.05    (0.05)    $1.00    5.16%   $   78,999    0.64%     5.02%       0.75%        4.91%
For the year ended
  May 31, 1995                $1.00     0.05    (0.05)    $1.00    4.81%   $   55,068    0.60%     5.13%       0.92%        4.81%


-----------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND
For the year ended
  May 31,1999                 $1.00     0.05    (0.05)    $1.00    4.90%  $4,346,037    0.31%     4.79%       0.31%        4.79%
For the year ended
  May 31,1998                 $1.00     0.05    (0.05)    $1.00    5.36%  $4,285,801    0.33%     5.24%       0.33%        5.24%
For the year ended
  May 31,1997                 $1.00     0.05    (0.05)    $1.00    5.16%  $2,591,487    0.33%     5.05%       0.34%        5.04%
For the year ended
  May 31,1996                 $1.00     0.05    (0.05)    $1.00    5.45%  $  644,733    0.32%     5.29%       0.39%        5.22%
For the year ended
  May 31,1995                 $1.00     0.05    (0.05)    $1.00    5.05%  $  395,585    0.30%     5.12%       0.41%        5.01%


-----------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 PRIME MONEY MARKET FUND
For the year ended
  May 31, 1999                $1.00     0.05    (0.05)    $1.00    4.78%   $ 165,178    0.65%     4.66%       0.73%        4.58%
For the year ended
  May 31, 1998                $1.00     0.05    (0.05)    $1.00    5.16%   $ 127,588    0.65%     5.05%       0.70%        5.00%
For the period ended
  May 31, 1997 (1)            $1.00     0.02    (0.02)    $1.00    2.07%*  $ 123,099    0.65%     4.98%       0.75%        4.88%
For the year ended
  December 31, 1996 (2)       $1.00     0.05    (0.05)    $1.00    5.02%   $  93,229    0.66%     4.85%       0.66%        4.85%
For the year ended
  December 31, 1995           $1.00     0.05    (0.05)    $1.00    5.49%   $ 156,532    0.62%     5.40%       0.62%        5.40%
For the year ended
  December 31, 1994           $1.00     0.04    (0.04)    $1.00    3.75%   $ 136,923    0.65%     3.64%       0.69%        3.60%


-----------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 INSTITUTIONAL PRIME MONEY MARKET FUND
For the year ended
  May 31, 1999                $1.00     0.05    (0.05)    $1.00    5.10%   $ 516,901    0.30%     4.93%       0.35%        4.88%
For the period ended
  May 31, 1998 (3)            $1.00     0.03    (0.03)    $1.00    5.55%   $ 302,338    0.27%     5.36%       0.42%        5.21%


-----------------------------------------------------------------------------------------------------------------------------------

* Return is for the period indicated and has not been annualized.
(1) The Prime Money Market Fund changed its fiscal year from December 31 to May 31.
    Reflects operations for the period from January 1, 1997 to May 31, 1997.
    All ratios for the period have been annualized.
(2) Until December 9, 1996, the Prime Money Market Fund was known as the BayFunds
    Money Market Portfolio and was a portfolio of BayFunds, an open-end investment company registered under the Investment Company Act of 1940, as amended.
    Shares of the BayFunds Money Market Portfolio were divided into two classes, known as Investment Shares and Trust Shares. The Prime Money Market Fund has
    only a single class of outstanding shares. For periods prior to December 9, 1996,
    Ernst & Young LLP were the auditors of the BayFunds Money Market Portfolio.
(3) The Institutional Prime Money Market Fund commenced operations on November 5, 1997.
    All ratios for the period, including total return, have been annualized.


PROSPECTUS



                                        NET                 REALIZED AND                                NET               NET
                                       ASSET                 UNREALIZED   DISTRIBUTIONS  DISTRIBUTIONS ASSET            ASSETS
                                       VALUE       NET        GAINS OR      FROM NET        FROM       VALUE            END OF
                                      BEGINNING  INVESTMENT  (LOSSES) ON   INVESTMENT      CAPITAL     END OF  TOTAL    PERIOD
                                      OF PERIOD    INCOME    INVESTMENTS     INCOME         GAINS      PERIOD  RETURN    (000)
------------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 SHORT-TERM INCOME FUND
For the year ended May 31, 1999        $10.09     0.54         (0.07)         (0.54)          --       $10.02   4.70%   $176,032
For the year ended May 31, 1998        $ 9.98     0.57          0.11          (0.57)          --       $10.09   6.98%   $197,256
For the year ended May 31, 1997        $ 9.93     0.58          0.05          (0.58)          --       $ 9.98   6.47%   $194,033
For the year ended May 31, 1996        $10.09     0.60         (0.12)         (0.60)        (0.04)     $ 9.93   4.87%   $ 86,383
For the period ended May 31, 1995 (1)  $10.00     0.56          0.09          (0.56)          --       $10.09   6.74%*  $ 52,581
------------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 INCOME FUND
For the year ended May 31, 1999        $10.25     0.55         (0.26)         (0.55)        (0.06)     $ 9.93   2.83%   $343,196
For the year ended May 31, 1998        $ 9.99     0.61          0.26          (0.61)          --       $10.25   8.88%   $392,556
For the year ended May 31, 1997        $ 9.90     0.63          0.17          (0.63)        (0.08)     $ 9.99   8.32%   $334,778
For the year ended May 31, 1996        $10.39     0.65         (0.37)         (0.65)        (0.12)     $ 9.90   2.64%   $235,022
For the period ended May 31, 1995 (1)  $10.00     0.62          0.39          (0.62)          --       $10.39  10.69%*  $196,515
------------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND
For the year ended May 31, 1999        $ 9.60     0.51         (0.15)         (0.51)          --       $ 9.45   3.73%   $276,781
For the year ended May 31, 1998        $ 9.37     0.55          0.23          (0.55)          --       $ 9.60   8.56%   $252,719
For the year ended May 31, 1997        $ 9.31     0.59          0.06          (0.59)          --       $ 9.37   7.16%   $209,141
For the year ended May 31, 1996        $ 9.57     0.61         (0.26)         (0.61)          --       $ 9.31   3.65%   $167,494
For the year ended May 31, 1995        $ 9.36     0.58          0.21          (0.58)          --       $ 9.57   8.79%   $130,081
------------------------------------------------------------------------------------------------------------------------------------




                                                                      RATIO       RATIO OF
                                                        RATIO OF    OF EXPENSES   NET INCOME
                                             RATIO OF     NET       TO AVERAGE    TO AVERAGE
                                             EXPENSES    INCOME     NET ASSETS    NET ASSETS   PORTFOLIO
                                            TO AVERAGE  TO AVERAGE  (EXCLUDING    (EXCLUDING   TURNOVER
                                            NET ASSETS  NET ASSETS   WAIVERS)     WAIVERS)       RATE
----------------------------------------------------------------------------------------------------------
BOSTON 1784 SHORT-TERM INCOME FUND
For the year ended May 31, 1999               0.64%        5.30%      0.89%          5.05%       36.57%
For the year ended May 31, 1998               0.64%        5.67%      0.89%          5.42%       83.84%
For the year ended May 31, 1997               0.65%        5.78%      0.93%          5.50%      128.11%
For the year ended May 31, 1996               0.63%        5.87%      1.06%          5.44%       95.06%
For the period ended May 31, 1995 (1)         0.48%        6.31%      1.27%          5.52%       84.54%
----------------------------------------------------------------------------------------------------------
BOSTON 1784 INCOME FUND
For the year ended May 31, 1999               0.80%        5.37%      1.11%          5.06%       64.34%
For the year ended May 31, 1998               0.80%        5.91%      1.11%          5.60%       79.09%
For the year ended May 31, 1997               0.80%        6.31%      1.15%          5.96%       78.63%
For the year ended May 31, 1996               0.80%        6.17%      1.20%          5.77%      100.51%
For the period ended May 31, 1995 (1)         0.55%        7.01%      1.23%          6.33%       80.53%
----------------------------------------------------------------------------------------------------------
BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND
For the year ended May 31, 1999               0.80%        5.25%      1.12%          4.93%       47.85%
For the year ended May 31, 1998               0.80%        5.80%      1.12%          5.48%       73.65%
For the year ended May 31, 1997               0.79%        6.30%      1.16%          5.93%       98.22%
For the year ended May 31, 1996               0.80%        6.23%      1.24%          5.79%      158.66%
For the year ended May 31, 1995               0.80%        6.24%      1.27%          5.77%      142.14%
----------------------------------------------------------------------------------------------------------


* Returns are for the period indicated and have not been annualized.
(1)  The Short-Term Income and Income Funds commenced operations on July 1, 1994. All ratios for the period have been annualized.



------------------------------------------------------------------------------------------------------------------------------------
 TAX-EXEMPT FUNDS
------------------------------------------------------------------------------------------------------------------------------------
                                        NET                 REALIZED AND                                NET               NET
                                       ASSET                 UNREALIZED   DISTRIBUTIONS  DISTRIBUTIONS ASSET            ASSETS
                                       VALUE       NET        GAINS OR      FROM NET        FROM       VALUE            END OF
                                      BEGINNING  INVESTMENT  (LOSSES) ON   INVESTMENT      CAPITAL     END OF  TOTAL    PERIOD
                                      OF PERIOD    INCOME    INVESTMENTS     INCOME         GAINS      PERIOD  RETURN    (000)
------------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND
For the year ended May 31, 1999        $10.52      0.45        (0.01)         (0.45)        (0.18)     $10.33   4.24%   $356,995
For the year ended May 31, 1998        $10.18      0.48         0.44          (0.48)        (0.10)     $10.52   9.24%   $303,578
For the year ended May 31, 1997        $ 9.99      0.50         0.19          (0.50)          --       $10.18   7.74%   $250,526
For the year ended May 31, 1996        $10.14      0.51        (0.09)         (0.51)        (0.06)     $ 9.99   4.31%   $196,787
For the year ended May 31, 1995        $ 9.90      0.48         0.24          (0.48)          --       $10.14   7.58%   $176,345

------------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND
For the year ended May 31, 1999        $10.81      0.48        (0.08)         (0.48)        (0.06)     $10.67   3.72%   $187,725
For the year ended May 31, 1998        $10.38      0.50         0.45          (0.50)        (0.02)     $10.81   9.29%   $142,107
For the year ended May 31, 1997        $10.17      0.51         0.21          (0.51)          --       $10.38   7.26%   $103,104
For the year ended May 31, 1996        $10.27      0.53        (0.10)         (0.53)          --       $10.17   4.20%   $ 81,441
For the period ended May 31, 1995 (1)  $10.00      0.45         0.27          (0.45)          --       $10.27   7.45%*  $ 61,369
------------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 FLORIDA TAX-EXEMPT INCOME FUND
For the year ended May 31, 1999        $10.30      0.44        (0.04)         (0.44)        (0.14)     $10.12   3.88%   $ 68,796
For the period ended May 31, 1998 (2)  $10.00      0.43         0.32          (0.43)        (0.02)     $10.30   7.63%*  $ 51,793
------------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND
For the year ended May 31, 1999        $10.42      0.45        (0.03)         (0.45)          --       $10.39   4.10%   $267,871
For the year ended May 31, 1998        $10.01      0.47         0.41          (0.47)          --       $10.42   8.91    $206,137
For the year ended May 31, 1997        $ 9.78      0.47         0.23          (0.47)          --       $10.01   7.30%   $147,459
For the year ended May 31, 1996        $ 9.90      0.48        (0.12)         (0.48)          --       $ 9.78   3.64%   $106,619
For the year ended May 31, 1995        $ 9.81      0.47         0.09          (0.47)          --       $ 9.90   6.00%   $ 82,058






                                                                      RATIO       RATIO OF
                                                        RATIO OF    OF EXPENSES   NET INCOME
                                             RATIO OF     NET       TO AVERAGE    TO AVERAGE
                                             EXPENSES    INCOME     NET ASSETS    NET ASSETS   PORTFOLIO
                                            TO AVERAGE  TO AVERAGE  (EXCLUDING    (EXCLUDING   TURNOVER
                                            NET ASSETS  NET ASSETS   WAIVERS)     WAIVERS)       RATE
----------------------------------------------------------------------------------------------------------
BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND
For the year ended May 31, 1999               0.80%       4.31%       1.11%         4.00%       68.58%
For the year ended May 31, 1998               0.80%       4.62%       1.12%         4.30%       34.06%
For the year ended May 31, 1997               0.80%       4.92%       1.17%         4.55%       33.24%
For the year ended May 31, 1996               0.79%       4.90%       1.21%         4.48%       37.35%
For the year ended May 31, 1995               0.80%       5.02%       1.26%         4.56%       74.74%

----------------------------------------------------------------------------------------------------------
BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND
For the year ended May 31, 1999               0.80%       4.37%       1.12%         4.05%       19.10%
For the year ended May 31, 1998               0.80%       4.66%       1.14%         4.32%       16.81%
For the year ended May 31, 1997               0.76%       4.94%       1.17%         4.53%        4.28%
For the year ended May 31, 1996               0.75%       5.02%       1.29%         4.48%       20.41%
For the period ended May 31, 1995 (1)         0.52%       5.44%       1.40%         4.56%       35.56%
----------------------------------------------------------------------------------------------------------
BOSTON 1784 FLORIDA TAX-EXEMPT INCOME FUND
For the year ended May 31, 1999               0.80%       4.25%       1.14%         3.91%       10.88%
For the period ended May 31, 1998 (2)         0.80%       4.59%       1.19%         4.20%       21.35%
----------------------------------------------------------------------------------------------------------
BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND
For the year ended May 31, 1999               0.80%       4.32%       1.12%         4.00%        9.32%
For the year ended May 31, 1998               0.80%       4.54%       1.14%         4.20%        6.45%
For the year ended May 31, 1997               0.79%       4.74%       1.18%         4.35%        9.47%
For the year ended May 31, 1996               0.80%       4.73%       1.28%         4.25%       47.00%
For the year ended May 31, 1995               0.80%       4.93%       1.35%         4.38%       34.59%



PROSPECTUS

------------------------------------------------------------------------------------------------------------------------------------
 TAX-EXEMPT FUNDS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                                        NET                 REALIZED AND                                NET               NET
                                       ASSET                 UNREALIZED   DISTRIBUTIONS  DISTRIBUTIONS ASSET            ASSETS
                                       VALUE       NET        GAINS OR      FROM NET        FROM       VALUE            END OF
                                      BEGINNING  INVESTMENT  (LOSSES) ON   INVESTMENT      CAPITAL     END OF  TOTAL    PERIOD
                                      OF PERIOD    INCOME    INVESTMENTS     INCOME         GAINS      PERIOD  RETURN    (000)
------------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND
For the year ended May 31, 1999        $10.62       0.47       (0.04)        (0.47)         (0.08)     $10.50  4.11%   $102,073
For the year ended May 31, 1998        $10.31       0.49        0.35         (0.49)         (0.04)     $10.62  8.28%   $ 76,797
For the year ended May 31, 1997        $10.06       0.50        0.25         (0.50)           --       $10.31  7.61%   $ 53,752
For the year ended May 31, 1996        $10.13       0.53       (0.07)        (0.53)           --       $10.06  4.65%   $ 37,904
For the period ended May 31, 1995 (3)  $10.00       0.45        0.13         (0.45)           --       $10.13  6.09%*  $ 32,495
------------------------------------------------------------------------------------------------------------------------------------






                                                                      RATIO       RATIO OF
                                                        RATIO OF    OF EXPENSES   NET INCOME
                                             RATIO OF     NET       TO AVERAGE    TO AVERAGE
                                             EXPENSES    INCOME     NET ASSETS    NET ASSETS   PORTFOLIO
                                            TO AVERAGE  TO AVERAGE  (EXCLUDING    (EXCLUDING   TURNOVER
                                            NET ASSETS  NET ASSETS   WAIVERS)     WAIVERS)       RATE
----------------------------------------------------------------------------------------------------------
BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND
For the year ended May 31, 1999               $0.80%      4.42%        1.13%        4.09%        12.44%
For the year ended May 31, 1998               $0.80%      4.64%        1.16%        4.28%        13.79%
For the year ended May 31, 1997               $0.79%      4.88%        1.21%        4.46%         8.18%
For the year ended May 31, 1996               $0.77%      5.16%        1.35%        4.58%        19.68%
For the period ended May 31, 1995 (3)         $0.54%      5.56%        1.60%        4.50%        57.51%
----------------------------------------------------------------------------------------------------------


* Returns are for the period indicated and have not been annualized.
(1) The Connecticut Tax-Exempt Income Fund commenced operations on August 1, 1994.
    All ratios for the period have been annualized.
(2) The Florida Tax-Exempt Income Fund commenced operations on June 30, 1997.
    All ratios for the period have been annualized.
(3) The Rhode Island Tax-Exempt Income Fund commenced operations on August 1, 1994.
    All ratios for the period have been annualized.





------------------------------------------------------------------------------------------------------------------------------------
 STOCK FUNDS
------------------------------------------------------------------------------------------------------------------------------------
                                        NET                 REALIZED AND                                NET               NET
                                       ASSET        NET      UNREALIZED   DISTRIBUTIONS  DISTRIBUTIONS ASSET            ASSETS
                                       VALUE     INVESTMENT  GAINS OR      FROM NET        FROM       VALUE            END OF
                                      BEGINNING    INCOME   (LOSSES) ON   INVESTMENT      CAPITAL     END OF  TOTAL    PERIOD
                                      OF PERIOD    LOSS     INVESTMENTS     INCOME         GAINS      PERIOD  RETURN    (000)
------------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 ASSET ALLOCATION FUND
For the year ended May 31, 1999        $15.16       0.38        0.48         (0.39)         (0.66)    $14.97   5.92%  $ 53,371
For the year ended May 31, 1998        $13.40       0.37        2.30         (0.38)         (0.53)    $15.16  20.51%  $ 50,283
For the year ended May 31, 1997        $12.31       0.34        1.44         (0.33)         (0.36)    $13.40  14.89%  $ 35,522
For the year ended May 31, 1996        $10.99       0.31        1.61         (0.31)         (0.29)    $12.31  17.83%  $ 16,831
For the year ended May 31, 1995        $ 9.84       0.28        1.15         (0.27)         (0.01)    $10.99  14.84%  $  8,622
------------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 GROWTH AND INCOME FUND

For the year ended May 31, 1999        $21.72       0.02        0.97         (0.04)         (0.50)    $22.17   4.65%  $549,416
For the year ended May 31, 1998        $17.54       0.07        4.55         (0.09)         (0.35)    $21.72  26.71%  $553,997
For the year ended May 31, 1997        $15.23       0.12        2.63         (0.11)         (0.33)    $17.54  18.33%  $457,952
For the year ended May 31, 1996        $12.16       0.10        3.08         (0.11)         (0.00)    $15.23  26.32%  $303,463
For the year ended May 31, 1995        $10.57       0.11        1.67         (0.10)         (0.09)    $12.16  17.09%  $229,200
------------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 GROWTH FUND

For the year ended May 31, 1999        $12.93      (0.08)      (0.41)          --           (0.38)    $12.06 (3.54)%  $185,476
For the year ended May 31, 1998        $12.20      (0.05)       1.59           --           (0.81)    $12.93  12.64%  $257,550
For the year ended May 31, 1997        $11.27       0.02        0.96         (0.05)         (0.00)    $12.20   8.77%  $261,487
For the period ended May 31, 1996 (1)  $10.00       0.02        1.25         (0.00)         (0.00)    $11.27  12.70%* $ 46,026
------------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 INTERNATIONAL EQUITY FUND

For the year ended May 31, 1999        $13.69        --        (0.66)        (0.03)         (0.08)    $12.92 (4.85)%  $389,753
For the year ended May 31, 1998        $13.20      (0.02)       0.80         (0.15)         (0.14)    $13.69   6.19%  $469,819
For the year ended May 31, 1997        $12.05       0.07        1.23         (0.09)         (0.06)    $13.20  10.93%  $503,048
For the year ended May 31, 1996        $10.41       0.11        1.85         (0.27)         (0.05)    $12.05  19.08%  $362,460
For the period ended May 31, 1995 (2)  $10.00       0.06        0.35         (0.00)         (0.00)    $10.41   4.73%* $148,439
------------------------------------------------------------------------------------------------------------------------------------




                                                                      RATIO       RATIO OF
                                                        RATIO OF    OF EXPENSES   NET INCOME
                                             RATIO OF      NET       TO AVERAGE    TO AVERAGE
                                             EXPENSES     INCOME     NET ASSETS    NET ASSETS   PORTFOLIO
                                            TO AVERAGE  TO AVERAGE  (EXCLUDING    (EXCLUDING    TURNOVER
                                            NET ASSETS  NET ASSETS   WAIVERS)       WAIVERS)      RATE
----------------------------------------------------------------------------------------------------------
BOSTON 1784 ASSET ALLOCATION FUND

For the year ended May 31, 1999               0.96%        2.57%       1.21%         2.32%       49.78%
For the year ended May 31, 1998               0.98%        2.66%       1.23%         2.41%       47.83%
For the year ended May 31, 1997               1.07%        2.87%       1.37%         2.57%       23.60%
For the year ended May 31, 1996               1.25%        2.86%       1.90%         2.21%       39.56%
For the year ended May 31, 1995               1.25%        2.88%       2.51%         1.62%       67.23%
----------------------------------------------------------------------------------------------------------
BOSTON 1784 GROWTH AND INCOME FUND

For the year ended May 31, 1999               0.89%        0.12%       1.14%       (0.13)%       50.15%
For the year ended May 31, 1998               0.90%        0.36%       1.15%         0.11%       39.03%
For the year ended May 31, 1997               0.92%        0.77%       1.19%         0.50%       15.35%
For the year ended May 31, 1996               0.94%        0.78%       1.24%         0.48%       39.50%
For the year ended May 31, 1995               0.94%        1.05%       1.23%         0.76%       38.94%
----------------------------------------------------------------------------------------------------------
BOSTON 1784 GROWTH FUND

For the year ended May 31, 1999               0.93%      (0.39)%       1.18%       (0.64)%       61.02%
For the year ended May 31, 1998               0.91%       (0.35%)      1.16%        (0.60%)      48.60%
For the year ended May 31, 1997               0.77%        0.17%       1.15%        (0.21%)      57.46%
For the period ended May 31, 1996 (1)         0.20%        1.75%       1.73%         0.22%        0.00%
----------------------------------------------------------------------------------------------------------
BOSTON 1784 INTERNATIONAL EQUITY FUND

For the year ended May 31, 1999               1.20%        0.06%       1.45%       (0.19)%      115.83%
For the year ended May 31, 1998               1.24%        0.04%       1.49%        (0.21%)     103.47%
For the year ended May 31, 1997               1.27%        0.41%       1.52%         0.16%       22.88%
For the year ended May 31, 1996               1.13%        0.76%       1.61%         0.28%       15.55%
For the period ended May 31, 1995 (2)         0.89%        2.06%       1.70%         1.25%       11.03%
----------------------------------------------------------------------------------------------------------

* Returns are for the period indicated and have not been annualized.
(1) The Growth Fund commenced operations on March 28, 1996. All ratios for the period have been annualized.
(2) The International Equity Fund commenced operations on January 3, 1995. All ratios for the period have been annualized.



PROSPECTUS

NOTES

PROSPECTUS

NOTES

PROSPECTUS

NOTES

PROSPECTUS

                                                                     Rule 497(c)
                                                              File Nos. 33-58004
                                                                        811-7474

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT THE FUNDS.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS IS AVAILABLE IN
THE FUNDS' ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. IN THE FUNDS' ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUNDS' PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU CAN OBTAIN A FREE COPY OF THE FUNDS' STATEMENT OF ADDITIONAL
INFORMATION AND/OR FREE COPIES OF THE FUNDS' MOST RECENT ANNUAL OR SEMI-ANNUAL REPORTS BY CALLING 1-800-BKB-1784. THE MATERIAL YOU REQUEST WILL BE SENT BY FIRST-CLASS MAIL, OR OTHER MEANS DESIGNED TO ENSURE EQUALLY PROMPT DELIVERY, WITHIN THREE BUSINESS DAYS OF RECEIPT OF THE REQUEST.

YOU MAY ALSO CALL 1-800-BKB-1784 TO REQUEST OTHER INFORMATION ABOUT THE FUNDS OR TO MAKE SHAREHOLDER INQUIRIES.

THE STATEMENT OF ADDITIONAL INFORMATION HAS BEEN
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED INTO THIS PROSPECTUS BY REFERENCE.

INFORMATION ABOUT THE FUNDS (INCLUDING THE STATEMENT OF
ADDITIONAL INFORMATION) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 1-800-SEC-0330. COPIES OF THIS INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE, BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009.

REPORTS AND OTHER INFORMATION ABOUT THE FUNDS ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV.

================================================================================

[LOGO OMITTED]

BOSTON 1784 FUNDS
P.O. BOX 8524
BOSTON, MA 02266-8524
1-800-BKB-1784
www.boston1784funds.com

FILE NO. 811-7474                 MF-0135




BOSTON 1784 FUNDSSM
FUNDS AVAILABLE THROUGH YOUR RETIREMENT PLAN

MONEY MARKET FUNDS
[BULLET] BOSTON 1784 INSTITUTIONAL U.S. TREASURY
         MONEY MARKET FUND

BOND FUNDS
[BULLET] BOSTON 1784 SHORT-TERM INCOME FUND
[BULLET] BOSTON 1784 INCOME FUND
[BULLET] BOSTON 1784 U.S. GOVERNMENT MEDIUM-
         TERM INCOME FUND

STOCK FUNDS
[BULLET] BOSTON 1784 ASSET ALLOCATION FUND
[BULLET] BOSTON 1784 GROWTH AND INCOME FUND
[BULLET] BOSTON 1784 GROWTH FUND
[BULLET] BOSTON 1784 INTERNATIONAL EQUITY FUND

                                            PROSPECTUS


                                          [Logo Omitted]

                           Neither the Securities and Exchange Commission
                          nor any state securities commission has approved
                          or disapproved of these securities or passed upon
                            the adequacy or accuracy of this prospectus.
                      Any representation to the contrary is a criminal offense.


                                          October 1, 1999

TABLE OF CONTENTS
--------------------------------------------------------------------------------
BOSTON 1784 MONEY MARKET FUNDS...............................................1

BOSTON 1784 BOND FUNDS.......................................................4

BOSTON 1784 STOCK FUNDS.....................................................10

INVESTING THROUGH YOUR RETIREMENT PLAN .....................................17

PRICING OF FUND SHARES......................................................18

DISTRIBUTIONS...............................................................18

FEDERAL TAX CONSIDERATIONS..................................................19

MORE ABOUT BOSTON 1784 FUNDS................................................20

              Money Market Funds............................................20
              Bond Funds....................................................21
              Stock Funds...................................................22

MANAGEMENT..................................................................25

DISTRIBUTION ARRANGEMENTS...................................................26

FINANCIAL HIGHLIGHTS........................................................27

PROSPECTUS

BOSTON 1784 MONEY MARKET FUNDS
--------------------------------------------------------------------------------
INSTITUTIONAL U.S. TREASURY
MONEY MARKET FUND

THIS SUMMARY BRIEFLY DESCRIBES BOSTON 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND AND THE PRINCIPAL RISKS OF INVESTING IN THE FUND. FOR FURTHER INFORMATION ON THIS FUND, PLEASE READ THE SECTION ENTITLED MORE ABOUT BOSTON 1784 FUNDS.

[Compass graphic omitted]

            WHAT ARE THE FUND'S GOALS?

The Fund's goals are to preserve the principal value of a shareholder's investment and maintain a high degree of liquidity while providing current income.

WHAT IS A MONEY MARKET FUND?

A MONEY MARKET FUND is a type of mutual fund that tries to maintain a share price of $1.00 while paying income to its shareholders. A stable share price protects your investment from loss ("PRESERVATION OF PRINCIPAL"). If you need to sell your shares at any time, you should receive your initial investment plus any income that you have earned (thereby providing "LIQUIDITY"). However, a money market fund does not guarantee that you will receive your money back.


A money market fund must follow strict rules as to the investment quality, maturity, diversification and other features of the securities it purchases. The average remaining maturity of the securities cannot be greater than 90 days. The remaining maturity of a security is the period of time until the principal amount must be repaid.


[Chess piece graphic omitted]

            WHAT ARE THE FUND'S MAIN
            INVESTMENT STRATEGIES?

The Fund invests primarily in short-term U.S. government obligations, including Treasury securities, U.S. government agency securities and repurchase agreements secured by U.S. government obligations.

[Road Sign graphic omitted]

            WHAT ARE THE MAIN RISKS OF
            INVESTING IN THE FUND?

The principal risks of investing in the Fund and the circumstances reasonably likely, in the opinion of the Adviser, to affect your investment adversely are described below. Please note that there are many other factors that could affect your investment adversely and that could prevent the Fund from achieving its objectives, which are not described here. The principal risks are:


   [bullet] The rate of income will vary from day to day depending on short-term interest rates.

   [bullet] It is possible that a major change in interest rates or a default on a security or a repurchase agreement held by the Fund could cause the value of your investment or the performance of the Fund to decline.


   [bullet] The Fund may invest up to 5% of its total assets in zero coupon securities called STRIPS, which are the separately traded interest and principal component parts of U.S. Treasury securities. The interest-only component is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only component generally is unusually volatile in response to changes in interest rates.

   [bullet] An investment in the Fund is not a deposit of BankBoston and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

   [bullet] Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PROSPECTUS

--------------------------------------------------------------------------------
                             WHO MAY WANT TO INVEST?

  THIS MONEY MARKET FUND MAY BE APPROPRIATE FOR RETIREMENT PLAN INVESTORS WHO:

  [bullet] are investing for a short period of time;

  [bullet] want the added safety of U.S. government securities.



  The Fund does not provide a balanced investment plan.





[Flag graphic omitted]



            HOW HAS THE FUND PERFORMED?


            The chart and table below give an indication of the Fund's risks and performance. The chart shows changes in the Fund's performance from year to year. The table shows how the Fund's average annual returns for the periods indicated compare to those of a broad measure of money market performance.


            WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE FUND'S PERFORMANCE IN PAST YEARS IS NOT NECESSARILY AN INDICATION OF HOW THE FUND WILL DO IN THE FUTURE.

--------------------------------------------------------------------------------
 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND
--------------------------------------------------------------------------------
TOTAL RETURN
(per calendar year)

[Bar Graphic Omitted]

Plot points are as follows:

1994     4.04%
1995     5.69%
1996     5.14%
1997     5.30%
1998     5.20%

The total return for the six months ended June 30, 1999 was 2.26%.


--------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN
(Quarterly 1994-1998)
--------------------------------------------------------------------------------

                                               QUARTER ENDING
Highest                          1.43%         June 30, 1995
Lowest                           0.76%         March 31, 1994

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1998)
--------------------------------------------------------------------------------
                                 1 YEAR   5 YEARS   LIFE OF FUND
                                                   (SINCE 6/14/93)
Institutional U.S. Treasury       5.20%    5.07%        4.87%
Money Market Fund

IBC/Financial Data Government-    5.10%    4.98%        4.76%*
Only Institutional-Only Average
--------------------------------------------------------------------------------
*(since 5/31/93)

          FOR UP-TO-DATE YIELD INFORMATION, PLEASE CALL 1-800-BKB-1784.

PROSPECTUS

--------------------------------------------------------------------------------
[calculator graphic omitted]

            WHAT ARE THE FEES AND EXPENSES OF THE FUND?

THE TABLES BELOW DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF BOSTON 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND


--------------------------------------------------------------------------------
SHAREHOLDER FEES
(fees paid directly from your investment)
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)                     None
Imposed on Purchases

Maximum Deferred Sales Charge (Load)            None

Maximum Sales Charge (Load)                     None
Imposed on Reinvested Dividends

Redemption Fee                                  None

Exchange Fee                                    None


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets) as a % of average net assets
--------------------------------------------------------------------------------
Management Fees                                 .20%

Distribution (12b-1) Fees                       None

Other Expenses                                  .11%

Total Annual Fund Operating Expenses            .31%


--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN BOSTON 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND TO THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND FOR THE TIME PERIODS INDICATED AND THEN SELL ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME AS SHOWN IN THE TABLE ABOVE. ALTHOUGH YOUR ACTUAL COSTS AND THE RETURN ON YOUR INVESTMENT MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:
--------------------------------------------------------------------------------
1 year                                         $  32

3 years                                          100

5 years                                          174

10 years                                         393
--------------------------------------------------------------------------------



PROSPECTUS

BOSTON 1784 BOND FUNDS
--------------------------------------------------------------------------------
SHORT-TERM INCOME FUND
INCOME FUND
U.S. GOVERNMENT MEDIUM-TERM INCOME FUND

THIS SUMMARY BRIEFLY DESCRIBES EACH BOSTON 1784 BOND FUND AND THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS. FOR FURTHER INFORMATION ON THESE FUNDS, PLEASE READ THE SECTION ENTITLED MORE ABOUT BOSTON 1784 FUNDS.


[compass graphic omitted]


            WHAT ARE THE FUNDS' GOALS?

SHORT-TERM INCOME FUND
The Short-Term Income Fund's goal is to provide investors with maximum current income, and, as a secondary goal, to preserve investors' capital.

INCOME FUND
The Income Fund's goal is to provide investors with maximum current income, and, as a secondary goal, to preserve investors' capital.

U.S. GOVERNMENT MEDIUM-TERM
INCOME FUND
The U.S. Government Medium-Term Income Fund's goal is to provide investors with current income consistent with preservation of capital.


WHAT IS A BOND?
A BOND, which is also called a DEBT SECURITY or DEBT OBLIGATION, is like a loan. The issuer of the bond, which could be the U.S. government, a corporation, or a city or state, borrows money from investors and agrees to pay back the loan amount (the PRINCIPAL) on a certain date (the MATURITY DATE). Usually, the issuer also agrees to pay interest on certain dates during the period of the loan. Some bonds, such as ZERO COUPON BONDS, do not pay interest, but instead pay back more at maturity than the original loan. Most bonds pay a fixed rate of interest (or income), but some bonds' interest rates may change based on market or other factors.



WHAT DOES IT MEAN TO "PRESERVE CAPITAL"?
CAPITAL, also called PRINCIPAL, refers to the amount of money that you invest in a fund. If you choose to have your dividends and other distributions reinvested in additional shares of a fund, the amount of the distributions will be added to your initial investment to increase the amount of your capital. If the price of the fund's shares or net asset value (NAV) increases because of increases in the value of the securities in the fund, your capital will also increase. If, however, the value of the fund's investments go down and the price of the fund's shares decreases, you will lose some of your capital. A fund that seeks to preserve capital or principal tries to maintain a stable share price so that you do not lose money.


[chess piece graphic omitted]


            WHAT ARE THE FUNDS' MAIN
            INVESTMENT STRATEGIES?

SHORT-TERM INCOME FUND
The Short-Term Income Fund invests primarily in investment grade debt securities, such as corporate bonds, notes, mortgage-backed and asset-backed securities, taxable municipal securities and U.S. Treasury and government agency obligations.

The Fund may invest in Yankee bonds, which are dollar-denominated bonds issued in the U.S. by foreign borrowers. Yankee bonds may offer higher income than bonds issued by U.S. borrowers. The Fund may also invest in bonds issued by foreign issuers and payable in foreign currencies.



PROSPECTUS

--------------------------------------------------------------------------------
Under normal conditions, at least 65% of the securities will be rated A or better by a rating agency or be of comparable quality as determined by the Adviser.


The Fund is permitted to invest in bonds with any maturity. However, in order to limit fluctuations in share price, the Fund tries to maintain an average weighted maturity of less than three years under normal circumstances.


WHAT ARE INVESTMENT GRADE SECURITIES?
INVESTMENT GRADE SECURITIES are securities that have been determined by a rating agency to have a medium to high probability of being paid, although there is always a risk of default. Investment grade securities are rated BBB, A, AA or AAA by Standard & Poor's Corporation or Baa, A, Aa or Aaa by Moody's Investors Service.

INCOME FUND
The Income Fund invests primarily in investment grade debt securities, including U.S. government obligations, corporate bonds and mortgage-backed and asset-backed securities.

The Fund may invest in Yankee bonds, which are dollar-denominated bonds issued in the U.S. by foreign borrowers. Yankee bonds may offer higher income than bonds issued by U.S. borrowers. The Fund may also invest in bonds issued by foreign issuers and payable in foreign currencies.


Under normal conditions, at least 65% of the securities will be rated A or better by a rating agency or be of comparable quality as determined by the Adviser.

The Fund is permitted to invest in bonds with any maturity. However, the Fund's average weighted maturity is normally expected to be between 7 and 30 years.

U.S. GOVERNMENT MEDIUM-TERM
INCOME FUND
The U.S. Government Medium-Term Income Fund invests primarily in short- to intermediate-term U.S. Treasury and government agency securities and both government agency and non-government agency mortgage-backed securities.

U.S. government obligations generally have less credit risk than other debt obligations.

The Fund is permitted to invest in bonds with any maturity. However, the Fund's average weighted maturity is normally expected to be from 3 to 10 years.


[Road Sign Graphic Omitted]


            WHAT ARE THE MAIN RISKS
            OF INVESTING IN BOSTON 1784 BOND FUNDS?


The principal risks of investing in the Bond Funds and the circumstances reasonably likely, in the opinion of the Adviser, to affect your investment adversely are described below. As with any non-money market mutual fund, the share price of each Fund and each Fund's yield will change daily because of changes in interest rates and other market conditions and factors. You may lose money if you invest in these Funds. Please note that there are many other circumstances that could affect your investment adversely and that could prevent a Fund from achieving its objectives, which are not described here. The principal risks of investing in the Bond Funds are:

   [bullet] INTEREST RATE RISK: In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are usually more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds in a Fund, the more the Fund's share price will fluctuate in response to interest rate changes. Changes in interest rates will also affect the amount of income a Fund receives. A decline in interest rates may lead to a decline in the Fund's income.

   [bullet] CREDIT RISK: It is possible that some of the issuers will not make payments (default) on debt securities held by a Fund, or there could be defaults on repurchase agreements held by a Fund. A default will hurt a Fund's performance. Or, an issuer may suffer adverse changes in financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of a Fund. A change in the quality rating of a bond can make it more difficult for the Fund to sell the bond.

   [bullet] PREPAYMENT AND EXTENSION RISK: The issuers of securities held by a Fund may be able to call a bond or prepay principal, particularly during periods of declining interest rates. In that case, a Fund may not be able to reinvest the proceeds at attractive rates. The Fund would also lose the benefit of falling interest rates on the price of the repaid bond. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes.


PROSPECTUS

--------------------------------------------------------------------------------

  [bullet] SPECIAL RISKS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES: The Fund will receive payments on its mortgage-backed securities that are part interest and part return of principal. These payments may vary based on the rate at which homeowners pay off their loans. When a homeowner makes a prepayment, the Fund receives a larger portion of its principal investment back, which means that there will be a decrease in monthly interest payments. Some mortgage-backed securities may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile. Mortgage-backed securities are particularly exposed to prepayment and extension risk and it may be very difficult for a Fund to predict accurately the maturity of the securities it holds.

  [bullet] PORTFOLIO SELECTION: The portfolio managers may not pick securities that perform well because they are unable to predict accurately the direction of interest rates or the maturity of certain debt obligations or to assess accurately credit quality or other factors. In that case, you may lose money or your investment in the Fund may not do as well as other similar investments.

  [bullet] ZERO COUPON SECURITIES: The Funds may invest in zero coupon securities or STRIPS, which are the separately traded interest and principal component parts of government debt obligations. The interest-only component is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only component generally is unusually volatile in response to changes in interest rates.

  [bullet] FOREIGN SECURITIES: Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk and exposure to currency fluctuations.

  [bullet] An investment in a Fund is not a deposit of BankBoston and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

                             WHO MAY WANT TO INVEST?

            SHORT-TERM INCOME FUND
            THIS BOND FUND MAY BE APPROPRIATE FOR RETIREMENT PLAN INVESTORS
            WHO ARE:
            [bullet]  seeking income;
            [bullet] seeking a higher yield than a money market fund or a bank savings account;
            [bullet] seeking more price stability than a longer-term bond fund but are able to tolerate some fluctuations in the value of their investment.

            INCOME FUND
            THIS BOND FUND MAY BE APPROPRIATE FOR RETIREMENT PLAN INVESTORS WHO ARE:
            [bullet] seeking a higher level of income than is available from shorter-term securities;
            [bullet] able to tolerate the greater price fluctuations associated with longer-term securities and higher levels of income.


            U.S. GOVERNMENT MEDIUM-TERM INCOME FUND
            THIS BOND FUND MAY BE APPROPRIATE FOR RETIREMENT PLAN INVESTORS WHO ARE:
            [bullet] seeking higher levels of income than is available from shorter-term securities or money market funds;
            [bullet] seeking the added measure of protection against credit risk provided by U.S. government securities;
            [bullet] able to tolerate the fluctuations in price associated with medium-term securities.

            Do not invest in these Funds if you are not prepared to accept volatility of a Fund's share price and possible losses.

            None of the Bond Funds alone provides a balanced investment plan.


PROSPECTUS

--------------------------------------------------------------------------------
[Flag Graphic Omitted]


            HOW HAVE THE FUNDS PERFORMED?

            The charts and tables below give an indication of the Funds' risks and performance. The charts show changes in the Funds' performance from year to year. The tables show how the Funds' average annual returns for the periods indicated compare to those of a broad measure of market performance.

            WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT A FUND'S PERFORMANCE IN PAST YEARS IS NOT NECESSARILY AN INDICATION OF HOW A FUND WILL DO IN THE FUTURE.




--------------------------------------------------------------------------------
 SHORT-TERM INCOME FUND
--------------------------------------------------------------------------------
TOTAL RETURN
(per calendar year)

[Bar Graphic Omitted]

Plot points are as follows:

1995    11.36%
1996     4.25%
1997     6.30%
1998     6.31%

The total return for the six months ended June 30, 1999 was 1.12%.





--------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN
(Quarterly 1995-1998)
--------------------------------------------------------------------------------
                                               QUARTER ENDING
Highest                          3.31%         June 30, 1995
Lowest                          -0.27%         March 31, 1996

--------------------------------------------------------------------------------
Average Annual Total Returns
(through December 31, 1998)
--------------------------------------------------------------------------------
                                    1 YEAR       LIFE OF FUND
                                                (SINCE 7/1/94)
Short-Term Income Fund              6.31%           6.39%

Lehman Mutual Fund                  7.64%           7.28%*
1-5 Year Government/Corporate
Bond Index
--------------------------------------------------------------------------------
*(Since 6/30/94)




--------------------------------------------------------------------------------
 INCOME FUND
--------------------------------------------------------------------------------
TOTAL RETURN
(per calendar year)

[Bar Graphic Omitted]

Plot points are as follow:

1995     17.98%
1996      2.60%
1997      7.85%
1998      7.69%

The total return for the six months ended June 30, 1999 was -2.57%.





--------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN
(Quarterly 1995-1998)
--------------------------------------------------------------------------------

                                               QUARTER ENDING
Highest                          6.34%         June 30, 1995
Lowest                          -2.42%         March 31, 1996

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1998)
--------------------------------------------------------------------------------
                                    1 YEAR       LIFE OF FUND
                                                (SINCE 7/1/94)
Income Fund                         7.69%            7.88%

Lehman Aggregate                    8.67%            9.05%*
Bond Index
--------------------------------------------------------------------------------
*(Since 6/30/94)



          FOR UP-TO-DATE YIELD INFORMATION, PLEASE CALL 1-800-BKB-1784.

PROSPECTUS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 U.S. Government Medium-Term Income Fund
--------------------------------------------------------------------------------
TOTAL RETURN
(per calendar year)

[Bar Graphic Omitted]

Plot points are as follow:

1994    -3.78%
1995    15.89%
1996     1.98%
1997     8.08%
1998     7.95%

The total return for the six months ended June 30, 1999 was -1.95%.





--------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN
(Quarterly 1994-1998)
--------------------------------------------------------------------------------
                                               QUARTER ENDING
Highest                          5.51%         June 30, 1995
Lowest                          -2.93%         March 31, 1994

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1998)
--------------------------------------------------------------------------------
                                   1 YEAR  5 YEARS   LIFE OF FUND
                                                    (SINCE 6/7/93)
U.S. Government Medium-Term        7.95%    5.82%       5.88%
Income Fund

Lehman Intermediate                8.47%    6.45%       6.45%*
Government Bond Index
--------------------------------------------------------------------------------
*(Since 5/31/93)



          FOR UP-TO-DATE YIELD INFORMATION, PLEASE CALL 1-800-BKB-1784.

PROSPECTUS

--------------------------------------------------------------------------------
[calculator graphic omitted]


            WHAT ARE THE FEES AND EXPENSES OF THE FUNDS?

THE TABLES BELOW DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF BOSTON 1784 BOND FUNDS


--------------------------------------------------------------------------------
SHAREHOLDER FEES
(fees paid directly from your investment)
--------------------------------------------------------------------------------
                                                                 U.S. GOVERNMENT
                                         SHORT-TERM     INCOME     MEDIUM-TERM
                                         INCOME FUND     FUND      INCOME FUND

Maximum Sales Charge (Load)                 None         None         None
Imposed on Purchases

Maximum Deferred Sales Charge (Load)        None         None         None

Maximum Sales Charge (Load)                 None         None         None
Imposed on Reinvested Dividends

Redemption Fee                              None         None         None

Exchange Fee                                None         None         None


--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets) as a % of average net assets
--------------------------------------------------------------------------------
Management Fees                             .50%         .74%          .74%

Distribution (12b-1) Fees                   .25%         .25%          .25%

Other Expenses                              .14%         .12%          .13%

Total Annual Fund Operating Expenses        .89%*       1.11%*        1.12%*
--------------------------------------------------------------------------------
*Each of these Funds' actual total annual fund operating expenses for the most recent fiscal year were less than the amount shown above because of fee waivers by the Funds' Adviser and Distributor. The Adviser waives a portion of its management fees in order to keep each Fund's total operating expenses at a specified level and the Distributor waives its entire Distribution Fee. The Adviser and the Distributor may eliminate all or a part of the fee waivers at any time. With these fee waivers, the Funds' actual total annual operating expenses were as follows:

         SHORT-TERM INCOME FUND                              .64%
         INCOME FUND                                         .80%
         U.S. GOVERNMENT MEDIUM-TERM INCOME FUND             .80%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN BOSTON 1784 BOND FUNDS TO THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN A FUND FOR THE TIME PERIODS INDICATED AND THEN SELL ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME AS SHOWN IN THE TABLE ABOVE. ALTHOUGH YOUR ACTUAL COSTS AND THE RETURN ON YOUR INVESTMENT MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:
------------------------------------------------------------------------
            SHORT-TERM       INCOME FUND        U.S. GOVERNMENT
            INCOME FUND                     MEDIUM-TERM INCOME FUND
------------------------------------------------------------------------
1 year       $    91         $   113              $   114

3 years          284             353                  356

5 years          493             612                  617

10 years       1,096           1,352                1,363
------------------------------------------------------------------------

PROSPECTUS

BOSTON 1784 STOCK FUNDS
--------------------------------------------------------------------------------
ASSET ALLOCATION FUND
GROWTH AND INCOME FUND
GROWTH FUND
INTERNATIONAL EQUITY FUND

THIS SUMMARY BRIEFLY DESCRIBES EACH BOSTON 1784 STOCK FUND AND THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS. FOR FURTHER INFORMATION ON THESE FUNDS, PLEASE READ THE SECTION ENTITLED MORE ABOUT BOSTON 1784 FUNDS.

[compass graphic omitted]

            WHAT ARE THE FUNDS' GOALS?

ASSET ALLOCATION FUND
The Asset Allocation Fund's goal is to provide investors with a favorable total rate of return through current income and capital appreciation consistent with preservation of capital, derived from investing in fixed income and equity securities.

GROWTH AND INCOME FUND
The Growth and Income Fund's primary goal is to provide investors with long-term growth of capital with a secondary goal of income.

GROWTH FUND
The Growth Fund's primary goal is to provide investors with capital appreciation. Dividend income, if any, is incidental to this goal.

INTERNATIONAL EQUITY FUND
The International Equity Fund's goal is to provide investors with long-term growth of capital. Dividend income, if any, is incidental to this goal.

WHAT IS CAPITAL APPRECIATION?
A fund that seeks CAPITAL APPRECIATION or GROWTH OF CAPITAL tries to increase the value of your investment. CAPITAL, also called PRINCIPAL, refers to the amount of money that you invest in a fund. If the price of the fund's shares or net asset value (NAV) goes up due to an increase in the value of the securities in the fund, your capital will also grow or appreciate. If, however, the price of the fund's shares decreases due to a decline in the value of securities in the fund, you will lose some of your capital. If you choose to have your dividends and other distributions reinvested in additional shares of a fund, the amount of the distributions will be added to your initial investment and increase the amount of your capital.
[chess piece graphic omitted]

            WHAT ARE THE FUNDS' MAIN
            INVESTMENT STRATEGIES?

ASSET ALLOCATION FUND
The Asset Allocation Fund invests in a carefully balanced mix of equity and debt securities and money market instruments.

The Fund's equity securities include the stock of large U.S. companies and, from time to time, mid-sized domestic companies and large, multi-national companies based outside of the United States.

The Fund's debt securities include investment grade debt obligations such as U.S. government securities, corporate bonds and mortgage-backed and asset-backed securities.

The Fund's portfolio managers decide what percentage of the Fund's assets will be invested in debt, equity and money market securities based on the managers' judgment of various economic factors. The Fund expects that normally:
  [bullet] 30% to 70% of its assets will be invested in equity securities; [bullet] 30% to 60% of its assets will be invested in intermediate- and long-term debt obligations;
  [bullet] up to 40% of its assets may be invested in short-term debt and money market instruments.


GROWTH AND INCOME FUND
The Growth and Income Fund invests primarily in the common stock of established U.S. and foreign companies where the portfolio managers believe there is opportunity for growth.

When investing in U.S. companies, the Fund principally invests in companies with a market capitalization of at least $1 billion, although the Fund also invests in companies with smaller capitalizations. While the established companies in which the Fund primarily invests are more likely than less established companies to provide the Fund with dividend income, the principal focus in the selection of securities for the Fund is growth potential, consistent with the Fund's primary objective. Also, as stock markets have risen in recent years, dividend yields have

PROSPECTUS

--------------------------------------------------------------------------------
fallen, making it more difficult for the Fund to produce any significant income while principally seeking growth of capital.

When investing in foreign companies, the Fund may invest in smaller companies and companies located in developing countries.

In addition to common stocks, the Fund may invest in other securities, including convertible debt securities and preferred stock. The Fund may engage in foreign currency hedging transactions in an attempt to minimize the effects of currency fluctuations on the Fund.

WHAT IS CAPITALIZATION?
CAPITALIZATION or MARKET CAPITALIZATION is the total value of a company's stock in the marketplace or on a stock exchange. For example, a company that has issued one million shares that are currently selling for $50 per share would have a capitalization of $50,000,000.

GROWTH FUND
The Growth Fund invests primarily in the common stock of U.S. and foreign companies which the portfolio managers believe have above-average growth potential.

When investing in U.S. companies, the Fund principally invests in companies with a market capitalization of at least $250 million, although the Fund also invests in companies with smaller capitalizations. Companies with capitalizations of less than $1 billion are generally considered to have small capitalizations.

When investing in foreign companies, the Fund may also invest in smaller companies and in companies located in developing countries.

In addition to common stocks, the Fund may invest in other securities, including convertible debt securities and preferred stock. The Fund may engage in foreign currency hedging transactions in an attempt to minimize the effects of currency fluctuations on the Fund.

INTERNATIONAL EQUITY FUND
The International Equity Fund invests primarily in stocks and other equity interests issued by foreign companies. The Fund seeks to invest in a number of countries with different economic characteristics and may invest in developing countries.

The Fund may also invest in other securities, including non-convertible debt securities and money market instruments. The Fund may engage in foreign currency hedging transactions in an attempt to minimize the effects of currency fluctuations on the Fund.

[Road Sign Graphic Omitted]

            WHAT ARE THE MAIN RISKS
            OF INVESTING IN BOSTON 1784 STOCK FUNDS?

The principal risks of investing in the Stock Funds and the circumstances reasonably likely, in the opinion of the Adviser, to affect your investment adversely are described below. As with any non-money market mutual fund, the share price of each Fund will change daily based on market conditions and other factors. You may lose money if you invest in these Funds. Please note that there are many other circumstances that could affect your investment adversely and that could prevent a Fund from achieving its objectives, which are not described here. The principal risks of investing in the Stock Funds are:

  [bullet] MARKET RISK: This is the risk that the price of a security will rise or fall due to changing economic, political or market conditions, or due to a company's individual situation.

  [bullet] PORTFOLIO SELECTION: The portfolio managers may not pick stocks that outperform the market or that do as well as the market. In that case, you may lose money or your investment may not do as well as other similar investments.

  [bullet] SMALLER COMPANIES: The securities of smaller companies may have more risks than those of larger companies -- they may be more susceptible to market downturns and their prices may be more volatile.

  [bullet] FOREIGN SECURITIES: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject.

            [bullet] These risks may include expropriation, confiscatory taxation, withholding taxes on dividends and interest, limitations on the use or transfer of assets by a Fund or the issuers of securities, and political or social instability.

            [bullet] Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special
PROSPECTUS

--------------------------------------------------------------------------------
            problems enforcing claims against foreign governments. In addition, foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.


  [bullet] Foreign markets may be less liquid and more volatile than U.S. markets, and may offer less protection to investors such as the Funds. Rapid increases in money supply may result in speculative investing, contributing to volatility. Equity securities traded in certain foreign countries may trade at high price-earnings multiples that are unsustainable.

  [bullet] Since foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect a Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the U.S. dollar relative to these other currencies will affect adversely the value of the Fund. In addition, some foreign currency values may be volatile, and there is the possibility of governmental controls on currency exchanges or intervention in currency markets.

  [bullet] Foreign markets and securities may be particularly vulnerable to Year 2000 computer problems.

  [bullet] Each of the Stock Funds may invest in issuers located in developing countries.

             [bullet] Developing countries are generally defined as countries in the initial stages of their industrialization cycles with low per capita income.

             [bullet] All of the risks of investing in foreign securities are heightened by investing in developing countries.

             [bullet] The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. These markets often have provided higher rates of return, and greater risks, to investors.


  [bullet] INTEREST RATE RISK: In general, the prices of debt securities rise when interest rates fall and fall when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes. Changes in interest rates will also affect the amount of income a Fund receives. A decline in interest rates may lead to a decline in the Fund's income.

  [bullet] CREDIT RISK: It is possible that some issuers will not make payments (default) on debt obligations held by a Fund. A default will hurt a Fund's performance. Or, an issuer may suffer adverse changes in financial condition that could lower the credit quality of a security, leading to greater volatility in the price of the security and in shares of the Fund. A change in the quality rating of a bond can also make it more difficult for the Fund to sell the bond.

  [bullet] PREPAYMENT AND EXTENSION RISK: The issuers of securities held by a Fund may be able to call a bond or prepay principal, particularly during periods of declining interest rates. In that case, a Fund may not be able to reinvest the proceeds at attractive rates. The Fund would also lose the benefit of falling interest rates on the price of the repaid bond. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Mortgage-backed securities are particularly exposed to prepayment and extension risk.

  [bullet] SPECIAL CHARACTERISTICS OF CONVERTIBLE SECURITIES: Convertible securities are subject to the market risk of stocks, while also subject to interest rate risk and the credit risk of the issuers. Call provisions may allow the issuer to repay the debt before it matures.

  [bullet] An investment in a Fund is not a deposit of BankBoston and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

PROSPECTUS

                             WHO MAY WANT TO INVEST?


            ASSET ALLOCATION FUND
            THE ASSET ALLOCATION FUND MAY BE APPROPRIATE FOR LONG-TERM RETIREMENT PLAN INVESTORS WHO ARE:

            [bullet] seeking a balanced investment program;

            [bullet] seeking protection against inflation.

            GROWTH AND INCOME FUND
            THIS STOCK FUND MAY BE APPROPRIATE FOR LONG-TERM RETIREMENT PLAN INVESTORS WHO ARE:

            [bullet] seeking long-term growth.


            GROWTH FUND
            THIS STOCK FUND MAY BE APPROPRIATE FOR LONG-TERM RETIREMENT PLAN INVESTORS WHO ARE:

            [bullet] seeking long-term growth;

            [bullet] able to tolerate the additional risks of investing in smaller companies;

            [bullet] not seeking income.


            INTERNATIONAL EQUITY FUND
            THIS STOCK FUND MAY BE APPROPRIATE FOR LONG-TERM RETIREMENT PLAN INVESTORS WHO ARE:

            [bullet] seeking long-term growth;

            [bullet] looking for exposure in the international markets and able to tolerate the additional risks associated with these markets;

            [bullet] not seeking income.

            Do not invest in these Funds if you are not prepared to accept volatility of a Fund's share price and substantial losses.

            None of the Stock Funds alone (except the Asset Allocation Fund) provides a balanced investment plan.

PROSPECTUS

--------------------------------------------------------------------------------
[Flag graphic omitted]


            HOW HAVE THE FUNDS PERFORMED?

            The charts and tables below give an indication of the Funds' risks and performance. The charts show changes in the Funds' performance from year to year. The tables show how the Funds' average annual returns for the periods indicated compare to those of a broad measure of market performance.

            WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT A FUND'S PERFORMANCE IN PAST YEARS IS NOT NECESSARILY AN INDICATION OF HOW A FUND WILL DO IN THE FUTURE.


--------------------------------------------------------------------------------
 ASSET ALLOCATION FUND
--------------------------------------------------------------------------------
TOTAL RETURN
(per calendar year)

[Bar Graphic Omitted]

Plot points are as follows:

1994     -0.65%
1995     29.55%
1996     10.48%
1997     20.74%
1998     12.28%

The total return for the six months ended June 30, 1999 was 4.68%.


--------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN
(Quarterly 1994-1998)
--------------------------------------------------------------------------------

                                             QUARTER ENDING
Highest                    10.79%            June 30, 1997
Lowest                     -5.12%            September, 30, 1998


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1998)
--------------------------------------------------------------------------------
                             1 YEAR     5 YEARS     LIFE OF FUND
                                                   (SINCE 6/14/93)
Asset Allocation Fund        12.28%     14.03%         12.92%

S&P 500 Composite Index      28.60%     24.05%         22.38%*

Lehman Aggregate Bond        8.67%       7.27%          7.33%*
Index
--------------------------------------------------------------------------------
*(since 5/31/93)

The table above compares the average annual return of the Fund, which holds a mix of stocks, bonds and other debt securities, to an unmanaged stock index and an unmanaged bond index for the periods indicated.




--------------------------------------------------------------------------------
 GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
TOTAL RETURN
(per calendar year)

[Bar Graphic Omitted]

Plot points are as follow:

1994     -0.18%
1995     30.56%
1996     23.63%
1997     19.66%
1998     22.70%

The total return for the six months ended June 30, 1999 was 1.76%.

--------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN
(Quarterly 1994-1998)
--------------------------------------------------------------------------------
                                           QUARTER ENDING
Highest                     17.32%       December 31, 1998
Lowest                     -12.79%       September 30, 1998
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1998)
--------------------------------------------------------------------------------
                              1 YEAR     5 YEARS    LIFE OF FUND
                                                    (SINCE 6/7/93)
Growth and Income Fund        22.70%     18.79%        18.27%



S&P 500 Composite Index       28.60%     24.05%        22.38%*
--------------------------------------------------------------------------------
*(since 5/31/93)


PROSPECTUS

--------------------------------------------------------------------------------
GROWTH FUND
--------------------------------------------------------------------------------
TOTAL RETURN
(per calendar year)

[Bar Graphic Omitted]
Plot points are as follow:

1997     13.92%
1998      1.36%

The total return for the six months ended June 30, 1999 was 6.92%.




--------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN
(Quarterly 1997-1998)
--------------------------------------------------------------------------------


                                           QUARTER ENDING
Highest                       25.00%       December 31, 1998
Lowest                       -22.74%       September 30, 1998

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1998)
--------------------------------------------------------------------------------
                                    1 YEAR        LIFE OF FUND
                                                 (SINCE 3/28/96)
Growth Fund                          1.36%          11.67%

Russell 2000 Index                  -2.55%          10.68%*
--------------------------------------------------------------------------------
*(since 3/31/96)



--------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
TOTAL RETURN
(per calendar year)

[Bar Graphic Omitted]
Plot points are as follow:

1995     13.34%
1996     13.68%
1997     -0.92%
1998     12.45%

The total return for the six months ended June 30, 1999 was 4.72%.




--------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN
(Quarterly 1995-1998)
--------------------------------------------------------------------------------

                                           QUARTER ENDING
Highest                         16.75%     December 31, 1998
Lowest                         -16.34%     September 30, 1998

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 1998)
--------------------------------------------------------------------------------
                                    1 YEAR        LIFE OF FUND
                                                 (SINCE 1/3/95)


nternational Equity Fund           12.45%          9.45%

Morgan Stanley MSCI EAFE Index      20.00%          9.55%*
--------------------------------------------------------------------------------
*(since 12/31/94)


PROSPECTUS

--------------------------------------------------------------------------------
[calculator graphic omitted]

            WHAT ARE THE FEES AND EXPENSES OF THE FUNDS?

THE TABLES BELOW DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF BOSTON 1784 STOCK FUNDS

------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(fees paid directly from your investment)

------------------------------------------------------------------------------------------------------
                                             ASSET         GROWTH AND       GROWTH    INTERNATIONAL
                                        ALLOCATION FUND    INCOME FUND       FUND      EQUITY FUND

Maximum Sales Charge (Load)                  None             None           None         None
Imposed on Purchases

Maximum Deferred Sales Charge (Load)         None             None           None         None

Maximum Sales Charge (Load)                  None             None           None         None
Imposed on Reinvested Dividends

Redemption Fee                               None             None           None         None

Exchange Fee                                 None             None           None         None

------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets) as a % of average net assets
------------------------------------------------------------------------------------------------------

Management Fees                               .74%            .74%            .74%        1.00%

Distribution (12b-1) Fees                     .25%            .25%            .25%        .25%

Other Expenses                                .22%            .15%            .19%        .20%

Total Annual Fund Operating Expenses         1.21%*          1.14%*          1.18%*      1.45%*

--------------------------------------------------------------------------------
*Each of these Funds' actual total annual fund operating expenses for the most recent fiscal year were less than the amount shown above because the Funds' Distributor waives its entire Distribution Fee. The Distributor may eliminate all or a part of the fee waiver at any time. With the fee waiver, the Funds' actual total annual operating expenses were as follows:

            ASSET ALLOCATION FUND                        .96%
            GROWTH AND INCOME FUND                       .89%
            GROWTH FUND                                  .93%
            INTERNATIONAL EQUITY FUND                   1.20%

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN BOSTON 1784 STOCK FUNDS TO THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN A FUND FOR THE TIME PERIODS INDICATED AND THEN SELL ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME AS SHOWN IN THE TABLE ABOVE. ALTHOUGH YOUR ACTUAL COSTS AND THE RETURN ON YOUR INVESTMENT MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:
-------------------------------------------------------------------------
                    ASSET          GROWTH AND        GROWTH    INTERNATIONAL
               ALLOCATION FUND     INCOME FUND        FUND      EQUITY FUND

-------------------------------------------------------------------------
1 year           $   123            $   116        $   120       $   148

3 years              384                362            375           459

5 years              665                628            649           792

10 years           1,466              1,386          1,432         1,735
-------------------------------------------------------------------------



PROSPECTUS

INVESTING THROUGH YOUR RETIREMENT PLAN
--------------------------------------------------------------------------------
   You may invest in Boston 1784 Funds through your employer-sponsored defined contribution plan. These plans are designed to help you save for retirement. You should contact your employer for information about the features and benefits of your plan, or if you have questions about:

  [BULLET]  HOW TO INVEST IN A FUND

  [BULLET] HOW TO CHANGE THE AMOUNT OF MONEY THAT YOU INVEST IN A FUND ON A REGULAR BASIS

  [BULLET] HOW TO WITHDRAW YOUR MONEY FROM A FUND AND INVEST IN OTHER INVESTMENT OPTIONS

  [BULLET]  WHEN YOU WILL RECEIVE STATEMENTS OF YOUR ACCOUNT

  [BULLET]  HOW MUCH MONEY YOU MAY CONTRIBUTE TO YOUR PLAN

  [BULLET] HOW TO INCREASE OR DECREASE THE AMOUNT OF MONEY THAT YOU ARE CONTRIBUTING TO YOUR PLAN

  [BULLET]  HOW TO MAKE WITHDRAWALS FROM YOUR PLAN

  [BULLET]  HOW TO STOP MAKING CONTRIBUTIONS TO YOUR PLAN

  [BULLET]  WHAT HAPPENS TO YOUR INVESTMENTS IF YOU LEAVE YOUR CURRENT
            EMPLOYMENT

  [BULLET] WHAT ACCESS YOU MAY HAVE TO THE MONEY YOU HAVE INVESTED IN THE PLAN IN THE EVENT OF FINANCIAL HARDSHIPS OR EMERGENCIES

  [BULLET] WHETHER YOU MAY BE ABLE TO TAKE OUT A LOAN FROM YOUR INVESTMENTS IN THE PLAN



PROSPECTUS

PRICING OF FUND SHARES
--------------------------------------------------------------------------------
Each Fund's net asset value per share or NAV is calculated on each day the New York Stock Exchange is open, except for Columbus Day and Veteran's Day. The NAV is the value of a single share of a Fund.


BOND FUNDS AND STOCK FUNDS
Each Fund's NAV is calculated at the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. The NAV is generally based on the market value of the securities held in the Fund. If market values are not available, the fair value of securities is determined using procedures that the Board of Trustees has approved.

Foreign securities are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade in their primary markets on weekends or other days when a Fund does not price its shares. Therefore, the NAV of a Fund holding foreign securities may change on days when shareholders will not be able to buy or sell their Fund shares.

MONEY MARKET FUNDS
The Institutional U.S. Treasury Money Market Fund calculates NAV at 3:00 p.m. Eastern time (12 noon on days when the financial markets close early). In determining the Fund's NAV, securities are valued at amortized cost, which is approximately equal to market value.


DISTRIBUTIONS
--------------------------------------------------------------------------------
When you invest in a Fund through a defined contribution plan, your share of a Fund's net income and gains on its investments is added to your account. Each Fund passes substantially all of its earnings along to its investors as distributions. When a Fund earns dividends from stocks and interest from bonds and other debt securities and distributes these earnings to shareholders, it is called a DIVIDEND DISTRIBUTION. A Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a CAPITAL GAIN DISTRIBUTION. Dividend distributions may be made several times a year, while capital gain distributions are generally made annually. Your distributions from a Fund will be automatically reinvested in additional shares of the Fund and will be added to your account shortly after your plan receives the distributions.

MONEY MARKET FUNDS
The Fund declares dividend distributions each day, and pays distributions monthly. You will not receive a dividend for the day on which you sell shares.


BOND FUNDS
The Funds declare dividend distributions each day, and pays distributions monthly.

STOCK FUNDS
The Asset Allocation Fund and Growth and Income Fund pay dividend distributions, if any, quarterly, generally on the last day of March, June, September and December.

The Growth Fund pays dividend distributions, if any, semi-annually, generally on the last day of June and December.

The International Equity Fund pays dividend distributions, if any, annually, generally on the last day of December.

PROSPECTUS

FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------
Your investment in a Fund will have tax consequences that you should consider. Some of the more common federal tax consequences are described here, but you should consult your tax adviser about state and local taxes and your own particular situation.


So long as your employer's plan remains exempt from federal income tax, you will not have to pay federal income tax on Fund distributions or on any gain you realize on the sale or exchange of Fund shares until you withdraw those amounts from your plan. You will generally have to pay federal income taxes at ordinary income tax rates on distributions the plan makes to you, including in some circumstances a 10% penalty tax on distributions before age 59 1/2. You should consult your plan's administrator for further information regarding the tax status of your plan distributions.

PROSPECTUS

More About Boston 1784 Funds

--------------------------------------------------------------------------------
 MONEY MARKET FUNDS
--------------------------------------------------------------------------------
  [bullet]  BOSTON 1784 INSTITUTIONAL U.S. TREASURY
            MONEY MARKET FUND

PRINCIPAL INVESTMENT STRATEGIES

The principal investment strategies of the Fund are described below. These are the strategies that, in the opinion of the Adviser, are most likely to be important in trying to achieve the Fund's investment objective. Of course, there can be no assurance that the Fund will achieve its investment objective. Please note that the Fund may also use strategies and invest in securities that are not described below, but which are described in the Statement of Additional Information. A Fund is not required to use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the Statement of Additional Information.

WHAT ARE MONEY MARKET INSTRUMENTS?
A MONEY MARKET INSTRUMENT is a short-term IOU issued by banks or other U.S. corporations, or the U.S. government or state or local governments. Money market instruments have maturity dates of 13 months or less. Money market instruments may include certificates of deposit, bankers' acceptances, variable rate demand notes, fixed-term obligations, commercial paper, asset-backed commercial paper and repurchase agreements.

The Fund has specific investment policies and procedures designed to maintain a constant net asset value of $1.00 per share. The Fund complies with industry regulations that apply to money market funds. These regulations require that the Fund's investments mature or be deemed to mature within 397 days from the date purchased and that the average maturity of the Fund's investments (on a dollar-weighted basis) be 90 days or less. In addition, all of the Fund's investments must be in U.S. dollar-denominated high quality securities which have been determined by the Adviser to present minimal credit risks. Investments in high quality, short-term securities such as money market instruments may, in many circumstances, result in a lower yield than would be available from investments in securities with a lower quality or a longer term.


The Fund invests primarily in money market instruments issued by the U.S. Treasury, including bills, notes and bonds, and repurchase agreements secured by U.S. Treasury securities. Under normal circumstances, at least 65% of the Fund's assets are invested in these securities. The Fund invests the rest of its assets in U.S. government obligations issued by agencies or instrumentalities, including mortgage-backed securities.

When selecting securities for the Fund, the portfolio managers use a "top-down" approach, looking first at general economic factors and market conditions, then at individual securities. The portfolio managers look for value while adhering to the credit and other restrictions on money market funds.

ALTHOUGH THE FUND INVESTS IN U.S. GOVERNMENT OBLIGATIONS, AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.


WHAT ARE U.S. GOVERNMENT OBLIGATIONS?
U.S. GOVERNMENT OBLIGATIONS or securities are bonds or other debt obligations issued by, or whose principal and interest are guaranteed by, the U.S. government or one of its agencies or instrumentalities. U.S. Treasury securities and some obligations of U.S. government agencies and instrumentalities are supported by the "full faith and credit" of the United States. Some U.S. government obligations are backed by the right of the issuer to borrow from the U.S. Treasury, and others only by the credit of the issuing agency or instrumentality. U.S. government obligations generally have less credit risk than other debt obligations.

PORTFOLIO MANAGERS OF THE FUND
EMMETT M. WRIGHT, Senior Fund Manager, has been the manager of the Fund since it began operations. Mr. Wright, who has more than seven years of investment management and research analysis experience, was an Associate Fund Manager at BankBoston from 1993 to 1994 and has been a Fund Manager at BankBoston since 1994.

LISA W. LEBOEUF, Fund Manager, has been a co-manager of the Fund since January 1997. Ms. LeBoeuf, who has eight years experience in investment management, has been with BankBoston since 1978.

PROSPECTUS

--------------------------------------------------------------------------------
Bond Funds
--------------------------------------------------------------------------------
Boston 1784 Funds currently offer three Bond Funds:

  [BULLET]  BOSTON 1784 SHORT-TERM INCOME FUND

  [BULLET]  BOSTON 1784 INCOME FUND

  [BULLET]  BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND


PRINCIPAL INVESTMENT STRATEGIES


The principal investment strategies of the Bond Funds are described below. These are the strategies that, in the opinion of the Adviser, are most likely to be important in trying to achieve each Fund's investment objective. Of course, there can be no assurance that any Fund will achieve its investment objective. Please note that each Fund may also use strategies and invest in securities that are not described below, but which are described in the Statement of Additional Information. A Fund is not required to use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the Statement of Additional Information.

Investors should note that during periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, each Fund may invest without limit in cash and U.S. dollar-denominated high quality money market instruments and other short-term securities. These investments may result in a lower yield than would be available from investments with a lower quality or longer term and may prevent a Fund from achieving its investment objective.

Each Fund is actively managed and the portfolio managers may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of mark-ups and fees that the Fund pays to broker-dealers when it buys and sells securities. The "Financial Highlights" section of this Prospectus shows each Fund's historical portfolio turnover rate.


WHAT IS A "TOP-DOWN" APPROACH?
Managers of mutual funds use different styles when selecting securities to purchase. When using a "TOP-DOWN" approach, the portfolio manager looks first at broad market factors and, on the basis of those market factors, chooses certain sectors or industries within the overall market. The manager then looks at individual companies within those sectors or industries.


WHAT ARE MORTGAGE-BACKED SECURITIES?
Home mortgage loans are typically grouped together into "POOLS" by banks and other lending institutions, and interests in these pools are then sold to investors, allowing the bank or other lending institution to have more money available to loan to home buyers. When homeowners make interest and principal payments, these payments are passed on to the investors in the pool. Most of these pools are guaranteed by U.S. government agencies or by government sponsored private corporations -- familiarly called "GINNIE MAE," "FANNIE MAE" and "FREDDIE MAC."

SHORT-TERM INCOME FUND
AND INCOME FUND

The SHORT-TERM INCOME FUND and INCOME FUND invest primarily in debt securities, such as U.S. government obligations, corporate bonds, notes, mortgage- and asset-backed securities, and taxable municipal securities. Under normal circumstances, at least 80% of each Fund's assets are invested in these securities. Both Funds may invest up to 30% of their assets in securities of foreign issuers, including Yankee bonds, which are dollar-denominated bonds issued in the U.S. by foreign borrowers, and issuers in developing countries.


The SHORT-TERM INCOME FUND and INCOME FUND generally invest in investment grade securities. Under normal circumstances, the Funds expect to invest at least 65% of their assets in securities rated A or better by Standard & Poor's or Moody's or of comparable quality as determined by the Adviser. The Funds' portfolios may also include lower rated investment grade securities, securities that were investment grade when purchased by a Fund but have since been down-graded, and securities that are not investment grade at the time of purchase but that the portfolio managers believe will be up-graded to investment grade. The ratings are described in the Statement of Additional Information. Higher quality securities tend to have lower yields than lower quality securities.


When managing the SHORT-TERM INCOME FUND, the portfolio manager's emphasis is on keeping fluctuations in the price of Fund shares at a minimum. For this reason, the Fund's average weighted maturity is normally expected to be not more than three years and the Fund generally maintains an average maturity of between 1.8 years and 2.3 years. Short-term debt securities tend to fluctuate less in price, but also tend to have lower yields, than longer-term securities of comparable quality. However, the Fund is not a money market fund and the price of its shares will fluctuate.

PROSPECTUS

--------------------------------------------------------------------------------
The portfolio managers of the SHORT-TERM INCOME FUND and INCOME FUND use a "top-down" approach to select securities. They review economic outlook, inflation expectation and interest rates to help identify sector weightings and define maturity and duration selection before choosing individual securities. The portfolio managers look at the diversification of the portfolios, and the marketability and liquidity of the individual securities they select. Although the Funds are actively managed, the portfolio managers attempt to manage the Funds so as to minimize capital gains distributions.

The Income Fund's average weighted maturity is expected to be from seven to thirty years under normal circumstances. While longer-term securities tend to have higher yields than short-term securities, their prices tend to fluctuate more as a result of interest rate changes and other factors.


U.S. GOVERNMENT MEDIUM-TERM
INCOME FUND
The U.S. GOVERNMENT MEDIUM-TERM INCOME FUND invests primarily in U.S. government obligations and repurchase agreements secured by U.S. government obligations. Under normal circumstances, at least 65% of the Fund's assets are invested in these securities.


The Fund invests in both U.S. Treasury obligations and obligations such as mortgage-backed securities issued or guaranteed by the U.S. government or its agencies. The Fund also invests in non-government agency mortgage- and asset-backed securities. ALTHOUGH THE FUND INVESTS PRIMARILY IN U.S. GOVERNMENT OBLIGATIONS, AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.


When selecting securities for the Fund, the portfolio managers use a "top-down" economic analysis to determine economic outlook, and the direction in which inflation and interest rates are expected to move, before selecting individual securities for the Fund. The portfolio managers also analyze the yield curve under multiple market conditions to help define maturity and duration selection.

The Fund's average weighted maturity is normally expected to be from three to ten years.


PORTFOLIO MANAGERS OF BOSTON 1784
BOND FUNDS

MARY K. WERLER, Senior Fund Manager, has been the manager of the Short-Term Income Fund since the Fund began operations in July 1994. Ms. Werler, who has more than 12 years of investment management experience, has been a Fund Manager at BankBoston since 1993. From 1987 to 1993, Ms. Werler was an Associate Portfolio Manager with Keystone Investment Co.

EMMETT M. WRIGHT, Senior Fund Manager, and CARL W. PAPPO, Fund Manager, have been co-managers of the U.S. Government Medium-Term Income Fund and the Income Fund since April 1999. Mr. Wright, who has more than seven years of investment management and research analysis experience, was an Associate Fund Manager at BankBoston from 1993 to 1994 and has been a Fund Manager at BankBoston since 1994. He has been the manager of the U.S. Government Medium-Term Income Fund and a manager of the Income Fund since September 1995. Mr. Pappo, who has six years investment management experience, traded fixed income securities at BayBank Investment Management prior to joining the BankBoston investment management team.


--------------------------------------------------------------------------------
  STOCK FUNDS
--------------------------------------------------------------------------------
Boston 1784 Funds currently offer four Stock Funds:

  [BULLET]  BOSTON 1784 ASSET ALLOCATION FUND

  [BULLET]  BOSTON 1784 GROWTH AND INCOME FUND

  [BULLET]  BOSTON 1784 GROWTH FUND

  [BULLET]  BOSTON 1784 INTERNATIONAL EQUITY FUND


PRINCIPAL INVESTMENT STRATEGIES


The principal investment strategies used by the Stock Funds are described below. These are the strategies that, in the opinion of the Adviser, are most likely to be important in trying to achieve each Fund's investment objective. Of course, there can be no assurance that any Fund will achieve its investment objective. Please note that each Fund may also use strategies and invest in securities that are not described below, but which are described in the Statement of Additional Information. A Fund is not required to use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the Statement of Additional Information.

Investors should note that during periods of unusual economic or market conditions, or for temporary defensive purposes or liquidity, each Fund may invest without limit in cash and U.S. dollar-denominated high quality money market and short-term instruments. Because these investments may result in a lower yield than would be available from investments with a lower quality or longer term and do not have the potential for capital appreciation that equity securities have, they may prevent a Fund from achieving its investment objective.

PROSPECTUS

--------------------------------------------------------------------------------
Each of the Stock Funds is actively managed, although the portfolio managers attempt to minimize portfolio turnover. However, from time to time, a Fund's annual portfolio turnover rate may exceed 100%. The sale of securities may produce capital gains, which, when distributed, are taxable to shareholders. Active trading may also increase the amount of commissions or mark-ups the Fund pays to broker-dealers when the Fund buys and sells securities. The "Financial Highlights" section of this Prospectus shows each Fund's historical portfolio turnover rate.

ASSET ALLOCATION FUND
The ASSET ALLOCATION FUND allocates its assets between equity securities, debt securities and short-term or money market instruments. Normally, 30% to 70% of the Fund's assets are invested in equity securities, 30% to 60% are invested in intermediate- and long-term debt securities, and 0% to 40% are invested in short-term debt securities or money market instruments. The portfolio managers determine the mix of investments between equity and debt securities based on current economic and market conditions and the underlying value of the securities.

The equity portion of the Fund is primarily invested in the stocks of large U.S. companies that the portfolio managers believe offer the prospect for above-average earnings growth and are available at reasonable prices. From time to time, the Fund may also invest in mid-sized U.S. companies and in large, multi-national companies based outside of the U.S. In addition to common stock, the Fund's equity securities may include warrants to purchase common stock, debt securities convertible into common stock, convertible and non-convertible preferred stock and depositary receipts.


When selecting equity securities for the Fund, the portfolio managers place particular emphasis on industry selection, seeking stocks in industries that are outperforming the market, and may overweight the portfolio relative to the S&P 500 in these industries. The Fund may similarly be underweighted relative to the S&P 500 in certain industries.

When selecting debt securities for the Fund, the portfolio managers use a "top-down" approach, first performing a broad economic analysis, then identifying sectors believed likely to outperform the market over a particular holding period, and then selecting individual securities. The Fund's debt securities include investment grade corporate debt securities and debt obligations issued or guaranteed as to the payment of principal and interest by the U.S. government or by foreign governments. The Fund may also invest in mortgage-backed and asset-backed securities rated A or better by Standard & Poor's or Moody's or of comparable quality as determined by the Adviser.

The Fund will use short-term debt and money market instruments, including short-term U.S. government and corporate obligations, commercial paper, bank obligations and repurchase agreements, in varying degrees as a risk management tool.

GROWTH AND INCOME FUND
AND GROWTH FUND
The GROWTH AND INCOME FUND and the GROWTH FUND invest primarily in common stock (including depositary receipts) of U.S. and foreign issuers. Typically, it is expected that 80-90% or more of the Funds' assets will be invested in these securities, although the Funds may invest up to 35% of their assets in other securities such as convertible and non-convertible debt securities, preferred stock, warrants, and money market instruments.

The GROWTH AND INCOME FUND emphasizes the stock of U.S. companies with market capitalizations of at least $1 billion. The portfolio managers may also select stocks in smaller U.S. companies, and may invest up to 25% of the Fund's assets in securities of foreign companies, including smaller companies and companies in developing markets. The portfolio managers look for high quality growth companies with strong potential for revenue and earnings increases.

The GROWTH FUND emphasizes securities of U.S. companies with a market capitalization of at least $250 million that the portfolio managers believe have above-average growth potential. The Fund also may invest in securities of smaller, lesser-known companies and may invest up to 25% of its assets in securities of foreign companies, including companies in developing countries. While some of the Fund's investments may pay dividends, current income is not a consideration when selecting investments.

The portfolio managers of the GROWTH AND INCOME FUND and GROWTH FUND use a "bottom-up" approach when selecting securities for the Funds. They look for companies that they believe are in dynamic high growth sectors of the world economy, and that are thought to have dominant or strong competitive positions within their sectors. They also look for companies thought to have quality management and that are expected to have strong earnings growth potential. When looking for companies with a higher growth rate than the general market, the Funds may invest in securities with a higher price-earnings ratio than the general market. However, if the anticipated growth does not occur, the prices of securities of these companies can fall significantly.


PROSPECTUS

--------------------------------------------------------------------------------
WHAT IS A "BOTTOM-UP" APPROACH?
When portfolio managers use a "BOTTOM-UP" approach, they look primarily at individual companies against the context of broader market factors.


Both the GROWTH AND INCOME FUND and GROWTH FUND may engage in foreign currency hedging transactions in an attempt to minimize the effects of currency fluctuations on the Fund. If a Fund does use hedging transactions, it may not be successful or the hedging transactions may cause the Fund to be unable to take advantage of a favorable change in the value of foreign currencies.


INTERNATIONAL EQUITY FUND
The INTERNATIONAL EQUITY FUND invests primarily in equity securities of foreign issuers, including securities of issuers in developing countries.


The Fund's portfolio is diversified as to both country and industry exposure in an attempt to limit the impact of an economic downturn in any particular country or industry sector. However, the Fund is not restricted in the percentage of its assets that it may invest in one particular country or region, and from time to time it may invest a substantial portion of its assets in one or more countries or regions. The Fund emphasizes equity securities of issuers with market capitalizations of at least $100 million that the portfolio managers believe are financially sound, have a track record of growth in earnings and have above-average growth potential.


The portfolio managers screen a large universe of securities as potential investments and then identify companies with suitable market capitalization, liquidity and balance sheet structure whose earnings growth rates have exceeded national averages. The portfolio is then structured to reflect the relative attractiveness of the economies of various countries, and to provide industry diversification. While some of the Fund's investments may pay dividends, current income is not a consideration when selecting investments.


The Fund may engage in foreign currency hedging transactions in an attempt to minimize the effects of currency fluctuations on the Fund. If the Fund does use hedging transactions, it may not be successful or the hedging transactions may cause the Fund to be unable to take advantage of a favorable change in the value of foreign currencies. The Fund may also invest in convertible and non-convertible bonds and other debt securities and money market instruments.


The costs of foreign investing, such as the costs of maintaining custody of securities in foreign countries, frequently are higher than those involved in U.S. investing. As a result, the operating expense ratios of the Fund may be higher than those of investment companies investing only in U.S. securities.


PORTFOLIO MANAGERS OF THE
BOSTON 1784 STOCK FUNDS
EMMETT M. WRIGHT, Senior Fund Manager, and MICHAEL PELOSI, Senior Fund Manager, have been co-managers of the Asset Allocation Fund since October 1997. Mr. Wright, who has more than seven years of investment management and research analysis experience, was an Associate Fund Manager at BankBoston from 1993 to 1994 and has been a Fund Manager at BankBoston since 1994. Mr. Pelosi, who has more than 16 years experience in investment management, research analysis and securities trading at BankBoston, has been a Portfolio Manager since 1988.

EUGENE D. TAKACH, Senior Fund Manager, and THEODORE E. OBER, Senior Fund Manager, have been the co-managers of the Growth and Income Fund and the Growth Fund since the Funds began operations. Mr. Takach, who has more than 30 years experience in investment management, research analysis and securities trading, has been a Portfolio Manager at BankBoston since 1971. Mr. Ober, who has more than eleven years experience in investment management and research analysis, has been a Research Analyst, Fund Manager and Senior Fund Manager at BankBoston since 1987.

KENTON J. IDE, Director of Investments for BankBoston's Private Bank, and WILLIAM S. STACK, a Director at Kleinwort Benson Investment Management Americas Inc., currently co-manage the International Equity Fund. Mr. Ide, who has more than 20 years experience in investment management and research analysis, has been with BankBoston since early 1993. He has been a co-manager of the International Equity Fund since 1995. From 1983 to 1993, Mr. Ide was a Senior Vice President with the Private Client Group of Boston Safe Deposit and Trust Company. Mr. Stack, who has more than 25 years of experience managing domestic and international equities, has been with Kleinwort since 1996. He is also a Senior Managing Director of Dresdner RCM Global Investors LLC (an affiliate of Kleinwort), with which he has been associated since 1994, and is a member of its Board of Directors.

PROSPECTUS

MANAGEMENT
--------------------------------------------------------------------------------
INVESTMENT ADVISER
BankBoston is the investment adviser of each Fund and, subject to policies set by the Trustees, makes investment decisions. BankBoston is the successor to a bank chartered in 1784 and offers a wide range of banking and investment services to customers throughout the world. BankBoston has been providing asset management services since 1890. The Private Bank Division of BankBoston is the investment management group within BankBoston that advises the Funds. As of July 31, 1999, BankBoston's Private Bank was responsible for the investment management of approximately $30 billion of individual, institutional, endowment and corporate assets, including $9.8 billion in assets of the Funds, in money market, equity, and fixed income securities. BankBoston's Private Bank has earned national recognition and respect as an investment manager. BankBoston's legal name is BankBoston, National Association and its address is 100 Federal Street, Boston, Massachusetts 02110.

On March 14, 1999, BankBoston Corporation, the parent company of BankBoston, and Fleet Financial Group, Inc. entered into an Agreement and Plan of Merger under which BankBoston Corporation will be merged with Fleet Financial Group, subject to certain conditions. After the merger, which is expected to be effective by the last quarter of 1999, BankBoston will be a subsidiary of the merged company.

Kleinwort Benson Investment Management Americas Inc. ("Kleinwort") serves as co-investment adviser to the International Equity Fund with BankBoston. Investment decisions are joint. Kleinwort, 4 Embarcadero Center, San Francisco, California 94111, is a U.S.-based investment adviser which is indirectly owned by Dresdner Bank AG. Since it began operations in 1980, Kleinwort has managed investment accounts, primarily for institutions in North America, comprised of equity, fixed income and balanced portfolios. Kleinwort and its affiliates manage approximately $68 billion of assets.

MANAGEMENT FEES
The following chart shows the investment management fees paid by each Fund during the last fiscal year.

--------------------------------------------------------------------------------
MANAGEMENT FEES PAID
(expressed as a percentage of average net assets)
--------------------------------------------------------------------------------
Institutional U.S. Treasury Money Market Fund         .20%
Short-Term Income Fund                                .50
Income Fund                                           .68
U.S. Government Medium-Term Income Fund               .67
Asset Allocation Fund                                 .74
Growth and Income Fund                                .74
Growth Fund                                           .74
International Equity Fund                            1.00

BankBoston waives its investment management fees, if necessary, to limit the total operating expenses of a Fund to a specified level. BankBoston also may contribute to the Funds from time to time to help them maintain competitive expense ratios. These arrangements are voluntary and may be terminated at any time. The fees without waivers are shown in the fee tables.

YEAR 2000
Boston 1784 Funds have been working to prepare for the Year 2000 transition and have taken steps to provide seamless processing for all systems and applications utilized by the Funds' service providers. We have sought and received assurances from each service provider that their computer systems have been remediated for Year 2000. We are continuing to monitor the progress of these service providers with respect to the testing of modified systems, and have sought and received assurances that such testing confirms Year 2000 readiness

While we have received such assurances, the Funds and their shareholders may experience losses if these assurances prove to be incorrect. Losses could also arise as a result of Year 2000 computer difficulties experienced by third parties, such as banks and broker-dealers or securities exchanges with which the Funds do business.

An additional Year 2000 consideration is the readiness of the companies in which Boston 1784 Funds have invested. The Year 2000, like any other market influence, could quite possibly impact Fund performance adversely. Boston 1784 Funds' portfolio managers consider the Year 2000 transition, like any other factor, in making investment decisions.

It is important to understand that Boston 1784 Funds cannot warrant or guarantee the Year 2000 readiness of any third party.



PROSPECTUS

Distribution Arrangements
--------------------------------------------------------------------------------

Boston 1784 Funds do not charge any sales loads, deferred sales loads or other fees when you purchase shares.

Each Fund, other than the Institutional U.S. Treasury Money Market Fund, has adopted a plan under rule 12b-1. The plan allows a Fund to use part of the Fund's assets (up to .25% of its average daily net assets) for the sale and distribution of its shares, including advertising, marketing and other promotional activities. Because these fees are paid out of Fund assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The Funds' Distributor currently waives these fees on a voluntary basis. This fee waiver may be terminated in whole or in part at any time.



PROSPECTUS
                                       26

FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand a Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Funds' financial statements, are included in the Funds' Annual Reports, which are available upon request.


--------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS
--------------------------------------------------------------------------------------------------------------------------------

                                       NET                                      NET                     NET
                                      ASSET                  DISTRIBUTIONS     ASSET                   ASSETS         RATIO
                                      VALUE        NET         FROM NET        VALUE                    END        OF EXPENSES
                                    BEGINNING   INVESTMENT    INVESTMENT        END       TOTAL       OF PERIOD     TO AVERAGE
                                    OF PERIOD     INCOME         INCOME      OF PERIOD    RETURN       (000)        NET ASSETS


--------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND
For the year ended May 31, 1999       $1.00        0.05          (0.05)        $1.00       4.90%     $4,346,037       0.31%
For the year ended May 31, 1998       $1.00        0.05          (0.05)        $1.00       5.36%     $4,285,801       0.33%
For the year ended May 31, 1997       $1.00        0.05          (0.05)        $1.00       5.16%     $2,591,487       0.33%
For the year ended May 31, 1996       $1.00        0.05          (0.05)        $1.00       5.45%     $  644,733       0.32%
For the year ended May 31, 1995       $1.00        0.05          (0.05)        $1.00       5.05%     $  395,585       0.30%


--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
 BOND FUNDS
--------------------------------------------------------------------------------------------------------------------------------

                                       NET                    REALIZED AND                                  NET
                                      ASSET                    UNREALIZED  DISTRIBUTIONS  DISTRIBUTIONS    ASSET
                                      VALUE        NET          GAINS OR      FROM NET        FROM         VALUE
                                    BEGINNING   INVESTMENT    (LOSSES) ON    INVESTMENT      CAPITAL        END       TOTAL
                                    OF PERIOD     INCOME      INVESTMENTS     INCOME         GAINS      OF PERIOD    RETURN

--------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 SHORT-TERM INCOME FUND
For the year ended May 31, 1999      $10.09        0.54          (0.07)        (0.54)           --        $10.02       4.70%
For the year ended May 31, 1998      $ 9.98        0.57           0.11         (0.57)           --        $10.09       6.98%
For the year ended May 31, 1997      $ 9.93        0.58           0.05         (0.58)           --        $ 9.98       6.47%
For the year ended May 31, 1996      $10.09        0.60          (0.12)        (0.60)        (0.04)       $ 9.93       4.87%
For the period ended May 31, 1995(1) $10.00        0.56           0.09         (0.56)           --        $10.09       6.74%*

--------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 INCOME FUND
For the year ended May 31, 1999      $10.25        0.55          (0.26)        (0.55)        (0.06)       $ 9.93       2.83%
For the year ended May 31, 1998      $ 9.99        0.61           0.26         (0.61)           --        $10.25       8.88%
For the year ended May 31, 1997      $ 9.90        0.63           0.17         (0.63)        (0.08)       $ 9.99       8.32%
For the year ended May 31, 1996      $10.39        0.65          (0.37)        (0.65)        (0.12)       $ 9.90       2.64%
For the period ended May 31, 1995(1) $10.00        0.62           0.39         (0.62)           --        $10.39      10.69%*

--------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND
For the year ended May 31, 1999      $ 9.60        0.51          (0.15)        (0.51)           --        $ 9.45       3.73%
For the year ended May 31, 1998      $ 9.37        0.55           0.23         (0.55)           --        $ 9.60       8.56%
For the year ended May 31, 1997      $ 9.31        0.59           0.06         (0.59)           --        $ 9.37       7.16%
For the year ended May 31, 1996      $ 9.57        0.61          (0.26)        (0.61)           --        $ 9.31       3.65%
For the year ended May 31, 1995      $ 9.36        0.58           0.21         (0.58)           --        $ 9.57       8.79%

--------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS
---------------------------------------------------------------------------------------------------
                                            RATIO                             RATIO OF NET
                                            OF NET         RATIO OF           INVESTMENT
                                          INVESTMENT     EXPENSES TO          INCOME TO
                                            INCOME       AVERAGE NET          AVERAGE NET
                                          TO AVERAGE  ASSETS (EXCLUDING    ASSETS (EXCLUDING
                                          NET ASSETS       WAIVERS)             WAIVERS)
---------------------------------------------------------------------------------------------------
BOSTON 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET
For the year ended May 31, 1999             4.79%           0.31%               4.79%
For the year ended May 31, 1998             5.24%           0.33%               5.24%
For the year ended May 31, 1997             5.05%           0.34%               5.04%
For the year ended May 31, 1996             5.29%           0.39%               5.22%
For the year ended May 31, 1995             5.12%           0.41%               5.01%

---------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
 BOND FUNDS
--------------------------------------------------------------------------------------------------------------------------------
                                                                 RATIO OF                            RATIO OF NET
                                      NET         RATIO OF         NET            RATIO OF            INVESTMENT
                                     ASSET        EXPENSES      INVESTMENT       EXPENSES TO          INCOME TO
                                     END OF      TO AVERAGE       INCOME      AVERAGE NET ASSETS      AVERAGE NET      PORTFOLIO
                                     PERIOD          NET        TO AVERAGE       (EXCLUDING        ASSETS (EXCLUDING   TURNOVER
                                     (000)         ASSETS       NET ASSETS         WAIVERS)            WAIVERS)          RATE
--------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 SHORT-TERM INCOME FUND
For the year ended May 31, 1999     $176,032        0.64%         5.30%              0.89%               5.05%          36.57%
For the year ended May 31, 1998     $197,256        0.64%         5.67%              0.89%               5.42%          83.84%
For the year ended May 31, 1997     $194,033        0.65%         5.78%              0.93%               5.50%         128.11%
For the year ended May 31, 1996     $ 86,383        0.63%         5.87%              1.06%               5.44%          95.06%
For the period ended May 31, 1995(1)$ 52,581        0.48%         6.31%              1.27%               5.52%          84.54%
--------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 INCOME FUND
For the year ended May 31, 1999     $343,196        0.80%         5.37%              1.11%               5.06%          64.34%
For the year ended May 31, 1998     $392,556        0.80%         5.91%              1.11%               5.60%          79.09%
For the year ended May 31, 1997     $334,778        0.80%         6.31%              1.15%               5.96%          78.63%
For the year ended May 31, 1996     $235,022        0.80%         6.17%              1.20%               5.77%         100.51%
For the period ended May 31, 1995(1)$196,515        0.55%         7.01%              1.23%               6.33%          80.53%
--------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND
For the year ended May 31, 1999     $276,781        0.80%         5.25%              1.12%                4.93%          47.85%
For the year ended May 31, 1998     $252,719        0.80%         5.80%              1.12%                5.48%          73.65%
For the year ended May 31, 1997     $209,141        0.79%         6.30%              1.16%                5.93%          98.22%
For the year ended May 31, 1996     $167,494        0.80%         6.23%              1.24%                5.79%         158.66%
For the year ended May 31, 1995     $130,081        0.80%         6.24%              1.27%                5.77%         142.14%
--------------------------------------------------------------------------------------------------------------------------------

* Returns are for the period indicated and have not been annualized.
(1) The Short-Term Income and Income Funds commenced operations on July 1, 1994. All ratios for the period have been annualized.

PROSPECTUS

---------------------------------------------------------------------------------------------------------------------------
STOCK FUNDS
---------------------------------------------------------------------------------------------------------------------------


                                       NET                    REALIZED AND                                  NET
                                      ASSET         NET        UNREALIZED  DISTRIBUTIONS  DISTRIBUTIONS    ASSET
                                      VALUE      INVESTMENT     GAINS OR      FROM NET        FROM         VALUE
                                    BEGINNING     INCOME      (LOSSES) ON    INVESTMENT      CAPITAL        END       TOTAL
                                    OF PERIOD     (LOSS)      INVESTMENTS     INCOME          GAINS      OF PERIOD    RETURN
---------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 ASSET ALLOCATION FUND
For the year ended May 31, 1999      $15.16        0.38           0.48         (0.39)        (0.66)       $14.97       5.92%
For the year ended May 31, 1998      $13.40        0.37           2.30         (0.38)        (0.53)       $15.16      20.51%
For the year ended May 31, 1997      $12.31        0.34           1.44         (0.33)        (0.36)       $13.40      14.89%
For the year ended May 31, 1996      $10.99        0.31           1.61         (0.31)        (0.29)       $12.31      17.83%
For the year ended May 31, 1995      $ 9.84        0.28           1.15         (0.27)        (0.01)       $10.99      14.84%
---------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 GROWTH AND INCOME FUND
For the year ended May 31, 1999      $21.72        0.02           0.97         (0.04)        (0.50)       $22.17       4.65%
For the year ended May 31, 1998      $17.54        0.07           4.55         (0.09)        (0.35)       $21.72      26.71%
For the year ended May 31, 1997      $15.23        0.12           2.63         (0.11)        (0.33)       $17.54      18.33%
For the year ended May 31, 1996      $12.16        0.10           3.08         (0.11)        (0.00)       $15.23      26.32%
For the year ended May 31, 1995      $10.57        0.11           1.67         (0.10)        (0.09)       $12.16      17.09%
---------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 GROWTH FUND
For the year ended May 31, 1999      $12.93       (0.08)         (0.41)           --         (0.38)       $12.06      (3.54)%
For the year ended May 31, 1998      $12.20       (0.05)          1.59            --         (0.81)       $12.93      12.64%
For the year ended May 31, 1997      $11.27        0.02           0.96         (0.05)        (0.00)       $12.20       8.77%
For the period ended May 31, 1996 (1)$10.00        0.02           1.25         (0.00)        (0.00)       $11.27      12.70%*
---------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 INTERNATIONAL EQUITY FUND
For the year ended May 31, 1999      $13.69          --          (0.66)        (0.03)        (0.08)       $12.92      (4.85)
For the year ended May 31, 1998      $13.20       (0.02)          0.80         (0.15)        (0.14)       $13.69       6.19%
For the year ended May 31, 1997      $12.05        0.07           1.23         (0.09)        (0.06)       $13.20      10.93%
For the year ended May 31, 1996      $10.41        0.11           1.85         (0.27)        (0.05)       $12.05      19.08%
For the period ended May 31, 1995 (2)$10.00        0.06           0.35         (0.00)        (0.00)       $10.41       4.73%*
---------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS  (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
STOCK FUNDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                    RATIO OF                            RATIO OF NET
                                         NET         RATIO OF         NET            RATIO OF            INVESTMENT
                                        ASSETS       EXPENSES      INVESTMENT       EXPENSES TO          INCOME TO
                                        END OF      TO AVERAGE       INCOME      AVERAGE NET ASSETS      AVERAGE NET       PORTFOLIO
                                        PERIOD          NET        TO AVERAGE       (EXCLUDING        ASSETS (EXCLUDING    TURNOVER
                                        (000)         ASSETS       NET ASSETS         WAIVERS)            WAIVERS)           RATE
------------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 ASSET ALLOCATION FUND
For the year ended May 31, 1999        $ 53,371        0.96%         2.57%              1.21%                2.32%           49.78%
For the year ended May 31, 1998        $ 50,283        0.98%         2.66%              1.23%                2.41%           47.83%
For the year ended May 31, 1997        $ 35,522        1.07%         2.87%              1.37%                2.57%           23.60%
For the year ended May 31, 1996        $ 16,831        1.25%         2.86%              1.90%                2.21%           39.56%
For the year ended May 31, 1995        $  8,622        1.25%         2.88%              2.51%                1.62%           67.23%
------------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 GROWTH AND INCOME FUND
For the year ended May 31, 1999        $549,416        0.89%         0.12%              1.14%               (0.13)%          50.15%
For the year ended May 31, 1998        $553,997        0.90%         0.36%              1.15%                0.11%           39.03%
For the year ended May 31, 1997        $457,952        0.92%         0.77%              1.19%                0.50%           15.35%
For the year ended May 31, 1996        $303,463        0.94%         0.78%              1.24%                0.48%           39.50%
For the year ended May 31, 1995        $229,200        0.94%         1.05%              1.23%                0.76%           38.94%
------------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 GROWTH FUND
For the year ended May 31, 1999        $185,476        0.93%        (0.39)%             1.18%               (0.64)%          61.02%
For the year ended May 31, 1998        $257,550        0.91%        (0.35%)             1.16%               (0.60%)          48.60%
For the year ended May 31, 1997        $261,487        0.77%         0.17%              1.15%               (0.21%)          57.46%
For the period ended May 31, 1996 (1)  $ 46,026        0.20%         1.75%              1.73%                0.22%            0.00%
------------------------------------------------------------------------------------------------------------------------------------
BOSTON 1784 INTERNATIONAL EQUITY FUND
For the year ended May 31, 1999        $389,753        1.20%         0.06%              1.45%               (0.19)%         115.83%
For the year ended May 31, 1998        $469,819        1.24%         0.04%              1.49%               (0.21%)         103.47%
For the year ended May 31, 1997        $503,048        1.27%         0.41%              1.52%                0.16%           22.88%
For the year ended May 31, 1996        $362,460        1.13%         0.76%              1.61%                0.28%           15.55%
For the period ended May 31, 1995 (2)  $148,439        0.89%         2.06%              1.70%                1.25%           11.03%
------------------------------------------------------------------------------------------------------------------------------------

* Returns are for the period indicated and have not been annualized.
(1) The Growth Fund commenced operations on March 28, 1996. All ratios for the period have been annualized.
(2) The International Equity Fund commenced operations on January 3, 1995. All ratios for the period have been annualized.

PROSPECTUS

                                                                     Rule 497(c)
                                                              File Nos. 33-58004
                                                                        811-7474

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT THE FUNDS.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS IS AVAILABLE IN THE FUNDS' ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. IN THE FUNDS' ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUNDS' PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU CAN OBTAIN A FREE COPY OF THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION AND/OR FREE COPIES OF THE FUNDS' MOST RECENT ANNUAL OR SEMI-ANNUAL REPORTS BY CALLING 1-800-BKB-1784. THE MATERIAL YOU REQUEST WILL BE SENT BY FIRST-CLASS MAIL, OR OTHER MEANS DESIGNED TO ENSURE EQUALLY PROMPT DELIVERY, WITHIN THREE BUSINESS DAYS OF RECEIPT OF THE REQUEST.

THE STATEMENT OF ADDITIONAL INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED INTO THIS PROSPECTUS BY REFERENCE.

INFORMATION ABOUT THE FUNDS (INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 1-800-SEC-0330. COPIES OF THIS INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE, BY WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009.

REPORTS AND OTHER INFORMATION ABOUT THE FUNDS ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV.

        THIS PROSPECTUS IS INTENDED FOR USE BY RETIREMENT PLAN INVESTORS.


[LOGO OMITTED]

BOSTON 1784 FUNDS
P.O. BOX 8524
BOSTON, MA 02266-8524
1-800-BKB-1784
www.boston1784funds.com

File No. 811-7474

MF-0170




                                   Prospectus
                                  Boston 1784
                               Money Market Funds

                                 [LOGO OMITTED]

                     BOSTON 1784 TAX-FREE MONEY MARKET FUND
                   BOSTON 1784 U.S. TREASURY MONEY MARKET FUND
                            BOSTON 1784 INSTITUTIONAL
                         U.S. TREASURY MONEY MARKET FUND
                       BOSTON 1784 PRIME MONEY MARKET FUND
                            BOSTON 1784 INSTITUTIONAL
                             PRIME MONEY MARKET FUND

          Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon
                  the adequacy or accuracy of this prospectus.
            Any representation to the contrary is a criminal offense.


                                October 1, 1999

TABLE OF CONTENTS
--------------------------------------------------------------------------------
BOSTON 1784 MONEY MARKET FUNDS...............................................1

SHAREHOLDER SERVICES.........................................................9

              HOW TO REACH THE FUNDS.........................................9
              TYPES OF ACCOUNTS..............................................9
              HOW TO OPEN AN ACCOUNT.........................................9
              HOW TO PURCHASE SHARES........................................10
              HOW TO SELL SHARES............................................11
              SHAREHOLDER SERVICES AND POLICIES.............................13

PRICING OF FUND SHARES......................................................16

DISTRIBUTIONS...............................................................16

FEDERAL TAX CONSIDERATIONS..................................................17

MORE ABOUT BOSTON 1784 MONEY MARKET FUNDS...................................18

MANAGEMENT..................................................................21

DISTRIBUTION ARRANGEMENTS...................................................22

FINANCIAL HIGHLIGHTS........................................................23

PROSPECTUS

BOSTON 1784 MONEY MARKET FUNDS
--------------------------------------------------------------------------------
TAX-FREE MONEY MARKET FUND

U.S. TREASURY MONEY MARKET FUND

INSTITUTIONAL U.S. TREASURY
  MONEY MARKET FUND

PRIME MONEY MARKET FUND

INSTITUTIONAL PRIME MONEY MARKET FUND


THIS SUMMARY BRIEFLY DESCRIBES EACH BOSTON 1784 MONEY MARKET FUND AND THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS. FOR FURTHER INFORMATION ON THESE FUNDS, PLEASE READ THE SECTION ENTITLED MORE ABOUT BOSTON 1784 MONEY MARKET FUNDS.



[ICON OMITTED]
WHAT ARE THE
FUNDS' GOALS?

TAX-FREE MONEY MARKET FUND
The Tax-Free Money Market Fund's goals are to preserve the principal value of a shareholder's investment and maintain a high degree of liquidity while providing current income that is exempt from federal income tax.

U.S. TREASURY MONEY MARKET FUND
INSTITUTIONAL U.S. TREASURY
   MONEY MARKET FUND
PRIME MONEY MARKET FUND
INSTITUTIONAL PRIME
   MONEY MARKET FUND
The Funds' goals are to preserve the principal value of a shareholder's investment and to maintain a high degree of liquidity while providing current income.


WHAT IS A MONEY MARKET FUND?

A MONEY MARKET FUND is a type of mutual fund that tries to maintain a share price of $1.00 while paying income to its shareholders. A stable share price protects your investment from loss ("PRESERVATION OF PRINCIPAL"). If you need to sell your shares at any time, you should receive your initial investment plus any income that you have earned (thereby providing "LIQUIDITY"). However, a money market fund does not guarantee that you will receive your money back.


A money market fund must follow strict rules as to the investment quality, maturity, diversification and other features of the securities it purchases. The average remaining maturity of the securities cannot be greater than 90 days. The remaining maturity of a security is the period of time until the principal amount must be repaid.


PROSPECTUS
                                        1

--------------------------------------------------------------------------------
[CHESS PIECE GRAPHIC OMITTED]



WHAT ARE THE FUNDS' MAIN
INVESTMENT STRATEGIES?



TAX-FREE MONEY MARKET FUND
The Tax-Free Money Market Fund invests primarily in short-term municipal securities, which are debt securities issued by states, cities and towns and other political or public entities or agencies. The interest paid on these debt securities is free from federal income tax. The Fund may also enter into repurchase agreements and invest in limited amounts in securities paying interest that is not free from federal taxes.


U.S. TREASURY MONEY
MARKET FUND

The U.S. Treasury Money Market Fund invests primarily in short-term U.S. government obligations, including Treasury securities, U.S. government agency securities and repurchase agreements secured by U.S. government obligations.



INSTITUTIONAL U.S. TREASURY
MONEY MARKET FUND

The Institutional U.S. Treasury Money Market Fund invests primarily in short-term U.S. government obligations, including Treasury securities, U.S. government agency securities and repurchase agreements secured by U.S. government obligations.



PRIME MONEY MARKET FUND

The Prime Money Market Fund invests primarily in high quality short-term debt obligations, including commercial paper, asset-backed commercial paper, corporate bonds, U.S. government agency obligations, taxable municipal securities and repurchase agreements.


INSTITUTIONAL PRIME
MONEY MARKET FUND

The Institutional Prime Money Market Fund invests primarily in high quality short-term debt obligations, including commercial paper, asset-backed commercial paper, corporate bonds, U.S. government agency obligations, taxable municipal securities and repurchase agreements.


WHAT ARE U.S. GOVERNMENT OBLIGATIONS?
U.S. GOVERNMENT OBLIGATIONS or securities are bonds or other debt obligations issued by, or whose principal and interest are guaranteed by, the U.S. government or one of its agencies or instrumentalities. U.S. Treasury securities and some obligations of U.S. government agencies and instrumentalities are supported by the "full faith and credit" of the United States. Some U.S. government obligations are backed by the right of the issuer to borrow from the U.S. Treasury, and others only by the credit of the issuing agency or instrumentality. U.S. government obligations generally have less credit risk than other debt obligations.

PROSPECTUS

--------------------------------------------------------------------------------
[ROAD SIGN GRAPHIC OMITTED]


WHAT ARE THE MAIN RISKS OF INVESTING
IN BOSTON 1784 MONEY MARKET FUNDS?

The principal risks of investing in the Money Market Funds and the circumstances reasonably likely, in the opinion of the Adviser, to affect your investment adversely are described below. Please note that there are many other factors that could affect your investment adversely and that could prevent a Fund from achieving its objectives, which are not described here. The principal risks are:

[bullet] The rate of income will vary from day to day depending on short-term interest rates.

[bullet] It is possible that a major change in interest rates or a default on a security or a repurchase agreement held by a Fund could cause the value of your investment or the performance of the Fund to decline.


[bullet] Each Money Market Fund may invest up to 5% of its total assets in zero coupon securities called STRIPS, which are the separately traded interest and principal component parts of U.S. Treasury securities. The interest-only component is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only component generally is unusually volatile in response to changes in interest rates.

[bullet] An investment in a Fund is not a deposit of BankBoston and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

[bullet] Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

PROSPECTUS

--------------------------------------------------------------------------------
                             WHO MAY WANT TO INVEST?

TAX-FREE MONEY MARKET FUND
THIS MONEY MARKET FUND MAY BE APPROPRIATE FOR INVESTORS WHO:

[bullet] are investing for a short period of time or as part of a savings plan; [bullet] are uncomfortable with an investment that will go up and down in value; [bullet] want to earn income exempt from federal taxes.
It is not an appropriate investment for tax-sheltered accounts such as IRAs.

U.S. TREASURY MONEY MARKET FUND
THIS MONEY MARKET FUND MAY BE APPROPRIATE FOR INVESTORS WHO:

[bullet] are investing for a short period of time or as part of a savings plan; [bullet] are uncomfortable with an investment that will go up and down in value; [bullet] want the added safety of U.S. government securities.

INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND
THIS MONEY MARKET FUND MAY BE APPROPRIATE FOR INSTITUTIONAL INVESTORS WHO:

[bullet] are investing for a short period of time;
[bullet] want the added safety of U.S. government securities.

PRIME MONEY MARKET FUND
THIS MONEY MARKET FUND MAY BE APPROPRIATE FOR INVESTORS WHO:

[bullet] are investing for a short period of time or as part of a savings plan; [bullet] are uncomfortable with an investment that will go up and down in value; [bullet] are looking for higher returns than are usually available from U.S.
         Treasury money market funds.

INSTITUTIONAL PRIME MONEY MARKET FUND
THIS MONEY MARKET FUND MAY BE APPROPRIATE FOR INSTITUTIONAL INVESTORS WHO:

[bullet] are investing for a short period of time;
[bullet] are looking for higher returns than are usually available from U.S.
         Treasury money market funds.

None of the Money Market Funds alone provides a balanced investment plan.

PROSPECTUS

--------------------------------------------------------------------------------
[FLAG GRAPHIC OMITTED]


            HOW HAVE THE FUNDS PERFORMED?


            The charts and tables below give an indication of the Funds' risks and performance. The charts show changes in the Funds' performance from year to year. The tables show how the Funds' average annual returns for the periods indicated compare to those of a broad measure of money market performance.


            WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT A FUND'S PERFORMANCE IN PAST YEARS IS NOT NECESSARILY AN INDICATION OF HOW A FUND WILL DO IN THE FUTURE.

--------------------------------------------------------------------------------
TAX-FREE MONEY MARKET FUND
--------------------------------------------------------------------------------
TOTAL RETURN
(per calendar year)

[GRAPH OMITTED]
[PLOT POINTS FOLLOW]

2.71%  3.75%  3.25%  3.33%  3.15%
1994   1995   1996   1997   1998

The total return for the six months ended June 30, 1999 was 1.44%.
--------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN (Quarterly 1994-1998)
--------------------------------------------------------------------------------
                                      QUARTER ENDING
Highest             0.96%             June 30, 1995
Lowest              0.58%             March 31, 1994
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (through December 31, 1998)
--------------------------------------------------------------------------------
                         1 YEAR   5 YEARS   LIFE OF FUND
                                           (SINCE 6/14/93)
Tax-Free Money           3.15%    3.24%      3.16%
Market Fund

IBC/Financial Data       2.92%    2.92%      2.82%*
Stockbroker
& General Purpose
Tax-Free Average
--------------------------------------------------------------------------------
*(since 5/31/93)

--------------------------------------------------------------------------------
U.S. TREASURY MONEY MARKET FUND
--------------------------------------------------------------------------------
TOTAL RETURN
(per calendar year)

[GRAPH OMITTED]
[PLOT POINTS FOLLOW]

3.72%   5.43%   4.82%   4.96%   4.86%
1994    1995    1996    1997    1998

The total return for the six months ended June 30, 1999 was 2.09%.

--------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN (Quarterly 1994-1998)
--------------------------------------------------------------------------------
                                      Quarter Ending
Highest             1.38%             June 30, 1995
Lowest              0.64%             March 31, 1994
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (through December 31, 1998)
--------------------------------------------------------------------------------
                       1 YEAR    5 YEARS   LIFE OF FUND
                                           (SINCE 6/7/93)
U.S. Treasury Money    4.86%     4.76%       4.54%
Market Fund

IBC/Financial Data     4.90%     4.70%       4.48%*
U.S. Government
& Agencies Average
--------------------------------------------------------------------------------
*(since 5/31/93)

         FOR UP-TO-DATE YIELD INFORMATION, PLEASE CALL 1-800-BKB-1784.

PROSPECTUS
                                        5

--------------------------------------------------------------------------------
 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND
--------------------------------------------------------------------------------
TOTAL RETURN
(per calendar year)

[GRAPH OMITTED]
[PLOT POINTS FOLLOW]
4.04%  5.69%  5.14%  5.30%  5.20%
1994   1995   1996   1997   1998

The total return for the six months ended June 30, 1999 was 2.26%.

--------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN (Quarterly 1994-1998)
--------------------------------------------------------------------------------
                                      QUARTER ENDING
Highest             1.43%             June 30, 1995
Lowest              0.76%             March 31, 1994
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (through December 31, 1998)
--------------------------------------------------------------------------------
                       1 YEAR    5 YEARS    LIFE OF FUND
                                           (SINCE 6/14/93)
Institutional U.S.     5.20%     5.07%       4.87%
Treasury Money
Market Fund

IBC/Financial Data     5.10%     4.98%       4.76%*
Government-Only
Institutional-
Only Average
--------------------------------------------------------------------------------
*(since 5/31/93)

--------------------------------------------------------------------------------
 PRIME MONEY MARKET FUND
--------------------------------------------------------------------------------
TOTAL RETURN
(per calendar year)

[GRAPH OMITTED]
[PLOT POINTS FOLLOW]

3.48%  2.72%  3.75%  5.49%  5.02%  5.14%  5.06%
1992   1993   1994   1995   1996   1997   1998

The total return for the six months ended June 30, 1999 was 2.19%.


--------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN (Quarterly 1992-1998)
--------------------------------------------------------------------------------
                                      QUARTER ENDING
Highest             1.39%             June 30, 1995
Lowest              0.66%             March 31, 1994
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (through December 31, 1998)
--------------------------------------------------------------------------------
                      1 YEAR    5 YEARS    LIFE OF FUND
                                          (SINCE 6/6/91)
Prime Money           5.06%     4.89%        4.45%
Market Fund

IBC/Financial Data    4.96%     4.79%        4.34%*
First Tier Money
Market Average
--------------------------------------------------------------------------------
*(since 5/31/91)

         FOR UP-TO-DATE YIELD INFORMATION, PLEASE CALL 1-800-BKB-1784.

PROSPECTUS
                                        6

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INSTITUTIONAL PRIME MONEY MARKET FUND
--------------------------------------------------------------------------------
TOTAL RETURN
(per calendar year)

[GRAPH OMITTED]
[PLOT POINT FOLLOWS]

5.40%
1998

The total return for the six months ended June 30, 1999 was 2.35%.



--------------------------------------------------------------------------------
HIGHEST AND LOWEST RETURN (Quarterly 1998)
--------------------------------------------------------------------------------

                                  QUARTER ENDING
Highest             1.35%         September 30, 1998
Lowest              1.27%         December 31, 1998
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (through December 31, 1998)
--------------------------------------------------------------------------------
                              1 YEAR       LIFE OF FUND
                                           (SINCE 11/5/97)

Institutional Prime            5.40%           5.43%
Money Market Fund


IBC/Financial Data First Tier  5.33%           5.35%*
Institutional Only Average
--------------------------------------------------------------------------------
*(since 10/31/97)


         FOR UP-TO-DATE YIELD INFORMATION, PLEASE CALL 1-800-BKB-1784.

PROSPECTUS

[CALCULATOR GRAPHIC OMITTED]


            WHAT ARE THE FEES AND EXPENSES OF THE FUNDS?

THE TABLES BELOW DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD SHARES OF BOSTON 1784 MONEY MARKET FUNDS




-----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
-----------------------------------------------------------------------------------------------------------------------------------
                                       TAX-FREE      U.S. TREASURY     INSTITUTIONAL U.S.       PRIME        INSTITUTIONAL
                                         MONEY           MONEY           TREASURY MONEY         MONEY         PRIME MONEY
                                      MARKET FUND     MARKET FUND          MARKET FUND       MARKET FUND      MARKET FUND

Maximum Sales Charge (Load)              None            None                 None              None             None
Imposed on Purchases
Maximum Deferred Sales Charge (Load)     None            None                 None              None             None
Maximum Sales Charge (Load)              None            None                 None              None             None
Imposed on Reinvested Dividends
Redemption Fee                           None            None                 None              None             None
Exchange Fee                             None            None                 None              None             None

------------------------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that are deducted from Fund assets) as
a % of average net assets
------------------------------------------------------------------------------------------------------------------------------------
Management Fees                          .40%             40%                 .20%              .40%             .20%
Distribution (12b-1) Fees                None            None                 None              None             None
Other Expenses                           .11%            .32%*                .11%              .33%             .15%
Total Annual Fund Operating Expenses     .51%            .72%*                .31%              .73%*            .35%*

--------------------------------------------------------------------------------
*Each of these Funds' actual total annual fund operating expenses for the most recent fiscal year were less than the amount shown above because of a fee waiver by the Funds' Adviser. The Adviser waives a portion of its management fees in order to keep each Fund's total operating expenses at a specified level. The Adviser may eliminate all or a part of the fee waiver at any time. With the fee waiver, the Funds' actual total annual fund operating expenses were as follows:
                      U.S. TREASURY MONEY MARKET FUND        .65%
                      PRIME MONEY MARKET FUND                .65%
                      INSTITUTIONAL PRIME MONEY MARKET FUND  .30%
--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------
THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN BOSTON 1784 MONEY MARKET FUNDS TO THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN A FUND FOR THE TIME PERIODS INDICATED AND THEN SELL ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES REMAIN THE SAME AS SHOWN IN THE TABLE ABOVE. ALTHOUGH YOUR ACTUAL COSTS AND THE RETURN ON YOUR INVESTMENT MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

--------------------------------------------------------------------------------------------------------------
             TAX-FREE          U.S. TREASURY     INSTITUTIONAL U.S.           PRIME             INSTITUTIONAL
               MONEY               MONEY           TREASURY MONEY             MONEY              PRIME MONEY
            MARKET FUND         MARKET FUND          MARKET FUND           MARKET FUND           MARKET FUND
--------------------------------------------------------------------------------------------------------------
1 year      $   52              $   74                 $ 32                  $   75              $   36
3 years        164                 230                  100                     233                 113
5 years        285                 401                  174                     406                 197
10 years       640                 894                  393                     906                 443
--------------------------------------------------------------------------------------------------------------

PROSPECTUS

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------
This section describes how to do business with the Funds and the services that are available to shareholders.


HOW TO REACH THE FUNDS
BY TELEPHONE       1-800-BKB-1784
                   Call for account or Fund information Monday through Friday
                   8 a.m. to 6 p.m. (Eastern time).

BY REGULAR MAIL    Boston 1784 Funds
                   P.O. Box 8524
                   Boston, MA 02266-8524


BY EXPRESS OR      Boston 1784 Funds
OVERNIGHT SERVICE  c/o Boston Financial Data Services
                   2 Heritage Drive
                   North Quincy, MA 02171



TYPES OF ACCOUNTS
If you are investing in the Funds for the first time, you will need to establish an account. You may establish the following types of accounts by completing an account application. To obtain an application, call 1-800-BKB-1784.


[bullet] INDIVIDUAL OR JOINT OWNERSHIP. Individual accounts are owned by one person. Joint accounts have two or more owners. The Funds will treat any individual owner of a joint account as authorized to give instructions on purchases, sales and exchanges of shares of a Fund without notice to the other owners. Please note, however, that any transaction that requires a signature guarantee will require the guaranteed signature of each account owner.


[bullet]    GIFT OR TRANSFER TO MINOR (UGMA OR UTMA).
            A UGMA (Uniform Gifts to Minors Act) or UTMA (Uniform Transfers to Minors Act) account is maintained by a custodian for the benefit of a minor. To open a UGMA or UTMA account, you must include the minor's social security number on the application.

[bullet] TRUST. A trust can open an account. The name of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

[bullet] CORPORATIONS, PARTNERSHIPS AND OTHER LEGAL ENTITIES. Corporations, partnerships and other legal entities may also open an account. The application and resolution form must be signed by a general partner of the partnership or an authorized officer of the corporation or other legal entity.

[bullet] RETIREMENT. If you are eligible, you may set up your account under a tax-sheltered retirement plan, such as an Individual Retirement Account. BankBoston offers a number of retirement plans through which Fund shares may be purchased. Call 1-800-BKB-1784 for more information.


HOW TO OPEN AN ACCOUNT
Complete and sign the appropriate account application. Please be sure to provide your social security or taxpayer identification number on the application. Make your check payable to Boston 1784 Funds. Send all items to one of the following addresses:

BY REGULAR MAIL    Boston 1784 Funds
                   P.O. Box 8524
                   Boston, MA 02266-8524

PROSPECTUS

--------------------------------------------------------------------------------

BY EXPRESS OR      Boston 1784 Funds
OVERNIGHT SERVICE  c/o Boston Financial Data Services
                   2 Heritage Drive
                   North Quincy, MA 02171

You may also purchase shares through certain financial institutions, including BankBoston. These institutions may have their own procedures for buying and selling shares, and may charge fees. Contact your financial institution for more information.


HOW TO PURCHASE SHARES

Shares of the Funds are sold continuously and may be purchased from the Distributor or a broker-dealer or financial institution that has an agreement with the Distributor. Purchases may be made Monday through Friday, except on certain holidays.

Each Fund's share price, called net asset value per share or NAV, is calculated every business day. The Funds' shares are sold without a sales charge. Shares are purchased at net asset value the next time it is calculated after your investment is received and accepted by the Distributor. For information on how shares are priced, please see "Pricing of Fund Shares" below.


For the U.S. Treasury Money Market Fund, Institutional U.S. Treasury Money Market Fund and Institutional Prime Money Market Fund, the Distributor must receive payment by wire transfer or other immediately available Funds by the close of business on the day your order is received and accepted. For the other Money Market Funds, your investment is considered received when your check is converted into immediately available funds. This normally happens within two business days. On days when the financial markets close early, such as the day after Thanksgiving and Christmas Eve, purchase orders for the U.S. Treasury Money Market Fund, Institutional U.S. Treasury Money Market Fund and Institutional Prime Money Market Fund must be received by 12 noon.


NEW PURCHASES
If you are new to the Funds, complete and sign an account application and mail it along with your check. To establish the telephone purchase option on your new account, complete the "Telephone Privilege Authorization" section on the application and attach a check or savings withdrawal slip from your bank account which you have "voided" by writing the word "VOID" across the front.


If you wish to open an account by debiting your checking or savings account, please attach a "voided" check or savings withdrawal slip, and complete the "Electronic Transfer and Bank Wire" section of the application.

If you are investing through a tax-sheltered retirement plan for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call 1-800-BKB-1784 for more information.


ADDITIONAL PURCHASES

If you already have money invested in a Fund, you can invest additional money in that Fund in the following ways:

   BY MAIL. Complete the remittance slip attached to the bottom of your confirmation statement. If your investment is in a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution. Send your check and remittance slip or written instructions to one of the addresses listed above under "How To Open An Account."

   BY TELEPHONE. This service allows you to purchase additional shares quickly and conveniently through

PROSPECTUS

--------------------------------------------------------------------------------
   an electronic transfer of money. When you make an additional purchase by telephone, the Funds will automatically deduct money from your designated bank account for the desired amount. If you have not established the telephone purchase option, call 1-800-BKB-1784 to request the appropriate form. See "Telephone Transactions" below for more information on this option.

   BY WIRE. Purchases may also be made by wiring money from your bank account to your Boston 1784 Fund account. Each time you wish to send a wire, you must call 1-800-BKB-1784 to receive wiring instructions before you send money. Once the money has been wired, please call 1-800-BKB-1784 to purchase your shares.

AUTOMATIC INVESTMENT PROGRAM

Automatic investing is an easy way to add to your account on a regular basis. Boston 1784 Funds offer an automatic investment plan to help you achieve your financial goals as simply and conveniently as possible. Please note that minimum purchase amounts apply. Call 1-800-BKB-1784 for information.

PAYING FOR SHARES

Please note the following:

   [bullet] Purchases may be made by check, wire transfer and electronic transfer.
   [bullet] All purchases must be made in U.S. dollars.
   [bullet] Checks must be drawn on U.S. banks and must be payable to Boston
            1784 Funds. Checks that are not made payable directly to Boston 1784 Funds ("third party checks") are not accepted.
   [bullet] Cash and credit card checks are not accepted.
   [bullet] If a check does not clear your bank,  the Funds reserve the right to cancel the purchase.
   [bullet] If the Funds are unable to debit your designated bank account on the day you purchase shares, they may make additional attempts or cancel the purchase.

If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the canceled purchase. The Funds have the authority to redeem shares in your account(s) to cover any losses due to changes in share price.


The Funds reserve the right to reject any specific purchase request and a Fund will do so when it believes that a purchase is part of a market-timing strategy.

MINIMUM INVESTMENTS

The following minimums apply unless they are waived by the Distributor.
To open an account                     $1,000.00*
 For tax-sheltered retirement plans       250.00
To add to an account                      250.00**
 Through automatic investment plans        50.00
Minimum account balance                 1,000.00*
 For tax-sheltered retirement plans       250.00

   * $100,000 for the Institutional U.S. Treasury Money Market Fund and the Institutional Prime Money Market Fund

   ** $5,000 for the Institutional U.S. Treasury Money Market Fund and the
      Institutional Prime Money Market Fund


HOW TO SELL SHARES

Selling your shares in a Fund is called a "redemption" because the Fund buys back its shares. On any business day, you may sell (redeem) all or a portion of your

PROSPECTUS

--------------------------------------------------------------------------------

shares at the next NAV calculated after your order is received in good order. Please note, however, that your redemption proceeds may be delayed for up to ten business days after a purchase. This is to assure that money from the purchase of shares being redeemed has been received and collected. If your redemption request is over $100,000, you will need a signature guarantee (see below).

You may gain or lose money when you redeem your shares. Please note that a redemption is treated as a sale for tax purposes, and could result in taxable gain or loss in a non-tax-sheltered account.

SELLING BY MAIL
To redeem all or part of your shares by mail, please send your request in writing to one of the addresses listed under "How To Open An Account" and include the following information:

[bullet] the name of the Fund(s),
[bullet] the account number(s),
[bullet] the amount of money or number of shares being redeemed, [bullet] the name(s) on the account, [bullet] the signature of a registered account owner, and [bullet] your daytime telephone number.

Signature requirements vary based on the type of your account:

[bullet] INDIVIDUAL, JOINT TENANTS, TENANTS IN COMMON: Written instructions must be signed by an individual shareholder or, in the case of joint accounts, one of the shareholders, exactly as the name(s) appears on the account. Please note that when a signature guarantee is required, the guaranteed signature of each account owner must be provided.

[bullet] UGMA or UTMA: Written instructions must be signed by the custodian as it appears on the account.

[bullet] SOLE PROPRIETOR, GENERAL PARTNER: Written instructions must be signed by an authorized individual as it appears on the account.

[bullet] CORPORATION, ASSOCIATION: Written instructions must be signed by the person(s) authorized to act on the account. A resolution form, authorizing the signer to act, must accompany the request if one is not on file with the Funds.

[bullet] TRUST: Written instructions must be signed by the trustee(s). If the name of the current trustee(s) does not appear on the account, a certified certificate of incumbency dated within 60 days must also be submitted.

[bullet] RETIREMENT:  Written instructions must be signed by the account owner.
         Call 1-800-BKB-1784 for more information.

SELLING BY TELEPHONE
If you have selected this option, you may make redemptions by calling 1-800-BKB-1784. The Funds require that requests for redemptions over $100,000 be in writing with signatures guaranteed (see below). You may not close your account by telephone. If you would like to establish this option on an existing account, please call 1-800-BKB-1784. See "Telephone Transactions" below for more information on this option.

PROSPECTUS

Systematic Withdrawal Plan
Under this plan, you may redeem a specific dollar amount from your account on a regular basis. For more information or to sign up for this service, please call 1-800-BKB-1784.

PAYMENT OF REDEMPTION PROCEEDS
Payments may be made by check, wire transfer or electronic transfer.

BY CHECK Redemption proceeds will be sent to the shareholder(s) on our records at the address on our records within seven days after a valid redemption request is received.

BY WIRE If you have selected this option, your redemption proceeds will be wired directly into your designated bank account, normally on the business day that your redemption request is received. There is no limitation on redemptions by wire. However, there is a $12 fee for each wire and your bank may charge an additional fee to receive the wire. If you would like to establish this option on an existing account, please call 1-800-BKB-1784 to sign up for this service. Wire redemptions are not available for retirement accounts.

BY ELECTRONIC  If you have selected this option, your redemption proceeds will
TRANSFER be transferred electronically to your designated bank account. To establish this option on an existing account, please call 1-800-BKB-1784 to request the appropriate form.


SIGNATURE GUARANTEES

In addition to the signature requirements described above, a signature guarantee is required if:

[bullet] You  would  like  the  check  made   payable  to  anyone  other  than
         the shareholder(s) on our records.

[bullet] You would like the check mailed to an address other than the address on our records.

[bullet] You would like the check mailed to an address on our records that has changed in the past 30 days.

[bullet] Your redemption request is over $100,000.

The Funds may also require signature guarantees for other redemptions. A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial institution to determine if it has this capability.


SHAREHOLDER SERVICES AND POLICIES

EXCHANGES

On any business day, you may exchange all or a portion of your shares into any other Fund in the Boston 1784 Funds family. To make exchanges, please follow the procedures under "How To Sell Shares." Exchanges are processed at the net asset value next calculated after an exchange request in good order is received and approved. Please read the prospectus for the Fund into which you are exchanging. The Funds reserve the right to reject any exchange request or to change or terminate the exchange privilege at any time. An exchange is the sale of shares of one Fund and purchase of shares of another, and could result in taxable gain or loss in a non-tax-sheltered account.

PROSPECTUS

REDEMPTION PROCEEDS

The Funds' policy is to pay redemption proceeds in cash, but the Funds reserve the right to change this policy and to pay in kind in certain cases by delivering to you investment securities equal to the redemption price. In these cases, you might have to pay brokerage costs when converting the securities to cash. The right of any shareholder to receive redemption proceeds may be suspended, or payment may be postponed, in certain circumstances. These circumstances include any period the New York Stock Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted, any period when an emergency exists and any time the Securities and Exchange Commission allows mutual funds to delay payments for the protection of investors.



TAXPAYER IDENTIFICATION NUMBER

On your account application or other appropriate form, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold 31% of any dividends and redemption or exchange proceeds. The Funds reserve the right to reject any application that does not include a certified social security or taxpayer identification number.

SHARE OWNERSHIP

The Funds keep a record of the ownership of their shares and share certificates are not issued.

INVOLUNTARY REDEMPTIONS

If your account balance falls below the minimum required investment as a result of selling or exchanging shares, you will be given 60 days to re-establish the minimum balance. If you do not, your account may be closed and the proceeds sent to you.


TELEPHONE TRANSACTIONS
You may buy, sell or exchange shares by telephone if you selected this option on your account application or have completed the appropriate form. The Funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that it reasonably believes to be genuine. The Funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations, and the Funds may refuse any telephone transaction for any reason. It may be difficult to reach the Funds by telephone during periods of unusual market activity and, in that case, you should consider sending us your request by regular or express mail service.

ADDRESS CHANGES

A change in address on your account must be made in writing and be signed by all account owners. Include the name of your Fund(s), the account number(s), the name(s) on the account and both the old and new addresses. Call 1-800-BKB-1784 if you need more information.

NAME/ACCOUNT OWNERSHIP CHANGES


To change the name on an account, the shares are generally transferred to a new account. A signature guarantee must be provided and, in some cases, certain legal documents may be required. For more information, call 1-800-BKB-1784. If your shares are held by a financial institution, contact that financial institution for ownership changes.


PROSPECTUS

STATEMENTS AND REPORTS

The Funds will send you a confirmation statement after every transaction that affects your account balance or registration. If you are enrolled in an automatic investment program and invest on a monthly basis, you will receive quarterly confirmations. Information about the tax status of income dividends and capital gains distributions will be mailed to shareholders early each year.

Financial reports for the Funds, which include a list of the Funds' portfolio holdings, will be mailed twice each year to all shareholders.


CHECKWRITING

Checkwriting privileges are available on the following Funds: Boston 1784 Tax-Free Money Market Fund, Boston 1784 U.S. Treasury Money Market Fund and Boston 1784 Prime Money Market Fund. Checks may be written for a minimum of $250 each check. Call 1-800-BKB-1784 for more information.

Please note that you may not use a check to close your account.

PROSPECTUS

PRICING OF FUND SHARES

Each Fund's net asset value per share or NAV is calculated on each day the New York Stock Exchange is open, except for Columbus Day and Veteran's Day. The NAV is the value of a single share of a Fund.

The U.S. Treasury Money Market Fund, Institutional U.S. Treasury Money Market Fund and Institutional Prime Money Market Fund calculate NAV at 3:00 p.m. Eastern time (12 noon on days when the financial markets close early). The Tax-Free Money Market Fund and Prime Money Market Fund calculate NAV at 12 noon. In determining each Money Market Fund's NAV, securities are valued at amortized cost, which is approximately equal to market value.


DISTRIBUTIONS

As a Fund shareholder, you are entitled to your share of a Fund's net income and gains on its investments. Each Fund passes substantially all of its earnings along to its investors as distributions. When a Fund earns interest from money market instruments and other debt securities and distributes these earnings to shareholders, it is called a DIVIDEND DISTRIBUTION. A Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a CAPITAL GAIN DISTRIBUTION.

Your distributions are declared each day, starting on the day you purchase your shares. They are paid to your account on the first business day of each month that you are a shareholder. You will not receive a distribution for the day on which you sell shares.

You will receive distributions from a Fund in additional shares of that Fund unless you choose to receive your distributions in cash. If you wish to change the way in which you receive distributions, you should call 1-800-BKB-1784 for instructions. If you have elected to receive distributions in cash, and the postal or other delivery service returns your check to the Funds as undeliverable, you will not receive interest on amounts represented by the uncashed checks.

PROSPECTUS

FEDERAL TAX CONSIDERATIONS

Your investment in a Fund will have tax consequences that you should consider. Some of the more common federal tax consequences are described here, but you should consult your tax adviser about state and local taxes and your own particular situation.

TAXES ON DISTRIBUTIONS

You will generally have to pay federal income tax on all Fund distributions except certain dividend distributions from the Tax-Free Money Market Fund. Your distributions will be taxed in the same manner whether you receive the distributions in cash or additional shares of a Fund. Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. The rate of tax generally will depend on how long the Fund held the securities on which it realized the gains. All other distributions, including distributions from short-term capital gains, generally will be taxed as ordinary income.


The Money Market Funds (other than the Tax-Free Money Market Fund) expect that their distributions will consist primarily of ordinary income.

TAXES ON DISTRIBUTIONS BY
THE TAX-FREE FUND

The Tax-Free Money Market Fund may make distributions called "exempt-interest dividends" that are exempt from federal income tax. Exempt-interest dividends will not necessarily be exempt from state and local income taxes. The Fund may also make taxable distributions (including all capital gains distributions). Generally, you are required to report all Fund distributions, including exempt-interest dividends, on your federal income tax return.



TAXES ON SALES OR EXCHANGES
Generally, a sale of shares of a Fund or an exchange for shares of another Fund is a taxable event. However, because the Money Market Funds strive to maintain a $1.00 share price, you generally should not be taxed on a sale or exchange.


LOAN INTEREST

If you borrow money to purchase or hold shares of the Tax-Free Money Market Fund, interest on your loan will not be deductible.


TAX WITHHOLDING

If you are not a U.S. citizen or resident, or if you are subject to "backup withholding," the Funds may be required to withhold a portion of your distributions and, in some cases, redemption proceeds as a payment of federal income tax.

PROSPECTUS

MORE ABOUT BOSTON 1784 MONEY MARKET FUNDS


Boston 1784 Funds currently offer five Money Market Funds:

[BULLET] BOSTON 1784 TAX-FREE MONEY MARKET FUND
[BULLET] BOSTON 1784 U.S. TREASURY MONEY MARKET FUND
[BULLET] BOSTON 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND [BULLET] BOSTON 1784 PRIME MONEY MARKET FUND
[BULLET] BOSTON 1784 INSTITUTIONAL PRIME MONEY MARKET FUND


PRINCIPAL INVESTMENT STRATEGIES


The principal investment strategies of the Money Market Funds are described below. These are the strategies that, in the opinion of the Adviser, are most likely to be important in trying to achieve each Fund's investment objective. Of course, there can be no assurance that any Fund will achieve its investment objective. Please note that each Fund may also use strategies and invest in securities that are not described below, but which are described in the Statement of Additional Information. A Fund is not required to use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the Statement of Additional Information.


Each Money Market Fund has specific investment policies and procedures designed to maintain a constant net asset value of $1.00 per share. Each Fund complies with industry regulations that apply to money market funds. These regulations require that each Fund's investments mature or be deemed to mature within 397 days from the date purchased and that the average maturity of each Fund's investments (on a dollar-weighted basis) be 90 days or less. In addition, all of the Funds' investments must be in U.S. dollar-denominated high quality securities which have been determined by the Adviser to present minimal credit risks. Investments in high quality, short-term securities such as money market instruments may, in many circumstances, result in a lower yield than would be available from investments in securities with a lower quality or a longer term.

Each Money Market Fund may invest more than 25% of its assets in money market instruments issued by banks, including foreign branches of U.S. banks and U.S. branches of foreign banks, and in U.S. government obligations. The Tax-Free Money Market Fund may also invest more than 25% of its assets in tax-exempt securities issued by governments or political subdivisions of governments.

WHAT ARE MONEY MARKET INSTRUMENTS?

A MONEY MARKET INSTRUMENT is a short-term IOU issued by banks or other U.S. corporations, or the U.S. government or state or local governments. Money market instruments have maturity dates of 13 months or less. Money market instruments may include certificates of deposit, bankers' acceptances, variable rate demand notes, fixed-term obligations, commercial paper, asset-backed commercial paper and repurchase agreements.

PROSPECTUS

TAX-FREE MONEY MARKET FUND
THE TAX-FREE MONEY MARKET FUND invests primarily in short-term municipal money market instruments that are issued by states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities. These securities pay interest that is exempt from federal income tax, including the alternative minimum tax.

The Fund attempts to generate a relatively high tax-exempt yield by investing in municipal money market instruments that are issued in states that have little or no income tax. The Fund invests in both "general obligation" securities, which are backed by the full faith, credit and taxing power of the issuers, and in "revenue" securities, which are payable only from revenues from a specific project or another specific revenue source. Normally, at least 80% of the Fund's net assets are invested in these municipal money market instruments.


The Fund may also invest in taxable money market instruments and repurchase agreements,particularly if the after-tax return on those securities is greater than thereturn on municipal money market instruments. Under normal circum-stances, not more than 20% of the Fund's assets are invested in taxable instruments.



U.S.TREASURY MONEY MARKET
FUND AND INSTITUTIONAL U.S.
TREASURY MONEY MARKET FUND

THE U.S. TREASURY MONEY MARKET FUND and INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND invest primarily in money market instruments issued by the U.S. Treasury, including bills, notes and bonds, and repurchase agreements secured by U.S. Treasury securities. Under normal circumstances, at least 65% of the Funds' assets are invested in these securities. The Funds invest the rest of their assets in U.S. government obligations issued by agencies or instrumentalities, including mortgage-backed securities.

When selecting securities for these Funds, the portfolio managers use a "top-down" approach, looking first at general economic factors and market conditions, then at individual securities. The portfolio managers look for value while adhering to the credit and other restrictions on money market funds.

ALTHOUGH THE FUNDS INVEST IN U.S. GOVERNMENT OBLIGATIONS, AN INVESTMENT IN THE FUNDS IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

PRIME MONEY MARKET FUND AND
INSTITUTIONAL PRIME MONEY
MARKET FUND
The PRIME MONEY MARKET FUND and INSTITUTIONAL PRIME MONEY MARKET FUND invest primarily in a variety of high quality money market instruments.

The portfolio managers employ a "top-down" approach when selecting securities for these Funds, looking for value while adhering to the quality and other restrictions on money market funds.


WHAT IS A "TOP-DOWN" APPROACH?
Managers of mutual funds use different styles when selecting securities to purchase. When using a "TOP-DOWN" APPROACH, the portfolio manager looks first at broad market factors and, on the basis of those market factors, chooses certain sectors or industries within the overall market. The manager then looks at individual companies within those sectors or industries.

PROSPECTUS

PORTFOLIO MANAGERS OF
BOSTON 1784 MONEY MARKET FUNDS

DAVID H. THOMPSON, Director of Fund Management, and GUY C. HOLBROOK, Fund Manager, have been co-managers of the Tax-Free Money Market Fund since 1998. Mr. Thompson, who has more than 28 years of experience in investment management, research analysis and securities trading, has been Director of Fund Management at BankBoston since 1985. Mr. Holbrook, who has ten years of investment management experience, was a Research Analyst and Bond Trader at Scudder Kemper Investments from 1992 to 1998. He joined BankBoston as a Fund Manager in 1998.

EMMETT M. WRIGHT, Senior Fund Manager, has been the manager of the U.S. Treasury Money Market Fund and the Institutional U.S. Treasury Money Market Fund since they began operations. Mr. Wright, who has more than seven years of investment management and research analysis experience, was an Associate Fund Manager at BankBoston from 1993 to 1994 and has been a Fund Manager at BankBoston since 1994.

LISA W. LEBOEUF, Fund Manager, has been a co-manager of the U.S. Treasury Money Market Fund and the Institutional U.S. Treasury Money Market Fund since January 1997. Ms. LeBoeuf, who has eight years experience in investment management, has been with BankBoston since 1978.

MARY K. WERLER, Senior Fund Manager, and LISA W. LEBOEUF, Fund Manager, have been co-managers of the Prime Money Market Fund since December 1996 and co-managers of the Institutional Prime Money Market Fund since it began operations in November 1997. Ms. Werler, who has more than 12 years of investment management experience, has been a Fund Manager at BankBoston since 1993. From 1987 to 1993, Ms. Werler was an Associate Portfolio Manager with Keystone Investment Co. Ms. LeBoeuf's investment experience is described above.


PROSPECTUS

MANAGEMENT

INVESTMENT ADVISER

BankBoston is the investment adviser of each Fund and, subject to policies set by the Trustees, makes investment decisions. BankBoston is the successor to a bank chartered in 1784 and offers a wide range of banking and investment services to customers throughout the world. BankBoston has been providing asset management services since 1890. The Private Bank Division of BankBoston is the investment management group within BankBoston that advises the Funds. As of July 31, 1999, BankBoston's Private Bank was responsible for the investment management of approximately $30 billion of individual, institutional, endowment and corporate assets, including $9.8 billion in assets of Boston 1784 Funds, in money market, equity, and fixed income securities. BankBoston's Private Bank has earned national recognition and respect as an investment manager. BankBoston's legal name is BankBoston, National Association and its address is 100 Federal Street, Boston, Massachusetts 02110.

On March 14, 1999, BankBoston Corporation, the parent company of BankBoston, and Fleet Financial Group, Inc. entered into an Agreement and Plan of Merger under which BankBoston Corporation will be merged with Fleet Financial Group, subject to certain conditions. After the merger, which is expected to be effective by the last quarter of 1999, BankBoston will be a subsidiary of the merged company.

MANAGEMENT FEES
The following chart shows the investment management fees paid by each Fund during the last fiscal year.

--------------------------------------------------------------------------------
MANAGEMENT FEES PAID
(expressed as a percentage of average net assets)
--------------------------------------------------------------------------------

Tax-Free Money Market Fund                       .40%
U.S. Treasury Money Market Fund                  .33
Institutional U.S. Treasury Money Market Fund    .20
Prime Money Market Fund                          .32
Institutional Prime Money Market Fund            .15

BankBoston waives its investment management fees, if necessary, to limit the total operating expenses of a Fund to a specified level. BankBoston also may contribute to the Funds from time to time to help them maintain competitive expense ratios. These arrangements are voluntary and may be terminated at any time. The fees without waivers are shown in the fee tables.



YEAR 2000

Boston 1784 Funds have been working to prepare for the Year 2000 transition and have taken steps to provide seamless processing for all systems and applications utilized by the Funds' service providers. We have sought and received assurances from each service provider that their computer systems have been remediated for Year 2000. We are continuing to monitor the progress of these service providers with respect to the testing of modified systems, and have sought and received assurances that such testing confirms Year 2000 readiness.

PROSPECTUS

While we have received such assurances, the Funds and their  shareholders  may
experience  losses if these  assurances prove to be incorrect.   Losses  could
also arise as a result of Year 2000 computer difficulties experienced by third parties, such as banks and broker-dealers or securities exchanges with which the Funds do business.

An additional Year 2000 consideration is the readiness of the companies in which Boston 1784 Funds have invested. The Year 2000, like any other market influence, could quite possibly impact Fund performance adversely. Boston 1784 Funds' portfolio managers consider the Year 2000 transition, like any other factor, in making investment decisions.

It is important to understand that Boston 1784 Funds cannot warrant or guarantee the Year 2000 readiness of any third party.

DISTRIBUTION ARRANGEMENTS

Boston 1784 Money Market Funds do not charge any sales loads, deferred sales loads or other fees when you purchase shares and do not have a Rule 12b-1 plan.


PROSPECTUS

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a Fund's financial performance for the past 5 fiscal years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Funds' financial statements, are included in the Funds' Annual Reports, which are available upon request.


                                             NET                              NET                NET
                                            ASSET             DISTRIBUTIONS  ASSET             ASSETS       RATIO
                                            VALUE       NET      FROM NET    VALUE               END     OF EXPENSES
                                          BEGINNING  INVESTMENT INVESTMENT    END     TOTAL   OF PERIOD   TO AVERAGE
                                          OF PERIOD    INCOME    INCOME    OF PERIOD  RETURN    (000)     NET ASSETS
---------------------------------------------------------------------------------------------------------------------
Boston 1784 Tax-Free Money Market Fund
For the year ended May 31, 1999            $1.00        0.03     (0.03)     $1.00     3.01%  $  969,380     0.51%
For the year ended May 31, 1998            $1.00        0.03     (0.03)     $1.00     3.33%  $1,007,724     0.53%
For the year ended May 31, 1997            $1.00        0.03     (0.03)     $1.00     3.22%  $  845,612     0.54%
For the year ended May 31, 1996            $1.00        0.03     (0.03)     $1.00     3.55%  $  549,628     0.54%
For the year ended May 31, 1995            $1.00        0.03     (0.03)     $1.00     3.29%  $  539,412     0.50%

---------------------------------------------------------------------------------------------------------------------
Boston 1784 U.S. Treasury Money Market Fund
For the year ended May 31, 1999            $1.00        0.04     (0.04)     $1.00     4.55%  $  390,775     0.65%
For the year ended May 31, 1998            $1.00        0.05     (0.05)     $1.00     5.02%  $  372,657     0.65%
For the year ended May 31, 1997            $1.00        0.05     (0.05)     $1.00     4.86%  $  390,294     0.64%
For the year ended May 31, 1996            $1.00        0.05     (0.05)     $1.00     5.16%  $   78,999     0.64%
For the year ended May 31, 1995            $1.00        0.05     (0.05)     $1.00     4.81%  $   55,068     0.60%

---------------------------------------------------------------------------------------------------------------------
Boston 1784 Institutional U.S. Treasury Money Market Fund
For the year ended May 31, 1999            $1.00        0.05     (0.05)     $1.00     4.90%  $4,346,037     0.31%
For the year ended May 31, 1998            $1.00        0.05     (0.05)     $1.00     5.36%  $4,285,801     0.33%
For the year ended May 31, 1997            $1.00        0.05     (0.05)     $1.00     5.16%  $2,591,487     0.33%
For the year ended May 31, 1996            $1.00        0.05     (0.05)     $1.00     5.45%  $  644,733     0.32%
For the year ended May 31, 1995            $1.00        0.05     (0.05)     $1.00     5.05%  $  395,585     0.30%

---------------------------------------------------------------------------------------------------------------------
Boston 1784 Prime Money Market Fund
For the year ended May 31, 1999            $1.00        0.05     (0.05)     $1.00     4.78%  $  165,178     0.65%
For the year ended May 31, 1998            $1.00        0.05     (0.05)     $1.00     5.16%  $  127,588     0.65%
For the period ended May 31, 1997(1)       $1.00        0.02     (0.02)     $1.00     2.07%* $  123,099     0.65%
For the year ended December 31, 1996(2)    $1.00        0.05     (0.05)     $1.00     5.02%  $   93,229     0.66%
For the year ended December 31, 1995       $1.00        0.05     (0.05)     $1.00     5.49%  $  156,532     0.62%
For the year ended December 31, 1994       $1.00        0.04     (0.04)     $1.00     3.75%  $  136,923     0.65%

---------------------------------------------------------------------------------------------------------------------
Boston 1784 Institutional Prime Money Market Fund
For the year ended  May 31, 1999           $1.00        0.05     (0.05)     $1.00     5.10%  $  516,901     0.30%
For the period ended May 31, 1998(3)       $1.00        0.03     (0.03)     $1.00     5.55%  $  302,338     0.27%
---------------------------------------------------------------------------------------------------------------------


                                                          RATIO       RATIO OF
                                              RATIO    OF EXPENSES   NET INCOME
                                             OF NET    TO AVERAGE    TO AVERAGE
                                             INCOME    NET ASSETS    NET ASSETS
                                            TO AVERAGE (EXCLUDING    (EXCLUDING
                                            NET ASSETS   WAIVERS)     WAIVERS)
--------------------------------------------------------------------------------
Boston 1784 Tax-Free Money Market Fund
For the year ended May 31, 1999                2.97%      0.51%        2.97%
For the year ended May 31, 1998                3.28%      0.53%        3.28%
For the year ended May 31, 1997                3.17%      0.56%        3.15%
For the year ended May 31, 1996                3.49%      0.60%        3.43%
For the year ended May 31, 1995                3.28%      0.61%        3.17%
--------------------------------------------------------------------------------
Boston 1784 U.S. Treasury Money Market Fund
For the year ended May 31, 1999               4.45%      0.72%         4.38%
For the year ended May 31, 1998               4.91%      0.70%         4.86%
For the year ended May 31, 1997               4.76%      0.72%         4.68%
For the year ended May 31, 1996               5.02%      0.75%         4.91%
For the year ended May 31, 1995               5.13%      0.92%         4.81%
--------------------------------------------------------------------------------
Boston 1784 Institutional U.S. Treasury Money Market Fund
For the year ended May 31, 1999               4.79%      0.31%         4.79%
For the year ended May 31, 1998               5.24%      0.33%         5.24%
For the year ended May 31, 1997               5.05%      0.34%         5.04%
For the year ended May 31, 1996               5.29%      0.39%         5.22%
For the year ended May 31, 1995               5.12%      0.41%         5.01%
--------------------------------------------------------------------------------
Boston 1784 Prime Money Market Fund
For the year ended May 31, 1999               4.66%      0.73%         4.58%
For the year ended May 31, 1998               5.05%      0.70%         5.00%
For the period ended May 31, 1997(1)          4.98%      0.75%         4.88%
For the year ended December 31, 1996(2)       4.85%      0.66%         4.85%
For the year ended December 31, 1995          5.40%      0.62%         5.40%
For the year ended December 31, 1994          3.64%      0.69%         3.60%
--------------------------------------------------------------------------------
Boston 1784 Institutional
  Prime Money Market Fund
For the year ended  May 31, 1999              4.93%     0.35%         4.88%
For the period ended May 31, 1998(3)          5.36%     0.42%         5.21%
--------------------------------------------------------------------------------


* Return is for the period indicated and has not been annualized.

(1) The Prime Money Market Fund changed its fiscal year from December 31 to May 31. Reflects operations for the period from January 1, 1997 to May 31, 1997. All ratios for the period have been annualized.

(2) Until December 9, 1996, the Prime Money Market Fund was known as the BayFunds Money Market Portfolio and was a portfolio of BayFunds, an open-end investment company registered under the Investment Company Act of 1940, as amended. Shares of the BayFunds Money Market Portfolio were divided into two classes, known as Investment Shares and Trust Shares. The Prime Money Market Fund has only a single class of outstanding shares.
    For periods prior to December 9, 1996, Ernst & Young LLP were the auditors of the BayFunds Money Market Portfolio.

(3) The Institutional Prime Money Market Fund commenced operations on November 5, 1997. All ratios for the period, including total return, have been annualized.

PROSPECTUS

NOTES

PROSPECTUS

NOTES

PROSPECTUS

NOTES

PROSPECTUS

                                                                     Rule 497(c)
                                                              File Nos. 33-58004
                                                                        811-7474

The Statement of Additional Information includes additional information about the Funds.

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

You can obtain a free copy of the Funds' Statement of Additional
Information and/or free copies of the Funds' most recent annual or semi-annual reports by calling 1-800-BKB-1784. The material you request will be sent by first-class mail, or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.



You may also call 1-800-BKB-1784 to request other information about the Funds or to make shareholder inquiries.

The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.

Information about the Funds (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

Reports and other information about the Funds are also available on the Commission's Internet site at http://www.sec.gov.

[LOGO OMITTED]


Boston 1784 FundsSM
P.O. Box 8524
Boston, MA 02266-8524
1-800-BKB-1784
www.boston1784funds.com


File No. 811-7474

MF-0166


Statement of
Additional Information
October 1, 1999


                              BOSTON 1784 FUNDS SM

                              MONEY MARKET FUNDS:

                     Boston 1784 Tax-Free Money Market Fund
                  Boston 1784 U.S. Treasury Money Market Fund
           Boston 1784 Institutional U.S. Treasury Money Market Fund
                      Boston 1784 Prime Money Market Fund
               Boston 1784 Institutional Prime Money Market Fund

                                  BOND FUNDS:

                       Boston 1784 Short-Term Income Fund
                            Boston 1784 Income Fund
              Boston 1784 U.S. Government Medium-Term Income Fund

                               TAX-EXEMPT FUNDS:

                 Boston 1784 Tax-Exempt Medium-Term Income Fund
                 Boston 1784 Connecticut Tax-Exempt Income Fund
                   Boston 1784 Florida Tax-Exempt Income Fund
                Boston 1784 Massachusetts Tax-Exempt Income Fund
                Boston 1784 Rhode Island Tax-Exempt Income Fund

                                  STOCK FUNDS:

                       Boston 1784 Asset Allocation Fund
                       Boston 1784 Growth and Income Fund
                            Boston 1784 Growth Fund
                     Boston 1784 International Equity Fund


         This Statement of Additional Information provides information regarding the activities and operations of the no-load mutual funds listed above, and should be read in conjunction with the Funds' Prospectuses dated October 1, 1999. You may obtain a Prospectus without charge by calling 1-800-BKB-1784.


         Certain financial information which is included in the Annual Reports to Shareholders of Boston 1784 Funds is incorporated by reference into this Statement of Additional Information. Copies of the Funds' Annual Reports may be obtained without charge by calling 1-800-BKB-1784.

         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                                TABLE OF CONTENTS

                                                                            Page


 1.  Trust History                                                             2
 2.  Description of the Trust and its Investments and Risks                    2
             Classification                                                    2
             Investment Strategies and Risks                                   3
             Fund Policies                                                    22
             Temporary Defensive Position                                     26
             Portfolio Turnover                                               26
 3.  Management                                                               27
             Trustees                                                         27
             Management Information                                           27
             Compensation                                                     30
 4.  Control Persons and Principal Holders of Securities                      31
             Principal Holders                                                31
 5.  Investment Advisory and Other Services                                   32
             Investment Advisers                                              32
             ServiceMarks                                                     34
             Distributor                                                      34
             Administrator                                                    35
             Dividend Disbursing Agent and Transfer Agent                     36
             Custodian                                                        36
             Counsel and Independent Accountant                               37
 6.  Brokerage Allocation and Other Practices                                 37
             Brokerage Transactions                                           37
             Brokerage Selection                                              38
 7.  Description of Shares; Voting Rights and Liabilities                     40
 8.  Purchase, Redemption and Pricing of Shares                               41
             Determination of Net Asset Value                                 41
             Purchase and Redemption of Shares                                42
             Systematic Withdrawal Plan                                       43
             Redemption in Kind                                               44
 9.  Taxes                                                                    44
             Tax Status of the Funds                                          44
             Taxation of Fund Distributions                                   44
             Disposition of Shares                                            46
             Additional Information for Shareholders of the Tax-Exempt Funds  46
             Additional Information Relating to Fund Investments              46
             Additional Information Relating to Foreign Investments           47
             Foreign Shareholders                                             48
             Backup Withholding                                               48
10.  Performance Information                                                  48
             Calculation of Yield                                             48
             Calculation of Total Return                                      50
11.  Financial Statements                                                     56



Appendix A:       Certain Information concerning Connecticut, Florida,
                  Massachusetts and Rhode Island
Appendix B:       Description of Securities Ratings

Appendix C:       Taxable Equivalent Yields

                                1. TRUST HISTORY

         BOSTON 1784 FUNDSSM (the "Trust") is an open-end management investment company established under Massachusetts law as a Massachusetts business trust on February 5, 1993. Prior to May 27, 1997, Boston 1784 Funds was known as 1784 Funds. On that date the Trust and each Fund added "Boston" to their names.


            2. DESCRIPTION OF THE TRUST AND ITS INVESTMENTS AND RISKS

                                 CLASSIFICATION


         The Declaration of Trust permits the Trust to offer separate portfolios, or funds, of shares of beneficial interest and different classes of shares of each fund. Boston 1784 Funds currently has seventeen active series. Each Fund (other than the state Tax-Exempt Funds) is a diversified mutual fund.


     This Statement of Additional Information relates to the following funds of the Trust (the "Funds"):
                              MONEY MARKET FUNDS:

                     Boston 1784 Tax-Free Money Market Fund
                   Boston 1784 U.S. Treasury Money Market Fund
            Boston 1784 Institutional U.S. Treasury Money Market Fund
                       Boston 1784 Prime Money Market Fund
                Boston 1784 Institutional Prime Money Market Fund

                                   BOND FUNDS:

                       Boston 1784 Short-Term Income Fund
                             Boston 1784 Income Fund
               Boston 1784 U.S. Government Medium-Term Income Fund

                                TAX-EXEMPT FUNDS:

                 Boston 1784 Tax-Exempt Medium-Term Income Fund
                 Boston 1784 Connecticut Tax-Exempt Income Fund
                   Boston 1784 Florida Tax-Exempt Income Fund
                Boston 1784 Massachusetts Tax-Exempt Income Fund
                 Boston 1784 Rhode Island Tax-Exempt Income Fund

                                  STOCK FUNDS:

                        Boston 1784 Asset Allocation Fund
                       Boston 1784 Growth and Income Fund
                             Boston 1784 Growth Fund
                      Boston 1784 International Equity Fund

     BankBoston, N.A. ("BankBoston") is the investment adviser of each Fund. Kleinwort Benson Investment Management Americas, Inc. is the investment adviser of the International Equity Fund with BankBoston (BankBoston and Kleinwort are each referred to as an "Adviser"). SEI Investments Distribution Co. is the distributor of shares of each Fund.

         As required by law, each of the Trust, BankBoston and the Trust's administrator and distributor have adopted codes of ethics concerning certain activities of officers, trustees or directors and employees. Copies of these codes of ethics have been filed with the Securities and Exchange Commission.

                         INVESTMENT STRATEGIES AND RISKS

         The principal investment policies and strategies of each of the Funds are described in the Prospectus by which shares of that Fund are offered. Of course, a Fund's portfolio managers may decide, as a matter of investment strategy, not to use the investments and investment techniques described below at any particular time. The permitted investments and investment techniques described below, in alphabetical order, supplements the information contained in the Prospectus.

         Each Tax-Exempt Fund has a fundamental policy of investing at least 80 percent of its net assets under normal market conditions in obligations issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their respective political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of counsel for the issuer, is exempt from federal income tax and not included as a preference item under the alternative minimum tax (collectively, "municipal securities"). A Tax-Exempt Fund may comply with this policy (or with any other policy of such Fund as to investing in securities the interest on which is exempt from taxation in a particular state or which are not subject to intangible personal property taxes of any state) by investing in a partnership, trust, regulated investment company or other entity which invests in such municipal securities, in which case the applicable Fund's investment in such entity shall be deemed an investment in the underlying municipal securities in the same proportion as such entity's investment in such municipal securities bears to its net assets.

     Appendix   A  contains   information   concerning   Connecticut,   Florida,
Massachusetts and Rhode Island. Each of the Connecticut, Florida, Massachusetts and Rhode Island Tax-Exempt Income Funds is particularly susceptible to events affecting issuers in its state.

         Appendix B describes the ratings assigned to securities by certain securities rating organizations.

         Appendix C describes the yield investors need to achieve from a taxable investment to equal the yield from a tax-exempt investment. The taxable equivalent yields tables do not predict the yield of any Fund.

AMERICAN, EUROPEAN AND CONTINENTAL DEPOSITARY RECEIPTS

         Each of the Funds may invest in depositary receipts. American Depositary Receipts ("ADRs") are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holdings of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass voting rights through to the holders of the receipts in respect to the deposited securities.

ASSET-BACKED SECURITIES

         Each of the Funds (other than Boston 1784 Institutional U.S. Treasury Money Market Fund and Boston 1784 U.S. Treasury Money Market Fund) may invest in asset-backed securities including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short to intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.


         Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.


         Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

BANK OBLIGATIONS

         Bank obligations include certificates of deposit, time deposits (including Eurodollar time deposits), and bankers' acceptances and other short-term debt obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions. The Funds have established certain minimum credit quality standards for bank obligations in which they invest.

         Bank obligations are susceptible to adverse events affecting the banking industry. Banks are sensitive to changes in money market and general economic conditions, as well as decisions by regulators that can affect their profitability.

         The Funds (other than Boston 1784 Institutional U.S. Treasury Money Market Fund and Boston 1784 U.S. Treasury Money Market Fund) are not prohibited from investing in obligations of banks which are clients of SEI Investments Company ("SEI"). However, the purchase of shares of the Funds by such banks or by their customers will not be a consideration in determining which bank obligations the Funds will purchase.

BANKERS' ACCEPTANCES

         Each of the Funds may invest in bankers' acceptances. A banker's acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

CERTIFICATES OF DEPOSIT

         Each of the Funds may invest in certificates of deposit. A certificate of deposit is a negotiable interest-bearing instrument with a specific maturity. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.

COMMERCIAL PAPER

         Each of the Funds may invest in commercial paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from one to 270 days.

COMMON AND PREFERRED STOCK

         Each of the Funds may invest in common and preferred stock. Common stocks are generally more volatile than other securities. Preferred stocks share some of the characteristics of both debt and equity investments and are generally preferred over common stocks with respect to dividends and in liquidation.

CONVERTIBLE SECURITIES

         Each of the Funds may invest in convertible securities. Convertible securities have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. Convertible securities include both debt obligations and preferred stock.

CURRENCY SWAPS

         Each of the Funds may engage in currency swaps. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Currency swaps usually involve the delivery of the entire principal value of one designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser or Advisers to a Fund are incorrect in their forecasts of market values and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

         Each of the Funds may engage in foreign currency exchange transactions. Since investments in foreign companies usually involve currencies of foreign countries, the value of the assets of a Fund with investments in foreign companies as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Although such Fund's assets are valued daily in terms of U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may conduct its foreign currency exchange transactions on a spot basis or for settlement on a future date (i.e., a "forward foreign currency" contract or "forward" contract). A Fund may convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Funds do not currently intend to speculate in foreign currency exchange rates or forward contracts.

         A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no fees or commissions are charged at any stage for trades.

         When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

         When the Adviser or an Adviser to a Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved is not generally possible since the future value of such securities in foreign currencies changes as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities is incorporated in the longer term investment decisions made with regard to overall diversification strategies. However, each Adviser to such Funds believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of such Funds will be served.

         A Fund generally does not enter into a forward contract with a term greater than one year. At the maturity of a forward contract, the Fund either sells the security and makes delivery of the foreign currency, or it retains the security and terminates its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

         If a Fund retains the security and engages in an offsetting transaction, the Fund incurs a gain or loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the date the Fund enters into a forward contract for the sale of the foreign currency and the date it enters into an offsetting contract for the purchase of foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

         It is impossible to forecast with precision the market value of Fund securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency for the Fund on the spot market (and cause the Fund to bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

         The Funds' dealings in foreign currency contracts are limited to the transactions described above. Of course, no Fund is required to enter into such transactions with regard to the Fund's foreign currency-denominated securities and will not do so unless deemed appropriate by the Adviser or an Adviser to such Fund. It should also be realized that this method of protecting the value of a Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result should the value of such currency increase.

FOREIGN SECURITIES

         Each of the Funds (other than Boston 1784 Institutional U.S. Treasury Money Market Fund and Boston 1784 U.S. Treasury Money Market Fund) may invest in certain obligations or securities of foreign issuers. Boston 1784 International Equity Fund intends to invest a substantial portion of its assets in securities and obligations of foreign issuers. Permissible investments include obligations of foreign branches of U.S. banks and of foreign banks, including certificates of deposit and time deposits (including Eurodollar time deposits).

         Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities, will fluctuate based on the relative strength of the U.S. dollar. In addition, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of a Fund, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.

         It is anticipated that in most cases the best available market for foreign securities would be on exchanges or in over-the-counter markets located outside the U.S. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Foreign security trading practices, including those involving securities settlement where a Fund's assets may be released prior to receipt of payment, may expose a Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities exchanges, brokers and listed companies than in the U.S.

         The current policy of Boston 1784 International Equity Fund is not to invest more than 10 percent of its assets in investment companies and investment trusts which primarily hold foreign securities except that the Fund may invest all of its investable assets in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund (a "Qualifying Portfolio"). Investments in such entities may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses.

         A Fund may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

         Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

         The Stock Funds, Boston 1784 Income Fund and Boston 1784 Short-Term Income Fund may invest in securities issued by entities based in developing countries throughout the world. All of the risks of investing in securities of foreign issuers are heightened for securities of issuers in developing countries. Such investments may also entail higher custodial fees and sales commissions than domestic investments.

FORWARD COMMITMENTS OR PURCHASES ON A WHEN-ISSUED BASIS

         Each Fund may invest up to 25 percent of its assets in forward commitments or commitments to purchase securities on a when-issued basis. Forward commitments or purchases of securities on a when-issued basis are transactions where the price of the securities is fixed at the time of the commitment and delivery and payment normally take place beyond conventional settlement time after the date of commitment to purchase. The Funds will make commitments to purchase obligations on a when-issued basis only with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case, there could be an unrealized loss at the time of delivery.

         While awaiting delivery of securities purchased on a when-issued basis, a Fund will establish a segregated account consisting of cash and liquid securities equal to the amount of the commitments to purchase securities on such basis. If the value of these assets declines, the Fund will place additional assets of the type described in the preceding sentence in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

FUTURES CONTRACTS

         Subject to applicable laws, each of the Funds may enter into bond and interest rate futures contracts. The Funds intend to use futures contracts only for bona fide hedging purposes. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specified security at a specified future time and at a specified price. A "sale" of a futures contract entails a contractual obligation to deliver the underlying securities called for by the contract, and a "purchase" of a futures contract entails a contractual obligation to acquire such securities, in each case in accordance with the terms of the contract. Futures contracts must be executed through a futures commission merchant, or brokerage firm, which is a member of an appropriate exchange designated as a "contract market" by the Commodity Futures Trading Commission ("CFTC").

         When a Fund purchases or sells a futures contract, the Trust must allocate assets of that Fund as an initial deposit on the contract. The initial deposit may be as low as approximately 5 percent or less of the value of the contract. The futures contract is marked to market daily thereafter and the Fund may be required to pay or entitled to receive additional "variation margin", based on decrease or increase in the value of the futures contract.

         Futures contracts call for the actual delivery or acquisition of securities, or in the case of futures contracts based on indices, the making or acceptance of a cash settlement at a specified future time; however, the contractual obligation is usually fulfilled before the date specified in the contract by closing out the futures contract position through the purchase or sale, on a commodities exchange, of an identical futures contract. Positions in futures contracts may be closed out only if a liquid secondary market for such contract is available, and there can be no assurance that such a liquid secondary market will exist for any particular futures contract.

         A Fund's ability to hedge effectively through transactions in futures contracts depends on, among other factors, its Adviser's or Advisers', as applicable, judgment as to the expected price movements in the securities underlying the futures contracts. In addition, it is possible in some circumstances that a Fund would have to sell securities from its portfolio to meet "variation margin" requirements at a time when it may be disadvantageous to do so.

GUARANTEED INVESTMENT CONTRACTS (GIC)

         A GIC is a contract between an insurance company and, generally, an institutional investor that guarantees the investor a specified interest rate for a specific period and the return of the investor's principal. Each of the Funds may invest in GICs, but no Fund will invest more than 20% of its total assets in GICs.

LOAN PARTICIPATIONS

         Loan participations are interests in loans which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank or syndicate member. The Funds may only purchase interests in loan participations issued by a bank in the United States with assets exceeding $1 billion and for which the underlying loan is issued by borrowers in whose obligations the Funds may invest. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risk generally associated with the underlying corporate borrower. In addition, in the event the underlying corporate borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of the borrower. Under the terms of a loan participation, the purchasing Fund may be regarded as a creditor of the intermediary bank so that the Fund may also be subject to the risk that the issuing bank may become insolvent.

MONEY MARKET FUNDS

         A money market fund is an investment company that limits its investments to high quality money market instruments with a weighted average maturity of 90 days or less. Each of the Funds (other than Boston 1784 U.S. Treasury Money Market Fund, Boston 1784 Institutional U.S. Treasury Money Market Fund and Boston 1784 Institutional Prime Money Market Fund) may invest in money market funds, but not more than 5 percent of its assets in any one money market fund or more than 10 percent of its assets in other investment companies, including money market funds. When a Fund invests in a money market fund, a shareholder bears not only his or her proportionate share of the Fund's expenses, but also indirectly his or her share of the expenses of the money market fund, including management fees.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS

         Boston 1784 Short-Term Income Fund and Boston 1784 Income Fund may enter into mortgage "dollar roll" transactions pursuant to which a Fund sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

         In a mortgage dollar roll, the Fund takes the risk that the market price of the mortgage-backed security will drop below the future purchase price. To the extent the Fund invests the proceeds from the sale of the mortgage-backed security in other portfolio securities, the Fund is engaging in a form of leverage which could have the effect of magnifying the Fund's gains or losses.

MORTGAGE-BACKED SECURITIES

         Each of the Funds may invest in mortgage-backed securities, which are securities representing interests in pools of mortgage loans. Interests in pools of mortgage-related securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages.

         The principal governmental issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), and Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of GNMA are backed by the full faith and credit of the United States Government while obligations of FNMA and FHLMC are supported by the respective agency only.

         Each of the Funds (other than the Money Market Funds) may also invest in mortgage-backed securities not issued by government issuers which are rated in one of the three top categories by Standard and Poor's Rating Services ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch IBCA, Inc. ("Fitch IBCA"), or, if not rated by S&P, Moody's or Fitch IBCA, of comparable quality as determined by the Adviser or Advisers to the Fund.

         Two principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

         CMOs are securities collateralized by mortgages, mortgage pass-through certificates, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence.

         Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligations is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-through certificates to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-through certificates issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

         Even if the U.S. government or one of its agencies guarantees principal and interest payments of a mortgage-backed security, the market price of a mortgage-backed security is not insured and may be subject to market volatility. When interest rates decline, mortgage-backed securities experience higher rates of prepayment because the underlying mortgages are refinanced to take advantage of the lower rates. The prices of mortgage-backed securities may not increase as much as prices of other debt obligations when interest rates decline, and mortgage-backed securities may not be an effective means of locking in a particular interest rate. In addition, any premium paid for a mortgage-backed security may be lost when it is prepaid. When interest rates go up, mortgage-backed securities experience lower rates of prepayment. This has the effect of lengthening the expected maturity of a mortgage-backed security. As a result, prices of mortgage-backed securities may decrease more than prices of other debt obligations when interest rates go up.

OPTIONS

         Each of the Stock Funds, Tax-Exempt Funds and Bond Funds may write covered call options from time to time on its assets as determined by the Adviser or Advisers to such Fund to be appropriate in seeking to achieve such Fund's investment objective, provided that the aggregate value of such options may not exceed 10 percent of such Fund's net assets as of the time such Fund enters into such options. The Stock Funds, Boston 1784 Short-Term Income Fund and Boston 1784 Income Fund may write covered call options, for hedging purposes and in order to generate additional income. The Tax-Exempt Funds and Boston 1784 U.S. Government Medium-Term Income Fund may write covered call options, for hedging purposes only and will not engage in option writing strategies for speculative purposes.

         The purchaser of a call option has the right to buy, and the writer (in this case a Fund) of a call option has the obligation to sell, an underlying security at a specified exercise price during a specified option period. The advantage to a Fund of writing covered calls is that the Fund receives a premium for writing the call, which is additional income. However, if the security rises in value and the call is exercised, the Fund may not participate fully in the market appreciation of the security.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the writer effects a closing purchase transaction.

         A closing purchase transaction is one in which a Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written. A closing purchase transaction cannot be effected with respect to an option once the Fund writing the option has received an exercise notice for such option. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or different expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

         If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid, even though, in economic terms, such gains may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security equal to the difference between (a)the Fund's tax basis in the underlying security and (b)the proceeds of the sale of the security, plus the amount of the premium on the option, less the commission paid.

         The market value of a call option generally reflects the market price of the underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

         Each of the Stock Funds, Tax-Exempt Funds and Bond Funds will write call options only on a covered basis, which means that the Fund will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

         A Fund may also purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or a call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.

OPTIONS ON FUTURES CONTRACTS

         The Funds may, subject to any applicable laws, purchase and write options on futures contracts for hedging purposes only. The holder of a call option on a futures contract has the right to purchase the futures contract, and the holder of a put option on a futures contract has the right to sell the futures contract, in either case at a fixed exercise price up to a stated expiration date or, in the case of certain options, on a stated date. Options on futures contracts, like futures contracts, are traded on contract markets.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities deliverable on exercise of the futures contract. A Fund will receive an option premium when it writes the call, and, if the price of the futures contract at expiration of the option is below the option exercise price, the Fund will retain the full amount of this option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. Similarly, the writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities deliverable upon exercise of the futures contract. If a Fund writes an option on a futures contract and that option is exercised, the Fund may incur a loss, which loss will be reduced by the amount of the option premium received, less related transaction costs. A Fund's ability to hedge effectively through transactions in options on futures contracts depends on, among other factors, the degree of correlation between changes in the value of securities held by the Fund and changes in the value of its futures positions. This correlation cannot be expected to be exact, and the Fund bears a risk that the value of the futures contract being hedged will not move in the same amount, or even in the same direction, as the hedging instrument. Thus it may be possible for a Fund to incur a loss on both the hedging instrument and the futures contract being hedged.

         The ability of a Fund to engage in options and futures strategies depends also upon the availability of a liquid market for such instruments; there can be no assurance that such a liquid market will exist for such instruments.

OPTIONS ON STOCK INDICES

           The Stock Funds may engage in transactions involving options on stock indices. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the underlying common stocks. The Funds will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The aggregate premium paid on all options on stock indices will not exceed 5 percent of a Fund's total assets.

           Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the option premium received, to make delivery of this amount. Gain or loss to a Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

           As with stock options, a Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

           A stock index fluctuates with changes in the market values of the stock included in the index. Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange.

A Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indices depends on the degree to which price movements in the underlying index correlate with price movements in the securities held by the Fund. Since the Fund will not duplicate all of the components of an index, the correlation will not be exact. Consequently, the Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument.

           Positions in stock index options may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on a Fund's ability to effectively hedge its securities. The Fund will enter into an option position only if there appears to the Adviser or an Adviser of such Fund, at the time of investment, to be a liquid secondary market for such options.

OTHER INVESTMENT COMPANIES

         Subject to applicable statutory and regulatory limitations, assets of each Fund may be invested in shares of other investment companies and foreign investment trusts. Each Fund may invest up to 5% of its assets in closed-end investment companies that primarily hold securities of non-U.S. issuers. A Fund's purchase of investment company securities may result in the duplication of fees and expenses.

RECEIPTS

         Each of the Funds may invest in receipts. Receipts are interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks and brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. Receipts include Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS"). TRs, TIGRs and CATS are sold as zero coupon securities.

REPURCHASE AGREEMENTS

         Each of the Funds may invest in repurchase agreements collateralized by securities in which that Fund may otherwise invest. Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller (a primary securities dealer recognized by the Federal Reserve Bank of New York or a national member bank as defined in Section 3(d)(1) of the Federal Deposit Insurance Act, as amended) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security. Pursuant to an exemptive order from the Securities and Exchange Commission, the Funds' may enter into repurchase agreements on a pooled basis.

         Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations. The repurchase agreements entered into by the Funds will provide that the underlying security at all times shall have a value at least equal to 100 percent of the resale price stated in the agreement; the Adviser or an Adviser to each Fund will monitor compliance with this requirement. Under all repurchase agreements entered into by any Fund, the underlying collateral must be held by the Fund's Custodian or sub-custodian. However, if the seller under a repurchase agreement defaults, the Fund investing in that repurchase agreement could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale (including accrued interest) are less than the resale price provided in the repurchase agreement (including interest). In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may face delays and incur costs in selling the underlying security or may suffer a loss of principal and interest.

RESTRICTED SECURITIES

         Restricted securities are securities that may not be sold to the public without registration under the Securities Act of 1933 (the "1933 Act") absent an exemption from registration. Boston 1784 Prime Money Market Fund, Boston 1784 Institutional Prime Money Market Fund, each Stock Fund and each Bond Fund may invest up to 20 percent of its total assets in restricted securities provided it is determined by the Adviser or an Adviser to that Fund that at the time of investment such securities are not illiquid (generally, an illiquid security is one that cannot be disposed of within seven days in the ordinary course of business at its full value), based on guidelines which are the responsibility of and are periodically reviewed by the Board of Trustees. Under these guidelines, the Adviser or an Adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, the intention of the Adviser or an Adviser is to rely upon the exemption from registration provided by Rule 144A promulgated under the 1933 Act. Restricted securities not determined to be liquid may be purchased subject to each Fund's limitation on all illiquid securities (15 percent of net assets for each Stock, Bond and Tax-Exempt Fund and 10 percent for each Money Market
Fund).

         A Fund may purchase restricted securities that are not registered for sale to the general public if it is determined that there is a dealer or institutional market in the securities. In that case, the securities will not be treated as illiquid for purposes of the Fund's investment limitation described above. The Trustees will review these determinations. These securities are known as "Rule 144A securities" because they are traded under SEC Rule 144A among qualified institutional buyers.

REVERSE REPURCHASE AGREEMENTS

         Each of the Funds may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund and the agreement by the Fund to repurchase the securities at an agreed-upon price, date and interest payment. When a Fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be maintained in a segregated account with the Fund's custodian. The segregation of assets could impair the Fund's ability to meet its current obligations or impede investment management if a large portion of the Fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing. In the event of the bankruptcy of the other party to a reverse repurchase agreement, a Fund could experience delays in recovering the securities sold. To the extent that, in the meantime, the value of the securities sold has increased, the Fund could experience a loss.

SECURITIES LENDING

         Each Fund may lend securities pursuant to agreements requiring that the loans be continuously secured by cash, securities of the U.S. government or its agencies, or any combination of cash and such securities, as collateral equal to 100% of the market value at all times of the securities lent. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for the Fund exceed one-third of a Fund's total assets. A Fund will continue to receive interest or dividends on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. government securities. However, a Fund will normally pay a rebate to the borrowers and related expenses from the interest earned on invested collateral. If a Fund receives securities as collateral for the loan, the Fund will receive a fee from the borrower. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser or an Adviser to a Fund to be of good standing and when, in the judgment of the Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party. When a loan is terminated, the Fund must return the collateral received, and the liquidation of any investments made with cash collateral may result in a loss to the Fund. A Fund may use the Distributor or a broker/dealer affiliate of an Adviser as a borrower or lending agent in these transactions.

SECURITIES RATED BAA OR BBB

         Each of the Funds may purchase securities rated Baa by Moody's or BBB by Standard & Poor's which may have poor protection of payment of principal and interest. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a higher quality rating due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty that may follow periods of rising interest rates.


STRIPS

         Each of the Funds may invest in Separately Traded Interest and Principal Securities ("STRIPS"), which are component parts of U.S. Treasury Securities traded through the Federal Reserve Book-Entry System. The Adviser or an Adviser to a Fund will purchase only those STRIPS that it determines or they determine are liquid or, if illiquid, do not violate such Fund's investment policy concerning investments in illiquid securities. Consistent with Rule 2a-7, BankBoston, as the Adviser to the Money Market Funds, will purchase for Money Market Funds only those STRIPS that have a remaining maturity of 397 days or less. No Money Market Fund may invest more than 5 percent of its total assets in STRIPS. While there is no limitation on the percentage of any other Fund's assets that may be comprised of STRIPS, the Adviser or Advisers to each Fund will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights. The interest-only component is extremely sensitive to the rate of principal payments on the underlying obligation. The market value of the principal-only component generally is unusually volatile in response to changes in interest rates.

TAX-EXEMPT SECURITIES

         MUNICIPAL NOTES AND BONDS

         Boston 1784 Tax-Free Money Market Fund, Boston 1784 Prime Money Market Fund, Boston 1784 Institutional Prime Money Market Fund, Boston 1784 Short-Term Income Fund, Boston 1784 Income Fund and each of the Tax-Exempt Funds may invest in municipal notes, which include but are not limited to general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. A Fund's investment in any of the notes described above will be limited to those obligations which are rated (i) MIG-2 or VMIG-2 or better at the time of investment by Moody's, (ii) SP-2 or better at the time of investment by S&P, or (iii) F-2 or better at the time of investment by Fitch IBCA, or which, if not rated by Moody's, S&P or Fitch IBCA, are of at least comparable quality, as determined by the Adviser to the Fund. Municipal bonds, in which these same Funds may invest, must be rated AA or better by S&P or Fitch IBCA (BBB or better for the Tax-Exempt Funds, Short Term Income Fund and Income Fund) or Aa or better by Moody's (Baa or better for the Tax-Exempt Funds, Short Term Income Fund and Income Fund) at the time of investment or, if not rated by Moody's, S&P or Fitch IBCA, must be determined by the Adviser to the Funds to have essentially the same characteristics and quality as bonds having the above ratings. Bonds rated BBB by S&P or Fitch IBCA or Baa by Moody's may have speculative characteristics. The Adviser to these Funds may purchase industrial development and pollution control bonds for these Funds if the interest paid thereon is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds may also be used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

         Municipal securities also include participations in municipal leases. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase issued by a state or local government to acquire equipment or facilities. Municipal leases frequently have special risks not normally associated with general obligation bonds or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. In light of these concerns, the Trust has adopted and follows procedures for determining whether municipal lease securities purchased by a Fund are liquid and for monitoring the liquidity of municipal lease securities held in the Fund's portfolio. The procedures require that a number of factors be used in evaluating the liquidity of a municipal lease security, including the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, the willingness of dealers to undertake to make a market in the security, the nature of the marketplace in which the security trades, the credit quality of the security, and other factors which the Adviser to the Fund may deem relevant.

         TAX-EXEMPT COMMERCIAL PAPER in which a Tax-Exempt Fund, Boston 1784 Tax-Free Money Market, Boston 1784 Prime Money Market Fund and Boston 1784 Institutional Prime Money Market Fund may invest will be limited to investments in obligations which are rated at least A-2 by S&P, Prime-2 by Moody's, or F-2 by Fitch IBCA, at the time of investment or which are of comparable quality as determined by the Adviser to the Fund.

         Each of the Tax-Exempt Funds, Boston 1784 Tax-Free Money Market Fund, Boston 1784 Prime Money Market Fund and Boston 1784 Institutional Prime Money Market Fund may invest in FLOATING RATE NOTES. Investments in such floating rate instruments will normally involve industrial development or revenue (now known as "private activity") bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that a Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. For purposes of determining the maturity of these obligations, the Fund may use the longer of (a) the period required before the Fund is entitled to prepayment under such obligations or (b) the period remaining until the next interest rate adjustment date. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must in the Fund Adviser's opinion be equivalent to the long-term bond or commercial paper ratings on securities in which the Fund may invest. The Adviser to the Fund will monitor the earning power, cash flow and liquidity ratios of the issuers of floating rate instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Adviser to the Fund may also purchase other types of tax-exempt instruments for these Funds as long as they are of a quality equivalent to the bonds or commercial paper in which these Funds may invest.

         STANDBY COMMITMENTS

         Funds investing in municipal securities may acquire such securities subject to a "standby commitment". The Adviser to these Funds has the authority to purchase for these Funds securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put". The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Fund to meet redemptions and remain as fully invested as possible in municipal securities. The Funds reserve their right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. Each Fund would limit its put transactions to institutions which the Adviser to such Fund believes present minimum credit risks. Each Adviser would use its best efforts initially to determine and to continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain fund liquidity. The Fund could, however, at any time sell the underlying security in the open market or wait until the security matures, at which time it should realize the full par value of the security.

         Municipal securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of Fund securities that a Fund may purchase subject to puts but the amount paid directly or indirectly for puts which are not integral parts of a security as originally issued held in a Fund will not exceed 1/2 of 1 percent of the value of the total assets of such Fund calculated immediately after any such put is acquired.

         For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of a Fund including such securities, "maturity" will be considered to be the first date on which the Fund has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

TIME DEPOSITS

         Each of the Funds may invest in time deposits. A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty are considered to be illiquid securities.

VARIABLE AMOUNT MASTER DEMAND NOTES

         Each Fund (other than Boston 1784 Institutional U.S. Treasury Money Market Fund and Boston 1784 U.S. Treasury Money Market Fund) may invest in variable amount master demand notes which may or may not be backed by bank letters of credit. These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Trust, as lender, on behalf of a Fund and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes. It is not generally contemplated that such instruments will be traded.

WARRANTS

         A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. Each of the Stock Funds may invest up to 5% of its net assets in warrants. Included in this limitation, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange. The Short-Term Income Fund and Income Fund may each invest in warrants in an amount not exceeding 2% of its net assets, except that this limitation does not apply to warrants acquired in units or attached to securities. Such warrants may not be listed on the New York Stock Exchange or American Stock Exchange.

ZERO COUPON SECURITIES

         Each of the Funds may invest in zero coupon securities. A zero coupon security pays no interest or principal to its holder during its life. A zero coupon security is sold at a discount, frequently substantial, and redeemed at face value at its maturity date. The market prices of zero coupon securities are generally more volatile than the market prices of securities of similar maturity that pay interest periodically, and zero coupon securities are likely to react more to interest rate changes than non-zero coupon securities with similar maturity and credit qualities.


                                  FUND POLICIES

FUNDAMENTAL POLICIES

         The following are fundamental policies of each of the Funds and may not be changed with respect to any Fund without approval by holders of a majority of the outstanding voting securities of that Fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67 percent or more of the outstanding voting securities of the Fund present at a meeting at which the holders of more than 50 percent of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50 percent of the outstanding voting securities of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the Investment Company Act of 1940, as amended (the "1940 Act").

1. A Fund may not purchase any securities which would cause more than 25 percent of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities and, for each of the Money Market Funds, to investments in obligations issued by domestic banks, foreign branches of domestic banks and U.S. branches of foreign banks, to the extent that a Fund may under the 1940 Act, reserve freedom of action to concentrate its investments in such securities, and in the case of Boston 1784 Tax-Free Money Market Fund, tax-exempt securities issued by governments or political subdivisions of governments. Each of the Money Market Funds has reserved its freedom of action to concentrate its investments in government securities and bank instruments described in the foregoing sentence. This limitation also does not apply to an investment of all of the investable assets of each of Boston 1784 Prime Money Market Fund, Boston 1784 Institutional Prime Money Market Fund, Boston 1784 Florida Tax-Exempt Income Fund, Boston 1784 Growth Fund and Boston 1784 International Equity Fund in a diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to such Fund (in each case, a "Qualifying Portfolio"). For purposes of this limitation, (i) utility companies will be divided according to their services; for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services; for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational entities will be considered to be a separate industry; and (iv) loan participations are considered to be issued by both the issuing bank and the underlying corporate borrower.

2. A Fund may not make loans, except that a Fund may (a) purchase or hold debt instruments in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) engage in securities lending as described in the Prospectuses and in this Statement of Additional Information.

3. A Fund may not acquire more than 10 percent of the voting securities of any one issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) or invest more than 5 percent of the total assets of the Fund in the securities of an issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities); provided, that (a) the foregoing limitation shall not apply to Boston 1784 Massachusetts Tax-Exempt Income Fund, Boston 1784 Connecticut Tax-Exempt Income Fund, Boston 1784 Rhode Island Tax-Exempt Income Fund or Boston 1784 Florida Tax-Exempt Income Fund; (b) the foregoing limitation shall not apply to 25 percent of the total assets of each of the Stock Funds, Bond Funds, Boston 1784 Tax-Exempt Medium-Term Income Fund, Boston 1784 Tax-Free Money Market Fund, Boston
     1784 Prime Money Market Fund or Boston 1784 Institutional Prime Money Market Fund; and (c) the foregoing limitation does not apply to an investment of all of the investable assets of Boston 1784 Prime Money Market Fund, Boston 1784 Institutional Prime Money Market Fund, Boston 1784 Florida Tax-Exempt Income Fund, Boston 1784 Growth Fund, or Boston 1784 International Equity Fund in a Qualifying Portfolio.

4.   A Fund may not invest in companies for the purpose of exercising control.

5. A Fund may not borrow, except that a Fund may borrow money from banks and may enter into reverse repurchase agreements, in either case in an amount not to exceed 33-1/3 percent of that Fund's total assets and then only as a temporary measure for extraordinary or emergency purposes (which may include the need to meet shareholder redemption requests). This borrowing provision is included solely to facilitate the orderly sale of Fund securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. A Fund will not purchase any securities for its portfolio at any time at which its borrowings equal or exceed 5 percent of its total assets (taken at market value), and any interest paid on such borrowings will reduce income.

6. In the case of Boston 1784 Asset Allocation Fund, Boston 1784 Growth and Income Fund, Money Market Funds (other than Boston 1784 Prime Money Market Fund and Boston 1784 Institutional Prime Money Market Fund), Boston 1784 U.S. Government Medium-Term Income Fund, Boston 1784 Tax-Exempt Medium-Term Income Fund and Boston 1784 Massachusetts Tax-Exempt Income Fund, such a Fund may not pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (5) above in aggregate amounts not to exceed 10 percent of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

7. A Fund may not purchase or sell real estate, including real estate limited partnership interests, commodities and commodities contracts, but excluding interests in a pool of securities that are secured by interests in real estate. However, subject to its permitted investments, any Fund may invest in companies which invest in real estate commodities or commodities contracts. Each of the Funds may invest in futures contracts and options thereon to the extent described in the Prospectuses and elsewhere in this Statement of Additional Information.

8. A Fund may not make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

9. A Fund may not act as an underwriter of securities of other issuers, except as it may be deemed an underwriter under federal securities laws in selling a security held by the Fund.

10. A Fund may not purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder. Under these rules and regulations, each of the Funds is prohibited, subject to certain exceptions, from acquiring the securities of other investment companies if, as a result of such acquisition, (a) such Fund owns more than 3 percent of the total voting stock of the company; (b) securities issued by any one investment company represent more than 5 percent of the total assets of such Fund; or (c) securities (other than treasury stock) issued by all investment companies represent more than 10 percent of the total assets of such Fund, provided, that with respect to the Boston 1784 Prime Money Market Fund, Boston 1784 Institutional Prime Money Market Fund, Boston 1784 Florida Tax-Exempt Income Fund, Boston 1784 Growth Fund and Boston 1784 International Equity Fund, the limitations do not apply to an investment of all of the investable assets of such Fund in a Qualifying Portfolio. These investment companies typically incur fees that are separate from those fees incurred directly by a Fund. A Fund's purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

     The Funds have obtained an exemptive order from the Securities and Exchange Commission which permits the Funds (other than the Money Market Funds) to purchase shares of one or more affiliated investment companies that are money market funds, subject to certain conditions contained in the application for such exemptive order.

     It is the position of the Securities and Exchange Commission's Staff that certain non-governmental issuers of CMOs and REMICs constitute investment companies pursuant to the 1940 Act and either (a) investments in such instruments are subject to the limitations set forth above or (b) the issuers of such instruments have received orders from the Securities and Exchange Commission exempting such instruments from the definition of investment company.

11. A Fund may not issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the Securities and Exchange Commission.

12. A Fund may not write or purchase puts, calls, or other options or combinations thereof, except that each Fund may write covered call options with respect to any or all of the securities it holds, subject to any limitations described in the Prospectuses or elsewhere in this Statement of Additional Information and each Fund may purchase and sell other options as described in the Prospectuses and this statement of Additional Information.

NON-FUNDAMENTAL POLICIES

         The following policies are not fundamental and may be changed with respect to any Fund without approval by the shareholders of that Fund:

         No Fund may invest in warrants, except that (i) each of the Stock Funds may invest in warrants in an amount not exceeding 5 percent of the Fund's net assets as valued at the lower of cost or market value; included in these amounts, but not to exceed 2 percent of the Fund's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange; and (ii) Boston 1784 Short-Term Income Fund and Boston 1784 Income Fund may each invest in warrants in an amount not exceeding 2 percent of its net assets; this limitation does not apply to warrants acquired in units or attached to securities. Such warrants may not be listed on the New York Stock Exchange or American Stock Exchange.

         No Fund may invest in illiquid securities in an amount exceeding, in the aggregate, 15 percent of that Fund's net assets (10 percent for Money Market Funds), provided that this limitation does not apply to an investment of all of the investable assets of the Boston 1784 Prime Money Market Fund, Boston 1784 Institutional Prime Money Market Fund, Boston 1784 Florida Tax-Exempt Income Fund, Boston 1784 Growth Fund, or Boston 1784 International Equity Fund in a Qualifying Portfolio. The foregoing limitation does not apply to restricted securities, including those issued pursuant to Rule 144A under the 1933 Act, if it is determined by or under procedures established by the Board of Trustees of the Trust that, based on trading markets for the specific restricted security in question, such security is not illiquid.

         No Fund may purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, partner or director of the Trust or any investment adviser of the Trust owns beneficially more than 1/2 of 1 percent of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1 percent of such shares or securities together own more than 5 percent of such shares or securities.

         No Fund may invest in interests in oil, gas or other mineral exploration or development programs. No Fund may invest in oil, gas or mineral leases.

         No Fund may purchase securities of any company which has (with predecessors) a record of less than 3 years continuing operations if as a result more than 5 percent of total assets (taken at fair market value) of the Fund would be invested in such securities, except that the foregoing limitation shall not apply to (a) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (b) municipal securities which are rated by at least one nationally-recognized bond rating service; or (c) an investment of all of the investable assets of the Boston 1784 Prime Money Market Fund, Boston 1784 Institutional Prime Money Market Fund, Boston 1784 Florida Tax-Exempt Income Fund, Boston 1784 Growth Fund, or Boston 1784 International Equity Fund in a Qualifying Portfolio.

         The foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

                          TEMPORARY DEFENSIVE POSITION

         During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, each Fund may invest without limit in cash and in U.S. dollar-denominated high quality money market and short-term instruments. These investments may result in a lower yield than would be available from investments with a lower quality or longer term.

                               PORTFOLIO TURNOVER

         Set forth below are the portfolio turnover rates for each of the Funds (with the exception of the money market funds) for the fiscal years indicated. A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a year. The amount of brokerage commissions will tend to increase as the level of portfolio activity increases. High portfolio turnover may result in the realization of substantial net capital gains or losses which will be required to be distributed to shareholders. To the extent net short term capital gains are realized, any distributions resulting from such gains will be treated as ordinary dividend income for federal income tax purposes.

--------------------------------------------------------------------------------


                                      Portfolio Turnover     Portfolio Turnover
Fund                                      Rates 1998            Rates 1999
--------------------------------------------------------------------------------



Boston 1784 Short-Term Income Fund
                                             83.84%                36.57%

Boston 1784 Income Fund                      79.09%                64.34%

Boston 1784 U.S. Government
     Medium-Term Income Fund                 73.65%                47.85%

Boston 1784 Tax-Exempt Medium
     Term Income Fund                        34.06%                68.58%

Boston 1784 Connecticut Tax-
     Exempt Income Fund                      16.81%                19.10%

Boston 1784 Florida Tax-Exempt
     Income Fund                             21.35%                10.88%

Boston 1784 Massachusetts Tax-
     Exempt Fund                              6.45%                 9.32%

Boston 1784 Rhode Island Tax-
     Exempt Income Fund                      13.79%                12.44%
--------------------------------------------------------------------------------

Boston 1784 Asset Allocation Fund            47.83%                49.78%

Boston 1784 Growth and Income
     Fund                                    39.03%                50.15%

Boston 1784 Growth Fund                      48.60%                61.02%

Boston 1784 International Equity
     Fund                                   103.47%               115.83%
--------------------------------------------------------------------------------



                                  3. MANAGEMENT

                                    TRUSTEES

         The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Subject to the provisions of the Declaration of Trust, the business of the Trust shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility.

                             MANAGEMENT INFORMATION

         The Trustees and executive officers of the Trust and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. An asterisk indicates a Trustee who may be deemed to be an "interested person" (as defined in the 1940 Act) of the Trust.


--------------------------------------------- ----------------- --------------------------------------------
                                              Position(s)
                                              Held with Trust   Principal Occupation(s) During Past 5 Years
           Name, Address, and Age
--------------------------------------------- ----------------- --------------------------------------------
DAVID H. CARTER                               Trustee           Main Board Director, Touche Remnant & Co.
(date of birth March 21, 1933)                                  (investment advisor), 1982-1988; Managing
Tockenham Farm                                                  Director, Bearbull (UK) Ltd., London
Wootton Bassett                                                 (investment advisor), 1988-January 1993.
Wiltshire, SN47PB
England
--------------------------------------------- ----------------- --------------------------------------------
TARRANT CUTLER                                Trustee           Trustee and Secretary, Northeast Hospital
(date of birth June 12, 1926)                                   Corp. (since 1965); Senior Executive Vice
5 Masconomo Street                                              President, Massachusetts Financial
Manchester, Massachusetts 01944                                 Services Company, retired in 1991.

                                      -28-

--------------------------------------------- ----------------- --------------------------------------------
KENNETH A. FROOT                              Trustee           Andre R. Jakurski Professor of Business
(date of birth July 5, 1957)                                    Administration, since 1999, Director of
Harvard University Graduate School of                           Research, since 1996, and The Industrial
Business                                                        Bank of Japan Professor of Finance and
Boston, Massachusetts 02163                                     Director of Research, Harvard University
                                                                Graduate School of Business, 1993-1999;
                                                                Thomas Henry Carroll-Ford Visiting
                                                                Professor of Business Administration,
                                                                Harvard University Graduate School
                                                                of Business, 1991-1993; Associate
                                                                Professor of Management with Tenure, Sloan
                                                                School of Management, Massachusetts
                                                                Institute of Technology, 1991-1992; Ford
                                                                International Development Chair, Sloan
                                                                School, 1987-1990; Research Associate,
                                                                National Bureau of Economic Research,
                                                                1990-present.
--------------------------------------------- ----------------- --------------------------------------------
SARA L. JOHNSON                               Trustee           North American Research Director (since
(date of birth November 16, 1951)                               1998), Chief Regional Economist (since
30 Eaton Court                                                  1995), Principal (1992-1998) and Director
Wellesley Hills, Massachusetts  02181                           of Regional Forecasting (1992-1995),
                                                                Standard & Poor's DRI (formerly
                                                                DRI/McGraw-Hill); formerly, Trustee
                                                                of BayFunds.
--------------------------------------------- ----------------- --------------------------------------------
KATHRYN FLACKE MUNCIL                         Trustee           Chief Financial Officer, since 1993,
(date of birth November 30, 1958)                               Treasurer and Secretary, since 1994, Fort
c/o Fort William Henry Corporation                              William Henry Corporation; Treasurer and
48 Canada Street                                                Secretary, Adirondack Lakeview
Lake George, New York 12845                                     Corporation, since 1994; Treasurer,
                                                                Spaulding Investment Company (real
                                                                estate development, investment and
                                                                property management), 1985-1993.
--------------------------------------------- ----------------- --------------------------------------------
*ROBERT A. NESHER                             President,        Mr. Nesher currently performs various
(date of birth August 17, 1946)               Chief Executive   services on behalf of SEI for which he is
1 Freedom Valley Drive, Oaks, Pennsylvania    Officer &         compensated. Director and Executive Vice
19456                                         Trustee           President of SEI 1986 to July 1994.
                                                                Director and Executive Vice President of
                                                                the Administrator and Distributor 1981 to
                                                                July 1994.


                                      -29-
--------------------------------------------- ----------------- --------------------------------------------
ALVIN J. SILK                                 Trustee           Co-Chairman, Marketing Area and Lincoln
(date of birth December 31, 1935)                               Filene Professor of Business
Graduate School of Business Administration                      Administration, Graduate School of
Harvard University                                              Business Administration, Harvard
Soldiers Field Road                                             University (1988-present); formerly,
Boston, Massachusetts  02163                                    Trustee of BayFunds; formerly, Erwin H.
                                                                Schell Professor of Management, Sloan School
                                                                of Management, Massachusetts Institute of
                                                                Technology; formerly, Director, BayBank
                                                                Systems, Inc.; Trustee, Marketing Science
                                                                Institute; Director, Reed and Barton, Inc.
--------------------------------------------- ----------------- --------------------------------------------
TODD CIPPERMAN                                Vice President    Vice President and Assistant Secretary of
(date of birth February 14, 1966)             & Assistant       SEI, the Administrator and the Distributor
1 Freedom Valley Drive                        Secretary         since 1995.  Associate, Dewey Ballantine
Oaks, Pennsylvania  19456                                       (law firm)(1994-1995).  Associate, Winston
                                                                & Strawn (law firm) (1991-1994).
--------------------------------------------- ----------------- --------------------------------------------
ROGER P. JOSEPH                               Secretary         Partner, Bingham Dana LLP, counsel to the
(date of birth October 3, 1951)                                 Trust, since 1983.
150 Federal Street, Boston, Massachusetts
02110
--------------------------------------------- ----------------- --------------------------------------------
CHRISTOPHER F. SALFI                          Controller        Director, Funds Accounting, SEI Mutual
(date of birth November 28, 1963)                               Fund Services, since 1998; Fund Accounting
1 Freedom Valley Drive                                          Manager, SEI, 1994-1997; Investment
Oaks, Pennsylvania  19456                                       Accounting Manager, PFPC, 1993-1994; FPS
                                                                Services, Inc., 1986-1993.
--------------------------------------------- ----------------- --------------------------------------------
KEVIN P. ROBINS                               Vice President    General Counsel to and Senior Vice
(date of birth April 15, 1961)                & Assistant       President of SEI, the Administrator and
1 Freedom Valley Drive                        Secretary         the Distributor, since 1994.  Vice
Oaks, Pennsylvania  19456                                       President of SEI, the Administrator and
                                                                the Distributor, from 1991 to 1994. Vice
                                                                President of SEI, the Administrator and the
                                                                Distributor, from 1992 to 1994. Associate,
                                                                Morgan, Lewis & Bockius (law firm) prior
                                                                to 1992.
--------------------------------------------- ----------------- --------------------------------------------
JAMES R. FOGGO                                Vice President    Vice President and Assistant Secretary of
(date of birth June 30, 1964)                 & Assistant       the Administrator and the Distributor
1 Freedom Valley Drive                        Secretary         since 1998.  Associate, Paul Weiss,
Oaks, Pennsylvania  19456                                       Rifkind, Wharton & Garrison (law firm),
                                                                1998. Associate, Baker & McKenzie
                                                                (law firm), 1995-1998. Associate, Battle
                                                                & Fowler, LLP (law firm), 1992-1995.
                                                                Operations Manager, The Shareholder
                                                                Services Group, Inc., 1986-1990.


                                      -30-
--------------------------------------------- ----------------- --------------------------------------------
KATHY HELIG                                   Vice President    Treasurer of SEI since 1997; Vice
(date of birth December 21, 1958)             & Assistant       President of SEI since 1991; Director of
1 Freedom Valley Drive                        Secretary         Taxes of SEI, 1987-1991.  Tax Manager,
Oaks, Pennsylvania  19456                                       Arthur Anderson L.L.P. prior to 1987.
--------------------------------------------- ----------------- --------------------------------------------
LYNDA J. STRIGEL                              Vice President    Vice President and Assistant Secretary of
(date of birth October 30, 1948)              & Assistant       the Administrator and the Distributor
1 Freedom Valley Drive                        Secretary         since 1998.  Senior Asset Management
Oaks, Pennsylvania  19456                                       Counsel, Barnett Banks, Inc., 1997-1998.
                                                                Partner, Groom and Nordberg, Chartered,
                                                                1996-1997.  Associate General Counsel,
                                                                Riggs Bank, N.A., 1991-1995.
--------------------------------------------- ----------------- --------------------------------------------
LYDIA A. GARVALIS                             Vice President    Vice President and Assistant Secretary of
(date of birth June 5, 1964)                  & Assistant       the Administrator and the Distributor
1 Freedom Valley Drive                        Secretary         since 1998.  Assistant General Counsel and
Oaks, Pennsylvania  19456                                       Director of Arbitration, Philadelphia
                                                                Stock Exchange, 1989-1998.
--------------------------------------------- ----------------- --------------------------------------------



                                  COMPENSATION

         The following table sets forth certain information regarding the compensation of the Trust's Trustees for the fiscal year ended May 31, 1999.


--------------------------- -------------------- ---------------------- --------------------- ---------------------
                                                      Pension or                               Total Compensation
                                                  Retirement Benefits     Estimated Annual     from the Trust and
                                 Aggregate        Accrued as Part of       Benefits Upon       the Funds Paid to
                             Compensation from       Fund Expenses           Retirement             Trustee
     Name of Trustee             the Trust
--------------------------- -------------------- ---------------------- --------------------- ---------------------


David H. Carter                    $29,000                   $0                     $0               $29,000
Tarrant Cutler                     $29,000                    0                      0               $29,000
Kenneth A. Froot                   $29,000                    0                      0               $29,000
Sara L. Johnson                    $29,000                    0                      0               $29,000
Kathryn F. Muncil                  $29,000                    0                      0               $29,000
Robert A. Nesher                        $0                    0                      0                    $0
Alvin J. Silk                      $29,000                    0                      0               $29,000


         The Officers of the Trust receive no compensation from the Trust for serving in such capacity. Compensation of officers and Trustees of the Trust who are employed by the Administrator is paid by the Administrator.

         The Declaration of Trust provides that the Trust will indemnify its Trustees and officers as described below under "Trustee and Shareholder Liability--Limitation of Trustees' Liability".

             4. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


                                PRINCIPAL HOLDERS

         As of September 1, 1999, all Trustees and officers of the Trust as a group owned less than 1% percent of each Fund's outstanding shares. The Trust pays the fees for unaffiliated Trustees.

         As of September 1, 1999, Bidders Edge, Inc., 131 Middlesex Turnpike, Burlington, MA 01803-4431, owned of record 5.16% of the outstanding shares of Boston 1784 Institutional Prime Money Market Fund.

         As of September 1, 1999, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104-4122, owned of record 5.27% of the outstanding shares of Boston 1784 Connecticut Tax-Exempt Income Fund.

         As of September 1, 1999, CP Clare Operation, 78 Cherry Hill Drive, Beverly, MA 01702, owned of record 5.25% of the outstanding shares of Boston 1784 Institutional Prime Money Market Fund.

         As of September 1, 1999, Engage Technologies Inc., 100 Brickstone Square, Andover, MA 01830-1428, owned of record 14.97% of the outstanding shares of Boston 1784 Institutional Prime Money Market Fund.

         As of September 1, 1999, Fleet National Bank, as Trustee for Alliances Trust, P.O. Box 92800, Rochester, NY 14692-8900, owned of record 7.40% of the outstanding shares of Boston 1784 Short-Term Income Fund.

         As of September 1, 1999, State Street Bank & Trust, as Trustee for BankBoston Thrift Incentive (401k) Plan, 105 Rosemont Road, Westwood, MA 02090-2318, owned of record the following percentages of the outstanding shares of the following Funds:

              Boston 1784 Asset Allocation Fund - 30.40%
              Boston 1784 Growth and Income Fund - 13.39%
              Boston 1784 Growth Fund - 12.82%
              Boston 1784 Short-Term Income Fund - 38.80%

         As of September 1, 1999, National Financial Services Corp., P.O. Box 3908 Church Street Station, New York, NY 10008-3908, owned of record the following percentages of the outstanding shares of the following Funds:

              Boston 1784 Tax-Free Money Market Fund - 5.11%
              Boston 1784 U.S. Treasury Money Market Fund - 19.67% Boston 1784 Prime Money Market Fund - 16.35%
              Boston 1784 Short-Term Income Fund - 5.96%
              Boston 1784 Massachusetts Tax-Exempt Income Fund - 15.07% Boston 1784 Rhode Island Tax-Exempt Income Fund - 7.70% Boston 1784 Connecticut Tax-Exempt Income Fund - 7.93% Boston 1784 Asset Allocation Fund - 25.44%
              Boston 1784 Growth and Income Fund - 10.73%
              Boston 1784 Growth Fund - 12.82%

         As of September 1, 1999, BankBoston, N.A., 100 Federal Street, Boston, Massachusetts 02110, and its affiliates, owned of record the following percentages of the outstanding shares of the following Funds:

              Boston 1784 Tax-Free Money Market Fund - 81.58%
              Boston 1784 Institutional U.S. Treasury Money Market Fund - 62.18% Boston 1784 Institutional Prime Money Market Fund - 14.82%
              Boston 1784 Tax-Exempt Medium-Term Income Fund - 88.27%
              Boston 1784 Massachusetts Tax-Exempt Income Fund - 68.49%
              Boston 1784 Rhode Island Tax-Exempt Income Fund - 82.48%
              Boston 1784 Connecticut Tax-Exempt Income Fund - 77.76%
              Boston 1784 Florida Tax-Exempt Income Fund - 97.88%
              Boston 1784 U.S. Government Medium-Term Income Fund - 90.31% Boston 1784 Short-Term Income Fund - 31.93%
              Boston 1784 Income Fund - 86.25%
              Boston 1784 Asset Allocation Fund - 32.44%
              Boston 1784 Growth and Income Fund - 55.08%
              Boston 1784 Growth Fund - 63.54%
              Boston 1784 International Equity Fund - 89.00%



                    5. INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISERS

         The Trust has entered into separate advisory agreements (each, an "Advisory Agreement") with BankBoston, a wholly-owned subsidiary of BankBoston Corporation, and, for Boston 1784 International Equity Fund, with Kleinwort Benson Investment Management Americas Inc. ("Kleinwort"), the U.S.-registered investment management subsidiary of the London-based Kleinwort Group plc, a merchant banking group, which in turn is a subsidiary of Dresdner Bank A.G.

         The Advisory Agreement with BankBoston for the Funds other than Boston 1784 International Equity Fund is dated as of June 1, 1993 and the Advisory Agreement with BankBoston for Boston 1784 International Equity Fund is dated as of November 28, 1994. The Advisory Agreement with Kleinwort for Boston 1784 International Equity Fund is dated as of October 27, 1995. BankBoston and Kleinwort are referred to in this Statement of Additional Information, collectively, as the "Advisers" and each, individually, as an "Adviser."

         BankBoston is entitled to receive investment advisory fees, which are accrued daily and payable monthly, of .40% of each Money Market Fund's average daily net assets (.20% for the Institutional U.S. Treasury Money Market Fund and the Institutional Prime Money Market Fund), .74% of each Bond and each Tax-Exempt Fund's average daily net assets (.50% for the Short-Term Income Fund) and .74% of each Stock Fund's average daily net assets (other than the International Equity Fund).

         For the International Equity Fund, BankBoston and Kleinwort each are entitled to receive an investment advisory fee of .50% of the Fund's average net assets, for a total of 1.00% of the Fund's average daily net assets. This fee is higher than the fee paid by most investment companies in general.

         BankBoston has agreed to waive its investment advisory fees to the extent necessary to limit the total operating expenses of each Fund to a specified level. BankBoston also may contribute to the Funds from time to time to help them maintain competitive expense ratios. These arrangements are voluntary and may be terminated at any time.

         For the fiscal years ended May 31, 1997, 1998 and 1999, the Trust paid the following fees (after fee waivers) on behalf of the Funds:


----------------------------------------------- --------------------- --------------------- ---------------------
                                                     BankBoston            BankBoston            BankBoston
                                                     Investment            Investment            Investment
Fund                                               Advisory Fees         Advisory Fees         Advisory Fees
                                                        1997                  1998                  1999
                                                    (thousands)           (thousands)           (thousands)
----------------------------------------------- --------------------- --------------------- ---------------------

Boston 1784 Tax-Free Money Market Fund                   $2,663              $3,896                  $4,228
Boston 1784 U.S. Treasury Money Market
     Fund                                                   879               1,286                   1,297
Boston 1784 Institutional U.S. Treasury
     Money Market Fund                                    3,052               6,468                   8,329
Boston 1784 Institutional Prime Money
     Market Fund                                           N/A (1)               46                     760
Boston 1784 Prime Money Market Fund                         142(2)              430                     509
Boston 1784 Short-Term Income Fund                          708                 960                     929
Boston 1784 Income Fund                                   1,829               2,483                   2,536
Boston 1784 U.S. Government Medium
     Term Income Fund                                     1,199               1,571                   1,829
Boston 1784 Tax-Exempt Medium-Term
     Income Fund                                          1,387               1,877                   2,241
Boston 1784 Connecticut Tax-Exempt
     Income Fund                                            573                 764                   1,139
Boston 1784 Florida Tax-Exempt Income
     Fund                                                N/A(1)                 267                     380
Boston 1784 Massachusetts Tax-Exempt
     Fund                                                   768               1,162                   1,574
Boston 1784 Rhode Island Tax-Exempt
     Income Fund                                            280                 407                     583
Boston 1784 Asset Allocation Fund                           177                 318                     382
Boston 1784 Growth and Income Fund                        2,650               3,785                   4,117
Boston 1784 Growth Fund                                   1,050               2,110                   1,455
Boston 1784 International Equity Fund                     2,111               2,404                   2,179
----------------------------------------------- --------------------- --------------------- ---------------------
Total                                                   $19,468              29,274                  34,467
----------------------------------------------- --------------------- --------------------- ---------------------


(1) The Boston 1784 Institutional Prime Money Market Fund and Boston 1784 Florida Tax-Exempt Income Fund had no operations during the periods indicated.
(2) The Prime Money Market Fund changed its fiscal year from December 31 to May 31. The investment advisory fee of $142,000 reflects payments made by the Fund for the period from January 1, 1997 to May 31, 1997.

         The foregoing table does not reflect contributions to the Funds made by BankBoston in order to assist the Funds in maintaining competitive expense ratios.


        For the fiscal year ended May 31, 1996, the Trust paid $1,222,419 to Kleinwort under the Advisory Agreement to which Kleinwort is a party, with respect to Boston 1784 International Equity Fund. For the fiscal years ended May 31, 1997, 1998 and 1999, respectively, the Trust paid $2,111,000, $2,404,000 and
$2,179,000 to Kleinwort under the same Advisory Agreement.

         The continuance of each Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees, and (ii) by the vote of a majority of the Trustees who are neither parties to the Advisory Agreement nor "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or with respect to any Fund, by a majority of the outstanding shares of that Fund, on not less than 30 nor more than 60 days' written notice to the applicable Adviser, or by the applicable Adviser on 90 days' written notice to the Trust.

        Each Advisory Agreement provides that neither the Adviser nor its personnel shall be liable (1) for any error of judgment or mistake of law; (2) for any loss arising out of any investment; or (3) for any act or omission in the execution of security transactions for the Trust or any Fund, except that the Adviser and its personnel shall not be protected against any liability to the Trust, any Fund or its Shareholders by reason of willful misfeasance, bad faith or gross negligence on its or their part in the performance of its or their duties or from reckless disregard of its or their obligations or duties thereunder.

                                  SERVICEMARKS

         The servicemark BOSTON 1784 FUNDSSM is a registered servicemark of, and this servicemark and the "eagle" logo are used by permission of, BankBoston. In the event that the Advisory Agreements with BankBoston are terminated, the Trust has agreed to discontinue use of the servicemark and logo.

                                   DISTRIBUTOR

         SEI Investments Distribution Co. (formerly known as SEI Financial Services Company) (the "Distributor"), a wholly-owned subsidiary of SEI, and the Trust are parties to a distribution agreement ("Distribution Agreement"), dated as of June 1, 1993 and amended and restated as of October 27, 1995. The Distributor has its principal business offices at 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

         The Trust has adopted a distribution plan dated as of June 1, 1993, with respect to each of the Stock Funds, the Bond Funds and the Tax-Exempt Funds and separate distribution plans dated as of September 14, 1995 with respect to Class C and Class D shares of Boston 1784 U.S. Treasury Money Market Fund. Each of these plans ("Plans") has been adopted pursuant to Rule 12b-1 under the 1940 Act. The Distributor receives no compensation for distribution of shares of Boston 1784 Tax-Free Money Market Fund, Boston 1784 Prime Money Market Fund, Boston 1784 Institutional Prime Money Market Fund or Boston 1784 Institutional U.S. Treasury Money Market Fund, or for the distribution of Class A Shares of Boston 1784 U.S. Treasury Money Market Fund.

         The Distribution Agreement and the Plans provide that the Trust will pay the Distributor a fee, calculated daily and paid monthly, at an annual rate of (i) 0.25% of the average daily net assets of each of the Stock Funds, the Bond Funds and the Tax-Exempt Funds; (ii) 0.25% of the average daily net assets of the Class C shares of Boston 1784 U.S. Treasury Money Market Fund; and (iii) 0.75% of the average daily net assets of the Class D shares of Boston 1784 U.S. Treasury Money Market Fund. The Distributor can use these fees to compensate broker/dealers and service providers

(including each Adviser and its affiliates) which provide administrative and/or distribution services to holders of these shares or their customers who beneficially own these shares. No fees have been paid to the Distributor under the Plans or the Distribution Agreement since the Funds' inception.

         The Distribution Agreement is renewable annually and may be terminated by the Distributor, by the Trustees of the Trust who are not interested persons and have no financial interest in the Plans or any related agreement ("Qualified Trustees"), or, with respect to any particular Fund or class of shares, by a majority vote of the outstanding shares of such Fund or such class of shares, as applicable, for which the Distribution Agreement is in effect upon not more than 60 days' written notice by either party.

         The Trust has adopted each of the Plans in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may, directly or indirectly, bear expenses relating to the distribution of its shares. Continuance of each of the Plans must be approved annually by a majority of the Trustees of the Trust and by a majority of the Qualified Trustees. Continuance of the Plan with respect to each of the Stock Funds, the Bond Funds, and the Tax-Exempt Funds was approved by the Trustees in March, 1999. Each of the Plans requires that quarterly written reports of money spent under such Plan and of the purposes of such expenditures be furnished to and reviewed by the Trustees. Expenditures may include (1) the cost of prospectuses, reports to Shareholders, sales literature and other materials for potential investors; (2) advertising; (3) expenses incurred in connection with the promotion and sale of the Trust's shares, including the Distributor's expenses for travel, communication, and compensation and benefits for sales personnel; and (4) any other expenses reasonably incurred in connection with the distribution and marketing of the shares subject to approval of a majority of the Qualified Trustees. No Plan may be amended to materially increase the amount which may be spent under the Plan without approval by a majority of the outstanding shares of the Funds or the class of shares which are subject to such Plan. All material amendments of the Plans require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

         From time to time, the Distributor may provide incentive compensation to its own employees and employees of banks (including BankBoston), broker-dealers and investment counselors in connection with the sale of shares of the funds. Promotional incentives may be cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, will be offered uniformly to all program participants and will be predicated upon the amount of shares of the Funds sold by the participant.

                                  ADMINISTRATOR

         The Trust and SEI Investments Mutual Funds Services (formerly known as SEI Fund Resources) (the "Administrator") are parties to an administration agreement (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss that results from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations under the Administration Agreement. The Administration Agreement's term expired on November 22, 1998, but, by its terms, it continues indefinitely thereafter unless terminated.

         Under the Agreement, the Administrator provides administrative and fund accounting services to the Funds, including regulatory reporting, office facilities, and equipment and personnel. The Administrator receives a fee for these services, which is calculated daily and paid monthly, at an annual rate of
 .085% of the first $5 billion of the Funds' combined average daily net assets and .045% of combined average daily net assets in excess of $5 billion. SEI has agreed to waive portions of its fee from time to time. The Administrator may retain sub-administrators, including BankBoston, whose fees would be paid by the Administrator.


         For the fiscal year ended May 31, 1996, the Trust paid $2,440,000 to the Administrator under the Administration Agreement. For the fiscal years ended May 31, 1997, 1998 and 1999, respectively, the Trust paid $3,912,000, $5,426,000 and $6,142,000 to the Administrator under the existing Administration Agreement.

         SEI Investments Mutual Funds Services (formerly known as SEI Fund Resources) is a Delaware business trust whose sole beneficiary is SEI Investments Management Corporation (formerly known as SEI Financial Management Corporation). SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company ("SEI"), was organized as a Delaware corporation in 1969 and has its principal business offices at 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Alfred P. West, Jr., Carmen V. Romeo, and Henry H. Greer constitute the Board of Directors of the Administrator. Mr. West is the Chairman of the Board and Chief Executive Officer of the Administrator. Mr. West serves as the Chairman of the Board of Directors, and Chief Executive Officer of SEI. SEI and its subsidiaries are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors and money managers. The Administrator and its affiliates also serve as administrator to the following other mutual funds:
SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Managed Trust, The Advisors' Inner Circle Fund, The Pillar Funds, CUFund, STI Classic Funds, First American Funds, Inc., First American Investment Funds, Inc., The Arbor Fund, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Achievement Funds Trust, Bishop Street Funds, STI Classic Variable Trust, Huntington Funds, TIP Funds, TIP Institutional Funds, ARK Funds, SEI Asset Allocation Trust, SEI Institutional Investments Trust, First American Strategy Funds, Inc., HighMark Funds, Expedition Funds, Oak Associates Funds, the Armada Funds, the Nevis Fund, Inc., UAM Funds Inc. II, Alpha Select Funds, and CNI Charter Funds.


                  DIVIDEND DISBURSING AGENT AND TRANSFER AGENT

         Boston Financial Data Services, 2 Heritage Drive, North Quincy, Massachusetts 02171 is the Funds' dividend disbursing agent. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the transfer agent.
                                   CUSTODIAN

         Prior to September 30, 1998, BankBoston, N.A., acted as custodian of the Funds' assets pursuant to a Custodian Agreement dated as of June 1, 1993 between BankBoston, N.A. and the Trust. On September 30, 1998, BankBoston assigned its rights and obligations under the Custodian Agreement to Investors Bank & Trust Company. Investors Bank & Trust Company (the "Custodian"), Hancock Towers, 200 Clarendon Street, 16th Floor, Boston, Massachusetts 02116, acts as custodian of the Funds' assets. The Custodian's responsibilities include holding and administering the

Funds' cash and securities, handling the receipt and delivery of securities, furnishing a statement of all transactions and entries for the account of each Fund, and furnishing the Funds with such other reports covering securities held by it or under its control as may be agreed upon from time to time. The Custodian and its agents (including foreign sub-custodians) may make arrangements with Depository Trust Company and other foreign or domestic depositories or clearing agencies, including the Federal Reserve Bank and any foreign depository or clearing agency, whereby certain securities may be deposited for the purpose of allowing transactions to be made by bookkeeping entry without physical delivery of such securities, subject to such restrictions as may be agreed upon by the Custodian and the Funds. Fund securities may be held by a sub-custodian bank approved by the Trustees. The Custodian does not determine the investment policies of the Funds or decide which securities the Funds will buy or sell. For its services, the Custodian will receive such compensation as may from time to time be agreed upon by it and the Trust.

                       COUNSEL AND INDEPENDENT ACCOUNTANTS

         Bingham Dana LLP, 150 Federal Street, Boston Massachusetts 02110, is counsel for each Fund. PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as independent auditor for each Fund providing audit and accounting services including: (i) examination of the annual financial statements, (ii) assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission, and (iii) preparation of annual income tax returns.

                   6. BROKERAGE ALLOCATION AND OTHER PRACTICES

                             BROKERAGE TRANSACTIONS

         Specific decisions to purchase or sell securities for a Fund are made by a portfolio manager who is an employee of BankBoston, and who is appointed and supervised by the senior officers of BankBoston, or in the case of Boston 1784 International Equity Fund, by portfolio managers who are employees of BankBoston or of Kleinwort, and who are appointed and supervised by the senior officers of BankBoston or by senior officers of Kleinwort. A portfolio manager may serve other clients of either of the Advisers or of an affiliate of either of the Advisers in a similar capacity.

         Subject to policies established by the Trustees, the Adviser to the Funds (Kleinwort, in the case of the International Equity Fund) is responsible for placing the orders to execute transactions for such Fund. In placing orders, it is the policy of the Trust for each Adviser to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While each Adviser seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available.

         The money market securities in which the Funds invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, each Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing transactions for the Funds will primarily consist of dealer spreads and underwriting commissions.


         For the fiscal years ended May 31, 1997, 1998 and 1999, the Trust paid the following aggregate amount of brokerage commissions on behalf of the Funds:


----------------------------------------------- ------------------- -------------------- -------------------
                                                    Brokerage            Brokerage           Brokerage
                     Fund                        Commissions 1997    Commissions 1998     Commissions 1999
----------------------------------------------- ------------------- -------------------- -------------------
----------------------------------------------- ------------------- -------------------- -------------------
Boston 1784 Asset Allocation Fund                    $ 17,370.50        $   17,061.84       $   20,763.79
----------------------------------------------- ------------------- -------------------- -------------------
Boston 1784 Growth and Income Fund                    152,899.49           344,969.84          520,659.52
----------------------------------------------- ------------------- -------------------- -------------------
Boston 1784 Growth Fund                               163,410.76           227,975.43          199,395.50
----------------------------------------------- ------------------- -------------------- -------------------
Boston 1784 International Equity Fund                 823,922.21         1,969,530.48        2,316,848.43
----------------------------------------------- ------------------- -------------------- -------------------
Total                                              $1,157,602.96        $2,559,537.59       $3,057,667.24
----------------------------------------------- ------------------- -------------------- -------------------


                               BROKERAGE SELECTION

         Each Adviser selects brokers or dealers to execute transactions for the purchase or sale of securities for the Funds on the basis of the Adviser's judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at the best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. Each Adviser's determination of what are reasonably competitive rates is based upon the professional knowledge of the Adviser's portfolio managers as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Fund pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where a Fund either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

         Each Adviser may allocate, out of all commission business generated by the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing fund performance evaluation and technical market analyses. Such services are used by that Adviser in connection with its investment decision-making process with respect to one or more portfolios under its management and may not be used exclusively with respect to the fund or account generating the brokerage.

Not all brokerage and research services are useful or of value in advising any particular Fund.

         As provided in the Securities Exchange Act of 1934 (the "1934 Act"), higher commissions may be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the commissions paid to such broker/dealers are not, in general, expected to be higher than commissions that would be paid to broker/dealers not providing such services. Further, in general, any such commissions are reasonable in relation to the value of the brokerage and research services provided.

         BankBoston may place a combined order for two or more Funds (or for a Fund and another account under BankBoston's management) engaged in the purchase or sale of the same security if, in BankBoston's judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each Fund or account. It is believed that the ability of the Funds to participate in volume transactions is generally beneficial. Although it is recognized that the joint execution of orders could adversely affect the price or volume of the security that a particular Fund may obtain, it is the opinion of BankBoston and the Board of Trustees of the Trust that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, an Adviser may place orders for a Fund with broker/dealers who have agreed to defray certain Trust expenses such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute Fund transactions.

         It is expected that an Adviser may execute brokerage or other agency transactions through the Distributor, any Adviser or an affiliate of any Adviser, for a commission in conformity with the 1940 Act, the 1934 Act, rules promulgated by the Securities and Exchange Commission and such policies as the Board of Trustees of the Trust may determine. Under these provisions, the Distributor or such Adviser or an affiliate of such Adviser is permitted to receive and retain compensation for effecting transactions for a Fund on an exchange if a written contract is in effect with the Trust expressly permitting the Distributor or such Adviser or an affiliate of such Adviser to receive and retain such compensation. These rules further require that commissions paid to the Distributor, any Adviser, or any such affiliate of any Adviser by the Trust for such exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." In addition, an Adviser may direct commission business to one or more designated broker/dealers in connection with such broker/dealer's provision of services to the Trust or the Funds or payment of certain Trust expenses, such as custody, pricing and professional fees. The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor, the Adviser and affiliates of any Adviser and will review these procedures periodically.

             7. DESCRIPTION OF SHARES; VOTING RIGHTS AND LIABILITIES


         The Trust's Declaration of Trust permits the Trust to offer separate portfolios, or funds, of shares of beneficial interest (with no par value). The Declaration of Trust authorizes the issuance of an unlimited number of shares of each series and authorizes the division of shares of each series into classes. Each share of each series represents an equal proportionate interest in that series, with each other share of the same class. Shareholders of each series are entitled, upon liquidation or dissolution, to a pro rata share in the net assets of that series that are available for distribution to shareholders, except to the extent of different expenses borne by different classes. Shareholders have no preemptive right or other right to receive, purchase or subscribe for any additional shares or other securities issued by the Trust. Currently, the Trust has seventeen active series of shares, each of which is a Fund. Boston 1784 U.S. Treasury Money Market Fund has three classes of shares authorized: Class A, Class C and Class D. Class A shares are described in the prospectus for the Boston 1784 U.S. Treasury Money Market Fund. Class C and D shares have been authorized but are not currently being offered. All consideration received by the Trust for shares of any series and all assets in which such consideration is invested belong to that series and are subject to the liabilities related thereto. Share certificates will not be issued.


         Shares of each series of the Trust are entitled to vote separately to approve advisory agreements or changes in investment policies, but shares of all series of the Trust vote together in the election or selection of Trustees and accountants.

         The Declaration of Trust may be amended as authorized by vote of shareholders of the Trust. Matters not affecting all series or classes of shares shall be voted on only by the shares of the series or classes affected. Shares of the Trust may be voted in person or by proxy, and any action taken by shareholders may be taken without a meeting by written consent of a majority of shareholders entitled to vote on the matter.

         The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

         The Declaration of Trust provides that the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or administrator, principal underwriter or custodian, nor shall any Trustee be responsible for the act or omission of any other Trustee, and no Trustee shall be liable to the Trust or any Shareholder. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined, in the manner provided in the Declaration of Trust, that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.


                  8. PURCHASE, REDEMPTION AND PRICING OF SHARES

                        DETERMINATION OF NET ASSET VALUE

         The net asset value of the shares of each Fund (including shares of each class of Boston 1784 U.S. Treasury Money Market Fund) is determined on each day on which both the New York Stock Exchange is open, except for Columbus Day and Veterans' Day ("Business Days"). This determination is made once during each such day, as of 12:00 noon Eastern Time ("ET") with respect to shares of Boston 1784 Prime Money Market Fund and Boston 1784 Tax-Free Money Market Fund, as of 3:00 p.m. ET with respect to the Boston 1784 U.S. Treasury Money Market Fund, Boston 1784 Institutional U.S. Treasury Money Market Fund and Boston 1784 Institutional Prime Money Market Fund (noon when the New York Stock Exchange closes early), and as of 4:00 p.m. ET with respect to each other Fund. The New York Stock Exchange is normally closed on the following national holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. Net asset value per share of each Fund is calculated by adding the value of securities and other assets of that Fund, subtracting liabilities and dividing by the number of its outstanding shares. Net asset value per share of each class of Boston 1784 U.S. Treasury Money Market Fund is calculated by adding the value of securities and other assets attributable to that class, subtracting liabilities attributable to that class and dividing by the number of outstanding shares of that class.

         Securities of the Money Market Funds will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield of these Funds may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its fund securities. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate fund value on a particular day, a prospective investor in that Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in the Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

         The use by the Money Market Funds of amortized cost and the maintenance by these Funds of a net asset value at $1.00 are permitted by Rule 2a-7 under the 1940 Act, provided that certain conditions are met. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for these Funds. Such procedures include the determination of the extent of deviation, if any, of these Funds' current net asset value per share calculated using available market quotations from these Funds' amortized cost prices per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds 1/2 of 1%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders of these Funds, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include the sale of Fund instruments prior to maturity to realize capital gains or losses or to shorten average fund maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if any of these Funds incurs a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of that Fund in the account of each shareholder of such Fund and to offset each such shareholder's pro rata portion of such loss or liability from that shareholder's accrued but unpaid dividends or from future dividends of the affected Fund.

         In valuing each of the Stock, Bond and Tax-Exempt Funds' assets, bonds and other fixed income securities are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of the Trust. In making such valuations, the pricing services may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations or other electronic data processing techniques. Equity securities listed on a domestic securities exchange for which quotations are readily available, including securities traded over the counter, are valued, by a pricing service, at the last quoted sale price on the principal exchange on which they are traded on the valuation date, or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Equity securities which are primarily traded on a foreign exchange are generally valued, by a pricing service, at the preceding closing value on the exchange. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees of the Trust, or pursuant to procedures adopted by the Board subject to review by the Board of the resulting valuations.

                        PURCHASE AND REDEMPTION OF SHARES

         Shares of the Fund are sold on a continuous basis and may be purchased from the Distributor or a broker-dealer or financial institution that has an agreement with the Distributor. Purchases may be made Monday through Friday, except on certain holidays. Shares are purchased at net asset value the next time it is calculated after your investment is received and accepted by the Distributor. The Trust reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, an Adviser, the Administrator or the Custodian is not open for business.

         On any business day, you may redeem all or a portion of your shares. Your transaction will be processed at net asset value the next time it is calculated after your redemption request in good order is received. Your redemption proceeds may be delayed for up to 10 business days after purchase to assure that money from the purchase of shares being redeemed has been received and collected. A redemption is treated as a sale for tax purposes, and could result in taxable gain or loss in a non-tax-sheltered account.

         The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the Securities and Exchange Commission by rule or regulation) as a result of which disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the Securities and Exchange Commission has permitted by order.


         Purchase and redemption of shares of Boston 1784 U.S. Treasury Money Market Fund by Connecticut municipalities and other Connecticut municipal corporations and authorities, pursuant to the provisions of Section 7-400 of the Connecticut General Statutes, as from time-to-time amended ("Conn. Gen. Stat. ss. 7-400"), may be made only through the use of (i) a bank, savings bank or savings and loan association incorporated under the laws of the State of Connecticut, (ii) a federally chartered bank, savings bank or savings and loan association having its principal place of business in the State of Connecticut, or (iii) such other agent as may be permitted by Conn. Gen. Stat. ss. 7-400.


                           SYSTEMATIC WITHDRAWAL PLAN

         A shareholder (other than a shareholder of Boston 1784 Institutional U.S. Treasury Money Market Fund or Boston 1784 Institutional Prime Money Market Fund and holders of Class C or Class D shares of Boston 1784 U.S. Treasury Money Market Fund) may direct the shareholder servicing agent to send him or her regular monthly, quarterly, semi-annual or annual payments, as designated on the Account Application and based upon the value of his or her account. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100, except in certain limited circumstances. Such payments are drawn from the proceeds of the redemption of shares held in the shareholder's account (which would be a return of principal and, if reflecting a gain, would be taxable). To the extent that redemptions for such periodic withdrawals exceed dividend income reinvested in the account, such redemptions will reduce, and may eventually exhaust, the number of shares in the shareholder's account. All dividend and capital gain distributions for an account with a SWP will be reinvested in additional full and fractional shares of the applicable Fund at the net asset value in effect at the close of business on the record date for such distributions.

         To initiate a SWP, shares having an aggregate value of at least $10,000 must be held on deposit by the shareholder servicing agent. The shareholder, by written instruction to the shareholder servicing agent, may deposit into the account additional shares of the applicable Fund, change the payee, or change the dollar amount of each payment. The shareholder servicing agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the applicable Fund with respect to the liquidation of shares.

         No charge is currently assessed against the account, but one could be instituted by the shareholder servicing agent on 60 days' notice in writing to the shareholder in the event that the applicable Fund ceases to assume the cost of these services. Any Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP) or an exchange of shares of the Fund for shares of another Fund. Any such plan may be terminated at any time by either the shareholder or the applicable Fund.

                               REDEMPTION IN KIND

         It is currently the Trust's policy to pay for the redemptions of shares of the Funds in cash. The Trust retains the right, however, subject to the Rule 18f-1 notice described below, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of securities held by the Funds, in lieu of cash. Shareholders may incur brokerage charges and tax liabilities on the sale of any such securities so received in payment of redemptions.

         The Trust filed a Notification of Election pursuant to Rule 18f-1 under the Investment Company Act of 1940 with the Securities and Exchange Commission which commits the Boston 1784 Massachusetts Tax-Exempt Income Fund, Boston 1784 Connecticut Tax-Exempt Income Fund, Boston 1784 Rhode Island Tax-Exempt Income Fund and Boston 1784 Tax-Exempt Medium-Term Income Fund to pay in cash all requests for redemptions by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of: (i) $250,000, or (ii) one percent of the net asset value of the Fund at the beginning of such period.

                                    9. TAXES

                             TAX STATUS OF THE FUNDS


         Each of the Funds is organized as a series of a Massachusetts business trust and is treated as a separate entity for federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions (as a percentage of both the Fund's overall income and, in the case of each of the Tax-Exempt Funds and the Tax-Free Money Market Fund, its tax-exempt income), and the composition of the Fund's portfolio assets. Because each Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Funds will be required to pay any federal income or excise taxes, although a Fund's foreign-source income may be subject to foreign taxes. If a Fund should fail to qualify as a "regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and the Fund's distributions would generally be taxable as ordinary dividend income to its shareholders.


         No Fund will be subject to any Massachusetts income or excise taxes as long as it qualifies as a separate regulated investment company under the Code.

                         TAXATION OF FUND DISTRIBUTIONS

         Distributions -- General. Shareholders of Funds other than the Tax-Exempt Funds and the Tax-Free Money Market Fund will have to pay federal income taxes and may be subject to state or local income taxes on the dividends and capital gain distributions they receive from those Funds. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether paid in cash or in additional shares. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), whether paid in cash or in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. Such capital gains will generally be taxable to shareholders as if the shareholders had directly realized gains from the same sources from which they were realized by the Fund. The Money Market Funds are not expected to make any capital gain distributions.

         Because the Funds other than the Stock Funds do not expect to earn any dividend income, it is expected that none of their distributions will qualify for the dividends received deduction for corporations. A portion of each Stock Fund's ordinary income dividends (but none of its capital gain distributions) is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.

         Any Fund dividend that is declared in October, November, or December of a calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. Each Fund will notify shareholders regarding the federal tax status of distributions after the end of each calendar year.

         Distributions of net capital gains and net short-term capital gains from any Bond Fund or Tax-Exempt Fund, and any distributions from a Stock Fund, will reduce the distributing Fund's net asset value per share. Shareholders who buy shares just before the record date for any such distribution may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

         Distributions of a Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local taxes. Each Fund intends to advise shareholders of the extent, if any, to which their respective distributions consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.


         Distributions by the Tax-Exempt Funds and the Tax-Free Money Market Fund. The portion of each Tax-Exempt Fund's and the Tax-Free Money Market Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by that Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. However, distributions of tax-exempt interest earned from certain securities may be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. The percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax-exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns. The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the tax laws of any state or local taxing authority.

         Shareholders of the Tax-Exempt Funds and the Tax-Free Money Market Fund will have to pay federal income taxes and may be subject to state or local income taxes on the non exempt-interest dividends (including dividends from earnings from taxable securities and repurchase transactions) and capital gain distributions they receive from the Funds under rules corresponding to those set forth in the preceding section.

                              DISPOSITION OF SHARES

         In general, any gain or loss realized upon a taxable disposition of shares of a Fund by a shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as short-term capital gain or loss. In the case of the Tax-Exempt Funds and the Tax-Free Money Market Fund, any loss realized upon a disposition of shares in a Fund held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. In the case of all the Funds, any loss realized upon the disposition of shares in the Fund held for six months or less will (if not disallowed as described in the preceding sentence) be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales.

         ADDITIONAL INFORMATION FOR SHAREHOLDERS OF THE TAX-EXEMPT FUNDS

         Interest on indebtedness incurred by shareholders to purchase or carry shares of a Tax-Exempt Fund (or of the Tax-Free Money Market Fund) will not be deductible for federal income tax purposes and may not be deductible for state income tax purposes. Exempt-interest dividends are taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. Entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of a Tax-Exempt Fund or the Tax-Free Money Market Fund.

               ADDITIONAL INFORMATION RELATING TO FUND INVESTMENTS

         Except in the case of the Money Market Funds, the Funds' current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders, and may make an economic return of capital taxable to shareholders. Any investment by a Fund in zero-coupon bonds, certain stripped securities including STRIPS, and certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

         An investment by a Fund in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

         Fund transactions in options, futures contracts, forward contracts, short sales "against the box," swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by a Fund on the last business day of each taxable year will be marked to market (treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Funds will limit their activities in options, futures contracts, forward contracts, swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.

             ADDITIONAL INFORMATION RELATING TO FOREIGN INVESTMENTS

         Special tax considerations apply with respect to a Fund's foreign investments. Investment income received by a Fund from sources within foreign countries may be subject to foreign taxes. The Funds (other than the International Equity Fund) do not expect to be able to pass through to shareholders foreign tax credits or deductions with respect to such foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Funds to a reduced rate of tax or an exemption from tax on such income. The Funds intend to qualify for treaty reduced rates where available. It is not possible, however, to determine a Fund's effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

         If the International Equity Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, it may elect to pass through to its shareholders foreign income taxes paid. If it so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the Fund as part of the amounts distributed to them by the Fund and thus their portion must be included in their gross income for federal income tax purposes. Shareholders who itemize deductions would be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund does not qualify or elect to pass through to the Fund's shareholders foreign income taxes paid by it, its shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund.

         Foreign exchange gains and losses realized by a Fund will generally be treated as ordinary income and losses. Use of foreign currencies for non-hedging purposes may be limited in order to avoid a tax on the applicable Fund. Occasionally, a Fund may invest in stock of foreign issuers deemed to be "passive foreign investment companies" for U.S. tax purposes. Any Fund making such an investment may be liable for U.S. income taxes on certain distributions and realized capital gains from stock of such issuers. Any Fund making such an investment also may elect to mark to market its investments in "passive foreign investment companies" on the last day of each taxable year, which may cause the Fund to recognize ordinary income prior to the receipt of cash payments with respect to those investments. In order to distribute that income and avoid a tax on the Fund, such a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

                              FOREIGN SHAREHOLDERS

         Taxable dividends and certain other payments to persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at a rate of 30%, although the 30% rate may be reduced to the extent provided by an applicable tax treaty. The Funds intend to withhold tax payments at the rate of 30% (or the lower treaty rate) on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from the Funds by Non-U.S. Persons also may be subject to tax under the laws of their own jurisdictions.

                               BACKUP WITHHOLDING

        Each of the Funds is required in certain circumstances to apply backup withholding at the rate of 31% on taxable dividends and (except in the case of the Money Market Funds) redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding will not, however, be applied to payments that have been subject to 30% withholding.

         The foregoing is only a brief summary of some of the important tax considerations generally affecting the taxation of shareholders that are subject to personal income tax. Potential investors, including in particular, investors who may be subject to other taxes, such as corporate franchise tax, corporate income tax and taxes of other jurisdictions, should consult their own tax advisers.


                           10. PERFORMANCE INFORMATION

                              CALCULATION OF YIELD


         From time to time, the Trust advertises the "current yield" and "effective yield" (also referred to as "effective compound yield") of the Money Market Funds. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "current yield" of a Fund refers to the income generated by an investment in that Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because of the compounding effect of this assumed reinvestment.

        The current yield of these Funds will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7).

Realized and unrealized gains and losses are not included in the calculation of the yield.

        The effective compound yield of these Funds is determined by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

             Effective Yield = (Base Period Return + 1) (365/7) - 1.

        The current and the effective yields reflect the reinvestment of net income earned daily on fund assets.

        The yield of the Money Market Funds fluctuates, and the annualization of a week's dividend is not a representation by the Trust as to what an investment in a Fund will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors.

        Yields are one basis upon which investors may compare these Funds with other money market funds. However, yields of other money market funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing fund instruments.

         From time to time the Trust may advertise a 30-day yield for each of the Stock, Tax-Exempt and Bond Funds. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of these Funds refers to the annualized net investment income per share generated by an investment in the Funds over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

                         Yield = 2 [((a-b)/cd + 1)6 - 1]

        Where:

         a = dividends and interest earned during the period;
         b = expenses accrued for the period (net of reimbursement);
         c = the average daily number of shares outstanding during
             the period that were entitled to receive dividends;
         d = the maximum offering price per share on the last day of the period.

         The Trust may also advertise a tax-equivalent yield for the Tax-Free Money Market Fund and each of the Tax-Exempt Funds. The tax-equivalent yield is determined by calculating the rate of return that would have to be achieved on a fully-taxable investment to produce the after-tax equivalent of a Fund's yield, assuming certain tax brackets for a shareholder. The tax-equivalent yield quotation of a Fund will be calculated by dividing that portion of the Fund's yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's yield that is not tax-exempt. The tax-equivalent effective yield is determined by dividing that portion of the Fund's effective yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's effective yield that is not tax-exempt.

                           CALCULATION OF TOTAL RETURN

         From time to time the Trust may advertise total return for a Fund. The total return of a Fund refers to the average compounded rate of return on a hypothetical investment for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date), and assumes that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula:

                                P (1 + T)n = ERV
         Where:

         P   = a hypothetical initial payment of $1,000;
         T   = average annual total return;
         n   = number of years; and
         ERV = ending redeemable value (as of the end of the designated time period) of a hypothetical $1,000 payment made at the beginning of the designated time period.

         Total returns calculated for the Florida Tax-Exempt Income Fund for any period which includes periods prior to the commencement of the Fund's operations reflect the performance of a common trust fund managed by BankBoston that contributed all of its assets to the Fund at the Fund's commencement of operations. The performance of the common trust fund was calculated in accordance with recommended standards of the Association for Investment Management and Research. The common trust fund had investment objectives, policies and practices materially equivalent to those of the Florida Tax-Exempt Income Fund. All total return percentages for periods prior to the commencement of operations of the Florida Tax-Exempt Income Fund reflect historical rates of return of the common trust fund for those periods adjusted to assume that all current Fund charges, expenses and fees were then deducted. The common trust fund was neither registered under the 1940 Act (and therefore was not subject to certain investment restrictions imposed by the 1940 Act) nor subject to the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, as to the nature of of portfolio assets. If the common trust fund had been registered under the 1940 Act, its investment performance might have been adversely affected. The prior performance of the common trust fund represents historical performance for similarly managed accounts and is not indicative of the corresponding Fund's future performance.

         Set forth below is total rate of return information, assuming that dividends and capital gains distributions, if any, were reinvested, for the Tax-Exempt, Bond and Stock Funds for the periods indicated.

                                                          REDEEMABLE VALUE OF A
                                                           HYPOTHETICAL $1,000
                                      ANNUALIZED TOTAL      INVESTMENT AT THE
             FUND AND PERIOD           RATE OF RETURN       END OF THE PERIOD

BOSTON 1784 TAX-EXEMPT
MEDIUM-TERM INCOME FUND

   June 14, 1993 (commencement of
   operations) to May 31, 1999               6.18%                $1,429.57

   Five years ended May 31, 1999             6.59%                $1,375.75

   Three years ended May 31, 1999            7.06%                $1,226.98

   One year ended May 31, 1999               4.24%                $1,042.48

BOSTON 1784 CONNECTICUT
TAX-EXEMPT INCOMEFUND

   August 1, 1994 (commencement of
   operations) to May 31, 1999               6.58%                $1,360.09

   One year ended May 31, 1999               3.72%                $1,037.21

BOSTON 1784 FLORIDA TAX-
EXEMPT INCOME FUND (1)

   January 1, 1991 (date of
   initial public investment
   in the common trust fund)
   to May 31, 1999                           6.56%                $1,707.05

   Five years ended May 31, 1999             5.93%                $1,334.02

   Three years ended May 31, 1999            6.36%                $1,203.19

   One year ended May 31, 1999               3.89%                $1,038.90

BOSTON 1784 MASSACHUSETTS
TAX-EXEMPT INCOME FUND

   June 14, 1993 (commencement of
   operations) to May 31, 1999               5.50%                $1,375.84

   Five years ended May 31, 1999             5.96%                $1,335.46

   Three years ended May 31, 1999            6.75%                $1,216.59

   One year ended May 31, 1999               4.10%                $1,041.05

BOSTON 1784 RHODE ISLAND
TAX-EXEMPT INCOME FUND

   August 1, 1994 (commencement of
   operations) to May 31, 1999               6.34%                $1,354.47

   One year ended May 31, 1999               4.11%                $1,041.09

BOSTON 1784 U.S. GOVERNMENT
MEDIUM-TERM INCOME FUND

   June 7, 1993 (commencement of
   operations) to May 31, 1999               5.15%                $1,349.94

   Five years ended May 31, 1999             6.33%                $1,359.28

   Three years ended May 31, 1999            6.46%                $1,206.74

   One year ended May 31, 1999               3.73%                $1,037.33

BOSTON 1784 SHORT-TERM INCOME FUND

   July 1, 1994 (commencement of
   operations) to May 31, 1999               6.03%                $1,333.39

   One year ended May 31, 1999               4.70%                $1,046.99

BOSTON 1784 INCOME FUND

   July 1, 1994 (commencement of
   operations) to May 31, 1999               6.71%                $1,375.86

   One year ended May 31, 1999               2.83%                $1,028.32

BOSTON 1784 ASSET ALLOCATION FUND

   June 14, 1993 (commencement of
   operations) to May 31, 1999              12.15%               $1,981.40

   Five years ended May 31, 1999            14.69%               $1,984.34

   Three years ended May 31, 1999           13.61%               $1,466.46

   One year ended May 31, 1999               5.92%               $1,059.19


BOSTON 1784 GROWTH AND INCOME FUND

   June 7, 1993 (commencement of
   operations) to May 31, 1999              16.38%               $2,478.59

   Five years ended May 31, 1999            18.34%               $2,320.72

   Three years ended May 31, 1999           16.20%               $1,569.01

   One year ended May 31, 1999               4.65%               $1,046.49


BOSTON 1784 GROWTH FUND

   March 28, 1996 (commencement of
   operations) to May 31, 1999               9.45%                $1,331.97

   One year ended May 31, 1999              (3.54)%               $  964.64


BOSTON 1784 INTERNATIONAL EQUITY FUND

   January 3, 1995 (commencement of
   operations) to May 31, 1999               7.74%                $1,397.79

   One year ended May 31, 1999              (4.85)%               $  951.50



(1) Without giving effect to fee waivers and reimbursements currently in effect the annualized total rate of return for Boston 1784 Florida Tax-Exempt Income Fund for the one, three and five year periods ended May 31, 1999 and for the period from January 1, 1991 (date of initial public investment in common trust fund) to May 31, 1999, would have been 3.89%, 6.36%, 5.93% and 6.56%, respectively.

         The annualized yield of each of the Tax-Exempt, Bond and Stock Funds for the 30-day period ended on May 31, 1999 was as follows: Boston 1784 Short-Term Income Fund 5.21%; Boston 1784 Income Fund 5.66%; Boston 1784 U.S. Government Medium-

Term Income Fund 5.17%; Boston 1784 Tax-Exempt Medium-Term Income Fund 4.15%; Boston 1784 Connecticut Tax-Exempt Income Fund 4.09%; Boston 1784 Massachusetts Tax-Exempt Income Fund 4.03%; Boston 1784 Rhode Island Tax-Exempt Income Fund 4.21%; Boston 1784 Florida Tax-Exempt Income Fund 4.05%; Boston 1784 Asset Allocation Fund 2.44%; Boston 1784 Growth and Income Fund 0.43%; and Boston 1784 Growth Fund 0.15%.

         The annualized tax-equivalent yield of each of the Tax-Exempt Funds for the 30-day period ended on May 31, 1999 was as follows: Boston 1784 Tax-Exempt Medium-Term Income Fund 6.87%; Boston 1784 Connecticut Tax-Exempt Income Fund 7.32%, Boston 1784 Massachusetts Tax-Exempt Income Fund 8.33%; and Boston 1784 Rhode Island Tax-Exempt Income Fund 8.04%; Boston 1784 Florida Tax-Exempt Income Fund 6.71%.

         Set forth below is total rate of return information, assuming that dividends and capital gains distributions, if any, were reinvested, for the Money Market Funds for the periods indicated.



                                                           REDEEMABLE VALUE OF A
                                                            HYPOTHETICAL $1,000
                                          ANNUALIZED TOTAL   INVESTMENT AT THE
             FUND AND PERIOD               RATE OF RETURN    END OF THE PERIOD

BOSTON 1784 TAX-FREE MONEY
MARKET FUND

   June 14, 1993 (commencement of
   operations) to May 31, 1999                3.14%             $1,202.27

   Five years ended May 31, 1999              3.28%             $1,175.19

   Three years ended May 31, 1999             3.19%             $1,098.72

   One year ended May 31, 1999                3.01%             $1,030.12


BOSTON 1784 U.S. TREASURY
MONEY MARKET FUND

   June 7, 1993 (commencement of
   operations) to May 31, 1999                4.52%             $1,302.30

   Five years ended May 31, 1999              4.88%             $1,268.92

   Three years ended May 31, 1999             4.81%             $1,151.34

   One year ended May 31, 1999                4.55%             $1,045.46

BOSTON 1784 INSTITUTIONAL
U.S. TREASURY MONEY MARKET FUND

   June 30, 1993 (commencement of
   operations) to May 31, 1999                4.85%             $1,324.35

   Five years ended May 31, 1999              5.19%             $1,287.61

   Three years ended May 31, 1999             5.14%             $1,162.35

   One year ended May 31, 1999                4.90%             $1,049.02



BOSTON 1784 PRIME MONEY MARKET FUND (1)

   August 1, 1991 (date of initial public
   investment) to May 31, 1999                4.45%             $1,404.14

   Five years ended May 31, 1999              5.02%             $1,277.44

   Three years ended May 31, 1999             4.59%             $1,157.26

   One year ended May 31, 1999                4.78%             $1,047.77


BOSTON 1784 INSTITUTIONAL
PRIME MONEY MARKET FUND

   November 5, 1997 (date of initial
   public investment) to May 31, 1999         5.26%             $1,083.51

   One year ended May 31, 1999                5.10%             $1,051.00


(1) The Prime Money Market Fund is the successor through a reorganization with the BayFunds Money Market Portfolio. The BayFunds Money Market Portfolio was a portfolio of BayFunds, an open-end investment company registered under the 1940 Act and reorganized with the Prime Money Market Fund on December 9, 1996.


         The annualized yield and tax-equivalent yield of Boston 1784 Tax-Free Money Market Fund for the seven-day period ended May 31, 1999 were 3.02% and 5.00%, respectively, and the effective compound annualized yield and tax-equivalent effective yield of Boston 1784 Tax-Free Money Market Fund for such period were 3.07% and 5.08%, respectively.

         The annualized yield of Boston 1784 U.S. Treasury Money Market Fund for the seven-day period ended May 31, 1999 was 4.18% and the effective compound annualized yield of Boston 1784 U.S. Treasury Money Market Fund for such period was 4.27%.

         The annualized yield of Boston 1784 Institutional U.S. Treasury Money Market Fund for the seven-day period ended May 31, 1999 was 4.50% and the effective compound annualized yield of Boston 1784 Institutional U.S.
Treasury Money Market Fund for such period was 4.60%.

         The annualized yield of Boston 1784 Prime Money Market Fund for the seven-day period ended May 31, 1999 was 4.23% and the effective compound annualized yield of Boston 1784 Prime Money Market Fund for such period was 4.31%.

         The annualized yield of Boston 1784 Institutional Prime Money Market Fund for the seven-day period ended May 31, 1999 was 4.65% and the effective compound annualized yield of Boston 1784 Institutional Prime Money Market Fund for such period was 4.76%.


        A Fund's performance may from time to time be compared to that of other mutual funds tracked by mutual fund rating services, broad groups of comparable mutual funds or unmanaged indices, which may assume investment of dividends but generally do not reflect deductions for administrative and management costs. In reports and other communications to shareholders or in advertising and sales literature, the Funds may also present statistics on current and historical rates of Money Market Deposits Accounts and Statement Savings prepared by outside services such as Bank Rate Monitor, Inc. The Funds may also show the historical performance of other investment vehicles or groups of other mutual funds, and compare this performance to the historical performance of the Funds, and may compare tax equivalent yields to taxable yields. Any given "performance" or performance comparison should not be considered as representative of any performance in the future. In addition, there may be differences between the Funds and the various indexes and reporting services which may be quoted by the Funds.

                            11. FINANCIAL STATEMENTS


                         FOR THE PRIME MONEY MARKET FUND


         The Statement of Net Assets at May 31, 1999, the Statements of Operations for the period ended May 31, 1999, the Statements of Changes in Net Assets for the periods ended May 31, 1998 and May 31, 1999, the Financial Highlights for the periods ended December 31, 1997, May 31, 1998 and May 31, 1999, the Notes to the Financial Statements and the Report of Independent Accountants, each of which is included in the Annual Reports to Shareholders of the Trust (Accession Numbers 0000935069-98-000115 and 0000935069-98-000114), are
incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the report of PricewaterhouseCoopers LLP, independent accountants, as experts in accounting and auditing. The Financial Highlights for the periods ended December 31, 1994, December 31, 1995 and December 31, 1996 are included in the Annual Reports to Shareholders of the Trust and are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the report of other independent auditors, given upon the authority of such auditors as experts in accounting and auditing. A copy of the Annual Report accompanies this Statement of Additional Information.

                     FOR THE REMAINDER OF THE FUNDS

         The Statement of Net Assets at May 31, 1999, the Statements of Operations for the period ended May 31, 1999, the Statements of Changes in Net Assets for the periods ended May 31, 1998 and May 31, 1999, the Financial Highlights for the periods ended May 31, 1995, May 31, 1996, May 31, 1997, May 31, 1998 and May 31, 1999, the Notes to the Financial Statements and the Report of Independent Accountants, each of which is included in the Annual Reports to Shareholders of the Trust (Accession Numbers 0000935069-98-000115 and 0000935069-98-000114), are incorporated by reference into this Statement of Additional Information. The Annual Report has been so incorporated in reliance upon the report of PricewaterhouseCoopers LLP, independent accountants, as experts in accounting and auditing. A copy of the Annual Report accompanies this Statement of Additional Information.

                                   APPENDIX A

                         CERTAIN INFORMATION CONCERNING
              CONNECTICUT, FLORIDA, MASSACHUSETTS AND RHODE ISLAND


                                 1. CONNECTICUT

                 SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN
                        CONNECTICUT MUNICIPAL SECURITIES


         The following is a summary of certain information contained in the Preliminary Official Statement of Connecticut dated June 15, 1999. The summary does not purport to be a complete description and is current as of the date of the corresponding information statement. The Funds are not responsible for the accuracy or timeliness of this information.


         Connecticut municipal securities may fluctuate in value in response to a variety of factors, including the economic strength of State and local governments and the availability of federal funding.

                                ECONOMIC OVERVIEW

         Connecticut's economy is diverse. Manufacturing employment has been on a downward trend since the mid-1980s, while non-manufacturing employment has recovered most of its losses from its peak in the late 1980s. Manufacturing is diversified, with transportation equipment (primarily aircraft engines, helicopters, and submarines) the dominant industry. Connecticut is a leading producer of aircraft engines and parts, submarines, and helicopters. The largest employers in these industries are United Technologies Corporation, including its Pratt and Whitney Aircraft Division, with headquarters in East Hartford, and Sikorsky Aircraft Division in Stratford, as well as General Dynamics Corporation's Electric Boat Division in Groton.

         During the past ten years, Connecticut's manufacturing employment was at its highest in 1988 at over 372,230 workers. Since that year, employment in manufacturing has been on a downward trend, declining 25.8 percent or a loss of 96,030 jobs by 1997 from 1988 levels. A number of factors, such as the overvalued dollar of the mid 1980s, heightened foreign competition, a sharp decrease in defense spending, and improved productivity played a significant role in affecting the overall level of manufacturing employment. However, in 1997, total manufacturing jobs in Connecticut registered a gain of 1,400 jobs or 0.5% over 1996.

         Over the past several decades the non-manufacturing sector of the State's economy has risen in economic importance, from just over 50 percent of total State employment in 1950 to approximately 83 percent by 1997. This trend has decreased the State's dependence on manufacturing. The State's non-manufacturing sector expanded by 2.4 percent in 1997 as compared to 2.0 percent in 1996 and 1.9 percent in 1995. This trend, which began in 1993, reversed three years of decline starting in 1990. During the 1990's, Connecticut's growth in non-manufacturing employment has lagged that of the New England region and the nation as a whole.

         The non-manufacturing sector is comprised of industries that typically provide a service. The four major industries in terms of employment are: services, retail and wholesale trade, state and local government, as well as finance, insurance and real estate ("FIRE"), which collectively comprise about 90 percent of employment in the non-manufacturing sector.

         After enjoying an extraordinary boom during the mid-1980s, Connecticut, as well as the rest of the Northeast, experienced an economic slowdown before the onset of the national recession which occurred at the beginning of the 1990s. Reflecting the downturn, the unemployment rate in the State rose from a low of 3 percent in 1988 to just above the national average of 7.5 percent during 1992.

                        FISCAL CONDITION IN RECENT YEARS

         The State finances most of its operation through its General Fund. The major components of General Fund revenues are State taxes, including the personal income tax, the sales and use tax, and the corporation business tax. Miscellaneous fees, receipts, transfers, and unrestricted Federal grants account for most of the other General Fund revenue. A cumulative budgetary-basis deficit in the General Fund as of June 30, 1991 in the amount of $965,711,525 was funded by the issuance of General Obligation Economic Recovery Notes. In fiscal year 1996-97 an appropriation was made to pay when due the remaining debt service due on the Economic Recovery Notes. The final payment is due in fiscal year 1998-99.

GENERAL FUND BUDGETS 1997-98, AND 1998-99


1997-1998 OPERATING RESULTS

         Per Section 3-115 of the Connecticut General Statutes and Article IV,
Section 24 of the State Constitution, the State's official budgetary basis fiscal position for the fiscal year ended June 30, 1998 is reported by the Comptroller. This report indicates 1997-98 fiscal year General Fund expenditures of $9,829.3 million, General Fund revenues of $10,142.2 million and a surplus of $312.9 million, (excluding Restricted Federal and Other Grants).

         Per Section 4-30a of the Connecticut General Statutes, any unappropriated surplus, up to five percent of General Fund expenditures, shall be deposited into the Budget Reserve Fund. After the transfer of $161.7 million which is required to meet the five percent of General Fund expenditures, the balance of $151.2 million will be used pursuant to Article XXVIII of the Amendments to the Constitution of Connecticut to reduce bonded indebtedness.

1998-1999 OPERATIONS

         Per Section 3-115 of the Connecticut General Statutes, the State's fiscal position is reported monthly by the Comptroller. This report compares revenues already received and the expenditures already made to estimated expenditures to be made during the balance of the fiscal year. This report estimates 1998-99 fiscal year General Fund expenditures of $9,993.5 million, General Fund revenues of $10,164.2 million and an estimated operating surplus of $170.7 million, as a result of an increase in estimated revenues that more than offset the increase in estimated expenditures. Estimated revenues have been revised upward by $172.2 million from the enacted budget plan.

         Per Section 4-30a of the Connecticut General Statutes, any unappropriated surplus, up to five percent of General Fund expenditures, shall be deposited into the Budget Reserve Fund. After transferring the amount which is required to meet the five percent of General Fund expenditures, the balance will be used pursuant to Article XXVIII of the Amendments to the Constitution of Connecticut to reduce bonded indebtedness.

                              COMPONENTS OF REVENUE

PERSONAL INCOME TAX

         Beginning with the income year commencing on or after January 1, 1991, the State imposed a personal income tax on the income of residents of the State (including resident trusts and estates), part-year residents and certain non-residents who have taxable income derived from or connected with sources within Connecticut. For tax years commencing on or after January 1, 1992, the tax imposed is at the rate of 4.5 percent on Connecticut taxable income. Depending on federal income tax filing status and Connecticut adjusted gross income, personal exemptions ranging from $12,000 to $24,000 are available to taxpayers. In addition, tax credits ranging from 1 percent to 75 percent of a taxpayer's Connecticut tax liability are also available depending upon federal income tax filing status and Connecticut adjusted gross income. Such exemptions and tax credits are phased out at certain higher income levels. Neither the personal exemption nor the tax credit described above is available to a trust or an estate. Legislation enacted in 1995 effected a graduated rate structure beginning in tax year 1996. Under this revised structure, the top rate remains at 4.5 percent with a rate of 3 percent on the first $4,500 of taxable income for joint filers and the first $2,250 for single filers. For tax year 1997, the 3 percent rate is expanded to the first $9,000 of taxable income for joint filers and the first $4,500 for single filers. Legislation enacted during the 1997 session expands the amount of taxable income subject to the lower 3 percent rate. By tax year 1999, the first $20,000 of taxable income for a joint filer and the first $10,000 of taxable income for a single filer will be taxed at the 3 percent rate. In addition, the maximum $100 income tax credit for property taxes paid will be expanded to a maximum of $350 per filer. Taxpayers also are subject to the Connecticut minimum tax based on their liability, if any, for payment of the federal alternative minimum tax. Legislation enacted in 1998 provided for rebates from $50 to $150 to certain taxpayers filing income tax returns for the taxable year commencing January 1, 1997, and who have paid property tax which first came due and was paid in such income year.

SALES AND USE TAX

         The Sales Tax is imposed, subject to certain limitations, on the gross receipts from certain transactions within the State of persons engaged in business in the State, including (a) sales at retail of tangible personal property, (b) the rendering of certain services, (c) the leasing or rental of tangible personal property, (d) the producing, fabricating, processing, printing, or imprinting of tangible personal property to special order or with materials furnished by the consumer, (e) the furnishing, preparing or serving of food, meals, or drinks, and (f) the transfer of occupancy of hotel or lodging house rooms for a period not exceeding thirty consecutive calendar days. The Use Tax is imposed on the consideration paid for certain services or purchases or rentals of tangible personal property used within the State pursuant to a transaction not subject to the Sales Tax. A separate rate of 12 percent is charged on the occupancy of hotel rooms. Effective October 1, 1991, the tax rate for the Sales and Use Taxes was reduced from eight percent to six percent. Various exemptions from the Sales and Use Taxes are provided, based on the nature, use or price of the property or services involved or the identity of the purchaser. Tax returns and accompanying payments with respect to revenues from these taxes are generally due monthly on or before the last day of the month next succeeding the taxable month.

CORPORATION BUSINESS TAX

         The Corporation Business Tax is imposed on any corporation, joint stock company or association, any dissolved corporation that continues to conduct business, any electric distribution company or fiduciary of any of the foregoing which carries on or has the right to carry on business within the State or owns or leases property or maintains an office within the State or is a general partner in a partnership or a limited partner in a limited partnership, except an investment partnership, that does business, owns or leases property or maintains an office within the State. Section 12-214, as amended, provides for certain financial services companies to be exempt from this tax. For income years commencing on or after January 1, 1999, this exemption extends to domestic insurance companies. The Corporation Business Tax provides for three methods of computation. The taxpayer's liability is the greatest amount computed under any of the three methods.

         The first method of computation is a tax measured by the net income of a taxpayer (the "Income-Base Tax"). Net income, except as applied to insurance companies means federal gross income with limited variations less certain deductions, most of which correspond to the deductions allowed under the Internal Revenue Code of 1986, as amended from time to time. In the case of life insurance companies subject to the Corporation Business Tax, net income means life insurance company taxable income, as determined for federal income tax purposes, with certain adjustments. The Income-Base Tax had been levied at the rate of 10.5 percent until January 1, 1998 when it was decreased to 9.5 percent. Legislation enacted in 1993 and subsequent years instituted a phase down in the corporation tax rate so that by the income year commencing on or after January 1, 2000 the corporate rate will be 7.5 percent. The second method of computing the Corporation Business Tax, from which the domestic insurance companies are exempted, is an alternative tax on capital. This alternative tax is determined either as a specific maximum dollar amount or at a flat rate on a defined base, usually related in whole or in part to its capital stock and balance sheet surplus, profit and deficit. The third method of computing the Corporation Business Tax is the minimum tax which is a flat $250. Corporations must compute their tax under all three methods and pay the tax under the highest computation.

OTHER TAXES

         Other tax revenues are derived from the inheritance taxes, taxes on gross receipts of hospitals and public service corporations, taxes on net direct premiums of insurance companies, taxes on oil companies, cigarette and alcoholic beverage excise taxes, real estate conveyance taxes, taxes on admissions, dues and cabarets and other miscellaneous tax sources.


FEDERAL GRANTS

         Federal grants in aid are normally conditioned to some degree, depending upon the particular program being funded, on resources provided by the State. More than 99 percent of unrestricted federal grant revenue is expenditure driven. The largest federal grants in fiscal 1998 were made for the purposes of providing medical assistance payments to the indigent and Aid to Families with Dependent Children. The State also receives certain restricted federal grants which are not reflected in annual appropriations but which nonetheless are accounted for in the General Fund. In addition, the State receives certain federal grants which are not accounted for in the General Fund but are allocated to the Transportation Fund, various Capital Project Funds and other funds.

OTHER NON-TAX REVENUES

         Other non-tax revenues are derived from special revenue transfers; Indian gaming payments; licenses, permits and fees; sales of commodities and services; rents, fines and escheats; investment income; and other miscellaneous revenue sources.

YEAR 2000 READINESS

         CONNECTICUT'S CURRENT STATE OF READINESS

         The State has coordinated a review of its Year 2000 exposures through its Department of Information Technology ("DOIT"). To date, DOIT has assessed approximately 1360 computer systems (of the State's approximately 15000 systems) of which 770 have been categorized as mission critical. As of October 31, 1998, 63% of the programs in mission critical systems requiring remediation had been converted, and 27% of the testing cycles required to validate compliance in mission critical systems had been completed. A target date of March 31, 1999 has been established for completion of remediation and testing activities for mission critical systems, however, some agency project plans anticipate completion dates in the second and third quarters.

         The State Legislature approved $15.0 million in bonding in 1997-98 for equipment and related costs of the Year 2000 issue. An additional $80 million was appropriated to DOIT as part of the 1998-1999 Midterm Budget Adjustments.

         The State presently believes that, with modifications to existing software and converting to new software, the Year 2000 problem will not pose significant operations problems for the State's computer systems as so modified or converted. While the State expects its Year 2000 plan to be completed on a timely basis, there is a risk that the plan will not be completed on time and that there may not be enough time to adequately test all computer systems for Year 2000 problems. There is a related risk that testing does not satisfactorily reveal all Year 2000 software or hardware problems. Also, there can be no assurance that the systems of other companies on which the State's systems or service commitments may rely will be completed in a timely fashion. If the necessary remediations are not completed in a timely fashion, the Year 2000 problem may have a material impact on the operations of the State.

                                   LITIGATION

         The State of Connecticut, its officers and employees, are defendants in numerous lawsuits. The ultimate disposition of and final consequences of these lawsuits are not presently determinable. The Attorney General's Office has reviewed the status of pending lawsuits and reports that it is the opinion of the Attorney General that such pending litigation will not be determined so as to result, individually or in the aggregate, in a final judgment against the State which would materially adversely affect its financial position, except that in the cases described below the fiscal impact of an adverse decision might be significant but is not determinable at this time.

         The cases described in this section generally do not include any individual case where the fiscal impact of an adverse judgment is expected to be less than $15 million, but adverse judgments in a number of such cases could, in the aggregate and in certain circumstances, have a significant impact.

         CONNECTICUT CRIMINAL DEFENSE LAWYERS ASSOCIATION V. FORST is an action brought in 1989 in Federal District Court alleging a pervasive campaign by the State and various State Police officials of illegal electronic surveillance, wiretapping and bugging for a number of years at Connecticut State Police facilities. The plaintiffs seek compensatory damages, punitive damages, as well as other damages and costs and attorneys' fees, as well as temporary and permanent injunctive relief. In November 1991, the court issued an order which will allow the plaintiffs to represent a class of all persons who participated in wire or oral communications to, from, or within State Police facilities between January 1, 1974 and November 9, 1989 and whose communications were intercepted, recorded and/or used by the defendants in violation of the law. This class includes a sub-class of the Connecticut State Police Union, current and former Connecticut State Police officers who are not defendants in this or any consolidated case, and other persons acting on behalf of the State Police who participated in oral or wire communications to, from or within State Police facilities between such dates.

         SHEFF V. O'NEILL is a Superior Court action brought in 1989 on behalf of black and Hispanic school children in the Hartford school district. The plaintiffs sought a declaratory judgment that the public schools in the greater Hartford metropolitan area are segregated de facto by race and ethnicity and are inherently unequal to their detriment. They also sought injunctive relief against state officials to provide them with an "integrated education". On April 12, 1995, the Superior Court entered judgment for the State. On July 9, 1996, the State Supreme Court reversed the Superior Court judgment and remanded the case with direction to render a declaratory judgment in favor of the plaintiffs. The Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. The Supreme Court also directed the Superior Court to retain jurisdiction of this matter. The 1997 General Assembly enacted P.A. 97-290, An Act Enhancing Educational Choices and Opportunities in response to the Supreme Court decision. In response to a motion filed by the plaintiffs, the Superior Court recently ordered the State to show cause as to whether there has been compliance with the Supreme Court's ruling.

         THE CONNECTICUT TRAUMATIC BRAIN INJURY ASSOCIATION, INC. V. HOGAN is a Federal District Court civil rights action brought in 1990 on behalf of all persons with retardation or traumatic brain injury who have been, or may be, placed in Norwich, Fairfield Hills or Connecticut Valley Hospitals. The plaintiffs claim that the treatment and training they need is unavailable in state hospitals for the mentally ill and that placement in those hospitals violates their constitutional rights. The plaintiffs seek relief which would require that the plaintiff classmembers be transferred to community residential settings with appropriate support services. This case has been settled as to all persons with mental retardation by their eventual discharge from Norwich and Fairfield Hills Hospital. The case is still proceeding as to those persons with traumatic brain injury and the class of plaintiffs has been expanded to include persons with acquired brain injury who are in the custody of the Department of Mental Health and Addiction Services. The Court in 1998 expanded the class of plaintiffs to include persons who are or have been in the custody of the Department of Mental Health and Addiction Services at any time during the pendency of the case without reference to a particular facility.

         JOHNSON V. ROWLAND is a Superior Court action brought in 1998 in the name of several public school students and the Connecticut municipalities in which the students reside, seeking declaratory judgment that the State's current system of financing public education through local property taxes and State payments to municipalities determined under a Statutory Education Cost Sharing ("ECS") formula violates the Connecticut Constitution. Additionally, the suit seeks various injunctive orders requiring the State to, among other things, cease implementation of the present system, modify the ECS formula and fund the ECS formula at the level contemplated in the original 1988 public act which established the ECS.

         Several suits have been filed since 1977 in the Federal District Court and the Connecticut Superior Court on behalf of alleged INDIAN TRIBES in various parts of the State, claiming monetary recovery as well as ownership to land in issue. Some of these suits have been settled or dismissed. The plaintiff group in the remaining suits is the alleged Golden Hill Paugussett Tribe and the lands involved are generally located in Bridgeport, Trumbull, Orange, Shelton and Seymour. There may be additional suits filed by other alleged Indian Tribes claiming ownership of land located in the State of Connecticut but to which the State is not a party. One such claim involves the alleged Schaghticoke Indian Tribe claiming privately and town held lands in the Town of Kent.


                                   2. FLORIDA

                 SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN
                          FLORIDA MUNICIPAL SECURITIES


         The following is a summary of certain information contained in the Official Statement Relating to $306,910,000 State of Florida State Board of Education, Public Education Capital Outlay Refunding Bonds, 1999 Series A, dated August 20, 1999. The summary does not purport to be a complete description and is current as of the date of the statement. The Funds are not responsible for the accuracy or timeliness of this information.

                       NATIONAL AND STATE ECONOMIC OUTLOOK

         The national economic forecast indicates slower growth during the next two fiscal years. Real GDP is expected to increase 3.3 percent in 1998-99 and
2.2 percent in 1999-00. Real private fixed non-residential business investment is anticipated to expand 7.9 percent in 1988-99 and 4.5 percent next year, while real consumption should increase 4.4 percent this year and 2.6 percent next year. Underlying the official national economic forecast are key assumptions regarding fiscal policy, monetary policy, and prices. On the monetary side, the Federal Reserve is expected to undertake a series of interest rate cuts to avoid financial turmoil and recession in the U.S. Inflation, as measured by the Consumer Price Index, is expected to remain under control, averaging 1.9 percent in 1998-99 and 2.3 percent in 1999-00. The federal budget surplus (NAPA basis) is forecasted to be $87.4 billion in 1998-99 and $77.5 billion the next year.

         In other areas of the U.S. economy, construction activity will begin to soften in 1998-99 and continue to decrease slightly in 1998-99. Housing starts should reach 1.6 million units this year and 1.5 million next year. The stock market, as measured by the S&P Index, is expected to increase 16.4 percent in 1998-99 and 9.2 percent in 1999-00. Total employment will expand 1.1 percent in 1998-99 and 1.4% percent the next year. The unemployment rate is expected to average 4.5 percent this year and 4.6 percent next year.

         While the Florida economy will also slow, it is expected to continue outperforming the U.S. The Florida economy is also forecasted to grow more slowly in 1999-00 than in 1998-99. Real personal income in Florida is forecasted to increase 4.9% in 1998-99 and 3.5% in 1999-00. During this time, real personal income per capita will grow 3.1% and 1.8%.

         Total nonfarm jobs are expected to increase 3.4% in 1998-99, and 2.9% in 1999-00, reaching almost 7.0 million. Trade and services account for more than half of all nonfarm jobs. Service jobs are forecasted to grow 5.5% in 1998-99, and 4.4% in 1999-00. Trade jobs will grow 2.8% the first year and 2.8% the next year. Florida's unemployment rate is expected to be 4.5% in 1998-99 and 4.7% in 1999-00.

         An important element of Florida's economic outlook is the construction sector. Florida's single and multi-family private housing starts are projected to reach a combined total of 144,000 units in 1998-99 and 143,000 units the following year. Multi-family starts have been slow to recover from the early 90's recession, but they are showing strength with an expected 46,500 starts in 1998-99, and 46,300 starts in 1999-00. Single family starts are forecasted to be 97,600 in 1998-99, and 96,700 starts in 1999-00. Total construction expenditures will increase 8.6 percent and 2.5 percent during the two years.

         Tourist arrivals are forecasted to increase 2.0 percent in 1998-99 and
1.7 percent the following year. Air tourists will increase 3.2 percent and 3.9 percent, while auto tourists will increase 0.6 percent and -1.0 percent, during this time. By the end of 1998-99, 49.7 million domestic and international tourists are expected to visit the State. In 1999-00 tourist visits should reach
50.6 million.


                            FLORIDA FINANCIAL OUTLOOK

         For fiscal year 1998-99, the estimated General Revenue plus Working Capital and Budget Stabilization funds available total $19,463.7 million, a 5.1 percent increase over 1997-98. The $17,692.4 million in Estimated Revenues represent a 4.4 percent increase over the analogous figure in 1997-98. With combined General Revenue, Working Capital Fund, and Budget Stabilization Fund appropriations at $18,185.0 million, including a $100.9 million transfer to the Budget Stabilization Fund, unencumbered reserves at the end of 1998-99 are estimated at $1,379.6 million.

         For fiscal year 1999-00, the estimated General Revenues plus Working Capital and Budget Stabilization funds available total $19,923.7 million, a 2.4 percent increase over 1998-99. The $18,386.1 million in Estimated Revenues represent a 3.9 percent increase over the analogous figure in 1998-99.


                            REVENUES AND EXPENDITURES

         Financial operations of the State of Florida covering all receipts and expenditures are maintained through the use of four fund types: the General Revenue Fund, Trust Funds, the Working Capital Fund, and the Budget Stabilization Fund.

         In fiscal year 1996-97, an estimated 67 percent of total direct revenues to these funds were derived from State taxes and fees. Federal funds and other special revenues accounted for the remaining revenues. Major sources of tax revenues to the General Revenue Fund are the sales and use tax, corporate income tax, intangible personal property tax, beverage tax, and estate tax which amounted to 68 percent, 8 percent, 4 percent, 3 percent and 3 percent, respectively, of total General Revenue funds available.

         State expenditures are categorized for budget and appropriation purposes by the type of fund and spending unit, which are further subdivided by line item. In fiscal year 1996-97, appropriations from the General Revenue Fund for education, health and welfare, and public safety amounted to approximately 53 percent, 26 percent, and 14 percent, respectively, of total General Revenue funds available.

SALES AND USE TAX

         The largest single source of tax receipts in Florida is the sales and use tax. The sales tax is 6 percent of the sales price of tangible personal property sold at retail in the State. The use tax is also 6 percent of the cost price of tangible personal property when the same is not sold but is used, or stored for use in the State. The use tax also applies to the use in the State of tangible personal property purchased outside Florida which would have been subject to the sales tax if purchased from a Florida dealer.

         All receipts of the sales and use tax, with the exception of the tax on gasoline and special fuels, are credited to either the General Revenue Fund, the Solid Waste Management Trust Fund, or counties and cities. For the State fiscal year which ended June 30, 1997, total receipts from this source were $12,089 million, an increase of 5.5 percent from the prior fiscal year.

MOTOR FUEL TAX

         The second largest source of State tax receipts, including those distributed to local governments, is the tax on motor fuels. Preliminary data show collections from this source in State fiscal year ending June 30, 1997 were $2,012 million. However, these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the State General Revenue Fund.

ALCOHOLIC BEVERAGE TAX

         Florida's alcoholic beverage tax is an excise tax on beer, wine, and liquor. The tax is one of the State's major tax sources, with revenues totaling $447.2 million in State fiscal year ending June 30, 1997. Two percent of collections are deposited into the Alcoholic Beverage and Tobacco Trust Fund, while the remainder of revenues are deposited into the General Revenue Fund.

         The 1990 Legislature established a surcharge on alcoholic beverages. This charge is levied on alcoholic beverages sold for consumption on premises. The surcharge is ten cents per ounce of liquor, ten cents per four ounces of wine, and four cents per twelve ounces of beer. In fiscal year 1996-97, a total of $106.6 million was collected. Of these collections, the Children and Adolescent Substance Abuse Trust Fund receives 9.8 percent, while the remainder is deposited to the credit of the General Revenue Fund.

CORPORATE INCOME TAX

         Pursuant to an amendment to Article VII, Section 5, of the State Constitution, the Legislature of the State of Florida adopted, effective January 1, 1972, the "Florida Income Tax Code" imposing a tax upon the net income of corporations, organizations, associations, and other artificial entities for the privilege of conducting business, deriving income, or existing within the State. This tax does not apply to natural persons who engage in a trade or business or profession under their own or any fictitious name, whether individually as proprietorships or in partnerships with others, estates of decedents or incompetents, or testamentary trusts.

         All receipts of the corporate income tax are credited to the General Revenue Fund. For the fiscal year which ended June 30, 1997, receipts from this source were $1,362.3 million, an increase of 17.2 percent from fiscal year 1995-96.

DOCUMENTARY STAMP TAX

         Deeds and other documents relating to realty are taxed at 70 cents per $100 of consideration, while Corporate shares, bonds, certificates of indebtedness, promissory notes, wage assignments, and retail charge accounts are taxed at 35 cents per $100 of face value, or actual value if issued without face value. Documentary stamp tax collections totaled $844.2 million during fiscal year 1996-97, posting a 8.9 percent increase from the previous fiscal year.

GROSS RECEIPTS TAX

         The tax rate is 2.5 percent of the gross receipts of providers of electric, natural gas, and telecommunications services.

         All gross receipts utilities tax collections are credited to the Public Education Capital Outlay and Debt Service Trust Fund. In fiscal year 1996-97, gross receipts utilities tax collections totaled $575.7 million, an increase of
6.0 percent over the previous fiscal year.

INTANGIBLE PERSONAL PROPERTY TAX

         This tax is levied on two distinct bases. First, stocks, bonds, including bonds secured by liens on Florida realty, notes, governmental lease holds, interests in limited partnerships registered with the Securities and Exchange Commission, and other miscellaneous intangible personal property not secured by liens on Florida realty are taxed annually at a rate of 2 mills. Second, there is a non-recurring 2 mill tax on mortgages and other obligations secured by liens on Florida realty.

         The Department of Revenue uses part of the proceeds for administrative costs. Of the remaining tax proceeds, 33.5 percent is distributed to the County Revenue Sharing Trust Fund and 66.5 percent is distributed to the General Revenue Fund.

         In fiscal year 1996-97 total intangible personal property tax collections were $952.4 million, a 6.3 percent increase from the prior year.

ESTATE TAX

         An estate tax is imposed on the estate for the privilege of transferring property at death. The tax on estates of resident decedents is equal to the amount allowable as a credit against federal estate tax for state death taxes paid, less any amount paid to other states. Thus, the Florida estate tax on resident decedents will not increase the total tax liability of the estate. The tax on estates of nonresident decedents is equal to the amount allowable as a credit against federal estate tax for state death taxes paid multiplied by the ratio of the value of the property taxable in Florida over the value of the entire gross estate.

         All receipts of the estate tax are credited to the General Revenue Fund. For the fiscal year which ended June 30, 1997, receipts from this source were $546.9 million, an increase of 30 percent from fiscal year 1995-96.

LOTTERY


         In November 1986 the voters of the State of Florida approved a constitutional amendment that allows State operated lotteries. Section 15,
Article X of the Florida Constitution provides for State lotteries, with the proceeds being dedicated exclusively to education. The 1987 Legislature passed Chapter 24, Florida Statutes, creating the Department of the Lottery to operate the State Lottery and setting forth the allocation of the revenues. Of the revenues generated by the Lottery, 50 percent is to be returned to the public as prizes; at least 38 percent is to be deposited in the Educational Enhancement Trust Fund (for public education); and no more than 12 percent can be spent on the administrative cost of operating the lottery.


         Fiscal year 1996-97 produced gross revenues of $2.09 billion of which education received approximately $792.3 million.

                                    YEAR 2000

         The Governor's Office of Planning and Budgeting, the Senate and the House of Representatives created a Year 2000 Task Force in 1997 to provide direction to State agencies for addressing potential year 2000 date change problems. The Year 2000 Task Force, which meets monthly, is comprised of representatives of the Governor's Office of Planning and Budgeting, the Department of Management Services and the Department of Banking and Finance. The Task Force also includes ex-officio representatives from the Senate and the House of Representatives.


         The Year 2000 Task Force has established a monthly progress reporting system to monitor remediation in all State agencies, with a special emphasis on top priority systems and agencies where the impact of potential difficulties is the highest, based on the number of citizens affected, projected failure date, if any, and cost to renovate. The top priority systems include systems relating to sales taxes, central accounting, intangibles taxes and payroll. At the end of June 1999, agency progress reports showed that Florida had completed 99.8% of the total agency work estimated to be required to remediate Year 2000 date calculations in State-developed or contracted systems and that the top priority systems had 98.8% of the required work completed. Remediation of the State's computer systems is expected to cost from $75 to $90 million. The State has allocated $81 million in State funds and has received an additional $12 million in federal grants for this purpose. Approximately $11 million remains on hand as of this date. Most State agencies expect to complete the remediation of all their computer systems by June, 1999; however, six agencies (the Departments of Community Affairs, Highway Safety and Motor Vehicles, Law Enforcement, Education, Elder Affairs, and the Executive Office of the Governor) expect to complete remediation between July and October, 1999.

         The State has adopted a two-part contingency process for its agencies, based upon critical milestones and dates. The object is for an agency to design a contingency plan outline, but not to expend resources on a detailed plan until failure is imminent. A statewide reserve fund has been established to address unanticipated remediation or testing issues.

         The State Legislature has enacted legislation (Chapter 98-331, Laws of Florida) applying the State's sovereign immunity provision to State and local government entities in the event of Year 2000 computer system failures, and granting the Governor the power to transfer State resources if necessary to address Year 2000 problems in State agencies.

                                   LITIGATION

         Due to its size and broad range of activities, the State is involved in numerous routine legal actions. The departments involved believe that the results of such litigation pending or anticipated will not materially affect the State of Florida's financial position.


         COASTAL PETROLEUM V. STATE OF FLORIDA, CASE NO. 90-3195, 2ND JUDICIAL CIRCUIT. This is an inverse condemnation case claiming that the action of the Trustees and Legislature constitute a taking of Coastal's leases for which compensation is due. The Circuit judge granted the State's motion for summary judgment, finding that as a matter of law, the State had not deprived Coastal of any royalty rights. Coastal appealed to the First District Court of Appeals, but the case was remanded to Circuit Court for trial. On August 6, 1996, final judgment was made in favor of the State. Although Coastal filed for review by the Supreme Court, the Supreme Court denied review and the petition for certiorari.

         FLORIDA DEPARTMENT OF TRANSPORTATION V. 745 PROPERTY INVESTMENTS, CSX TRANSPORTATION, INC. AND CONTINENTAL EQUITIES, CASE NO. 94-17739 CA 27, DADE COUNTY CIRCUIT COURT. This case involves the Florida Department of Transportation (FDOT) and CSX Transportation, Inc. FDOT filed an action against the adjoining property owners seeking a declaratory judgment from the Dade County Circuit Court that the Department is not the owner of the property that is subject to a claim by the U.S. Environmental Protection Agency (EPA). Although the Court dismissed the case, the EPA could file a claim against the FDOT for clean-up costs. These costs could exceed $25 million.

         JENKINS V. FLORIDA DEPARTMENT OF HEALTH AND REHABILITATIVE SERVICES, CASE NO. 79-102-CIV-J-16, UNITED STATES DISTRICT COURT. This is a class action suit on behalf of clients of residential placement for the developmentally disabled seeking refunds for services where children were entitled to free education under the Education for Handicapped Act. The Department had been collecting maintenance fees from parents of the placed children and various third parties such as SSI and Social Security. The district court ruled in favor of the plaintiffs and ordered repayment of the maintenance fees. The Department repaid the $217,694 in maintenance fees paid by the parents; however, amounts estimated at $21.6 due to various third parties have not been paid since the affected parties have not been identified.

         NATHAN M. HAMEROFF, M.D. ET AL. V. AGENCY FOR HEALTH CARE ADMINISTRATION, ET AL., CASE NO. 95-5936, LEON COUNTY CIRCUIT COURT. The plaintiffs challenge the constitutionality of the Public Medical Assistance Trust Fund (PMATF) annual assessment on net operating revenue of free-standing out-patient facilities offering sophisticated radiology services. A trial has not been scheduled. If the State is unsuccessful in its actions, the potential refund liability could amount to approximately $70 million.

         BARNETT BANK V. DEPARTMENT OF REVENUE, CASE NO. 97-02375, 4TH JUDICIAL CIRCUIT, involves the issue of whether Florida's refund statute for dealer repossessions authorizes the Department to grant a refund to a financial institution as the assignee of numerous security agreements governing the sale of automobiles and other property sold by dealers. The question turns on whether the Legislature intended the statute only to provide a refund or credit to the dealer who actually sold the tangible personal property and collected and remitted the tax or intended that right to be assignable. Several banks have applied for refunds; the potential refund to financial institutions exceeds $30,000,000 annually.


         TOWER ENVIRONMENTAL V. FLORIDA DEPARTMENT OF ENVIRONMENTAL PROTECTION, CASE NO. 98-01312, HILLSBOROUGH COUNTY CIRCUIT COURT. Tower Environmental has sued the State of Florida and the Department of Environmental Protection (DEP) for $60 million alleging that both the State and DEP "breached" contracts with them by first "freezing" the processing of reimbursement applications and then the termination of the petroleum reimbursement process. Alternatively, Tower claims that these actions constitute torts or impairment of contractual obligations. Tower also alleges that the termination of reimbursement claims pursuant to Section 376.3071, F.S., is a breach of contract. In addition to damages, Tower seeks recovery of attorneys fees and costs. If attorneys fees and costs are awarded, the potential liability could be as high as $60 million.

         PETER AND ROY GERACI V. FLORIDA DEPARTMENT OF TRANSPORTATION, CASE NO. 98-3904, HILLSBOROUGH COUNTY, 13TH JUDICIAL CIRCUIT. The Plaintiffs claim that the Florida Department of Transportation has been responsible for construction of roads and attendant drainage facilities in Hillsborough County and, as a result of its construction, has caused the Plaintiffs' property to become subjected to flooding, thereby amounting to an uncompensated taking. On December 15, 1998, the Court granted the State's Motion for More Definite Statement as to certain portions of the Plaintiffs' complaint. If the State is unsuccessful in its actions, potential losses could exceed $40 million.

         BARNETT BANKS, INC. V. FLORIDA DEPARTMENT OF REVENUE, CASE NO. 98-4104, 1ST DISTRICT COURT OF APPEALS. In this case, the taxpayer has challenged the imposition of interest on additional amounts of corporate income tax due as a result of Federal audit adjustments reported to Florida. The Department's historical position is that interest is due from the due date of the return until payment of the additional amount of tax is made. The taxpayer contends that interest should be accrued from the date the Federal audit adjustments were due to be reported to Florida. A Final Order was issued adopting the position asserted by the Department; however, the taxpayer has filed an appeal of the Final Order. Based on the best available information, the potential exposure for refunds or lost revenue is in the range of $12 to $20 million per year.



                                3. MASSACHUSETTS

                  SPECIAL CONSIDERATIONS REGARDING INVESTMENTS
                      IN MASSACHUSETTS MUNICIPAL SECURITIES


         The following is a summary of certain information contained in the Information Statement of the Commonwealth of Massachusetts dated February 16, 1999, as supplemented August 21, 1998. The summary does not purport to be a complete description and is current as of the date of the corresponding information statement. The Funds are not responsible for the accuracy or timeliness of this information.


         The ability of the Commonwealth to meet its obligations will be affected by future social, environmental and economic conditions, among other things, as well as by questions of legislative policy and the financial conditions of the Commonwealth. Many of these conditions are not within the control of the Commonwealth.


1999 FISCAL YEAR

          Acting Governor Cellucci approved the fiscal 1999 budget on July 30, 1998. The Governor vetoed or reduced appropriations totaling approximately $100.9 million. On July 31, 1998, the Legislature overrode several of those vetoes, restoring approximately $63.1 million in spending. After accounting for the value of vetoes and subsequent overrides, the budget provided for total appropriations of approximately $19.5 billion. Governor Cellucci has approved four fiscal 1999 supplemental appropriation bills totaling approximately $51 million, $41.1 million of which have funded collective bargaining costs. On January 27, 1999, Governor Cellucci filed a supplemental budget totaling approximately $190.1 million. The supplemental recommendation includes approximately $22.8 million for ongoing operations and programs and approximately $167.3 million for one-time expenditures, including $50 million for local road and bridge work and $15 million for Year 2000 compliance. The Executive Office for Administration and Finance projects total fiscal 1999 spending of $21.151 billion, a 6.0% increase over total fiscal 1998 spending.

          The fiscal 1999 appropriation for pension funding is approximately $965.3 million. This amount is consistent with the amount requested by the Acting Governor, but is approximately $93.9 million less than the amount required by the initial 20-year pension funding schedule developed at the time the fiscal 1998 budget was enacted.

         The fiscal 1999 budget is based on a consensus tax revenue forecast of $14.4 billion, as agreed by both houses of the Legislature and the Secretary of Administration and Finance in May, 1998. The tax cuts incorporated into the budget, valued by the Department of Revenue at $990 million in fiscal 1999, had the effect of reducing the consensus forecast to $13.41 billion. Tax collections in January, 1999 totaled $1.565 billion, an increase of $144.1 million, or 10.1%, over January, 1998. Year-to-date tax collections through January, 1999 totaled $8.251 billion, an increase of $685.9 million, or 9.1%, over the same period in fiscal 1998. On August 19, 1998 the Executive Office for Administration and Finance raised the fiscal 1999 tax estimate by $200 million to $13.61 billion. The year-to-date benchmark range through January, based on the $13.61 annual estimate, was $7.969 billion to $8.146 billion. The fiscal 1999 tax estimate was raised again, to $14.0 billion, in the Governor's budget submission filed on January 27, 1999.

          The Commonwealth assesses a fringe reimbursement charge against most payroll spending not financed by the General Fund. This fringe assessment reimburses the General Fund for the costs of employee health and retirement benefits. The Commonwealth had a federally approved fringe rate of 30% in fiscal 1999. Charging the 30% rate in fiscal 1999 would result in a credit to the federal government that would need to be reconciled in future years with sizable fringe reductions. To avoid this future credit with the federal government the Commonwealth is lowering the fringe rate to approximately 17% for federal accounts (and 24% for all other accounts) in fiscal 1999. This change is estimated to reduce fiscal 1999 Interfund Transfers from Non-Budgeted Funds and Other Sources revenue by approximately $58.2 million.

          CASH FLOW. The most recent cash flow projections for fiscal 1999 were released by the State Treasurer and the Secretary of Administration and Finance on October 29, 1998. The forecast for fiscal 1999 is based on the fiscal 1999 budget signed by Acting Governor Cellucci on July 30, 1998, and includes the values of legislative veto overrides. Projections are based on revenue and spending estimates prepared by the Executive Office for Administration and Finance and incorporate actual results through July, 1998 and monthly projections through June, 1999.

          Fiscal 1998 ended with a cash balance of approximately $1.579 billion, without regard to any fiscal 1998 activity that occurred after June 30, 1998 and excluding the balance in the StabilizationFund. The ending balance does reflect that $234.0 million was transferred to the Stabilization Fund in June, 1998 on account of fiscal 1997.

          Fiscal 1999 is projected to end with a cash balance of $975.9 million, without regard to any fiscal 1999 activity that occurs after June 30, 1999 and excluding the balance in the StabilizationFund. The statement projects that $150 million will be transferred to the Stabilization Fund in June, 1999 on account of fiscal 1998, based on the Comptroller's certifications at the time the statement was being prepared. The Comptroller has since certified that an additional $167.4 million will be required to be transferred. The cash flow statement projects the issuance during fiscal 1999 of $1.250 billion of general obligation bonds (of which $250 million are for fiscal 1998 expenditures) and $315 million of grant anticipation notes. The statement projects the receipt of $597 million from the Massachusetts Turnpike Authority and the Massachusetts Port Authority in fiscal 1999 on account of the Central Artery/Ted Williams Tunnel project, and the issuance during fiscal 1999 of $306 million of Commonwealth notes in anticipation of future payments from such authorities for the project.

          Neither the issuance of transit notes nor the issuance of commercial paper for operating purposes is forecast for fiscal 1999.

          The ending cash balance projected for fiscal 1999 is likely to differ from the ending balances for the Commonwealth's budgeted operating funds for such year because of timing differences and the effect of non-budget items.

          The next cash flow statement for the Commonwealth is due to be released on February 25, 1999.

2000 FISCAL YEAR

          On January 27, 1999, Governor Cellucci filed his fiscal 2000 budget recommendations with the House of Representatives. The proposal calls for budgeted expenditures of approximately $20.391 billion and total fiscal 2000 spending of $20.556 billion after adjusting for shifts to and from off-budget accounts. The proposed fiscal 2000 spending level represents a $405.2 million, or 2.0%, increase over projected total fiscal 1999 expenditures of $20.151 billion. Budgeted revenues for fiscal 2000 are projected to be $20.241 billion, or $20.332 billion after adjusting to shifts to and from off budget accounts. This represents a $632.8 million, or 3.2%, increase over the $19.699 billion forecast for fiscal 1999. The Governor's proposal projects a fiscal 2000 ending balance in the budgeted funds of approximately $1.625 billion, including a StabilizationFund balance of approximately $1.390 billion.

          The Governor's budget recommendation is based on a tax revenue estimate of $14.459 billion, an increase of $459 million, or 3.3%, over fiscal 1999 projected tax revenues of $14.0 billion. The projection incorporates $226 million in income tax cuts proposed by the Governor which would reduce the tax rate on personal income from 5.95% to 5% over three years.

          The proposed budget assumes non-tax revenues of $5.782 billion, or $5.873 billion when adjusted for the shifts to and from off-budget accounts, which represents an 'increase of $173.9 million from fiscal 1999. Of the three classes of non-tax revenue, federal reimbursements, including those for Medicaid, and block grants for Temporary Assistance to Needy Families and Child Care programs most affect the Commonwealth's budgetary considerations. These payments are projected to total $3.489 billion in fiscal 2000, or $3.560 billion after the impact of shifts to and from off-budget accounts is removed. This level of federal payments represents an increase of $132.7 million, or 3.9%, from fiscal 1999, the result primarily of changes in federal reimbursement for Medicaid programs. Fiscal 2000 departmental revenues of $1.270 billion, or $1.271 billion after adjusting for shifts to and from off-budget accounts, represent a decrease of approximately $14.2 million from fiscal 1999 projections, due primarily to the implementation of free, lifetime driver licensing and vehicle registration and a decrease of $10 million due to a cyclical drop in licensing fees at the Division of Insurance. Consolidated transfers, the third category of non-tax revenue, consist primarily of state lottery profits which are distributed to cities and towns. Consolidated transfers are projected to increase by $55.4 million from fiscal 1999 levels. Lottery profits are expected to remain constant in fiscal 2000.

         The Governor's budget proposal generally provides for maintaining current levels of service for most state programs but recommends increased spending for certain priority areas, including a $251.4 million increase in funding for the Department of Education, $238.2 million in additional local aid to cities and towns, $132 million for Medicaid program medical inflation funded through the proposed Health Care and Community Services Trust Fund, $132 million for the expansion of the MassHealth program and $34 million in additional local aid funded by the State Lottery. The Governor has recommended appropriations of approximately $910 million for pension funding, predicated on the assumption that a revised pension funding schedule will call for smaller payments than are called for by the current schedule.

          Under the Governor's proposed fiscal 2000 budget, the Commonwealth is expected to spend approximately $1.015 billion on public assistance programs. Under the federal welfare reform law, Massachusetts will receive $460.6 million from the

Temporary Assistance for Needy Families (TANF) federal block grant,
$459.4 million from the annual fiscal year grant and $1.2 million from prior year unspent grant funds. Of this total, the Commonwealth is expected to spend $247.2 million at the Department of Transitional Assistance, $75.5 million at the Office of Child Care Services and transfer $91.9 million to the federal Child Care Development Fund and $45.9 million to the Social Services Block Grant. In addition, the Commonwealth expects to receive $81.7 million from the Child Care Development Fund block grant and $42.7 million from the Social Services block grant.

          Beginning in fiscal 2000, the Governor proposes the establishment of a new trust, the Health Care and Community Services Trust Fund, to which would be credited all payments received by the Commonwealth pursuant to the national litigation settlement with the tobacco industry, as well as federal reimbursements and other fees or revenues related to expenditures from the fund, investment earnings, grants and allocated appropriations. The tobacco settlement was approved by the Massachusetts Superior Court on December 3, 1998. Amounts credited to the Fund would be made available for expenditure without further appropriation for the purpose of health care and community services programs and the enhancement of related information technology services, administrative services and program evaluation. The Fund would be administered by the Secretary of Administration and Finance, in consultation with the Secretary of Health and Human Services, the Secretary of Elder Affairs and the State Treasurer, and he could make expenditures on his own authority. The Commonwealth expects annual payments from the tobacco settlement to begin in fiscal 1999, resulting in a Trust Fund balance of over $360 million by the end of fiscal 2000. Under the Governor's fiscal 2000 budget recommendations, approximately $201 million would be expended from the fund in fiscal 2000, resulting in approximately $80 million in federal reimbursements allocated to the fund. The proposed fiscal 2000 expenditures include approximately $132.2 million to support traditional Medicaid inflation costs and a $70 million transfer to the Children's and Seniors' Health Care Assistance Fund to support the existing Health Care Reform Program. Governor Cellucci's fiscal 2000 budget recommends budgeted Medicaid spending of $4.034 billion by the Department of Medical Assistance. This level of spending represents an increase of $141.4 million, or $3.6%, from fiscal 1999, due in part to the Governor's proposal to shift the costs associated with traditional Medicaid inflation to the Health Care and Community Services Trust Fund.

          The Governor's fiscal 2000 budget recommendations are now being evaluated by the House Committee on Ways and Means, the first legislative step in the process of approving a budget for fiscal 2000.

LOCAL GOVERNMENT

         Below the level of state government are 9 county governments responsible for various functions, principally the operation of houses of correction and registries of deeds. There are 14 counties in Massachusetts, but county government has been abolished in five of them and is scheduled to terminate in two others. In his fiscal 2000 budget, Governor Cellucci recommended the elimination of two additional county governments during the next two fiscal years. Under legislation enacted in 1996, Franklin County government terminated on July 1, 1997 in favor of a regional council of governments. Legislation approved by Governor Weld on July 11, 1997 abolished Middlesex County government on that date and provided for the abolition of county government in Hampden and Worcester Counties on July 1, 1998. On August 13, 1998, Acting Governor Cellucci approved legislation abolishing county government in Hampshire, Essex and Berkshire Counties as of January 1, 1999, July 1, 1999 and July

1, 2000, respectively. Under the 1997 legislation, virtually all functions, duties and responsibilities of the affected counties are transferred to the Commonwealth. As of the date of abolition of an affected county's government, all valid liabilities and debts of such county which are in force immediately before such date become obligations of the Commonwealth, and all assets and revenues of such county become assets and revenues of the Commonwealth. The Secretary of Administration and Finance is directed to establish an amortization schedule to recover the Commonwealth's costs from the cities and towns within each such country over a period not to exceed 25 years. The Secretary of Administration and Finance is charged with compiling an inventory and providing for the valuation of all property of all counties in the Commonwealth for the purposes of considering the abolition of county government and the transfer of its functions, assets and liabilities to the Commonwealth, and is required to file a report by February 1, 1999, which report has been delayed. The legislation approved August 13, 1998 directs the Secretary of Administration and Finance to analyze, in consultation with the Public Employee Retirement Administration Commission, the potential cost to the Commonwealth of transferring current and retired county employees to the state retirement system. This report was provided to the Legislature in January, 1999.

COMMONWEALTH REVENUES

         In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds. In fiscal 1998, approximately 70.8 percent of the Commonwealth's annual budgeted revenues were derived from state taxes. In addition, the federal government provided approximately 16.6 percent of such revenues, with the remaining 12.6 percent provided from departmental revenues and transfers from non-budgeted funds.

         The major components of State taxes are the income tax, which accounted for approximately 55.8 percent of total tax revenues in fiscal 1997, the sales and use tax, which accounted for approximately 22.4 percent, and the business corporations tax, which accounted for approximately 7.5 percent. Other tax and excise sources accounted for the remaining 14.3 percent of total fiscal 1997 tax revenues.


         INCOME TAX. The Commonwealth assesses personal income taxes at flat rates, according to classes of income, after specified deductions and exemptions. A rate of 5.95 percent is applied to income from employment, professions, trades, businesses, rents, royalties, taxable pensions and annuities and interest from Massachusetts banks; a rate of 12% is applied to other interest (although interest on obligations of the United States and of the Commonwealth and its political subdivisions is exempt) and dividends; and, as of January 1, 1996, a rate ranging from 12 percent on capital gains from the sale of assets held for one year and less to 0 percent on capital gains from the sale of certain assets held more than six years. Effective January 1, 1999, the rate applied to interest income, other than interest income from Massachusetts banks, and dividends will be reduced from its current rate of 12% to 5.9%.

         On July 21, 1998, Acting Governor Cellucci approved legislation reducing the rate of tax on "Part A" income (interest and dividends) from 12% to 5.95%, effective January 1, 1999. The fiscal 1999 cost is estimated to be $117 million; the fully annualized cost is estimated to be $239 million. The legislation also phased in a doubling of the personal exemptions applicable to the "Part B" ("earned") income tax, effective January 1, 1998, with an estimated fiscal 1999 cost of $600 million (which includes costs for January 1, 1998 to June 30, 1998) and an estimated fully annualized cost of $492 million. In addition, the legislation conformed state tax law to federal law with respect to Roth and educational IRS's, deferred compensation, capital gains on the sale of a personal residence, travel and entertainment deductions and the definition of short-term capital gains. The estimated aggregate fiscal 1999 cost of these additional changes is less than $5 million, and the estimated aggregate annualized cost, excluding the Roth IRA, is also less than $5 million. The full impact of the Roth IRA change will only be felt as those now contributing to Roth IRA's withdraw their investments, over a period starting more than 20 years from now. The amount of tax cut due to the Roth IRA change depends on many factors, including the amounts invested, rates of return earned on those investments and the period over which the earnings are withdrawn. No definite estimate is currently available for events so far into the future.

         In December 1994, the Governor approved legislation modifying the capital gains tax by phasing out the tax for assets held longer than six years and increasing the no-tax status threshold for personal income tax purposes. The capital gains tax charge did not become effective until January 1, 1996. Accordingly, it is estimated by the Executive Office for Administration and Finance to have decreased fiscal 1996 revenues by $21 million, 1997 revenues by $60 million, and fiscal 1998 revenues by approximately $98 million. It is expected to decrease fiscal 1999 tax revenues by $135 million. The no-tax status change is estimated to have reduced fiscal 1995 tax revenues by approximately $5.5 million and subsequent years tax revenues by $13.3 million.

         As part of the fiscal 1997 budget the Legislature established a tax deduction for the amount by which tuition payments to two- or four-year colleges, net of financial aid, exceed 25 percent of the taxpayer's adjusted gross income. The Department of Revenue estimates that this deduction resulted in no revenue reduction in fiscal 1997 and will result in an approximately $14 million reduction on an annualized basis thereafter.


         The fiscal 1998 budget contained three tax cuts with an aggregate fiscal 1998 cost estimated by the Department of Revenue to be $60.9 million--an increase in the child dependent deduction from $600 to $1,200 for children up to age 12 ($15.3 million), a tax credit of up to $6,000 over four years for septic tank improvements ($17 million) and an earned income tax credit amounting to 10 percent of the federal credit ($28.6 million). The fiscal 1999 impact of these tax cuts is expected to be $15.3 million, $18 million and $30 million, respectively.

         On November 6, 1997, Acting Governor Cellucci approved legislation exempting military pensions from the state income tax, effective January 1, 1998. The Department of Revenue estimates that this exemption will result in a fiscal 1998 revenue reduction of $25.0 million and an approximately $18 million reduction on an annualized basis thereafter.


         On August 10, 1998, Acting Governor Cellucci also approved legislation providing for the transfer of $200 million to the Tax Reduction Fund as of June 30, 1998. The legislation directs the Commissioner of Revenue to increase 1998 tax year personal exemptions so as to reduce aggregate taxes by the balance in the Tax Reduction Fund as of December 31, 1998, including any interest earned on the fund's balances. The Executive Office for Administration and Finance estimates that by December 31, 1998 the Tax Reduction Fund will have a balance of approximately $210 million. The personal exemption increases authorized under this legislation are for the 1998 tax year only. In subsequent years, personal exemptions will revert to their statutorily authorized levels.

         On January 11, 1999, Governor Cellucci filed legislation that would reduce personal income tax rates (for both Part A and Part B income) from 5.95% to 5% over three calendar years beginning on January 1, 2000. The rate would be 5.6% for the 2000 taxable year, 5.3% for the 2001 taxable year and 5% for the 2002 taxable year and thereafter. The Executive Office for Administration and Finance estimates that the static revenue impact of these changes would be a reduction of personal income tax collections of approximately $226 million in fiscal. 2000, approximately $667 million in fiscal 2001, approximately $1.120 billion in fiscal 2002 and approximately $1.390 billion in fiscal 2003, at which time the rate reduction would be fully implemented.

         SALES AND USE TAX. The Commonwealth imposes a 5 percent sales tax on retail sales of certain tangible properties (including retail sales of meals) transacted in the Commonwealth and a corresponding 5 percent use tax on the storage, use or other consumption of like tangible properties brought into the Commonwealth. However, food, clothing, prescribed medicine, materials and produce used in food production, machinery, materials, tools and fuel used in certain industries, and property subject to other excises (except for cigarettes) are exempt from sales taxation. The sales and use tax is also applied to sales of electricity, gas and steam for certain nonresidential use and to nonresidential and most residential use of telecommunications services.


         On October 20, 1997, Acting Governor Cellucci announced that the Department of Revenue will issue regulations changing the payment for approximately 15,000 sales, meals and room occupancy taxpayers that pay over $25,000 in tax per year. Under the new simplified rules, beginning January 1, 1998, these taxpayers are required to file a tax return and make a tax payment on the 20th of each month for taxable sales made during the preceding month. Under the old rules, affected taxpayers were required to forward tax payments on the 27th of each month for taxable sales made from the 23rd of the preceding month to the 22nd of the current month, as well as file a quarterly tax return. While these new regulations will not affect the amount of tax owed, the Department of Revenue estimates that the Commonwealth realized a reduction in fiscal 1998 revenues of $120 million to $160 million, which has been incorporated into the January 16, 1998 revenue estimates. This reduction will be a one-time event.


         BUSINESS CORPORATIONS TAX. Business corporations doing business in the Commonwealth, other than banks, trust companies, insurance companies, railroads, public utilities and safe deposit companies, are subject to an excise that has a property measure and an income measure. The value of Massachusetts tangible property (not taxed locally) or net worth allocated to the Commonwealth is taxed at $2.60 per $1,000 of value. The net income allocated to Massachusetts, which is based on net income for federal taxes, is taxed at 9.5 percent. The minimum tax is $456. Both rates and the minimum tax include a 14 percent surtax. The reduction in fiscal 1996 tax revenues from business corporations compared to fiscal 1995 was due primarily to an estimated $49 million reduction resulting from the application of the "single sales factor" apportionment formula, described below. The fiscal 1997 tax revenue collections reflected an additional $44 million reduction for the full-year impact of the "single sales" apportionment formula and a $10 million reduction due to the impact of legislation enacted in August 1996, which, effective January 1, 1997, changed the computation of the sales factor for certain mutual fund companies.

         On November 28, 1995 the Governor approved legislation establishing a "single sales factor" apportionment formula for the business corporations tax. The new formula, when fully implemented, will calculate a firm's taxable income as its net income times the percentage of its total sales that are in Massachusetts, as opposed to the prior formula that took other factors, such as payroll and property into account. The new formula was made effective as of January 1, 1996 to certain federal defense contractors and phased in over five years for manufacturing firms generally. The Department of Revenue estimated that the revision reduced revenues by $44 million in fiscal 1996, by $90 million in fiscal 1997 and by $110 million in fiscal 1998. If the new formula were fully effective for all covered businesses, the Department estimates that the annual revenue reduction would be $100 million to $150 million.


         On August 8, 1996, the Governor approved legislation making two changes in the apportionment formula for the business corporations tax payable by certain mutual fund service corporations. Effective January 1, 1997, the legislation changed the computation of the sales factor; instead of sourcing sales from the state where the seller bears the cost of performing the services relating to the sale, the corporations will source sales to the state of domicile of the ultimate consumer of the service. Effective July 1, 1997, the legislation changed the prior three-factor formula to a single sales factor formula, just as the November 1995 legislation had done for certain federal defense contractors and, over time, for manufacturing firms. Under the new law, affected corporations are required to increase their numbers of employees by 5 percent per year for five years, subject to exceptions for adverse economic conditions affecting the stock market or the amount of assets under their management. The Department of Revenue estimates that the changes resulted in a revenue reduction of approximately $10 million in fiscal 1997 and will result in revenue reductions of $39 million to $53 million on an annualized basis thereafter, starting in fiscal 1998. These estimates do not take into account any increased economic activity stimulated by the tax cuts.

         On August 9, 1996, the Governor signed legislation providing a tax credit to shippers that pay federal harbor maintenance taxes on cargo passing through Massachusetts ports. The Department of Revenue estimates that there was no impact on revenues in fiscal 1997 as a result of this tax credit and the annualized revenue loss will be approximately $3 million to $4 million, beginning in fiscal 1998.


         BANK TAX. Commercial and savings banks are subject to an excise tax of
12.54 percent. On July 27, 1995, the Governor approved legislation that will reduce the rate over several years to 10.5 percent, the same effective rate charged to other corporations. The Department of Revenue estimates that the tax cut, when fully implemented in fiscal 2000, will result in an annual $39 million revenue loss, including the effect of provisions in the proposed legislation that would apply the tax to out-of-state banks and other financial institutions that are not currently taxed and that would lead to an estimated $18 million annual gain.

         INSURANCE TAXES. Life insurance companies are subject to a 2% tax on gross premiums; domestic companies also pay a 14% tax on net investment income. Property and casualty insurance companies are subject to a 2% tax on gross premiums, plus a 14% surcharge for an effective tax rate of 2.28%; domestic companies also pay a 1% tax rate on gross investment income. On April 30, 1998, the House of Representatives approved legislation that would over five years eliminate the 14% surcharge for property and casualty insurers and the tax on investment income for both types of domestic insurers. On August 10, 1998, Acting Governor Cellucci approved legislation that will reduce insurance company taxes over five years in essentially the manner provided in the legislation approved by the House of Representatives on April 30, 1998, though the enacted legislation, unlike the House bill, does not eliminate the 14% surcharge on the gross premium income of property and casualty insurers. The estimated fiscal 1999 cost of these changes is $5 million, and the estimated fully phased-in aggregate annual value of these tax reductions is $48 million.

         OTHER TAXES. Other tax revenues are derived by the Commonwealth from motor fuels excise taxes, cigarette and alcoholic beverage excise taxes, estate and deed excises and other tax sources.

         On July 24, 1996, the Legislature overrode the Governor's veto of legislation imposing a 25(cent)-per-pack tax increase on cigarettes, as well as a 25 percent increase in the tax on smokeless tobacco and a 15 percent tax on cigars and smoking tobacco, all effective October 1, 1996. The Department of Revenue estimates that these changes resulted in approximately $74 million in additional tax revenue for fiscal 1997 and will result in $80 million to $90 million in additional revenue in fiscal 1998. The Department estimates that by fiscal 2000, when demand for cigarettes will have fully adjusted to the higher tobacco product prices expected to result from the increased tax, additional revenues will range from $73 million to $83 million.

         In 1992, legislation was enacted by the voters which increased the tobacco excise tax by 1.25(cent) per cigarette (25(cent) per pack of 20 cigarettes) and 25 percent of the wholesale price of smokeless tobacco, effective January 1, 1993. Under the legislation, the revenues raised by this excise tax were to be credited to the Health Protection Fund and expended, subject to appropriation by the Legislature, to pay for health programs and education relating to tobacco use. Total revenues deposited in the Health Protection Fund in fiscal 1993 and fiscal 1994 were $59.5 million and $116.4 million and have been $114 million on an annualized basis since fiscal 1995.


         The Commonwealth is authorized to issue special obligation highway bonds secured by a pledge of all or a portion of the Highway Fund, including revenues derived from all or a portion of the motor fuels excise tax. The portion of the motor fuel tax currently pledged to special obligation bonds is estimated to be approximately $187 million in fiscal 1999. An additional portion of the motor fuel excise tax, estimated to be approximately $273 million in fiscal 1999, is subject to a contingent pledge relating to grant anticipation notes issued in connection with the Central Artery/Ted Williams Tunnel project, and will be available only if federal highway spending and debt service coverage levels for the notes fall below specified levels. Additional special obligation bonds may be issued in the future secured by all or additional portions of the motor fuels excise tax.


         On November 17, 1997, the legislature overrode Acting Governor Cellucci's veto to enact legislation the Commonwealth to issue special obligation convention center bonds secured by a pledge of certain taxes related to tourism and conventions, including a 2.75 percent convention center financing fee imposed by the legislation on hotel room occupancy in four Massachusetts cities.

         ESTATE TAX REVISIONS. The fiscal 1993 budget included legislation which gradually phased down the current Massachusetts estate tax until it became a "sponge tax" in 1997. The "sponge tax" is based on the maximum amount of the credit for the State taxes allowed for federal estate tax purposes. The estate was phased out by means of annual increases in the basic exemption from the original $200,000 level. The exemption was increased to $300,000 for 1993, $400,000 for 1994, $500,000 for 1995 and $600,000 for 1996. In addition, the legislation included a full marital deduction starting July 1, 1994. The marital deduction was limited to 50 percent of the Massachusetts adjusted gross estate until June 30, 1995. The statistic fiscal impact of the phase-out of the estate tax is estimated to have been approximately $25 million in fiscal 1994, approximately $73 million in fiscal 1995, approximately $112 million in fiscal 1996 and approximately $139 million in fiscal 1997 and is projected to be approximately $253 million in fiscal 1998.

FEDERAL AND OTHER NON-TAX REVENUES

         Federal revenue is collected through reimbursements for the federal share of entitlement programs such as Medicaid and, beginning in federal fiscal year 1997, through block grants for programs such as Transitional Assistance to Needy Families ("TANF"), formerly Aid to Families with Dependent Children ("AFDC"). The amount of federal revenue to be received is determined by state expenditures for these programs. The Commonwealth receives reimbursement for approximately 50 percent of its spending for Medicaid programs. Block grant funding for TANF is received quarterly and its contingent upon a maintenance of effort spending level determined annually by the federal government.


         Departmental and other non-tax revenues are derived from licenses, registrations and reimbursements and assessments for services. In fiscal 1996, a revenue maximization pilot project undertaken by the Comptroller and the Executive office for Administration and Finance yielded almost $39.9 million in additional federal reimbursement revenues, net of agency and vendor incentive payments, at the Department of Mental Health, Department of Mental Retardation, Department of Social Services and Division of Medical Assistance. In fiscal 1997, $41.3 million in additional non-tax revenues resulted in net revenues of $39.1 million deposited into the General Fund. In fiscal 1998, $37.4 million in additional non-tax revenues resulted in $30.9 million of net revenues for the General Fund. In fiscal 1999, an estimated $22.3 million in additional non-tax revenue will result in an estimated $17.1 million of net revenue for the General Fund.

         The Commonwealth began in fiscal 1997 to phase in a one-time (rather than annual) passenger vehicle registration fee of $30 and a reduction in the passenger vehicle operating license renewal fee from the rate of $33.75 to $2, effective May 1, 2001. The Executive Office for Administration and Finance estimates that these changes had no effect on fiscal 1997 revenues and reduced fiscal 1998 revenues by $13.8 million. When all drivers become eligible for free registration renewals in fiscal 1999, revenues are projected to decline by approximately $55 million. Revenue reductions due to lifetime licenses will not begin until fiscal 2001, when they will total approximately $11.3 million. In fiscal 2001, when all drivers become eligible for free license renewals, the revenue reduction is estimated to be approximately $45 million. (The Commonwealth is still maintaining the requirement that all parking tickets, moving violation citations, excise taxes and insurance premiums be paid before license and registration renewals are processed, in order to ensure that cities and towns do not lose revenue from the change to lifetime licenses and registration.) In May 1997, the Legislature enacted legislation that would restore registration, license and permit fees credited to the Highway Fund to the rates in effect on January 1, 1996 if federal aid to the Central Artery/Ted Williams Tunnel project falls below $550 million in any fiscal year during the next six years. Governor Weld vetoed this provision. Under the state constitution, his veto can be overridden by a two-thirds vote of each house of the Legislature; neither house has acted on the veto.

         For the budgeted operating funds, interfund transfers include transfers of profits from the State Lottery and Arts Lottery Funds and reimbursements for the budgeted costs of the State Lottery Commission, which accounted for $667.3 million, $709.5 million, $727.5 million, $770.2 million and $848.4 million in fiscal 1994 through 1998, respectively and which are expected to account for $809.3 million in fiscal 1999.

         In 1994, the voters in the statewide general election approved an initiative petition, effective December 8, 1994, that would slightly increase the portion of gasoline tax revenue credited to the Highway Fund, one of the Commonwealth's three major budgeted finds, prohibit the transfer of money from the Highway Fund to other funds for non-highway purposes and exclude the Highway Fund balance from the computation of the "consolidated net surplus" for purposes of state finance laws. The initiative petition also provided that no more than 15 percent of gasoline tax revenues could be used for mass transportation purposes, such as expenditures related to the Massachusetts Bay Transportation Authority. This law is not a constitutional amendment and is subject to amendment or repeal by the Legislature, which may also, notwithstanding the terms of the initiative petition, appropriate moneys from the Highway Fund in such amounts and for such purposes as it determines, subject only to a constitutional restriction that such moneys be used for motor vehicle, highway, or mass transportation purposes. The Legislature has twice postponed the effective date of the provision that would exclude the Highway Fund balance from the computation of the "consolidated net surplus". The most recent postponement changed the effective date of the provision to July 1, 2000.

         On August 9, 1996, the Governor approved legislation, authorizing the State Lottery Commission to participate with other states in a multi-jurisdictional lottery. Beginning September, 1996, the Commission joined with the states of Illinois, Georgia, Maryland, Michigan and Virginia in a multi-state game that is estimated to generate an additional $30 million per year in net lottery revenues.

LIMITATIONS ON TAX REVENUES


         Chapter 62F, which was enacted by the voters in November, 1986, establishes a State tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. Chapter 62F also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in State tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. The law does not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble contained in Chapter 62F provides that "although not specifically required by anything contained in this chapter, it is assumed that from allowable State tax revenues as defined herein the Commonwealth will give priority attention to the funding of state financial assistance to local governmental units, obligations under the state governmental pensions systems, and payment of principal and interest on debt and other obligations of the Commonwealth."

         Tax revenues in fiscal 1994 through fiscal 1998 were lower than the limit set by Chapter 62F and the Executive Office for Administration and Finance currently estimates that State tax revenues in fiscal 1998 will not reach such limit.

                                    YEAR 2000

         In June 1997, the Executive Office for Administration and Finance established a Year 2000 Program Management Office within its Information Technology Division. The purpose of the office is to ensure accurate monitoring of the Commonwealth's progress in achieving "year 2000 compliance", i.e., remediating or replacing and redeploying affected systems, as well as to identify risk areas and risk mitigation activities and serve as a resource for all state agencies and departments. The program management office has asked agencies to identify "mission critical" and "essential" systems. Mission critical systems are those which directly affect the health, safety or livelihood of citizens, which directly affect state revenues or whose loss would severely jeopardize agency delivery of services. Essential systems are those whose loss would cause a disruption of some agency services but would not prevent the agency from delivering primary services. The most recent report issued by the program management office on February 3, 1999 for the October-December 1998 quarter indicates that the office is currently monitoring year 2000 compliance efforts for 170 state agencies, including independent agencies and constitutional offices. The office assigns a quarterly status code
- green (low risk), yellow (medium risk) or red (significantly high risk) - to agencies based on information collected from telephone and personal interviews. The criteria for the status codes becomes increasingly more stringent each quarter; the status codes for the most recent quarter are based on the likelihood for achieving year 2000 compliance with respect to mission critical systems by January 31, 1999 and with respect to essential systems by May 31, 1999. Of the 170 state agencies rated for the October-December 1998 quarter, 107 were rated green, 21 were rated yellow and 42 were rated red. Those agencies have identified 298 mission critical systems and 219 essential systems; between 57% and 69% of the Mission Critical Systems and between 85% and 90% of the Essential Systems were likely to meet the May 31, 1999 target date. The report notes that while agency projects are becoming more stable, more management attention was needed for schedule slippage from quarter to quarter to address problems as the remaining time diminishes. The report also notes that the number of mission critical systems in the red category has risen from 67 to 92, and is too high. The report also notes that year 2000 exposure for "embedded systems," particularly devices used for control systems remains an area of concern, but the percentage of affected assets is not as high as was originally estimated. Agencies with significant exposure in this area made good progress in the October-December, 1998 quarter. This exposure affects only a few agencies, but the impact of failures would be significant, e.g., switches and signals for the MBTA, a variety of systems at Logan Airport for the Port Authority, toll collection and ticket systems for the Turnpike Authority, water and sewer management and treatment systems for the Massachusetts Water Resources Authority and traffic signals for the Massachusetts Highway Department.

         Legislation approved by the Acting Governor on August 10, 1998 appropriated $20.4 million for expenditure by the Information Technology Division to achieve Year 2000 compliance for the six Executive Offices and other departments which report directly to the Governor. This amount has been fully designated, and no longer includes a reserve for unanticipated projects. On January 27, 1999, the Governor filed a supplemental budget which included an additional $15 million for Year 2000 compliance. The Secretary of Administration and Finance is to report quarterly to the Legislature on the progress being made to address the year 2000 compliance efforts, and to assess the sufficiency of funding levels.

                                   LITIGATION

         There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General, no litigation is pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

         COMMONWEALTH PROGRAMS AND SERVICES. From time to time actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth's reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments. In June 1993, in an action challenging the Commonwealth's funding of public primary and secondary education systems on both federal and state constitutional grounds, WEBBY V. DUKAKIS (now known as MCDUFFY V. ROBERTSON, Supreme Judicial Court for Suffolk County No. 90-128), the Supreme Judicial Court ruled that the Massachusetts Constitution imposes an enforceable duty on the Commonwealth to provide adequate public education for all children in the Commonwealth and that the Commonwealth was not at that time fulfilling this constitutional duty. However, the court also ruled that the Legislature and the Governor were to determine the necessary response to satisfy the Commonwealth's constitutional duty, although a single justice of the court could retain jurisdiction to determine whether, within a reasonable time, appropriate legislative action had been taken. Comprehensive education reform legislation was approved by the Legislature and the Governor later in June 1993. On May 10, 1995, the plaintiffs filed a motion for further relief, arguing that the 1993 legislation did not provide sufficiently for public education and that its timetable was too slow. It cannot be determined at this time what further action, if any, the plaintiffs in McDuffy may take or whether the court will order any further relief.


         LOPEZ V. BOARD OF EDUCATION ET AL. (Supreme Judicial Court for Suffolk County No. 98-584). Plaintiff students in certain school districts on Cape Cod invoked the decision of the Supreme Judicial Court in MCDUFFY, supra, and challenged the constitutionality of the school financing formula contained in the education reform act. The plaintiffs seek declaratory relief, additional appropriations and damages. The court dismissed the Senate, the House of Representatives and the State Treasurer as defendants in the case, but permitted plaintiffs to amend their complaint, upon motion, to add the Commonwealth as a defendant.


         Challenges by residents of five state schools for the retarded in RICCI
V. MURPHY (U.S. District Court C.A. No. 72-469-T) resulted in a consent decree in the 1970's which required the Commonwealth to upgrade and rehabilitate the facilities in question and to provide services and community placements in western Massachusetts. The District Court issued orders in October 1986 leading to termination of active judicial supervision. On May 25, 1993, the District Court entered a final order vacating and replacing all consent decrees and court orders. In their place, the final order requires lifelong provisions for individualized services to class members and contains requirements regarding staffing, maintenance of effort (including funding) and other matters.

         ROLLAND V. CELLUCCI (U.S. District Court C.A. No. 98-32208 KPN) is a class action by mentally retarded nursing home patients seeking community placements and services. The Commonwealth's motion to dismiss and plaintiff's motion for class certification are currently pending.


         In BEAULIEU V. BELMONT (U.S. District Court No. 95-12382GAO), the plaintiffs are former residents of the Fernald School, a facility of the Department of Mental Retardation. They allege that in the 1950's they were fed radioactive isotopes without their informed consent. They claim violations of their civil rights, battery, invasion of privacy, loss of consortium and misrepresentation. The amount of potential liability is estimated to be $25 million.


         Both COMMONWEALTH OF MASSACHUSETTS V. RUGGLES CENTER JOINT VENTURE (Suffolk Superior Court No. 47-1764-A) and RUGGLES CENTER, LLC V. BEACON CONSTRUCTION CORPORATION (Suffolk Superior Court No. 96-0637-E) involve an indoor air quality dispute regarding the former headquarters of the Registry of Motor Vehicles at Ruggles Center in Boston. In 1997, the Commonwealth commenced suit against the former building owners, Ruggles Center Joint Venture (RCJV), as well as the general contractor, the architect, the mechanical engineer and the manufacturer of the fireproofing, to recover losses associated with the indoor air quality (IAQ) problems, including the costs of relocating the agency and workers' compensation payments paid to employees. RCJV has filed a counterclaim against the Commonwealth alleging breach of lease, breach of covenant of good faith and fair dealing and negligence. RCJV claims that it fulfilled all of its obligations under the lease and its amendment and that the Commonwealth wrongfully terminated these agreements, and that the Commonwealth's negligence, or that of its contractors, cause the IAQ problems. RCJV seeks to recover the costs associated with its efforts to remedy the IAQ problems, additional rent payments under the lease, and the value of RCJV's equity in the project had the lease not been terminated. In the second and related case, the building owner has sued the general contractor to recover on the performance bond. Many second, third and fourth parties have been impleaded. The Registry of Motor Vehicles and the Division of Capital Planning and Operations have been named as fourth-party defendants by the manufacturer of the fireproofing, United States Mineral Products Co., Inc., which has asserted a claim for indemnification. These cases have been consolidated for discovery. Total potential liability to the Commonwealth in each case is approximately $25 million.

         DIBIASE V. COMMISSIONER OF INSURANCE (Suffolk Superior Court No. 96-4241-A) is a putative class action suit in which the plaintiffs seek to invalidate most of Chapter 178A of the Massachusetts General Laws, which is the savings bank life insurance statute. The suit alleges that the statute's conversion of the former savings bank life insurance system established by former Chapter 178 of the Massachusetts General Laws deprived policyholders under the old system of more than $60 million in "surplus" and $11 million in the former General Insurance Guaranty Fund, the proceeds of both of which assertedly belonged to them. The defendants have moved to dismiss on statute of limitations grounds, and the plaintiffs have cross-moved for partial summary judgment on a claim of alleged procedural due process violations. On October 16, 1997, the Court dismissed the case on statute-of-limitations grounds. The plaintiff appealed. On February 1, 1999, the Supreme Judicial Court affirmed the judgment of the Superior Court.

         In RAMOS V. MCINTIRE (Suffolk Superior Court No. 98-2154), plaintiffs allege that the Department of Transitional Assistance violated stated and federal law, including the American with Disabilities Act, by failing to accommodate welfare recipients with learning disabilities in its Employment Services Program. The court has denied, without prejudice, plaintiffs' motions for class certification and injunctive relief. If the case remains limited to the two existing plaintiffs, potential liability will likely be under $50,000. However, if the Court at some point allows a motion for class certification, potential liability could increase to $33.5 million.

         PERRY V. BULLEN and RUDOW V. BULLEN (Supreme Judicial Court No. 7760) challenge decisions of the Division of Medical Assistance, which denied deductions for court-ordered attorney and guardian fees in the calculation of Medicaid benefits for two nursing home residents. DMA argues that federal law does not permit such deductions. The Superior Court held that the costs of guardianship are deductible because they are "necessary medical expenses." DMA has appealed. The Supreme Judicial Court has granted direct appellate review. While the appeal involves only two nursing home residents, the reasoning of the Superior Court, if extended to other Medicaid recipients, may require the additional expenditure of up to $56 million per year.

         ENVIRONMENTAL MATTERS. The Commonwealth is engaged in various lawsuits concerning environmental and related laws, including an action brought by the U.S. Environmental Protection Agency alleging violations of the Clean Water Act and seeking to enforce the clean-up of Boston Harbor. UNITED STATES V. METROPOLITAN DISTRICT COMMISSION (U.S. District Court C.A. No. 85-0489-MA). See also CONSERVATION LAW FOUNDATION V. METROPOLITAN DISTRICT COMMISSION (U.S. District Court C.A. No. 83-1614-MA). The Massachusetts Water Resources Authority
(MWRA), successor in liability to the Metropolitan District Commission (MDC), has assumed primary responsibility for developing and implementing a court-approved plan and timetable for the construction of the treatment facilities necessary to achieve compliance with the federal requirements. The MWRA currently projects that the total cost of construction of the waste water facilities required under the court's order, not including combined sewer outflow (CSO) costs, will be approximately $3.142 billion in current dollars, with approximately $601 million to be spent after June 30, 1997. With CSO costs, the MWRA anticipates spending approximately $901 million after that date. Under the Clean Water Act, the Commonwealth may be liable for any cost of complying with any judgment in these or any other Clean Water Act cases to the extent the MWRA or a municipality is prevented by state law from raising revenues necessary to comply with such a judgment.

         On February 12, 1998, the U.S. Department of Justice filed a complaint in federal district court seeking to compel the MWRA to build a water filtration plant for the metropolitan Boston water supply and, together with the MDC, to take certain watershed protection measures. UNITED STATES V. MWRA (U.S. District Court C.A. No. 98-10267). The MWRA Board of Directors has voted to apply to the state Department of Environmental Protection for a ruling that it not be required to filter water; a decision by DEP is expected by the end of 1998. The federal district court has issued a scheduling order under which it will decide in March, 1999 whether the Safe Water Drinking Act compels the MWRA to build a filtration system or whether the MWRA can demonstrate that its data entitles it to avoid building such a system. It is too early to predict what remedy the court will order if it decides adversely to the MWRA.

         TAXES AND OTHER REVENUES. In THE FIRST NATIONAL BANK OF BOSTON V. COMMISSIONER OF REVENUE (Appellate Tax Board No. F232249), The First National Bank of Boston challenges the constitutionality of the former version of the Commonwealth's bank excise tax. In 1992, several pre-1992 petitions filed by the bank, which raised the same issues, were settled prior to a board decision. The bank has now filed claims with respect to 1993 and 1994. The bank claims that the tax violated the Commerce Clause of the United States Constitution by including its worldwide income without appointment. The Department of Revenue estimates that the amount of abatement, including interest, sought by the First National Bank of Boston, could total $135 million.

         In addition, there are several tax cases pending that could result in significant refunds if taxpayers prevail. It is the policy of the Attorney General and the Commissioner of Revenue to defend such actions vigorously on behalf of the Commonwealth, and the descriptions that follow are not intended to imply that the Commissioner has conceded any liability whatsoever.

         On March 22, 1995, the Supreme Judicial Court issued its opinion in PERINI CORPORATION V. COMMISSIONER OF REVENUE (Supreme Judicial Court No. 6657). The court held that certain deductions from the net worth measure of the Massachusetts corporate excise tax violate the Commerce Clause of the United States Constitution. The court remanded the case for entry of a declaration and further proceedings, if necessary, to determine other appropriate remedies. On October 2, 1995, the United State Supreme Court denied the Commonwealth's petition for a writ of certiorari. The Supreme Judicial Court, on April 30, 1996, entered a partial final judgment implementing its decision for tax years ending prior to January 1, 1995. The Department of Revenue estimates that tax revenues in the amount of $40 million to $55 million may be abated as a result of the partial final judgment. On May 13, 1996, the Court entered an order for judgment and memorandum concerning relief for tax years ending on or after January 1, 1996. A final judgment was entered on June 6, 1996. The Department of Revenue has paid approximately $17 million to date in abatements in accordance with the judgment. To date, the total amount for abatements requested, including those that have been paid, and that are in the process of being evaluated, is $35 million.


         Approximately $80 million in taxes and interest in the aggregate are at issue in several other cases pending before the Appellate Tax Board or on appeal to the Appeals Court of the Supreme Judicial Court.

         EMINENT DOMAIN. In SPAULDING REHABILITATION HOSPITAL CORPORATION V. MASSACHUSETTS HIGHWAY DEPARTMENT (Suffolk Superior Court. No. 95-4360C), the Spaulding Rehabilitation Hospital filed an action to enforce an agreement to acquire its property by eminent domain, in connection with the Ted Williams Tunnel/Central Artery project. On March 13, 1998, the Superior Court entered judgment for the Commonwealth dismissing the complaint. The plaintiff has appealed the Superior Court's judgment.

         THOMAS RICH V. COMMONWEALTH OF MASSACHUSETTS (Norfolk Superior Court No. 94-2319) and SHEA V. COMMONWEALTH (Norfolk Superior Court No. 97-1070-B) are eminent domain cases concerning property in the city of Quincy. The Commonwealth faces a potential liability of $30 million. The cost of remediation of contaminated soil will also be an issue.


         Pursuant to a verdict on the Trilling Way parcel in P&P REALTY CO., INC. V. DEPARTMENT OF PUBLIC WORKS (Suffolk Superior Court No. 92-2081), the Commonwealth will pay $6 million. On November 30, 1998, the case settled for approximately $15.8 million.

         P.A. LANDERS V. MASSACHUSETTS HIGHWAY DEPARTMENT and MAYFLOWER V. MASSACHUSETTS HIGHWAY DEPARTMENT (Plymouth Superior Court Nos. 45-922-A and 46-

923-B). These are eminent domain claims involving the Route 44 project in Plymouth. Potential liability is $30 million. The pro tanto was $3.5 million.

         MASSACHUSETTS PORT AUTHORITY, BIRD ISLAND LTD. PARTNERSHIP AND HILTON HOTELS V. COMMONWEALTH OF MASSACHUSETTS (Suffolk Superior Court Nos. 96-4803-C, 94-6966, 94-2830-E, 94-2831-F, 94-5745-B, 94-5744-A and 96-6789-E) are eminent domain cases concerning a land acquisition in East Boston for the Central Artery/Ted Williams Tunnel project6. On January 15, 1998, the case was settled for $24.8 million.


                                 4. RHODE ISLAND

                 SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN
                        RHODE ISLAND MUNICIPAL SECURITIES


         The following is a summary of certain information contained in the Information Statement of the State of Rhode Island and Providence Plantations dated October 1, 1998. The summary does not purport to be a complete description and is current as of the date of the information statement. The Funds are not responsible for the accuracy or timeliness of this information.


         Rhode Island municipal securities may fluctuate in value in response to a variety of factors, including the economic strength of State and local governments and the availability of federal funding.

                                ECONOMIC FORECAST

         The Revenue Estimating Conference incorporates a range of economic forecasts and economic information in making revenue estimates. During its May 1998 meeting, forecasts were presented by Data Resources, Inc. (DRI), Regional Financial Associates (RFA), and The New England Economic Project (NEEP). Current employment and labor force trends were also presented by the Department of Labor and Training.

         RFA, DRI, and NEEP all forecast that economic growth will continue throughout fiscal year 1999, albeit at a more moderate pace.

EMPLOYMENT


         There was some disparity among the economists with respect to the employment forecast. In fiscal year 1998, growth was anticipated in the range of
1.6 percent to 1.9 percent, and in fiscal year 1999, growth is expected to fall in the range of 1.0 percent to 1.4 percent. The disparity may be partially explained by problems in data sampling.

         Benchmark revisions for fiscal year 1997 resulted in annual employment growth of 1.7 percent, versus the preliminary figure 1.0 percent. RFA revised its 1998 nonfarm employment growth from 0.6 percent in November, to 1.9 percent in May.

PERSONAL INCOME

         Personal income growth rates vary from 4.8 percent to 5.1 percent in fiscal year 1998, and 4.1 percent to 5.5 percent in fiscal year 1999. Personal income tax receipts have increased dramatically due to continued strength in financial markets.

WAGE AND SALARY INCOME

         A fairly wide range of forecasts was present in wage and salary growth estimates, from 5.2 percent to 6.1 percent in fiscal year 1998, and 4.7 percent to 6.4 percent in fiscal year 1999. This disparity also contributes to the differential in estimated personal income growth. The more optimistic outlook may reflect the theory that high wage earners are realizing greater salary gains, as well as larger and more frequent bonuses. The dramatic rise in wage and salary income since 1996 further indicates that Rhode Island is increasingly creating higher paying jobs. This is further evidenced by the shift away from low-paying manufacturing employment toward higher paying services employment.


                     GENERAL FUND REVENUES AND EXPENDITURES


         The State draws nearly all of its revenue from a series of non-property related taxes and excises, principally the personal income tax and general retail sales and use tax, from federal assistance payments and grants-in-aid and from earnings and receipts from certain State-operated programs and facilities. The State additionally derives revenue from a variety of special purpose fees and charges that must be used for specific purposes as required by State law.

MAJOR SOURCES OF STATE REVENUE

         TAX REVENUES. Approximately 67.6 percent of all taxes and departmental receipts in fiscal year 1997 were derived from the Rhode Island personal income tax and the sales and use tax. They constituted 60.8 percent of all general revenues.

         PERSONAL INCOME TAX. State law provides for a personal income tax on residents and non-residents (including estates and trusts) equal to a percentage of the federal income tax liability attributable to the taxpayer's Rhode Island income. Effective with the passage of Chapter 6 of the 1991 Rhode Island Public Laws, the State rate became 27.5 percent of the taxpayer's federal income tax liability for the period January 1, 1991 and thereafter. However, Article 30 of the 1993 Appropriations Act provided for a second tier rate of 32.0 percent on the amount of a taxpayer's federal tax liability which is in excess of fifteen thousand dollars. This provision remained in effect through tax year 1993, although the Tax Administrator, using his authority to adjust rates (as described below), modified the second tier rates in October 1993. This was done to offset the effects of changes in federal tax law contained in the Omnibus Budget Reconciliation Act of 1993 (H.R. 2264).

         A resident's Rhode Island taxable income is equal to his or her federal income, subject to specified modifications. A non-resident's Rhode Island income is equal to such non-resident's income less deductions (including such taxpayer's share of the income and deductions of any partnership, trust, estate, electing small business corporations, or domestic international sales corporation), subject to specified modifications which are included in computing his or her federal adjusted gross income and are derived from or connected with any property located or deemed to be located in the State and any income producing activity or occupation carried on in the State. Although the law provides for certain adjustments to be made to federal taxable income to arrive at the Rhode Island income of residents and non-residents, the Rhode Island personal income tax essentially "piggy-backs" federal income tax law and thus is affected by any modifications to the federal tax base. The fiscal year 1997 Appropriations Act, however, provided that new federal credits enacted after January 1, 1996 shall not be allowed as a deduction when computing the state tax. Current law allows the Tax Administrator to modify income tax rates as necessary when the Assembly is not in session to adjust for federal tax law changes to ensure maintenance of the revenue base upon which appropriations are made. The fiscal year 1998 Appropriations Act reduced the personal income tax rate from 27.5 percent of federal liability to 27.0 percent, effective January 1, 1998, and from 27.0 percent to 26.5 percent effective January 1, 1999. It also increased the Investment Tax Credit from 4.0 percent to 10.0 percent, and increased the Research and Development Tax Credit from 5.0 percent to 22.5 percent effective January 1, 1998. The Rhode Island personal income tax accounted for approximately 34.3 percent of the State's fiscal year 1997 general revenues.

         SALES AND USE TAX. The State assesses a tax on all retail sales, subject to certain exceptions, and on hotel and other public accommodation rentals, as well as upon the storage, use or other consumption of tangible personal property in the State. The sales and use tax is imposed upon the retailer at the rate of 7.0 percent of the gross receipts from taxable sales. Included as major exemptions from the tax are: (a) food (excluding food sold by restaurants, drive-ins or other eating places) for human consumption off the premises of the retailer; (b) clothing; (c) medicines sold on prescription; (d) fuel used in the heating of homes and residential premises; (e) domestic water usage; (f) gasoline and other motor fuels otherwise specifically taxed; (g) sales of tangible property and public utility services when the property or service becomes a component part of a manufactured product for resale, or when the property or service is consumed directly in the process of manufacturing or processing products for resale and such consumption occurs within one year from the date such property is first used in such production; (h) tools, dies and molds and machinery and equipment (including replacement parts thereof) used directly and exclusively in an industrial plant in the actual manufacture, conversion or processing of tangible personal property to be sold; (i) sales of air and water pollution control equipment for installation pursuant to an order by the State Director of Environmental Management; and (j) sales of boats or vessels.

         The fiscal year 1991 Reissuance of Appropriations Act, Article 4, provided that the sales tax rate would remain at 7.0 percent for the period commencing July 1, 1990. In addition, subject to annual appropriation by the General Assembly, the Rhode Island Depositors Economic Protection Corporation Act dedicated one-half cent of the total levy per dollar to "...be utilized to pay the debt service of the corporation and otherwise effectuate the purposes of the corporation" effective July 1, 1991. Legislation enacted by the 1992 Assembly increased the dedication under the Rhode Island Depositors Economic Protection Corporation Act from one-half to six-tenths of one cent, exclusive of any receipts resulting from any expansion of the coverage in sale and use taxes through legislation enacted subsequent to February 1, 1992.

         The sales and use tax accounted for approximately 26.5 percent of the State's fiscal year 1997 general revenues.

         BUSINESS CORPORATION TAX. The business corporation tax is imposed on corporations deriving income from sources within the State or engaging in activities for the purpose of profit or gain. Article 20 of the 1990 Budget as amended set a rate of 9.0 percent effective July 1, 1989. In addition, Chapter 27 of the Rhode Island Public Laws of 1990 requires that two installments of the Business Corporation Tax shall be paid in advance, based upon the estimated tax declared for taxable years ending December 31, 1990 or thereafter. Passage of the fiscal year 1991 Reissuance of Appropriations Act provided for a surtax of
11.0 percent on the amount otherwise due for corporations whose taxable year ends on or after March 31, 1991 and before January 1, 1993.

         The Corporation tax was amended in 1993 to change the carry-back, carry-forward provisions from 3 years back, 15 years forward to 5 years forward. In addition, the minimum business or franchise tax was raised from $100 to $250. Two reductions to the business corporation tax were enacted as part of the fiscal year 1994 Budget; the first repealed the 11.0 percent surtax for corporations whose taxable years begin on or after January 1, 1994 (an extension to January 1, 1997 was enacted in 1993), and the second doubled the Investment Tax Credit from two to four percent for investments made beginning January 1, 1994. The fiscal year 1998 Appropriation Act modified taxes due under the Business Corporations Tax by providing for enhanced credits. Specifically, the budget provided for an increase in the Investment Tax Credit from 4.0 percent to
10.0 percent for machinery and equipment expenditures and increased the Research and Development Tax Credit for qualified research expenses from 5.0 percent to
22.5 percent, both effective January 1, 1998.

         Corporations dealing in securities on their own behalf, whose gross receipts from such activities amount to at least 90.0 percent of their total gross receipts, have been exempt from the net worth computation but are required to pay the 9.0 percent income tax. Regulated investment companies and real estate investment trusts and personal holding companies pay a tax at the rate of 10(cent) per $100 of gross income or $100, whichever is greater. Such corporate security dealers, investment companies, investment trusts and personal holding companies are allowed to deduct from net income 50.0 percent of the excess of capital gains over capital losses realized during the taxable year when computing the tax.

         HEALTH CARE PROVIDER ASSESSMENT. The 1992 Legislature enacted a health care provider assessment on residential facilities for the mentally retarded in the fiscal year 1992 Supplemental Budget Bill. This was a medicaid provider specific tax levy of 25.0 percent on gross revenues on community residences for the mentally retarded. That assessment fell within the guidelines of the federal legislation enacted in November of 1991 concerning medicaid provider specific taxes. In mid-September 1994, the levy dropped to 6.0 percent because of new federal limitations on reimbursements for this tax.

         The Legislature also enacted a 2.75 percent tax on gross revenues for nursing homes and a 1.50 percent tax on gross revenues from free-standing medicaid facilities not associated with hospitals as part of the fiscal year 1993 budget. This tax was scheduled to end September 30, 1995; however, the fiscal year 1996 Appropriations Act extended the tax on nursing facilities to September 30, 1997 and raised the rate to 3.75 percent effective October 1, 1995. The fiscal year 1998 Budget provided for elimination of the previously enacted sunset date and made the tax permanent.

         TAXES ON PUBLIC SERVICE CORPORATIONS. A tax ranging from 1.25 percent to 8.0 percent of gross earnings is assessed annually against any corporation enumerated in Title 44, Chapter 13 of the General Laws, incorporated under the laws of the State or doing business in Rhode Island. In the case of corporations whose principal business is manufacturing, selling or distributing currents of electricity, the rate of tax imposed is 4.0 percent. For those corporations manufacturing, selling or distributing illuminating or heating gas, the rate of tax imposed is 3.0 percent of gross earnings. Corporations providing telecommunications services were assessed at the rate of 6.0 percent, until July 1, 1997, at which time the rate was reduced to 5.0 percent. However, 100.0 percent of the amounts paid by a corporation to another corporation for connecting fees, switching charges and carrier access charges are excluded from the gross earnings of the paying company. The minimum tax payable is $100. The tangible personal property within the State of telegraph, cable, and telephone corporations used exclusively for the corporate business, is exempt from taxation, subject to certain exceptions.

         Article 14 of the fiscal year 1995 Appropriations Act prescribed a phase out of the portion of the public service corporations tax imposed on energy used in manufacturing effective July 1, 1994. The tax on electricity was lowered one percent for four years, and was fully eliminated on July 1, 1997. The tax on natural gas was lowered one percent per year for the next three years, and was fully eliminated on July 1, 1996. The article contained provisions to ensure that the tax savings would be passed on directly to manufacturers.

         TAX ON INSURANCE COMPANIES. Each insurance company transacting business in Rhode Island must file a return each year on or before March 1 and pay a tax of 2.0 percent of its gross premiums. These are premiums on insurance contracts written during the preceding calendar year on Rhode Island businesses. The same tax applies to an out-of-state insurance company, but the tax cannot be less than that which would be levied by the State or foreign country on a similar Rhode Island insurance company or its agent doing business to the same extent there. Effective December 31, 1989, premiums from marine insurance issued in Rhode Island became exempt from the tax on gross premiums. The fiscal year 1998 Appropriations Act provided for an increase in the investment tax credit for insurance companies from 4.0 percent to 10.0 percent for machinery and equipment expenditures effective January 1, 1998.

         Insurance and surety companies are exempt from the business corporation tax and annual franchise tax, but they are subject to provisions concerning any estimated taxes which may be due. Through the provisions of Article 33 of the fiscal year 1990 Appropriations Act, surplus line brokers were included under the statutes relative to estimated taxes.

         TAX ON BANKING INSTITUTIONS-EXCISE TAX. For the privilege of existing as a banking institution during any part of the year, each State bank, trust company, or loan and investment company in the State must annually pay an excise tax measured by (1) 9.0 percent of its net income of the preceding year, or (2) $2.50 per $10,000 or a fraction thereof of its authorized capital stock as of the last day of the preceding calendar year. The tax payable is the higher of the two. A national bank within the State must only pay the excise tax measured by option (1) above. The minimum tax payable is $100. Mutual savings banks and building and loan associations are subject to tax, effective January 1, 1998. The fiscal year 1998 Appropriations Act provided for an increase in the investment tax credit for banking institutions from 4.0 percent to 10.0 percent for machinery and equipment expenditures effective January 1, 1998.


         TAX ON BANKING INSTITUTIONS-INTEREST BEARING DEPOSITS. Chapter 410 of the Public Laws of 1986 established current tax rates on banking institutions. For institutions with over $150 million in deposits, the rate was

 .0695(cent) on each one hundred dollars ($100) of deposits. For institutions with $150 million or less in deposits, the rate was .0625(cent) on each one hundred dollars ($100). Under Article 29 of the fiscal year 1993 Appropriations Act, the tax rates applied to credit unions were set equal to those levied on other banking institutions and the tax is applied to average daily deposits held for the full calendar year for all types of banking institutions. Article 34 of the fiscal year 1996 Appropriations Act reduces the rates on banking institutions with over $150 million in deposits to .0348 cents on each one hundred dollars of deposits and .0313 cents on each one hundred dollars of deposits for those institutions with less than $150 million in deposits for the 1997 calendar year. The rate was set to zero beginning January 1, 1998 and thereafter. The deposits base includes all but that percentage equivalent to total assets as are invested in obligations of the United States and excludes those deposits of a branch or office located outside the State of Rhode Island or those of an international banking facility of any banking institution. The fiscal year 1996 Appropriations Act eliminated certain exclusions relative to the tax on credit unions effective January 1, 1996, but did not make changes relative to the rate of tax.


         Chapter 15 of the 1992 Rhode Island Public Laws changed the timing of the estimated payments. The legislation placed the bank deposit tax on the same calendar basis as the other business taxes.

         ESTATE TAX. For decedents who died before January 1, 1986, a tax was assessed on each decedent's estate at rates ranging from 2.0 percent to 9.0 percent of the net estate depending on its value. The exemption for all estates is $25,000, and the marital deduction is $175,000. An orphan's deduction is allowed similar to the deduction allowed under federal law.

         Current law, established under the provisions of the 1991 Appropriations Act, provides for the phasing out of the estate tax, with the minimum tax set equal to the maximum credit allowable under federal estate tax law. Rates are equal to 40 percent of the tax otherwise payable for estates of decedents whose deaths occurred on or after June 1, 1990 and prior to January 1, 1992. For decedents whose deaths occurred on or after January 1, 1992, the estate tax equaled the maximum credit allowable under federal estate tax law, providing for the full implementation of the phase out. The time period for filing a return was reduced from ten to nine months under this legislation.

         CIGARETTE TAX. Article 17 of the 1990 Appropriations Act established rates equal to 18.5 mills per cigarette (37 cents per package of 20) effective on June 29, 1989. The fiscal year 1994 Budget increased the rate from 18.5 mills per cigarette to 22.0 mills per cigarette (from 37 cents to 44 cents per package of 20 cigarettes) and to 56 cents per pack, effective July 1, 1994. The fiscal year 1996 Appropriations Act increased the tax by five cents to 61 cents per pack effective July 1, 1995. Article 12 of the fiscal year 1998 Appropriations Act raised the tax by 10 cents to 71 cents per pack effective July 1, 1997.

         GASOLINE TAX. The tax is due and is not refundable on the sale of all fuels used or suitable for operating internal combustion engines other than fuel used: (a) for commercial fishing and other marine purposes other than operating pleasure craft; (b) in engines, tractors, or motor vehicles not registered for use or used on public highways by lumbermen, water well drillers and farmers;
(c) for the operation of airplanes; (d) by manufacturers who use diesel engine fuel for the manufacture of power and who use fuels other than gasoline and diesel engine fuel as industrial raw material; and (e) for municipalities and sewer commissions using fuel in the operation of vehicles not registered for use on public highways.

         Chapter 6 of the 1991 Rhode Island Public Laws modified the gasoline tax floor from 18 cents per gallon to 23 cents per gallon, effective upon passage. In addition, the minimum tax under the gasoline excise component was changed from two to three cents per gallon for a total gasoline tax floor of 26 cents per gallon upon passage of the Act.

         The fiscal year 1993 Budget increased the dedicated portion of gas tax receipts to the Highway Reconstruction and Repair account from five cents to seven cents and from zero to three cents to the Rhode Island Public Transit Authority (RIPTA). The 1994 Appropriations Act raised the gasoline tax of 28 cents per gallon, an increase of 2 cents. One cent continues to be deposited as general revenue through June 30, 1998, and the remaining 27 cents were deposited in the Intermodal Surface Transportation Fund (ISTF). ISTF funds were distributed to RIPTA (3 cents), Elderly and Handicapped Transportation (1 cent), and the General Revenue Fund (10 cents), with the remainder used to finance the Department of Transportation (13 cents). The fiscal year 1996 Appropriations Act decreased the portion of the tax deposited in General Revenue by one cent (to 9 cents), and reallocated that portion to the Department of Transportation. The fiscal year 1998 Appropriations Act again modified the distribution of ISTF receipts. The share of the gasoline tax transferred to the general fund decreased by 2 cents (to 7 cents), thereby increasing the Department of Transportation share by 2 cents (to 16 cents). The fiscal year 1999 Appropriations Act requires that the full 28 cents of the gas tax be deposited in the ISTF, and again modified the distribution. Beginning in fiscal year 1999, the tax is allocated as follows: Department of Elderly Affairs (1 cent), RIPTA (5 cents), Department of Transportation (17.5 cents), and Transfer to General Fund (4.5 cents). In fiscal year 2000 and each year thereafter, the portion allocated for transfer to the general fund will decrease by one cent and will be dedicated to the Department of Transportation until the entire gas tax is dedicated to transportation purposes.

         OTHER TAXES. In addition to the above described taxes, the State imposes various fees, taxes and excises for the registration of domestic and foreign corporations, the sale of liquor and other alcoholic beverages, the registration of motor vehicles and the operation of pari-mutuel betting.

         DEPARTMENTAL REVENUES. The largest category of departmental earnings is the group defined as licenses and fees, due largely to the assessment of the hospital licensing fee, which was intended to be a one year fee that yielded $77.3 million in fiscal year 1995. The fiscal year 1996 Appropriations Act extended the fee one year but at a lower rate generating $37.5 million. The fiscal year 1997 Appropriations Act extended the fee for an additional year at the same rate of 2.2 percent, yielding $37.5 million. The fiscal year 1998 Appropriations Act also extended the fee for an additional year and imposed a rate of 2.0 percent, which yielded $37.4 million. The fiscal year 1999 Appropriations Act again extends the fee for one year, at the current rate of
2.0 percent of gross patient receipts.

         The second largest category of revenue is sales and services, which includes disproportionate share revenues. Other departmental revenues include various miscellaneous receipts such as investment earnings on General Fund balances.

         RESTRICTED RECEIPTS. In fiscal year 1997, the State received a total of $90.1 million in restricted receipts excluding transfers into the General Fund. These reflect various specialized fees and charges, interest on certain funds and accounts maintained by the State and private contributions and grants to certain State programs. Such receipts are restricted under State law to offset State expenditures for the program under which such receipts are derived. Of the total restricted receipts received in fiscal year 1997, the most significant revenues reflected the dedication of sales tax revenues to the Depositors Economic Protection Corporation (DEPCO) totaling $45.9 million in cash receipts. The fiscal year 1998 Appropriations Act provided for the transfer of $15.0 million of DEPCO restricted receipts to general revenue. In fiscal year 1999, and thereafter, all monies dedicated to DEPCO will be utilized to accelerate the defeasance of DEPCO debt.

         OTHER SOURCES. The largest component of Other Sources is the transfer from the State Lottery. The State Lottery Fund was created in 1974 for the receipt and disbursement of revenues of the State Lottery Commission from sales of lottery tickets and license fees. The monies in the fund are allocated for:
(1) establishing a prize fund from which payments of the prize are disbursed to holders of winning lottery tickets, the total of which prize payments equals, as nearly as practicable, 45 percent of the total revenue accruing from the sale of lottery tickets; (2) payment of expenses incurred by the Commission in the operation of State lotteries; and (3) payment to the State's General Fund of all revenues remaining in the State Lottery Fund, provided that the amount to be transferred into the General Fund must equal not less than 30 percent of the total revenue received and accrued from the sale of lottery tickets plus any other income earned from the lottery. The fiscal year 1996 Appropriations Act increased the percentage of video lottery terminal receipts which are transferred to the General Fund and increased the payout to keno game players, which has increased lottery income. Lottery transfers to the general fund totaled $100.0 million in fiscal year 1997.

         The second largest single component of Other Sources is the gas tax transfer from the Intermodal Surface Transportation Fund. Gasoline tax recipients not dedicated for use by transportation agencies become available to the general fund. This amounted to $37.7 million in fiscal year 1997.

         The Unclaimed Property Transfer reflects funds which have escheated to the State. They include unclaimed items such as bank deposits, funds held by life insurance companies, deposits and refunds held by utilities, dividends and property held by courts and public agencies. The escheated funds are deposited by the General Treasurer in the general fund, with deductions made for administrative costs. Unclaimed property transfers totaled $5.0 million in fiscal year 1997.

         Other Miscellaneous Sources in fiscal year 1997 totaled $40.8 million. This includes $15.8 million from DEPCO, $5.5 million from the Underground Storage Tank Fund, $4.5 million of interest earnings, and $5.0 million of health insurance settlements. In fiscal year 1998 and fiscal year 1999, $34.8 million and $20.7 million are estimated.

         FEDERAL RECEIPTS. In fiscal year 1997, the State collected receipts of $922.4 million from the federal government, representing grants-in-aid and reimbursements to the State for expenditures for various health, welfare and educational programs and distribution of various restricted or categorical grants-in-aid.

         Federal grants-in-aid reimbursements are normally conditioned to some degree, depending on the particular program being funded, on matching resources by the State ranging from a 50 percent matching expenditure to in-kind contributions. The largest categories of federal grants and reimbursements are made for medical assistance payments for the indigent (Title XIX) and Temporary Assistance to Needy Families (TANF). The federal participatory rates for Title XIX are recalculated annually, and the major determinant in the rate calculation is the relative wealth of the State. The federal match rate is 53.4 percent as of October 1, 1997. Effective in fiscal year 1997,

TANF funds are block grants; state eligibility is conditional on maintenance of effort expenditure floors.

                                REVENUE ESTIMATES

         Revenue estimates are predicated upon the May Revenue Estimating conference, as well as changes to general revenues reflected in the fiscal year 1998 budget plan adopted by the Legislature on April 2, 1998 and the fiscal year 1999 Appropriations Act, and other legislation which changes the distribution of the hotel tax receipts. The Consensus Revenue Estimating Conference is required by legislation to convene at least twice annually to forecast generally revenues for the current year and the budget year, based upon current law and collection trends, as well as the economic forecast.

FISCAL YEAR 1998 REVENUE ESTIMATE

         The fiscal year 1998 estimate was revised upward by $64.3 million over the estimate adopted by the November Revenue Estimating Conference. This is a revision of 3.4 percent to the November estimate. The estimate includes adjustments adopted by the Revenue Estimating Conference and changes included in the fiscal year 1998 budget plan adopted by the Legislature for 1998.

         The largest revision was $43.9 million in personal income taxes over the enacted estimate. The revisions to the enacted estimate were: $22.2 million increase in estimated payments, $16.9 million increase in final payments, $6.8 million increase in refunds, and a $11.4 million increase in withholding payments. The Conference adopted estimated payments of $163.7 million, growth of
24.9 percent over fiscal year 1997, reflecting market activity. The 28.5 percent increase in final payments appears to also reflect that activity. Refunds are estimated to be 5.8 percent greater than fiscal year 1997. Withholding growth is estimated at 6.9 percent.


         Total general business taxed estimates were $5.4 million less than the November estimate. Gains in corporate income tax ($1.1 million), Franchise Taxes ($0.4 million), Taxes on insurance companies ($8.6 million), and bank deposits taxes ($0.2 million), partially offset reductions in Public Utilities Gross Earnings Taxes ($2.6 million), Taxes on Financial Institutions ($12.6 million), and the Health Care Provider Tax ($0.5 million).


         Estimated sales tax revenues of $527.0 million reflects 7.7 percent growth over fiscal year 1997 receipts. The estimate is $11.0 million over the November estimate. Other major changes in the Sales and Use Tax category include increases in Motor Vehicle Taxes ($1.8 million) and Cigarettes ($0.8 million).

         Other adjustments include: an increase of $0.8 million in inheritance taxes; an upward revision of $6.8 million for departmental earnings; and a $4.0 million decrease to lottery revenues. The lottery estimate change includes a $2.8 million decrease to the video lottery terminal estimate, a decrease of $1.8 million to the enacted estimate for games, and a $0.6 million increase to the KENO estimate.

         The Legislature's revised budget plan resulted in an adjustment of negative $0.9 million to fiscal year 1998 departmental revenues.

FISCAL YEAR 1999 REVENUE ESTIMATE

         The largest source of fiscal year 1999 general revenue is the personal income tax, with estimated receipts of $731.1 million composing 37.1 percent of the total. While collections in this component have been reduced significantly by 1997 tax law changes, growth of 1.5 percent is still anticipated. Adjusted for these changes, fiscal year 1999 growth equals 4.3 percent.

         Sales Tax collections are expected to total $548.0 million in fiscal year 1999. The fiscal year 1999 estimate anticipates 4.0 percent annual growth, and composes 27.8 percent of total general revenues.

         Other sources of "Sales and Use" taxes are expected to vary slightly in the budget year. Since the Appropriations Act dedicates the full gas tax to ISTF, the motor fuel tax will realize a loss of $4.5 million, but the gas tax transfer in "Other Sources" will increase by the same amount subject to other changes in ISTF allocation. Cigarette Tax collections are expected to realize a loss of $1.1 million, or negative 1.7 percent, for an annual total of $65.0 million. Motor Vehicle and Alcohol Tax collections are expected to remain at fiscal year 1998 levels.

         The General Business Taxes, which represent 10.5 percent of total collections, are expected to increase slightly in fiscal year 1999. The Business Corporations Tax is expected to decline by approximately 2.0 percent as a result of tax cuts and other adjustments, for a total of $65.6 million in revenues. The Franchise and Bank Deposits Taxes are expected to remain flat in fiscal year 1999, while the Public Utilities Gross Earnings Tax revenues are expected to decrease by 1.6 percent, with total collections of $60.0 million. The Financial Institutions account should rebound in fiscal year 1999, with total revenues reaching $7.0 million. The Health Care Provider Assessment is expected to increase by 3.4 percent to $24.0 million, keeping in line with forecast inflation.

         Inheritance and Gift Taxes are expected to decline by $3.0 million (negative 16.7 percent) in fiscal year 1999. The anticipated loss is attributable to the Taxpayer Relief Act provisions which will alter the taxable estate criteria beginning January 1, 1998, and which will likely have the greatest incremental effect in fiscal year 1999, due to tax return filing requirements.

         The Hospital Licensing Fee enacted by the 1997 General Assembly expires on June 30, 1998. The fiscal year 1999 Appropriations Act extends the fee, and includes $37.4 million in fiscal year 1999 General Revenues.

         A reduction in "Other Sources" is explained by a smaller portion of the Gas Tax being transferred to General Revenue, as well as significant reductions in "Other Miscellaneous Revenues". The fiscal year 1999 Appropriations Act allocated the full gas tax to the ISTF with 5 cents dedicated to RIPTA, 1 cent to Elderly Affairs, 17.5 cents to transportation, and the remaining 4.5 cents to the General Fund.

         The fiscal year 1999 Appropriations Act also transfers $4.0 million from the Resource Recovery Fund to General Revenue.

                                  INDEBTEDNESS

         Under the State Constitution, the General Assembly has no power to incur State debts in excess of $50,000 without the consent of the people, except in the case of war, insurrection or invasion, or to pledge the faith of the State to the payment of obligations of others without such consent. By judicial interpretation, the limitation stated above has been judged to include all debts of the State for which its full faith and credit are pledged, including general obligation bonds and notes; bonds and notes guaranteed by the State; and debts or loans insured by agencies of the State, such as the Industrial-Recreational Building Authority. However, non-binding agreements of the State to appropriate monies in aid of obligations of a State agency, such as the provisions of law governing the capital reserve funds of the Port Authority and Economic Development Corporation, now known as the Rhode Island Economic Development Corporation, Housing and Mortgage Finance Corporation, or to appropriate monies to pay rental obligations under State long-term leases, such as the State's lease agreements with the Convention Center Authority and the Resource Recovery Corporation, are not subject to this limitation.

         DIRECT DEBT. Direct debt is authorized by the voters as general obligation bonds and notes. As of June 30, 1998, the State had $767.6 million of bonds outstanding and $276,347,926 of authorized but unissued direct debt. In July 1998, the State issued an additional $65,720,000 of bonds, resulting in a balance of authorized but unissued debt of $209,910,479.

         GUARANTEED DEBT. Guaranteed debt of the State includes bonds and notes issued by, or on behalf of certain agencies, commissions, and authorities created by the General Assembly and charged with enterprise undertakings, for the payment of which debt the full faith and credit of the State are pledged in the event that the revenues of such entities may at any time be insufficient. These include the Blackstone Valley District Commission and the Narragansett Bay Water Quality Management District Commission. As of June 30, 1997, these entities had bonds outstanding of $22,657,000 and $1,514,000 of authorized but unissued debt.

                                    YEAR 2000

         The State has taken steps to ensure that internal and mechanical Year 2000 issues, which may arise from State operations, will not materially affect the State's credit-worthiness and ability to make timely payments of debt service. The approach of the State has been to raise the awareness of technical and managerial staff and to provide the assistance necessary to mitigate the risk to the performance of the State's business.

         The State has coordinated the efforts to remediate and mitigate the impact of the Year 2000 computer issue through the office of the Chief Information Officer. The "Year 2000 Program Office", which was created in December 1996, performs this coordination.

         The Fiscal Year 1998 budget contained $500,000 for Year 2000 compliance. Approximately half of the funding was extended to departments to repair and replace critical non-compliant software systems inventoried and assessed by departments as overseen by the Program Office.

         The General Assembly enacted the Governor's requested budget for fiscal year 1999 of $2.5 million for "Year 2000" technology problems. This budget will be used to address infrastructure issues and external compliance. Contingency plans will be necessary for critical operations where compliance cannot be assured. The year 2000 Program Office will accept requests for emergency financial assistance in any of these areas, provided that the need, agency commitment and feasibility of the project have been demonstrated. Requests for additional appropriations may be required as a result of these requests.

         The State cannot guarantee that systems of other companies on which State government systems rely, or that a failure to convert by another company, or a conversion that is incompatible with the State's systems, would not have a material adverse effect on the State. Furthermore, the failure of certain entities beyond the control of the State, such as the federal government or other sources of revenue, to address the Year 2000 issue could have a material adverse impact on the operations or finances of the State.

                                   LITIGATION

         The State, its officers and employees are defendants in numerous lawsuits. With respect to any such litigation, State officials are of the opinion that the lawsuits are not likely to result either individually or in the aggregate in final judgments against the State which would materially affect its financial position. However, the following case should be noted. In Case No. 97-329-Appeal CAPITAL PROPERTIES, INC. ("CPI") V. STATE OF RHODE ISLAND, the Rhode Island Supreme Court issued an order on April 17, 1998 affirming a judgment in favor of CPI against the State for $6,100,949 plus interest and costs. With interest, the judgment totals in excess of $11,700,000 with interest accruing in an amount in excess of $3,500 per day.

         The judgment arises out of a condemnation of land of CPI by the State in 1987. The State contends there are contractual obligations among the State, CPI and the City of Providence, Rhode Island which relieve the State of the obligation to pay the judgment in the case. The State's position is that the City of Providence and the State agreed to bear equally any judgment entered in favor of CPI, and that CPI moreover agreed it would forego enforcement of any judgment against the State in exchange for the State's conveyance to CPI of land designated as "Parcel 9." Parcel 9 has been previously conveyed by the State to CPI. Accordingly, it is the position of the State that the applicable contractual provisions preclude enforcement of the judgment against the State. The appeal was remanded by the Rhode Island Supreme Court to the Superior Court without prejudice to any party seeking to enforce any contractual obligations that may be implicated by enforcement of the judgment against the State. CPI subsequently obtained a Writ of Mandamus from the Superior Court against the State requiring immediate payment of the judgment. The State has appealed the issuance of that Writ to the Rhode Island Supreme Court. The State also brought a suit against CPI and the City of Providence seeking a court order acknowledging that the State has already paid one-half the judgment to CPI and that the other half is the responsibility of the City. If the State is forced to pay one half the judgement, it is the State's position that the City of Providence is obligated to reimburse the State that amount.

         The State intends to oppose vigorously any enforcement of the judgment. There are, however, no assurances the State will prevail. If the State fails to prevail, resources of the State will have to be identified to satisfy this judgment. No monies are currently budgeted to pay the judgment.

                                   APPENDIX B

                       DESCRIPTION OF SECURITIES RATINGS 1


         The ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Rating Services ("S&P"), and Fitch IBCA, Inc. ("Fitch IBCA") represent their opinions as to the quality of various debt securities, and are not absolute standards of quality. Debt securities with the same maturity, coupon and rating may have different yields, while debt securities of the same maturity and coupon with different ratings may have the same yield. The ratings below are as described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may, from time to time, revise such ratings, they undertake no obligation to do so.

                DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
                            FOUR HIGHEST BOND RATINGS

         AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower then the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A Bonds which are rated A possess many favorable investments attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         BAA Bonds which are rated Baa are considered as medium grade obligations, since they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any greater length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

____________________
1/As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may, from time to time, revise such ratings, they undertake no obligations to do so

         Note: Those bonds in the Aa, A and Baa categories which Moody's believes possess the strongest credit attributes are designated by the symbols Aa1, A1 and Baa1.

                DESCRIPTION OF STANDARD & POOR'S RATING SERVICES
                            FOUR HIGHEST BOND RATINGS

AAA An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is still strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Plus (+) or minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                        DESCRIPTION OF FITCH IBCA, INC.'S
               FOUR HIGHEST INTERNATIONAL LONG-TERM CREDIT RATINGS

         When assigning ratings, Fitch IBCA considers the historical and prospective financial condition, quality of management, and the operating performance of the issuer and of any guarantor, any special features of a specific issue or guarantee, the issue's relationship to other obligations of the issuer, as well as developments in the economic and political environment that might affect the issuer's financial strength and credit quality.

         Variable rate demand obligations and other securities which contain a demand feature will have a dual rating, such as 'AAA/F1+'. The first rating denotes long-term ability to make principal and interest payments. The second rating denotes ability to meet a demand feature in full and on time.

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

         "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term category.

                DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
                TWO HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES

         Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, such as long-term secular trends, may be less important over the short run.

MIG 1/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

                DESCRIPTION OF STANDARD & POOR'S RATING SERVICES
                TWO HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES

         A S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

                  Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note.

                  Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

         Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

                DESCRIPTION OF STANDARD & POOR'S RATING SERVICES
                       RATINGS OF TAX-EXEMPT DEMAND BONDS

         S&P assigns "dual" ratings to all debt issues that have a put or demand feature as part of their structure.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

                        DESCRIPTION OF FITCH IBCA, INC.'S
               TWO HIGHEST INTERNATIONAL SHORT-TERM CREDIT RATINGS

         A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

                DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
                       TWO HIGHEST SHORT-TERM DEBT RATINGS

         Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually short-term senior debt obligations having an original maturity not in excess of one year.

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                DESCRIPTION OF STANDARD & POOR'S RATING SERVICES
                      TWO HIGHEST COMMERCIAL PAPER RATINGS

         A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1 A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligations is still strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                                   APPENDIX C

                            TAXABLE EQUIVALENT YIELDS

--------------------------------------------------------------------------------

These tables show the yield investors need to achieve from a taxable investment to equal the yield from a tax-exempt investment. These tables do not predict the yield of any Fund. They are accurate as of September 1, 1999.

-------------------------------------------------------------------------------------------------------------------
FEDERAL
Equivalent yields:  Tax-exempt versus taxable securities

                             1999
                            Federal
     Taxable Income         Marginal
--------------------------
   Single        Joint       Rate      4.0%    4.5%     5.0%     5.5%     6.0%     6.5%    7.0%     7.5%     8.0%
-------------- -----------  -------- ------- -------- -------- -------- -------- ------- -------- -------- --------

  $0-25,750    $0-43,050    15.00%     4.71%   5.29%    5.88%    6.47%    7.06%`   7.65%   8.24%    8.82%    9.41%

25,751-62,450   43,051-
                104,050     28.00%     5.56%   6.25%    6.94%    7.64%    8.33%    9.03%   9.72%   10.42%   11.11%

 62,451-        104,051-
 130,250        158,550     31.00%     5.80%   6.52%    7.25%    7.97%    8.70%    9.42%  10.14%   10.87%   11.59%


130,251-        158,551-
283,150         283,150     36.00%     6.25%   7.03%    7.81%    8.59%    9.38%   10.16%  10.94%   11.72%   12.50%


over 283,150  over 283,150  39.60%     6.62%   7.45%    8.28%    9.11%    9.93%   10.76%  11.59%   12.42%   13.25%

-------------------------------------------------------------------------------------------------------------------

CONNECTICUT
Equivalent yields:  Tax-exempt versus taxable securities



                                                1999
                                              Combined    A Connecticut Tax-Exempt Income
      Taxable Income*                        Connecticut         Fund Yield of:
------------------------- State      Federal and Federal ------ -----  ------ ------- --------
   Single        Joint    Rate**      Rate   TaxBracket*** 4.0%   5.0%   6.0%    7.0%    8.0%
-------------- ---------- ------     ------- ----------- ------ -----  ------ ------- --------
  $0-10,000     $0-20,000  3.00%****  15.00%   17.55%     4.85%  6.06%  7.28%   8.49%   9.70%

10,001-25,750  20,001-
               43,050      4.50%      15.00%   18.83%     4.93%  6.16%  7.39%   8.62%   9.86%

25,751-61,450  43,051-
              104,050      4.50%      28.00%   31.24%     5.82%  7.27%  8.73%  10.18%  11.63%

   62,451-    104,051-
   130,250    158,550      4.50%      31.00%   34.11%     6.07%  7.59%  9.11%  10.62%  12.14%

  130,251-    158,551-
  283,150     283,150      4.50%      36.00%   38.88%     6.54%  8.18%  9.82%  11.45%  13.09%

over 283,150   over        4.50%      39.60%   42.32%     6.93%  8.67% 10.40%  12.14%  13.87%
              283,150

* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income as defined in the Internal
     Revenue Code is the same as under the Connecticut Personal Income Tax law, however, Connecticut taxable income may differ due to differences in exemptions, itemized deductions and other items.
** The Connecticut credits have not been included in the calculation of the state rates. A credit between 1% and 75% is automatically allowed for single taxpayers with a CT adjusted gross income ranging from $12,000 to $52,500. A credit between 1% and 75% is automatically allowed for married filing joint taxpayers with CT adjusted gross income ranging from $24,000 to $100,500.
*** For federal tax purposes, these combined rates reflect the applicable marginal rates for 1999, including indexing for inflation. These rates include the effect of deducting state taxes on your Federal return.
**** Per changes of 1997 Regular Session and the trailing Special Sessions of the Connecticut General Assembly.
-------------------------------------------------------------------------------

                                       -2-
-------------------------------------------------------------------------------

FLORIDA
Equivalent yields:  Tax-exempt versus taxable securities


                               1999
                             Combined
      Taxable Income*        Florida                A Tax-Exempt Income Fund Yield of:
-------------------------- and Federal -------- -------- -------- ------- -------- -------- -------
   Single        Joint     Tax Bracket**  4.0%     4.5%     5.0%     5.5%    6.0%     6.5%     7.0%
-------------- ----------- ----------- -------- -------- -------- ------- -------- -------- -------
  $0-25,750    $0-43,050     15.00%      4.71%    5.29%    5.88%    6.47%   7.06%`   7.65%    8.24%

25,751-62,450   43,051-
                104,050      28.00%      5.56%    6.25%    6.94%    7.64%   8.33%    9.03%    9.72%

   62,451-      104,051-
   130,250      158,550      31.00%      5.80%    6.52%    7.25%    7.97%   8.70%    9.42%   10.14%

  130,251-      158,551-
  283,150       283,150      36.00%      6.25%    7.03%    7.81%    8.59%   9.38%   10.16%   10.94%

over 283,150  over 283,150   39.60%      6.62%    7.45%    8.28%    9.11%   9.93%   10.76%   11.59%


 * This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income as defined in the Internal Revenue Code is the same as under the Florida Personal Income Tax law; however, Florida taxable income may differ due to differences in exemptions, itemized deductions and other items.
** For federal tax purposes these combined rates reflect the applicable marginal rates for 1999, including indexing for inflation. These rates include the effect of deducting state taxes on your federal return.

--------------------------------------------------------------------------------

MASSACHUSETTS
Equivalent yields:  Tax-exempt versus taxable securities

                                               1999
                                             Combined      A Massachusetts Tax-Exempt Income
      Taxable Income*                      Massachusetts            Fund Yield of:
-------------------------   State   Federal and Federal  ------  -----  ------ ------- --------
   Single        Joint      Rate**   Rate   TaxBracket*** 4.0%    5.0%   6.0%    7.0%    8.0%
-------------- ----------  ------   ------- -----------  ------  -----  ------ ------- --------
  $0-25,750    $0-43,050    5.95%   15.00%   20.06%      5.00%  6.25%   7.51%   8.76%  10.01%

25,751-62,450   43,051-
                104,050     5.95%   28.00%   32.28%      5.91%  7.38%   8.86%  10.34%  11.81%

  62,451-       104,051-
  130,250       158,550     5.95%   31.00%   35.11%      6.16%  7.70%   9.25%  10.79%  12.33%

  130,251-      158,551-
  283,150       283,150     5.95%   36.00%   39.81%      6.65%  8.31%   9.97%  11.63%  13.29%

over 283,150 over 283,150   5.95%   39.60%   43.19%      7.04%  8.80%  10.56%  12.32%  14.08%


 * This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income as defined in the Internal Revenue Code is the same as under the Massachusetts Personal Income Tax law, however, Massachusetts taxable income may vary due to differences in exemptions, itemized deductions, and other items.
** For federal tax purposes, these combined rates reflect the applicable marginal rates for 1999, including indexing for inflation. These rates include the effect of deducting state taxes on your Federal return.
*** For tax years beginning on or after 1/1/99 the rate for Part A income consisting of interest and dividends is reduced from 12% to 5.95%.


--------------------------------------------------------------------------------

                                      -3-
--------------------------------------------------------------------------------
RHODE ISLAND
Equivalent yields:  Tax-exempt versus taxable securities


                                               1999
                                             Combined      A Rhode Island Tax-Exempt Income
      Taxable Income*                      Rhode Island            Fund Yield of:
-------------------------   State   Federal and Federal  ------  -----  ------ ------- --------
   Single        Joint      Rate**   Rate   TaxBracket*** 4.0%    5.0%   6.0%    7.0%    8.0%
-------------- ----------  ------   ------- -----------  ------  -----  ------ ------- --------
  $0-25,750    $0-43,050   26.50%   15.00%    18.98%      4.94%   6.17%  7.41%   8.64%   9.87%

25,751-62,450   43,051-
                104,050    26.50%   28.00%    35.42%      6.19%   7.74%  9.29%  10.84%  12.39%

  62,451-
  130,250       104,051-
                158,550    26.50%   31.00%    39.22%      6.58%   8.23%  9.87%  11.52%  13.16%

 130,251-
 283,150        158,551-
                283,150    26.50%   36.00%    45.54%      7.34%   9.18% 11.02%  12.85%  14.69%

over 283,150 over 283,150  26.50%   39.60%    50.09%      8.02%  10.02% 12.02%  14.03%  16.03%


* This amount represents taxable income as defined in the Internal Revenue Code. It is assumed that taxable income defined in the Internal Revenue Code is the same as under the Rhode Island Personal Income Tax law, however, Rhode Island taxable income may differ due to differences in exemptions, itemized deductions, and other items.
** For federal tax purposes, these combined rates reflect the applicable marginal rates for 1998, including indexing for inflation. These rates include the effect of deducting state taxes on your Federal return.

BOSTON 1784 FUNDS SM

BOSTON 1784 TAX-FREE MONEY MARKET FUND
BOSTON 1784 U.S. TREASURY MONEY MARKET FUND
BOSTON 1784 INSTITUTIONAL U.S. TREASURY MONEY MARKET FUND
BOSTON 1784 PRIME MONEY MARKET FUND
BOSTON 1784 INSTITUTIONAL PRIME MONEY MARKET FUND
BOSTON 1784 SHORT-TERM INCOME FUND
BOSTON 1784 INCOME FUND
BOSTON 1784 U.S. GOVERNMENT MEDIUM-TERM INCOME FUND
BOSTON 1784 TAX-EXEMPT MEDIUM-TERM INCOME FUND
BOSTON 1784 CONNECTICUT TAX-EXEMPT INCOME FUND
BOSTON 1784 FLORIDA TAX-EXEMPT INCOME FUND
BOSTON 1784 MASSACHUSETTS TAX-EXEMPT INCOME FUND
BOSTON 1784 RHODE ISLAND TAX-EXEMPT INCOME FUND
BOSTON 1784 ASSET ALLOCATION FUND
BOSTON 1784 GROWTH AND INCOME FUND
BOSTON 1784 GROWTH FUND
BOSTON 1784 INTERNATIONAL EQUITY FUND














STATEMENT OF ADDITIONAL INFORMATION

OCTOBER 1, 1999


----------------------------------------------------

Boston 1784 FundsSM:
[bullet] are not insured by the FDIC or any other governmental agency; [bullet] are not guaranteed by BankBoston, N.A. or any of its affiliates; [bullet] are not deposits or obligations of BankBoston, N.A. or any of its affiliates; and
[bullet] involve investment risks, including possible loss of principal. BankBoston, N.A. serves as investment adviser and shareholder servicing agent for Boston 1784 Funds. Investors Bank and Trust Company serves as custodian for Boston 1784 Funds. Boston 1784 Funds are distributed by SEI Investments Distribution Co., a party independent of BankBoston, N.A. and any of its affiliates. Financial
Services Counselors are registered representatives of BankBoston Investor Services, Inc. (member NASD/SIPC), a wholly-owned subsidiary of BankBoston, N.A.